EXECUTION COPY











        RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.,

                            Company,

                RESIDENTIAL FUNDING CORPORATION,

                        Master Servicer,

                               and

               THE FIRST NATIONAL BANK OF CHICAGO,

                             Trustee




                 POOLING AND SERVICING AGREEMENT

                   Dated as of January 1, 1996



               Mortgage Pass-Through Certificates

                         Series 1996-S2







                        TABLE OF CONTENTS
                                                             Page

                            ARTICLE I

                           DEFINITIONS

     Section 1.01.  Definitions. . . . . . . . . . . . . . . .  3
          Accrued Certificate Interest . . . . . . . . . . . .  3
          Adjusted Mortgage Rate . . . . . . . . . . . . . . .  3
          Advance. . . . . . . . . . . . . . . . . . . . . . .  4
          Affiliate. . . . . . . . . . . . . . . . . . . . . .  4
          Agreement. . . . . . . . . . . . . . . . . . . . . .  4
          Amount Held for Future Distribution. . . . . . . . .  4
          Appraised Value. . . . . . . . . . . . . . . . . . .  4
          Assignment . . . . . . . . . . . . . . . . . . . . .  4
          Assignment Agreement . . . . . . . . . . . . . . . .  4
          Assignment of Proprietary Lease. . . . . . . . . . .  4
          Available Distribution Amount. . . . . . . . . . . .  5
          Bankruptcy Amount. . . . . . . . . . . . . . . . . .  5
          Bankruptcy Code. . . . . . . . . . . . . . . . . . .  5
          Bankruptcy Loss. . . . . . . . . . . . . . . . . . .  5
          Book-Entry Certificate . . . . . . . . . . . . . . .  5
          Business Day . . . . . . . . . . . . . . . . . . . .  5
          Buydown Funds. . . . . . . . . . . . . . . . . . . .  5
          Buydown Mortgage Loan. . . . . . . . . . . . . . . .  6
          Cash Liquidation . . . . . . . . . . . . . . . . . .  6
          Certificate. . . . . . . . . . . . . . . . . . . . .  6
          Certificate Account. . . . . . . . . . . . . . . . .  6
          Certificate Account Deposit Date . . . . . . . . . .  6
          Certificateholder or Holder. . . . . . . . . . . . .  6
          Certificate Owner. . . . . . . . . . . . . . . . . .  6
          Certificate Principal Balance. . . . . . . . . . . .  6
          Certificate Register and Certificate Registrar . . .  7
          Class. . . . . . . . . . . . . . . . . . . . . . . .  7
          Class A Certificate. . . . . . . . . . . . . . . . .  7
          Class A-4 Collection Shortfall . . . . . . . . . . .  7
          Class A-4 Principal Distribution Amount. . . . . . .  8
          Class B Certificate. . . . . . . . . . . . . . . . .  8
          Class B Percentage . . . . . . . . . . . . . . . . .  8
          Class B-1 Percentage . . . . . . . . . . . . . . . .  8
          Class B-1 Prepayment Distribution Trigger. . . . . .  8
          Class B-2 Percentage . . . . . . . . . . . . . . . .  8
          Class B-2 Prepayment Distribution Trigger. . . . . .  8
          Class B-3 Percentage . . . . . . . . . . . . . . . .  8
          Class B-3 Prepayment Distribution Trigger. . . . . .  9
          Class M Certificate. . . . . . . . . . . . . . . . .  9
          Class M Percentage . . . . . . . . . . . . . . . . .  9
          Class M-1 Percentage . . . . . . . . . . . . . . . .  9
          Class M-2 Percentage . . . . . . . . . . . . . . . .  9
          Class M-2 Prepayment Distribution Trigger. . . . . .  9
          Class M-3 Percentage . . . . . . . . . . . . . . . .  9
          Class M-3 Prepayment Distribution Trigger. . . . . .  9
          Class R Certificate. . . . . . . . . . . . . . . . . 10
          Closing Date . . . . . . . . . . . . . . . . . . . . 10
          Code . . . . . . . . . . . . . . . . . . . . . . . . 10
          Compensating Interest. . . . . . . . . . . . . . . . 10
          Cooperative. . . . . . . . . . . . . . . . . . . . . 10
          Cooperative Apartment. . . . . . . . . . . . . . . . 10
          Cooperative Lease. . . . . . . . . . . . . . . . . . 10
          Cooperative Loans. . . . . . . . . . . . . . . . . . 10
          Cooperative Stock. . . . . . . . . . . . . . . . . . 11
          Cooperative Stock Certificate. . . . . . . . . . . . 11
          Corporate Trust Office . . . . . . . . . . . . . . . 11
          Credit Support Depletion Date. . . . . . . . . . . . 11
          Curtailment. . . . . . . . . . . . . . . . . . . . . 11
          Custodial Account. . . . . . . . . . . . . . . . . . 11
          Custodial Agreement. . . . . . . . . . . . . . . . . 11
          Custodian. . . . . . . . . . . . . . . . . . . . . . 11
          Cut-off Date . . . . . . . . . . . . . . . . . . . . 11
          Cut-off Date Principal Balance . . . . . . . . . . . 11
          Debt Service Reduction . . . . . . . . . . . . . . . 11
          Deficient Valuation. . . . . . . . . . . . . . . . . 11
          Definitive Certificate . . . . . . . . . . . . . . . 12
          Deleted Mortgage Loan. . . . . . . . . . . . . . . . 12
          Depository . . . . . . . . . . . . . . . . . . . . . 12
          Depository Participant . . . . . . . . . . . . . . . 12
          Destroyed Mortgage Note. . . . . . . . . . . . . . . 12
          Determination Date . . . . . . . . . . . . . . . . . 12
          Discount Fraction. . . . . . . . . . . . . . . . . . 12
          Discount Mortgage Loan . . . . . . . . . . . . . . . 12
          Disqualified Organization. . . . . . . . . . . . . . 12
          Distribution Date. . . . . . . . . . . . . . . . . . 13
          Due Date . . . . . . . . . . . . . . . . . . . . . . 13
          Due Period . . . . . . . . . . . . . . . . . . . . . 13
          Eligible Account . . . . . . . . . . . . . . . . . . 13
          Eligible Funds . . . . . . . . . . . . . . . . . . . 14
          Event of Default . . . . . . . . . . . . . . . . . . 14
          Excess Bankruptcy Loss . . . . . . . . . . . . . . . 14
          Excess Fraud Loss. . . . . . . . . . . . . . . . . . 14
          Excess Special Hazard Loss . . . . . . . . . . . . . 14
          Excess Spread. . . . . . . . . . . . . . . . . . . . 14
          Excess Subordinate Principal Amount. . . . . . . . . 14
          Extraordinary Events . . . . . . . . . . . . . . . . 14
          Extraordinary Losses . . . . . . . . . . . . . . . . 15
          FDIC . . . . . . . . . . . . . . . . . . . . . . . . 15
          FHLMC. . . . . . . . . . . . . . . . . . . . . . . . 15
          Final Distribution Date. . . . . . . . . . . . . . . 15
          Fitch. . . . . . . . . . . . . . . . . . . . . . . . 15
          FNMA . . . . . . . . . . . . . . . . . . . . . . . . 15
          Foreclosure Profits. . . . . . . . . . . . . . . . . 16
          Fraud Loss Amount. . . . . . . . . . . . . . . . . . 16
          Fraud Losses . . . . . . . . . . . . . . . . . . . . 16
          Independent. . . . . . . . . . . . . . . . . . . . . 16
          Initial Certificate Principal Balance. . . . . . . . 16
          Initial Monthly Payment Fund . . . . . . . . . . . . 17
          Insurance Proceeds . . . . . . . . . . . . . . . . . 17
          Insurer. . . . . . . . . . . . . . . . . . . . . . . 17
          Late Collections . . . . . . . . . . . . . . . . . . 17
          Liquidation Proceeds . . . . . . . . . . . . . . . . 17
          Loan-to-Value Ratio. . . . . . . . . . . . . . . . . 17
          Maturity Date. . . . . . . . . . . . . . . . . . . . 17
          Monthly Payment. . . . . . . . . . . . . . . . . . . 17
          Moody's. . . . . . . . . . . . . . . . . . . . . . . 17
          Mortgage . . . . . . . . . . . . . . . . . . . . . . 17
          Mortgage File. . . . . . . . . . . . . . . . . . . . 18
          Mortgage Loan Schedule . . . . . . . . . . . . . . . 18
          Mortgage Loans . . . . . . . . . . . . . . . . . . . 19
          Mortgage Note. . . . . . . . . . . . . . . . . . . . 19
          Mortgage Rate. . . . . . . . . . . . . . . . . . . . 19
          Mortgaged Property . . . . . . . . . . . . . . . . . 19
          Mortgagor. . . . . . . . . . . . . . . . . . . . . . 19
          Net Mortgage Rate. . . . . . . . . . . . . . . . . . 19
          Non-Discount Mortgage Loan . . . . . . . . . . . . . 19
          Non-Primary Residence Loans. . . . . . . . . . . . . 19
          Non-United States Person . . . . . . . . . . . . . . 19
          Nonrecoverable Advance . . . . . . . . . . . . . . . 19
          Nonsubserviced Mortgage Loan . . . . . . . . . . . . 19
          Officers' Certificate. . . . . . . . . . . . . . . . 19
          Opinion of Counsel . . . . . . . . . . . . . . . . . 20
          Original Senior Percentage . . . . . . . . . . . . . 20
          Outstanding Mortgage Loan. . . . . . . . . . . . . . 20
          Owner or Holder. . . . . . . . . . . . . . . . . . . 20
          Ownership Interest . . . . . . . . . . . . . . . . . 20
          Pass-Through Rate. . . . . . . . . . . . . . . . . . 20
          Paying Agent . . . . . . . . . . . . . . . . . . . . 20
          Percentage Interest. . . . . . . . . . . . . . . . . 20
          Permitted Investments. . . . . . . . . . . . . . . . 21
          Permitted Transferee . . . . . . . . . . . . . . . . 22
          Person . . . . . . . . . . . . . . . . . . . . . . . 22
          Pool Stated Principal Balance. . . . . . . . . . . . 22
          Prepayment Assumption. . . . . . . . . . . . . . . . 22
          Prepayment Distribution Percentage . . . . . . . . . 22
          Prepayment Distribution Trigger. . . . . . . . . . . 24
          Prepayment Period. . . . . . . . . . . . . . . . . . 24
          Primary Insurance Policy . . . . . . . . . . . . . . 24
          Principal Prepayment . . . . . . . . . . . . . . . . 24
          Principal Prepayment in Full . . . . . . . . . . . . 24
          Program Guide. . . . . . . . . . . . . . . . . . . . 24
          Purchase Price . . . . . . . . . . . . . . . . . . . 24
          Qualified Substitute Mortgage Loan . . . . . . . . . 25
          Rating Agency. . . . . . . . . . . . . . . . . . . . 25
          Realized Loss. . . . . . . . . . . . . . . . . . . . 25
          Record Date. . . . . . . . . . . . . . . . . . . . . 26
          Regular Certificate. . . . . . . . . . . . . . . . . 26
          REMIC. . . . . . . . . . . . . . . . . . . . . . . . 26
          REMIC Administrator. . . . . . . . . . . . . . . . . 26
          REMIC Provisions . . . . . . . . . . . . . . . . . . 26
          REO Acquisition. . . . . . . . . . . . . . . . . . . 26
          REO Disposition. . . . . . . . . . . . . . . . . . . 26
          REO Imputed Interest . . . . . . . . . . . . . . . . 26
          REO Proceeds . . . . . . . . . . . . . . . . . . . . 27
          REO Property . . . . . . . . . . . . . . . . . . . . 27
          Request for Release. . . . . . . . . . . . . . . . . 27
          Required Insurance Policy. . . . . . . . . . . . . . 27
          Residential Funding. . . . . . . . . . . . . . . . . 27
          Responsible Officer. . . . . . . . . . . . . . . . . 27
          Schedule of Discount Fractions . . . . . . . . . . . 27
          Security Agreement . . . . . . . . . . . . . . . . . 27
          Seller . . . . . . . . . . . . . . . . . . . . . . . 27
          Seller's Agreement . . . . . . . . . . . . . . . . . 27
          Senior Accelerated Distribution Percentage . . . . . 28
          Senior Percentage. . . . . . . . . . . . . . . . . . 29
          Senior Principal Distribution Amount . . . . . . . . 29
          Servicing Advances . . . . . . . . . . . . . . . . . 29
          Servicing Fee. . . . . . . . . . . . . . . . . . . . 29
          Servicing Officer. . . . . . . . . . . . . . . . . . 29
          Special Hazard Amount. . . . . . . . . . . . . . . . 29
          Special Hazard Loss. . . . . . . . . . . . . . . . . 30
          Spread Rate. . . . . . . . . . . . . . . . . . . . . 30
          Standard & Poor's. . . . . . . . . . . . . . . . . . 30
          Stated Principal Balance . . . . . . . . . . . . . . 30
          Subordinate Percentage . . . . . . . . . . . . . . . 31
          Subordinate Principal Distribution Amount. . . . . . 31
          Subserviced Mortgage Loan. . . . . . . . . . . . . . 31
          Subservicer. . . . . . . . . . . . . . . . . . . . . 31
          Subservicer Advance. . . . . . . . . . . . . . . . . 31
          Subservicing Account . . . . . . . . . . . . . . . . 31
          Subservicing Agreement . . . . . . . . . . . . . . . 32
          Subservicing Fee . . . . . . . . . . . . . . . . . . 32
          Tax Returns. . . . . . . . . . . . . . . . . . . . . 32
          Transfer . . . . . . . . . . . . . . . . . . . . . . 32
          Transferee . . . . . . . . . . . . . . . . . . . . . 32
          Transferor . . . . . . . . . . . . . . . . . . . . . 32
          Trust Fund . . . . . . . . . . . . . . . . . . . . . 32
          Uniform Single Attestation Program for Mortgage
               Bankers . . . . . . . . . . . . . . . . . . . . 33
          Uninsured Cause. . . . . . . . . . . . . . . . . . . 33
          United States Person . . . . . . . . . . . . . . . . 33
          Voting Rights. . . . . . . . . . . . . . . . . . . . 33

                           ARTICLE II

                  CONVEYANCE OF MORTGAGE LOANS;
                ORIGINAL ISSUANCE OF CERTIFICATES

     Section 2.01.  Conveyance of Mortgage Loans . . . . . . . 34
     Section 2.02.  Acceptance by Trustee. . . . . . . . . . . 38
     Section 2.03.  Representations, Warranties and
                    Covenants of the Master Servicer and
                    the Company. . . . . . . . . . . . . . . . 40
     Section 2.04.  Representations and Warranties
                    of Sellers . . . . . . . . . . . . . . . . 44
     Section 2.05.  Execution and Authentication of
                    Certificates . . . . . . . . . . . . . . . 46

                           ARTICLE III

                  ADMINISTRATION AND SERVICING
                        OF MORTGAGE LOANS

     Section 3.01.  Master Servicer to Act as Servicer . . . . 47
     Section 3.02.  Subservicing Agreements Between
                    Master Servicer and Subservicers;
                    Enforcement of Subservicers' and
                    Sellers' Obligations . . . . . . . . . . . 48
     Section 3.03.  Successor Subservicers . . . . . . . . . . 49
     Section 3.04.  Liability of the Master Servicer . . . . . 49
     Section 3.05.  No Contractual Relationship Between
                    Subservicer and Trustee,
                    Certificateholders or Owner of the
                    Excess Spread. . . . . . . . . . . . . . . 50
     Section 3.06.  Assumption or Termination of
                    Subservicing Agreements by Trustee . . . . 50
     Section 3.07.  Collection of Certain Mortgage Loan
                    Payments; Deposits to
                    Custodial Account. . . . . . . . . . . . . 50
     Section 3.08.  Subservicing Accounts;
                    Servicing Accounts . . . . . . . . . . . . 53
     Section 3.09. Access to Certain Documentation and Information Regarding the Mortgage
                    Loans. . . . . . . . . . . . . . . . . . . 54
     Section 3.10.  Permitted Withdrawals from the
                    Custodial Account. . . . . . . . . . . . . 54
     Section 3.11.  Maintenance of the Primary Insurance
                    Policies; Collections Thereunder . . . . . 56
     Section 3.12.  Maintenance of Fire Insurance and
                    Omissions and Fidelity Coverage. . . . . . 57
     Section 3.13.  Enforcement of Due-on-Sale Clauses;
                    Assumption and Modification
                    Agreements; Certain Assignments. . . . . . 58
     Section 3.14.  Realization Upon Defaulted
                    Mortgage Loans . . . . . . . . . . . . . . 60
     Section 3.15.  Trustee to Cooperate;
                    Release of Mortgage Files. . . . . . . . . 63
     Section 3.16.  Servicing and Other Compensation . . . . . 64
     Section 3.17.  Reports to the Trustee
                    and the Company. . . . . . . . . . . . . . 65
     Section 3.18.  Annual Statement as to Compliance. . . . . 65
     Section 3.19.  Annual Independent Public
                    Accountants' Servicing Report. . . . . . . 66
     Section 3.20.  Rights of the Company in Respect
                    of the Master Servicer . . . . . . . . . . 66


                           ARTICLE IV

  PAYMENTS TO CERTIFICATEHOLDERS AND OWNER OF THE EXCESS SPREAD

     Section 4.01.  Certificate Account. . . . . . . . . . . . 67
     Section 4.02.  Distributions. . . . . . . . . . . . . . . 67
     Section 4.03.  Statements to Certificateholders and
                    the Owner of the Excess Spread . . . . . . 75
     Section 4.04.  Distribution of Reports to the
                    Trustee and the Company; Advances
                    by the Master Servicer . . . . . . . . . . 77
     Section 4.05.  Allocation of Realized Losses. . . . . . . 79
     Section 4.06.  Reports of Foreclosures and
                    Abandonment of Mortgaged Property. . . . . 80
     Section 4.07.  Optional Purchase of
                    Defaulted Mortgage Loans . . . . . . . . . 80

                            ARTICLE V

               THE CERTIFICATES AND EXCESS SPREAD

     Section 5.01.  The Certificates . . . . . . . . . . . . . 82
     Section 5.02.  Registration of Transfer
                    and Exchange of Certificates . . . . . . . 83
     Section 5.03.  Mutilated, Destroyed, Lost
                    or Stolen Certificates . . . . . . . . . . 88
     Section 5.04.  Persons Deemed Owners. . . . . . . . . . . 89
     Section 5.05.  Appointment of Paying Agent. . . . . . . . 89
     Section 5.06.  Optional Purchase of Certificates. . . . . 89

                           ARTICLE VI

               THE COMPANY AND THE MASTER SERVICER

     Section 6.01.  Respective Liabilities of the
                    Company and the Master Servicer. . . . . . 92
     Section 6.02.  Merger or Consolidation of the
                    Company or the Master Servicer;
                    Assignment of Rights and Delegation
                    of Duties by Master Servicer . . . . . . . 92
     Section 6.03.  Limitation on Liability of the
                    Company, the Master Servicer and
                    Others.. . . . . . . . . . . . . . . . . . 93
     Section 6.04.  Company and Master
                    Servicer Not to Resign . . . . . . . . . . 94

                           ARTICLE VII

                             DEFAULT

     Section 7.01.  Events of Default. . . . . . . . . . . . . 95
     Section 7.02.  Trustee or Company to Act;
                    Appointment of Successor . . . . . . . . . 97
     Section 7.03.  Notification to Certificateholders . . . . 98
     Section 7.04.  Waiver of Events of Default. . . . . . . . 98

                          ARTICLE VIII

                     CONCERNING THE TRUSTEE

     Section 8.01.  Duties of Trustee. . . . . . . . . . . . . 99
     Section 8.02.  Certain Matters Affecting the
                    Trustee. . . . . . . . . . . . . . . . . .100
     Section 8.03.  Trustee Not Liable for
                    Certificates or Mortgage Loans . . . . . .102
     Section 8.04.  Trustee May Own Certificates . . . . . . .102
     Section 8.05.  Master Servicer to Pay Trustee's
                    Fees and Expenses; Indemnification . . . .102
     Section 8.06.  Eligibility Requirements for
                    Trustee. . . . . . . . . . . . . . . . . .103
     Section 8.07.  Resignation and Removal of the
                    Trustee. . . . . . . . . . . . . . . . . .104
     Section 8.08.  Successor Trustee. . . . . . . . . . . . .105
     Section 8.09.  Merger or Consolidation of Trustee . . . .105
     Section 8.10.  Appointment of Co-Trustee
                    or Separate Trustee. . . . . . . . . . . .106
     Section 8.11.  Appointment of Custodians. . . . . . . . .107
     Section 8.12.  Appointment of Office or Agency. . . . . .107

                           ARTICLE IX

                           TERMINATION

     Section 9.01.  Termination Upon Purchase by the
                    Master Servicer or the Company or
                    Liquidation of All Mortgage Loans. . . . .108
     Section 9.02.  Additional Termination Requirements. . . .110

                            ARTICLE X

                        REMIC PROVISIONS

     Section 10.01. REMIC Administration . . . . . . . . . . .112
     Section 10.02.  Master Servicer and Trustee
          Indemnification. . . . . . . . . . . . . . . . . . .115

                           ARTICLE XI

                    MISCELLANEOUS PROVISIONS

     Section 11.01. Amendment. . . . . . . . . . . . . . . . .116
     Section 11.02. Recordation of Agreement;
                    Counterparts . . . . . . . . . . . . . . .118
     Section 11.03. Limitation on Rights
                    of Certificateholders. . . . . . . . . . .119
     Section 11.04. Governing Law. . . . . . . . . . . . . . .120
     Section 11.05. Notices. . . . . . . . . . . . . . . . . .120
     Section 11.06. Notices to Rating Agency . . . . . . . . .120
     Section 11.07. Severability of Provisions . . . . . . . .121



EXHIBITS

Exhibit A:     Form of Class A Certificate
Exhibit B:     Form of Class M Certificate
Exhibit C:     Form of Class B Certificate
Exhibit D:     Form of Class R Certificate
Exhibit E:     Form of Custodial Agreement
Exhibit F:     Mortgage Loan Schedule
Exhibit G:     Form of Seller/Servicer Contract
Exhibit H:     Forms of Request for Release
Exhibit I-1:   Form of Transfer Affidavit and Agreement
Exhibit I-2:   Form of Transferor Certificate
Exhibit J:     Form of Investor Representation Letter
Exhibit K:     Form of Transferor Representation Letter
Exhibit L:     Form of Rule 144A Investment Representation Letter
Exhibit M:     Text of Amendment to Pooling and Servicing
Agreement
               Pursuant to Section 11.01(e) for a Limited
Guaranty
Exhibit N:     Form of Limited Guaranty
Exhibit O:     Form of Lender Certification for Assignment of
               Mortgage Loan
Exhibit P:     Schedule of Discount Fractions

          This is a Pooling and Servicing Agreement, effective as of January 1, 1996, among RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC., as the company (together with its permitted successors and assigns, the "Company"), RESIDENTIAL FUNDING CORPORATION, as master servicer (together with its permitted successors and assigns, the "Master Servicer"), and THE FIRST NATIONAL BANK OF CHICAGO, as trustee (together with its permitted successors and assigns, the "Trustee"),

                     PRELIMINARY STATEMENT:

          The Company intends to sell mortgage pass-through certificates (collectively, the "Certificates"), to be issued hereunder in multiple classes, which in the aggregate will evidence the entire beneficial ownership interest in the Mortgage Loans (as defined herein). As provided herein, the Master Servicer will make an election to treat the entire segregated pool of assets described in the definition of Trust Fund herein, and subject to this Agreement (including the Mortgage Loans but excluding the Initial Monthly Payment Fund), as a real estate mortgage investment conduit (a "REMIC") for federal income tax purposes and such segregated pool of assets will be designated as
the "REMIC."   The Class A-1, Class A-2, Class A-3, Class A-4,
Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class
B-
3 Certificates and the rights in and to the Excess Spread (as defined herein) will represent ownership of "regular interests" in the Trust Fund, and the Class R Certificates will be the sole class of "residual interests" in the Trust Fund, in each case for purposes of the REMIC Provisions (as defined herein) under federal income tax law.


          The following table sets forth the designation, type, Pass-Through Rate, aggregate Initial Certificate Principal Balance, Maturity Date, initial ratings and certain features for each Class of Certificates comprising the interests in the Trust Fund created hereunder.



                                     Aggregate Initial
                                       Certificate
                        Pass-Through    Principal
Designation     Type       Rate          Balance     Features


Class A-1      Senior       6.75%   $55,358,000.00     Senior
Class A-2      Senior       6.75     20,391,493.00     Senior
Class A-3      Senior       6.75     29,250,000.00     Senior
Class A-4      Senior       0.00        313,006.32    Principal

                                                      Only\Senior
Class R        Senior       6.75            100.00    Residual
Class M-1      Mezzanine    6.75      1,364,000.00    Mezzanine
Class M-2      Mezzanine    6.75        818,000.00    Mezzanine
Class M-3      Mezzanine    6.75        546,000.00    Mezzanine
Class B-1      Subordinate  6.75        491,000.00    Subordinate
Class B-2      Subordinate  6.75        273,000.00    Subordinate
Class B-3      Subordinate  6.75        327,627.84    Subordinate





                 Maturity      Initial  Ratings
Designation        Date          S&P   Fitch



Class A-1      January 25,2011   AAA   AAA
Class A-2      January 25,2011   AAA   AAA
Class A-3      January 25,2011   AAA   AAA
Class A-4      January 25,2011   AAAr  AAA
Class R        January 25,2011   AAA   AAA
Class M-1      January 25,2011    AA   N/A
Class M-2      January 25,2011     A   N/A
Class M-3      January 25,2011   BBB   N/A
Class B-1      January 25,2011    BB   N/A
Class B-2      January 25,2011     B   N/A
Class B-3      January 25,2011   N/A   N/A







          The Mortgage Loans have an aggregate Cut-off Date
Principal Balance equal to $109,132,227.16. The Mortgage Loans are fixed rate mortgage loans having terms to maturity at origination or modification of not more than 15 years.


          In consideration of the mutual agreements herein contained, the Company, the Master Servicer and the Trustee agree as follows:

                            ARTICLE I

                           DEFINITIONS

          Section 1.01.  Definitions.

          Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

          Accrued Certificate Interest: With respect to each Distribution Date, as to any Class A Certificate (other than the Class A-4 Certificates, which are not entitled to distributions of interest), any Class M Certificate, any Class B Certificate or any
Class R Certificate, one month's interest accrued at the related Pass-Through Rate on the Certificate Principal Balance thereof immediately prior to such Distribution Date. Accrued Certificate Interest will be calculated on the basis of a 360-day year consisting of twelve 30-day months. In each case Accrued Certificate Interest on any Class of Certificates will be reduced by the amount of (i) Prepayment Interest Shortfalls (to the extent not offset by the Master Servicer with a payment of Compensating Interest as provided in Section 4.01), (ii) the interest portion (adjusted to the Net Mortgage Rate) of Realized Losses (including Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses and Extraordinary Losses) not allocated solely to one or more specific Classes of Certificates pursuant to
Section 4.05, (iii) the interest portion of Advances previously made with respect to a Mortgage Loan or REO Property which remained unreimbursed following the Cash Liquidation or REO Disposition of such Mortgage Loan or REO Property that were made with respect to delinquencies that were ultimately determined to be Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses and (iv) any other interest shortfalls not covered by the subordination provided by the Class M Certificates and Class B Certificates, including interest that is not collectible from the Mortgagor pursuant to the Soldiers' and Sailors' Civil Relief Act of 1940, as amended, or similar legislation or regulations as in effect from time to time, with all such reductions allocated among all of the Certificates and to the Excess Spread in proportion to their respective amounts of Accrued Certificate Interest and the amount of Excess Spread payable on such Distribution Date which would have resulted absent such reductions. In addition to that portion of the reductions described in the preceding sentence that are allocated to any Class of Class B Certificates or any Class of Class M Certificates, Accrued Certificate Interest on such Class of Class B Certificates or such Class of Class M Certificates will be reduced by the interest portion (adjusted to the Net Mortgage
Rate) of Realized Losses that are allocated solely to such Class of Class B Certificates or such Class of Class M Certificates pursuant to Section 4.05. The Class A-4 Certificates receive no distributions of Accrued Certificate Interest.

          Adjusted Mortgage Rate:  With respect to any Mortgage
Loan and any date of determination, the Mortgage Rate borne by the related Mortgage Note, less the rate at which the related
Subservicing Fee accrues.

          Advance: As to any Mortgage Loan, any advance made by the Master Servicer, pursuant to Section 4.04.

          Affiliate: With respect to any Person, any other Person controlling, controlled by or under common control with such first Person. For the purposes of this definition, "control" means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

          Agreement: This Pooling and Servicing Agreement and all amendments hereof and supplements hereto.

          Amount Held for Future Distribution: As to any Distribution Date, the total of the amounts held in the Custodial Account at the close of business on the preceding Determination Date on account of (i) Liquidation Proceeds, Insurance Proceeds, Principal Prepayments, Mortgage Loan purchases made pursuant to
Section 2.02, 2.03 or 2.04 and Mortgage Loan substitutions made pursuant to Section 2.03 or 2.04 received or made in the month of such Distribution Date (other than such Liquidation Proceeds, Insurance Proceeds and purchases of Mortgage Loans that the Master
Servicer has deemed to have been received in the preceding month in accordance with Section 3.07(b)) and (ii) payments which represent early receipt of scheduled payments of principal and interest due on a date or dates subsequent to the related Due Date.

          Appraised Value: As to any Mortgaged Property, the lesser of (i) the appraised value of such Mortgaged Property based upon the appraisal made at the time of the origination of the related Mortgage Loan, and (ii) the sales price of the Mortgaged Property at such time of origination, except in the case of a Mortgaged Property securing a refinanced or modified Mortgage Loan as to which it is either the appraised value determined above or the appraised value determined in an appraisal at the time of refinancing or modification, as the case may be.

          Assignment: An assignment of the Mortgage, notice of transfer or equivalent instrument, in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the sale of the Mortgage Loan to the Trustee for the benefit of the Certificateholders and the Owner of the Excess Spread, which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering Mortgages secured by Mortgaged Properties located in the same county, if permitted by law and accompanied by an Opinion of Counsel to that effect.

          Assignment Agreement:  The Assignment and Assumption
Agreement, dated as of January 30, 1996, between Residential
Funding and the Company relating to the transfer and assignment of the Mortgage Loans.

          Assignment of Proprietary Lease: With respect to a Cooperative Loan, the assignment of the related Cooperative Lease from the Mortgagor to the originator of the Cooperative Loan.

          Available Distribution Amount: As to any Distribution Date, an amount equal to (a) the sum of (i) the amount relating to the Mortgage Loans on deposit in the Custodial Account as of the close of business on the immediately preceding Determination Date and amounts deposited in the Custodial Account in connection with the substitution of Qualified Substitute Mortgage Loans, (ii) the amount of any Advance made on the immediately preceding Certificate Account Deposit Date, (iii) any amount deposited in the Custodial Account pursuant to Section 3.12(a) and (iv) any amount deposited in the Certificate Account pursuant to Sections 2.01(f), 4.07, reduced by (b) the sum as of the close of business on the immediately preceding Determination Date of (w) aggregate Foreclosure Profits, (x) the Amount Held for Future Distribution, and (y) amounts permitted to be withdrawn by the Master Servicer from the Custodial Account in respect of the Mortgage Loans pursuant to clauses (ii)-(x), inclusive, of Section 3.10(a).

          Bankruptcy Amount: As of any date of determination, an amount equal to the excess, if any, of (A) $100,000 over (B) the aggregate amount of Bankruptcy Losses allocated solely to one or more specific Classes of Certificates in accordance with
Section 4.05.

          Bankruptcy Code: The Bankruptcy Code of 1978, as amended.

          Bankruptcy Loss: With respect to any Mortgage Loan, a Deficient Valuation or Debt Service Reduction; provided, however, that neither a Deficient Valuation nor a Debt Service Reduction shall be deemed a Bankruptcy Loss hereunder so long as the Master Servicer has notified the Trustee in writing that the Master Servicer is diligently pursuing any remedies that may exist in connection with the representations and warranties made regarding the related Mortgage Loan and either (A) the related Mortgage Loan is not in default with regard to payments due thereunder or (B) delinquent payments of principal and interest under the related Mortgage Loan and any premiums on any applicable primary hazard insurance policy and any related escrow payments in respect of such Mortgage Loan are being advanced on a current basis by the Master Servicer or a Subservicer, in either case without giving effect to any Debt Service Reduction.

          Book-Entry Certificate: Any Certificate registered in the name of the Depository or its nominee.

          Business Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the State of
New York, the State of Michigan, the State of California or the State of Illinois (and such other state or states in which the Custodial Account or the Certificate Account are at the time located) are required or authorized by law or executive order to be closed.

          Buydown Funds: Any amount contributed by the seller of a Mortgaged Property, the Company or other source in order to enable the Mortgagor to reduce the payments required to be made from the Mortgagor's funds in the early years of a Mortgage Loan.

Buydown Funds are not part of the Trust Fund prior to deposit into the Custodial or Certificate Account.

          Buydown Mortgage Loan: Any Mortgage Loan as to which a specified amount of interest is paid out of related Buydown
Funds in accordance with a related buydown agreement.

          Cash Liquidation: As to any defaulted Mortgage Loan other than a Mortgage Loan as to which an REO Acquisition occurred, a determination by the Master Servicer that it has received all Insurance Proceeds, Liquidation Proceeds and other payments or cash recoveries which the Master Servicer reasonably and in good faith expects to be finally recoverable with respect to such Mortgage Loan.

          Certificate:  Any Class A Certificate, Class M
Certificate, Class B Certificate or Class R Certificate.

          Certificate Account: The account or accounts created and maintained pursuant to Section 4.01, which shall be entitled "The First National Bank of Chicago, as trustee, in trust for the registered holders of Residential Funding Mortgage Securities I, Inc., Mortgage Pass-Through Certificates and the Owner of the Excess Spread, Series 1996-S2" and which must be an Eligible Account.

          Certificate Account Deposit Date:  As to any
Distribution Date, the Business Day prior thereto.

          Certificateholder or Holder: The Person in whose name a Certificate is registered in the Certificate Register, except that neither a Disqualified Organization nor a Non-United States Person shall be a holder of a Class R Certificate for purposes hereof and, solely for the purpose of giving any consent or direction pursuant to this Agreement, any Certificate, other than a Class R Certificate, registered in the name of the Company, the Master Servicer or any Subservicer or any Affiliate thereof shall be deemed not to be outstanding and the Percentage Interest or Voting Rights evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests or Voting Rights necessary to effect any such consent or direction has been obtained. All references herein to "Holders" or "Certificateholders" shall reflect the rights of Certificate Owners as they may indirectly exercise such rights through the Depository and participating members thereof, except as otherwise specified herein; provided, however, that the Trustee shall be required to recognize as a "Holder" or "Certificateholder" only the Person in whose name a Certificate is registered in the Certificate Register.

          Certificate Owner:  With respect to a Book-Entry
Certificate, the Person who is the beneficial owner of such Certificate, as reflected on the books of an indirect participating brokerage firm for which a Depository Participant acts as agent, if any, and otherwise on the books of a Depository
Participant, if any, and otherwise on the books of the Depository.

          Certificate Principal Balance: With respect to each Class A Certificate and Class R Certificate, on any date of determination, an amount equal to (i) the Initial Certificate Principal Balance of such Certificate as specified on the face thereof, minus (ii) the sum of (x) the aggregate of all amounts previously distributed with respect to such Certificate (or any predecessor Certificate) and applied to reduce the Certificate Principal Balance or amount thereof pursuant to Section 4.02(a) and (y) the aggregate of all reductions in Certificate Principal Balance deemed to have occurred in connection with Realized Losses which were previously allocated to such Certificate (or any predecessor Certificate), pursuant to Section 4.05. With respect to each Class M Certificate, on any date of determination, an amount equal to (i) the Initial Certificate Principal Balance of such Class M Certificate as specified on the face thereof, minus
(ii) the sum of (x) the aggregate of all amounts previously distributed with respect to such Certificate (or any predecessor Certificate) and applied to reduce the Certificate Principal Balance thereof pursuant to Section 4.02(a) and (y) the aggregate of all reductions in Certificate Principal Balance deemed to have occurred in connection with Realized Losses which were previously allocated to such Certificate (or any predecessor Certificate) pursuant to Section 4.05; provided, that if the Certificate Principal Balances of the Class B Certificates have been reduced to zero, the Certificate Principal Balance of each Class M Certificate of those Class M Certificates outstanding with the highest numerical designation at any given time shall thereafter be calculated to equal the Percentage Interest evidenced by such Certificate times the excess, if any, of (A) the then aggregate Stated Principal Balance of the Mortgage Loans over (B) the then aggregate Certificate Principal Balance of all other Classes of Certificates then outstanding. With respect to each Class B Certificate, on any date of determination, an amount equal to (i) the Initial Certificate Principal Balance of such Class B Certificate as specified on the face thereof, minus (ii) the sum of (x) the aggregate of all amounts previously distributed with respect to such Certificate (or any predecessor Certificate) and applied to reduce the Certificate Principal Balance thereof pursuant to Section 4.02(a) and (y) the aggregate of all reductions in Certificate Principal Balance deemed to have occurred in connection with Realized Losses which were previously allocated to such Certificate (or any predecessor Certificate) pursuant to Section 4.05; provided, that the Certificate Principal
Balance of each Class B Certificate of those Class B Certificates outstanding with the highest numerical designation at any given time shall be calculated to equal the Percentage Interest evidenced by such Certificate times the excess, if any, of (A) the then aggregate Stated Principal Balance of the Mortgage Loans over
(B) the then aggregate Certificate Principal Balance of all other Classes of Certificates then outstanding.

          Certificate Register and Certificate Registrar: The register maintained and the registrar appointed pursuant to
Section 5.02.

          Class: Collectively, all of the Certificates bearing the same designation.

          Class A Certificate: Any one of the Class A-1, Class A-2, Class A-3 or Class A-4 Certificates, executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit A, each such Certificate evidencing an interest designated as a "regular interest" in the Trust Fund for purposes of the REMIC Provisions.

          Class A-4 Collection Shortfall:  With respect to the
Final Disposition of a Discount Mortgage Loan and any
Distribution
Date, the excess, if any, of the amount described in Section
4.02(b)(i)(C)(1) over the amount described in Section
4.02(b)(i)(C)(2).

          Class A-4 Principal Distribution Amount: As defined in Section 4.02(b)(i).

          Class B Certificate: Any one of the Class B-1 Certificates, Class B-2 Certificates or Class B-3 Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit C and evidencing an interest designated as a "regular interest" in the Trust Fund for purposes of the REMIC Provisions.

          Class B Percentage:  The sum of the Class B-1
Percentage, Class B-2 Percentage and Class B-3 Percentage.

          Class B-1 Percentage:  With respect to any
Distribution Date, a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Class B-1 Certificates immediately prior to such Distribution Date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) (other than the related Discount Fraction of each Discount Mortgage Loan) immediately prior to such Distribution Date.

          Class B-1 Prepayment Distribution Trigger: With respect to any Distribution Date, a test that shall be satisfied if the fraction (expressed as a percentage) equal to the sum of the Certificate Principal Balances of the Class B-1 Certificates, Class B-2 Certificates and Class B-3 Certificates immediately prior to such Distribution Date divided by the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) immediately prior to such Distribution Date is greater than or equal to 1.00%.

          Class B-2 Percentage:  With respect to any
Distribution Date, a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Class B-2 Certificates immediately prior to such Distribution Date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) (other than the related Discount Fraction of each Discount Mortgage Loan) immediately prior to such Distribution Date.

          Class B-2 Prepayment Distribution Trigger: With respect to any Distribution Date, a test that shall be satisfied if the fraction (expressed as a percentage) equal to the sum of the Certificate Principal Balances of the Class B-2 Certificates and Class B-3 Certificates immediately prior to such Distribution Date divided by the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) immediately prior to such Distribution Date is greater than or equal to 0.55%.

          Class B-3 Percentage:  With respect to any
Distribution Date, a fraction expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Class B-3 Certificates immediately prior to such Distribution Date and the denominator of which is the aggregate Stated Principal Balance of all the Mortgage Loans (or related REO
Properties) (other than the related Discount Fraction of each Discount Mortgage Loan) immediately prior to such Distribution Date.

          Class B-3 Prepayment Distribution Trigger: With respect to any Distribution Date, a test that shall be satisfied if the fraction (expressed as a percentage) equal to the sum of the Certificate Principal Balances of the Class B-3 Certificates immediately prior to such Distribution Date divided by the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) immediately prior to such Distribution
Date is greater than or equal to 0.30%.

          Class M Certificate: Any one of the Class M-1 Certificates, Class M-2 Certificates or Class M-3 Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit B and evidencing an interest designated as a "regular interest" in the Trust Fund for purposes of the REMIC Provisions.

          Class M Percentage:  The sum of the Class M-1
Percentage, Class M-2 Percentage and Class M-3 Percentage.

          Class M-1 Percentage:  With respect to any
Distribution Date, a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Class M-1 Certificates immediately prior to such Distribution Date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) (other than the related Discount Fraction of each Discount Mortgage Loan) immediately prior to such Distribution Date.

          Class M-2 Percentage:  With respect to any
Distribution Date, a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Class M-2 Certificates immediately prior to such Distribution Date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) (other than the related Discount Fraction of each Discount Mortgage Loan) immediately prior to such Distribution Date.

          Class M-2 Prepayment Distribution Trigger: With respect to any Distribution Date, a test that shall be satisfied if the fraction (expressed as a percentage) equal to the sum of the Certificate Principal Balances of the Class M-2 Certificates, Class M-3 Certificates, Class B-1 Certificates, Class B-2 Certificates and Class B-3 Certificates immediately prior to such Distribution Date divided by the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) immediately prior to such Distribution Date is greater than or equal to 2.25%.

          Class M-3 Percentage: With respect to any Distribution Date, a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Class M-3 Certificates immediately prior to such Distribution Date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) (other than the related Discount Fraction of each Discount Mortgage
Loan)
immediately prior to such Distribution Date.

          Class M-3 Prepayment Distribution Trigger: With respect to any Distribution Date, a test that shall be satisfied if the fraction (expressed as a percentage) equal to the sum of the Certificate Principal Balances of the Class M-3 Certificates, Class B-1 Certificates, Class B-2 Certificates and Class B-3 Certificates immediately prior to such Distribution Date divided by the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) immediately prior to such Distribution Date is greater than or equal to 1.50%.

          Class R Certificate:  Any one of the Class R
Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit D and evidencing an interest designated as a "residual interest" in the Trust Fund for purposes of the REMIC Provisions.

          Closing Date:  January 30, 1996.

          Code:  The Internal Revenue Code of 1986.

          Compensating Interest: With respect to any Distribution Date, an amount equal to Prepayment Interest Shortfalls resulting from Principal Prepayments in Full during the related Prepayment Period, but not more than the lesser of (a) one-twelfth of 0.125% of the Stated Principal Balance of the Mortgage Loans immediately preceding such Distribution Date and
(b) the sum of the Servicing Fee, all income and gain on amounts held in the Custodial Account and the Certificate Account and payable to the Certificateholders and the Owner of the Excess Spread with respect to such Distribution Date and servicing compensation to which the Master Servicer may be entitled pursuant to Section 3.10(a)(v) and (vi); provided that for purposes of this definition the amount of the Servicing Fee will not be reduced pursuant to Section 7.02 except as may be required pursuant to the last sentence of such Section.

          Cooperative: A private, cooperative housing corporation organized under the laws of, and headquartered in, the
State of New York which owns or leases land and all or part of a building or buildings located in the State of New York, including apartments, spaces used for commercial purposes and common areas therein and whose board of directors authorizes, among other things, the sale of Cooperative Stock.

          Cooperative Apartment: A dwelling unit in a multi-dwelling building owned or leased by a Cooperative, which unit the
Mortgagor has an exclusive right to occupy pursuant to the terms of a proprietary lease or occupancy agreement.

          Cooperative Lease: With respect to a Cooperative Loan, the proprietary lease or occupancy agreement with respect to the Cooperative Apartment occupied by the Mortgagor and relating to the related Cooperative Stock, which lease or agreement confers an exclusive right to the holder of such Cooperative Stock to occupy such apartment.

          Cooperative Loans: Any of the Mortgage Loans made in respect of a Cooperative Apartment, evidenced by a Mortgage Note and secured by (i) a Security Agreement, (ii) the related Cooperative Stock Certificate, (iii) an assignment of the Cooperative Lease, (iv) financing statements and (v) a stock power
(or other similar instrument), and ancillary thereto, a recognition agreement between the Cooperative and the originator of the Cooperative Loan, each of which was transferred and assigned to the Trustee pursuant to Section 2.01 and are from time to time held as part of the Trust Fund.

          Cooperative Stock:  With respect to a Cooperative
Loan, the single outstanding class of stock, partnership interest or other ownership instrument in the related Cooperative.

          Cooperative Stock Certificate:  With respect to a
Cooperative Loan, the stock certificate or other instrument evidencing the related Cooperative Stock.

          Corporate Trust Office: The principal office of the Trustee at which at any particular time its corporate trust business with respect to this Agreement shall be administered, which office at the date of the execution of this instrument is located at One First National Plaza, Chicago, Illinois 60670-0126,
Attention: Residential Funding Corporation Series 1996-S2.

          Credit Support Depletion Date:  The first Distribution
Date on which the Senior Percentage equals 100%.

          Curtailment:  Any Principal Prepayment made by a
Mortgagor which is not a Principal Prepayment in Full.

          Custodial Account: The custodial account or accounts created and maintained pursuant to Section 3.07 in the name of a depository institution, as custodian for the holders of the Certificates, for the holders of certain other interests in mortgage loans serviced or sold by the Master Servicer and for the
Master Servicer, into which the amounts set forth in Section 3.07 shall be deposited directly. Any such account or accounts shall be an Eligible Account.

          Custodial Agreement: An agreement that may be entered into among the Company, the Master Servicer, the Trustee and a Custodian in substantially the form of Exhibit E hereto.

          Custodian: A custodian appointed pursuant to a Custodial Agreement.

          Cut-off Date: January 1, 1996.

          Cut-off Date Principal Balance:  As to any Mortgage
Loan, the unpaid principal balance thereof at the Cut-off Date after giving effect to all installments of principal due on or prior thereto, whether or not received.

          Debt Service Reduction: With respect to any Mortgage Loan, a reduction in the scheduled Monthly Payment for such Mortgage Loan by a court of competent jurisdiction in a proceeding under the Bankruptcy Code, except such a reduction constituting a Deficient Valuation or any reduction that results in a permanent forgiveness of principal.

          Deficient Valuation: With respect to any Mortgage Loan, a valuation by a court of competent jurisdiction of the Mortgaged Property in an amount less than the then outstanding indebtedness under the Mortgage Loan, or any reduction in the amount of principal to be paid in connection with any scheduled Monthly Payment that constitutes a permanent forgiveness of principal, which valuation or reduction results from a proceeding under the Bankruptcy Code.

          Definitive Certificate: Any definitive, fully registered Certificate.

          Deleted Mortgage Loan: A Mortgage Loan replaced or to be replaced with a Qualified Substitute Mortgage Loan.

          Depository: The Depository Trust Company, or any successor Depository hereafter named. The nominee of the initial Depository for purposes of registering those Certificates that are to be Book-Entry Certificates is Cede & Co. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(3) of the Uniform Commercial Code of the State of New York and a "clearing agency" registered pursuant to the provisions of
Section 17A of the Securities Exchange Act of 1934, as amended.

          Depository Participant: A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

          Destroyed Mortgage Note: A Mortgage Note the original of which was permanently lost or destroyed and has not been replaced.

          Determination Date:  With respect to any Distribution
Date, the 20th day (or if such 20th day is not a Business Day, the
Business Day immediately following such 20th day) of the month of the related Distribution Date.

          Discount Fraction: With respect to each Discount Mortgage Loan, the fraction expressed as a percentage, the numerator of which is 6.75% minus the Net Mortgage Rate (or the initial Net Mortgage Rate with respect to any Discount Mortgage Loans as to which the Mortgage Rate is modified pursuant to 3.07(a)) for such Mortgage Loan and the denominator of which is 6.75%. The Discount Fraction with respect to each Discount Mortgage Loan is set forth on Exhibit P attached hereto.

          Discount Mortgage Loan:  Any Mortgage Loan having a
Net Mortgage Rate (or an initial Net Mortgage Rate) of less than 6.75% and any Mortgage Loan deemed to be a Discount Mortgage Loan pursuant to the definition of Qualified Substitute Mortgage Loan.

          Disqualified Organization: Any organization defined as a "disqualified organization" under Section 860E(e)(5) of the Code, which includes any of the following: (i) the United States, any State or political subdivision thereof, any possession of the United States, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax and, except for the FHLMC, a majority of its board of directors is not selected by such governmental unit), (ii) a foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (iii) any organization (other than certain farmers' cooperatives described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income), (iv) rural electric and telephone cooperatives described in Section 1381(a)(2)(C) of the Code and (v) any other Person so designated by the Trustee based upon an Opinion of Counsel that the holding of an Ownership Interest in a Class R Certificate by such Person may cause the Trust Fund or any Person having an Ownership Interest in any Class of Certificates (other than such Person) to incur a liability for any federal tax imposed under the Code that would not otherwise be imposed but for the Transfer of an Ownership Interest in a Class R Certificate to such
Person. The terms "United States", "State" and "international organization" shall have the meanings set forth in Section 7701 of the Code or successor provisions.

          Distribution Date: The 25th day of any month beginning in the month immediately following the month of the initial issuance of the Certificates or, if such 25th day is not a
Business Day, the Business Day immediately following such 25th day.

          Due Date: With respect to any Distribution Date, the first day of the month in which such Distribution Date occurs.

          Due Period: With respect to any Distribution Date, the period commencing on the second day of the month preceding the month of such Distribution Date and ending on the related Due
Date.

          Eligible Account: An account that is any of the following: (i) maintained with a depository institution the debt obligations of which have been rated by each Rating Agency in its highest rating available, or (ii) an account or accounts in a depository institution in which such accounts are fully insured to the limits established by the FDIC, provided that any deposits not so insured shall, to the extent acceptable to each Rating Agency, as evidenced in writing, be maintained such that (as evidenced by an Opinion of Counsel delivered to the Trustee and each Rating Agency) the registered Holders of Certificates have a claim with respect to the funds in such account or a perfected first security interest against any collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution with which such account is maintained, or (iii) in the case of the Custodial Account, either (A) a trust account or accounts maintained in the corporate trust department of The First
National Bank of Chicago or (B) an account or accounts maintained in the corporate asset services department of The First National Bank of Chicago, as long as its short term debt obligations are rated P-1 (or the equivalent) or better by each Rating Agency and its long term debt obligations are rated A2 (or the equivalent) or better, by each Rating Agency, or (iv) in the case of the Certificate Account, a trust account or accounts maintained in the corporate trust division of The First National Bank of Chicago, or
(v) an account or accounts of a depository institution acceptable to each Rating Agency (as evidenced in writing by each Rating Agency that use of any such account as the Custodial Account or the Certificate Account will not reduce the rating assigned to any
Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency).

          Eligible Funds: On any Distribution Date means the portion, if any, of the Available Distribution Amount remaining after reduction by the sum of the Senior Interest Distribution Amount, the Senior Principal Distribution Amount (determined without regard to Section 4.02(a)(ii)(Y)(D)), the Class A-4 Principal Distribution Amount (determined without regard to
Section 4.02(b)(i)(E)) and the aggregate amount of Accrued Certificate Interest on the Class M, Class B-1 and Class B-2 Certificates.

          Event of Default:  As defined in Section 7.01.

          Excess Bankruptcy Loss: Any Bankruptcy Loss, or portion thereof, which exceeds the then applicable Bankruptcy
Amount.

          Excess Fraud Loss: Any Fraud Loss, or portion thereof, which exceeds the then applicable Fraud Loss Amount.

          Excess Special Hazard Loss: Any Special Hazard Loss, or portion thereof, that exceeds the then applicable Special
Hazard Amount.

          Excess Spread: With respect to any Distribution Date, the aggregate of one month's interest on the Stated Principal Balance of each Mortgage Loan at the applicable Spread Rate, calculated on the basis of a 360-day year consisting of twelve 30-
day months. Excess Spread on any Distribution Date will be reduced by the interest shortfalls described in clauses (i) through (iv) of the definition of Accrued Certificate Interest, to the extent allocated thereto pursuant to the provisions of such definition.

          Excess Subordinate Principal Amount: With respect to any Distribution Date on which the Certificate Principal Balance of the most subordinate class or classes of Certificates (as established in Section 4.05 hereof) then outstanding is to be reduced to zero and on which Realized Losses are to be allocated to such class or classes, the excess, if any, of (i) the amount that would otherwise be distributable in respect of principal on such class or classes of Certificates on such Distribution Date over (ii) the excess, if any, of the Certificate Principal Balance of such class or classes of Certificates immediately prior to such
Distribution Date over the aggregate amount of Realized Losses to be allocated to such classes of Certificates on such Distribution Date, as reduced by any amount calculated pursuant to Section 4.02(b)(i)(E).

          Extraordinary Events: Any of the following conditions with respect to a Mortgaged Property or Mortgage Loan causing or resulting in a loss which causes the liquidation of such Mortgage
Loan:

               (a) losses that are of the type that would be covered by the fidelity bond and the errors and omissions insurance policy required to be maintained pursuant to Section 3.12(b) but are in excess of the coverage maintained thereunder;

               (b) nuclear reaction or nuclear radiation or radioactive contamination, all whether controlled or uncontrolled, and whether such loss be direct or indirect, proximate or remote or be in whole or in part caused by, contributed to or aggravated by a peril covered by the definition of the term "Special Hazard Loss";

               (c) hostile or warlike action in time of peace or war, including action in hindering, combatting or defending against an actual, impending or expected attack:

                    1.   by any government or sovereign power,
               de jure or de facto, or by any authority maintaining or using military, naval or air forces; or

                    2.   by military, naval or air forces; or

                    3.   by an agent of any such government,
               power, authority or forces;

               (d) any weapon of war employing atomic fission or radioactive force whether in time of peace or war;
          or

               (e) insurrection, rebellion, revolution, civil war, usurped power or action taken by governmental authority in hindering, combatting or defending against such an occurrence, seizure or destruction under quarantine or customs regulations, confiscation by order of any government or public authority; or risks of contraband or illegal transportation or trade.

          Extraordinary Losses:  Any loss incurred on a Mortgage
Loan caused by or resulting from an Extraordinary Event.

          FDIC: Federal Deposit Insurance Corporation or any successor thereto.

          FHLMC: Federal Home Loan Mortgage Corporation, a corporate instrumentality of the United States created and existing under Title III of the Emergency Home Finance Act of
1970, as amended, or any successor thereto.

          Final Distribution Date: The Distribution Date on which the final distribution in respect of the Certificates will be made pursuant to Section 9.01 which Final Distribution Date shall in no event be later than the end of the 90-day liquidation period described in Section 9.02.

          Fitch: Fitch Investors Service, L.P. or its successor in interest.

          FNMA: Federal National Mortgage Association, a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter
Act, or any successor thereto.

          Foreclosure Profits: As to any Distribution Date or related Determination Date and any Mortgage Loan, the excess, if any, of Liquidation Proceeds, Insurance Proceeds and REO Proceeds (net of all amounts reimbursable therefrom pursuant to Section 3.10(a)(ii)) in respect of each Mortgage Loan or REO Property for which a Cash Liquidation or REO Disposition occurred in the related Prepayment Period over the sum of the unpaid principal balance of such Mortgage Loan or REO Property (determined, in the case of an REO Disposition, in accordance with Section 3.14) plus accrued and unpaid interest at the Mortgage Rate on such unpaid principal balance from the Due Date to which interest was last paid by the Mortgagor to the first day of the month following the month in which such Cash Liquidation or REO Disposition occurred.

          Fraud Loss Amount: As of any date of determination after the Cut-off Date, an amount equal to: (X) prior to the third anniversary of the Cut-off Date an amount equal to 1.00% of the aggregate outstanding principal balance of all of the Mortgage Loans as of the Cut-off Date minus the aggregate amount of Fraud Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 since the Cut-off Date up to such date of determination and (Y) from the third to the fifth anniversary of the Cut-off Date, an amount equal to (1) the lesser of (a) the Fraud Loss Amount as of the most recent anniversary of the Cut-off Date and (b) 0.50% of the aggregate outstanding principal balance of all of the Mortgage Loans as of the most recent anniversary of the Cut-off Date minus (2) the Fraud Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 since the most recent anniversary of the Cut-off Date up to such date of determination.

On and after the fifth anniversary of the Cut-off Date the Fraud
Loss Amount shall be zero.

          The Fraud Loss Amount may be further reduced by the Master Servicer (including accelerating the manner in which such coverage is reduced) provided that prior to any such reduction, the Master Servicer shall (i) obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency and
(ii) provide a copy of such written confirmation to the Trustee.

          Fraud Losses: Losses on Mortgage Loans as to which there was fraud in the origination of such Mortgage Loan.

          Independent: When used with respect to any specified Person, means such a Person who (i) is in fact independent of the Company, the Master Servicer and the Trustee, or any Affiliate thereof, (ii) does not have any direct financial interest or any material indirect financial interest in the Company, the Master Servicer or the Trustee or in an Affiliate thereof, and (iii) is not connected with the Company, the Master Servicer or the Trustee as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

          Initial Certificate Principal Balance: With respect to each Class of Certificates, the Certificate Principal Balance of such Class of Certificates as of the Cut-off Date as set forth in the Preliminary Statement hereto.

          Initial Monthly Payment Fund:  As defined in Section
2.01(f).

          Insurance Proceeds: Proceeds paid in respect of the Mortgage Loans pursuant to any Primary Insurance Policy or any other related insurance policy covering a Mortgage Loan, to the extent such proceeds are payable to the mortgagee under the Mortgage, any Subservicer, the Master Servicer or the Trustee and are not applied to the restoration of the related Mortgaged Property or released to the Mortgagor in accordance with the procedures that the Master Servicer would follow in servicing mortgage loans held for its own account.

          Insurer:  Any named insurer under any Primary
Insurance Policy or any successor thereto or the named insurer in any replacement policy.

          Late Collections: With respect to any Mortgage Loan, all amounts received during any Due Period, whether as late payments of Monthly Payments or as Insurance Proceeds, Liquidation
Proceeds or otherwise, which represent late payments or collections of Monthly Payments due but delinquent for a previous
Due Period and not previously recovered.

          Liquidation Proceeds: Amounts (other than Insurance Proceeds) received by the Master Servicer in connection with the taking of an entire Mortgaged Property by exercise of the power of eminent domain or condemnation or in connection with the liquidation of a defaulted Mortgage Loan through trustee's sale, foreclosure sale or otherwise, other than REO Proceeds.

          Loan-to-Value Ratio: As of any date, the fraction, expressed as a percentage, the numerator of which is the current principal balance of the related Mortgage Loan at the date of determination and the denominator of which is the Appraised Value of the related Mortgaged Property.

          Maturity Date: The latest possible maturity date, solely for purposes of Section 1.860G-1(a)(4)(iii) of the Treasury regulations, by which the Certificate Principal Balance of each Class of Certificates representing a regular interest in the Trust
Fund and the rights to the Excess Spread would be reduced to zero, which is January 25, 2011, the Distribution Date immediately following the latest scheduled maturity date of any Mortgage Loan.


          Monthly Payment: With respect to any Mortgage Loan (including any REO Property) and any Due Date, the payment of principal and interest due thereon in accordance with the amortization schedule at the time applicable thereto (after adjustment, if any, for Curtailments and for Deficient Valuations occurring prior to such Due Date but before any adjustment to such amortization schedule by reason of any bankruptcy, other than a Deficient Valuation, or similar proceeding or any moratorium or similar waiver or grace period).

          Moody's: Moody's Investors Service, Inc., or its successor in interest.

          Mortgage: With respect to each Mortgage Note related to a Mortgage Loan which is not a Cooperative Loan, the mortgage, deed of trust or other comparable instrument creating a first lien on an estate in fee simple or leasehold interest in real property securing a Mortgage Note.

          Mortgage File:  The mortgage documents listed in
Section 2.01 pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

          Mortgage Loan Schedule:  The list of the Mortgage
Loans attached hereto as Exhibit F (as amended from time to time to reflect the addition of Qualified Substitute Mortgage Loans), which list shall set forth at a minimum the following information as to each Mortgage Loan:

          (i)       the Mortgage Loan identifying number ("RFC
                    LOAN #");

          (ii)      the street address of the Mortgaged
                    Property including state and zip code
                    ("ADDRESS");

          (iii)     the maturity of the Mortgage Note ("MATURITY
                    DATE");

          (iv)      the Mortgage Rate ("ORIG RATE");

          (v)       the Subservicer pass-through rate ("CURR
                    NET");

          (vi)      the Net Mortgage Rate ("NET MTG RT");

          (vii)     the Spread Rate ("SPREAD");

          (viii) the initial scheduled monthly payment of principal, if any, and interest ("ORIGINAL
                    P & I");

          (ix)      the Cut-off Date Principal Balance
                    ("PRINCIPAL BAL");

          (x)       the Loan-to-Value Ratio at origination
                    ("LTV");

          (xi)      the rate at which the Subservicing Fee
                    accrues ("SUBSERV FEE") and at which the Servicing Fee accrues ("MSTR SERV FEE");

          (xii)     a code "T," "BT" or "CT" under the column "LN
                    FEATURE," indicating that the Mortgage Loan

                    is secured by a second or vacation residence;

                    and

          (xiii) a code "N" under the column "OCCP CODE," indicating that the Mortgage Loan is secured by a non-owner occupied residence.

Such schedule may consist of multiple reports that collectively set forth all of the information requested.

          Mortgage Loans: Such of the mortgage loans transferred and assigned to the Trustee pursuant to Section 2.01 as from time to time are held or deemed to be held as a part of the Trust Fund, the Mortgage Loans originally so held being identified in the initial Mortgage Loan Schedule, and Qualified Substitute Mortgage Loans held or deemed held as part of the Trust
Fund including, without limitation, (i) with respect to each Cooperative Loan, the related Mortgage Note, Security Agreement, Assignment of Proprietary Lease, Cooperative Stock Certificate, Cooperative Lease and Mortgage File and all rights appertaining thereto, and (ii) with respect to each Mortgage Loan other than a Cooperative Loan, each related Mortgage Note, Mortgage and Mortgage File and all rights appertaining thereto.

          Mortgage Note: The originally executed note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan, together with any modification thereto.

          Mortgage Rate: As to any Mortgage Loan, the interest rate borne by the related Mortgage Note, or any modification thereto.

          Mortgaged Property: The underlying real property securing a Mortgage Loan.

          Mortgagor:  The obligor on a Mortgage Note.

          Net Mortgage Rate: As to each Mortgage Loan, a per annum rate of interest equal to the Adjusted Mortgage Rate less the per annum rate at which the Servicing Fee is calculated.

          Non-Discount Mortgage Loan: A Mortgage Loan that is not a Discount Mortgage Loan.

          Non-Primary Residence Loans: The Mortgage Loans designated as secured by second or vacation residences, or by non-owner occupied residences, on the Mortgage Loan Schedule.

          Non-United States Person:  Any Person other than a
United States Person.

          Nonrecoverable Advance: Any Advance previously made or proposed to be made by the Master Servicer in respect of a Mortgage Loan (other than a Deleted Mortgage Loan) which, in the good faith judgment of the Master Servicer, will not, or, in the case of a proposed Advance, would not, be ultimately recoverable by the Master Servicer from related Late Collections, Insurance Proceeds, Liquidation Proceeds, REO Proceeds or amounts reimbursable to the Master Servicer pursuant to Section 4.02(a) hereof.

          Nonsubserviced Mortgage Loan: Any Mortgage Loan that, at the time of reference thereto, is not subject to a Subservicing
Agreement.

          Officers' Certificate: A certificate signed by the Chairman of the Board, the President or a Vice President or Assistant Vice President, or a Director or Managing Director, and by the Treasurer, the Secretary, or one of the Assistant Treasurers or Assistant Secretaries of the Company or the Master Servicer, as the case may be, and delivered to the Trustee, as required by this Agreement.

          Opinion of Counsel: A written opinion of counsel acceptable to the Trustee and the Master Servicer, who may be counsel for the Company or the Master Servicer, provided that any opinion of counsel (i) referred to in the definition of "Permitted
Transferee" or (ii) relating to the qualification of the Trust Fund as a REMIC or compliance with the REMIC Provisions must, unless otherwise specified, be an opinion of Independent counsel.

          Original Senior Percentage: The fraction, expressed as a percentage, the numerator of which is the aggregate Initial Certificate Principal Balance of the Class A Certificates (other than the Class A-4 Certificates) and Class R Certificates and the denominator of which is the aggregate Stated Principal Balance of the Mortgage Loans (other than the related Discount Fraction of the Discount Mortgage Loans), which is approximately 96.49% as of the Closing Date.

          Outstanding Mortgage Loan: As to any Due Date, a Mortgage Loan (including an REO Property) which was not the subject of a Principal Prepayment in Full, Cash Liquidation or REO
Disposition and which was not purchased, deleted or substituted for prior to such Due Date pursuant to Section 2.02, 2.03 or 2.04.

          Owner or Holder: With respect to the Excess Spread, Residential Funding or its designee, as the owner of all right, title and interest in and to the Excess Spread. Solely for the purpose of giving any consent or direction pursuant to this Agreement, as long as Residential Funding or any Affiliate thereof is Master Servicer and the Excess Spread remains uncertificated, the Voting Rights evidenced thereby shall not be taken into account in determining whether the requisite amount of Voting Rights necessary to effect any such consent or direction has been obtained.

          Ownership Interest: As to any Certificate, any ownership or security interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

          Pass-Through Rate: With respect to the Class A Certificates (other than the Class A-4 Certificates), Class M Certificates, Class B Certificates and Class R Certificates and any Distribution Date, the per annum rate set forth in the Preliminary Statement hereto. The Class A-4 Certificates have no Pass-Through Rate and are not entitled to Accrued Certificates Interest.

          Paying Agent: The First National Bank of Chicago or any successor Paying Agent appointed by the Trustee.

          Percentage Interest: With respect to any Certificate (other than a Class R Certificate), the undivided percentage ownership interest in the related Class evidenced by such Certificate, which percentage ownership interest shall be equal to the Initial Certificate Principal Balance thereof divided by the aggregate Initial Certificate Principal Balance of all of the Certificates of the same Class. With respect to a Class R Certificate, the interest in distributions to be made with respect to such Class evidenced thereby, expressed as a percentage, as stated on the face of each such Certificate.

          Permitted Investments:  One or more of the following:

               (i)  obligations of or guaranteed as to
          principal and interest by the United States or any agency or instrumentality thereof when such obligations are backed by the full faith and credit of the United States;

               (ii) repurchase agreements on obligations specified in clause (i) maturing not more than one month from the date of acquisition thereof, provided that the unsecured obligations of the party agreeing to repurchase such obligations are at the time rated by each Rating Agency in its highest short-term rating available;

               (iii) federal funds, certificates of deposit, demand deposits, time deposits and bankers' acceptances (which shall each have an original maturity of not more than 90 days and, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days or a remaining maturity of more than 30 days) denominated in United States dollars of any U.S. depository institution or trust company incorporated under the laws of the United States or any state thereof or of any domestic branch of a foreign depository institution or trust company; provided that the debt obligations of such depository institution or trust company (or, if the only Rating Agency is Standard & Poor's, in the case of the principal depository institution in a depository institution holding company, debt obligations of the depository institution holding company) at the date of acquisition thereof have been rated by each Rating Agency in its highest short-term rating available; and provided further that, if the only Rating Agency is Standard & Poor's and if the depository or trust company is a principal subsidiary of a bank holding company and the debt obligations of such subsidiary are not separately rated, the applicable rating shall be that of the bank holding company; and, provided further that, if the original maturity of such short-term obligations of a domestic branch of a foreign depository institution or trust company shall exceed 30 days, the short-term rating of such institution shall be A-1+ in the case of Standard & Poor's if Standard & Poor's is the Rating Agency;

               (iv) commercial paper (having original
          maturities of not more than 365 days) of any corporation incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by each Rating Agency in its highest short-term rating available; provided that such commercial paper shall have a remaining maturity of not more than 30 days;

               (v)  a money market fund or a qualified
          investment fund rated by each Rating Agency in its highest long-term rating available; and

               (vi) other obligations or securities that are acceptable to each Rating Agency as a Permitted Investment hereunder and will not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency, as evidenced in writing;

provided, however, that no instrument shall be a Permitted Investment if it represents, either (1) the right to receive only interest payments with respect to the underlying debt instrument or (2) the right to receive both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity greater than 120% of the yield to maturity at par of such underlying obligations. References herein to the highest rating available on unsecured long-term debt shall mean AAA in the case of Standard & Poor's and Fitch and Aaa in the case of Moody's, and references herein to the highest rating available on unsecured commercial paper and short-term debt obligations shall mean A-1 in the case of Standard & Poor's, P-1 in the case of Moody's and either A-1 by Standard & Poor's, P-1 by
Moody's or F-1 by Fitch in the case of Fitch.

          Permitted Transferee:  Any Transferee of a Class R
Certificate, other than a Disqualified Organization or Non-United
States Person.

          Person: Any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

          Pool Stated Principal Balance: As to any date of determination, the aggregate of the Stated Principal Balances of each Mortgage Loan that was an Outstanding Mortgage Loan on the Due Date in the month preceding the month of such date of determination.

          Prepayment Assumption: A prepayment assumption of 200% of the standard prepayment assumption, used for determining the accrual of original issue discount and market discount and premium on the Certificates for federal income tax purposes. The standard prepayment assumption assumes a constant rate of prepayment of mortgage loans of 0.20% per annum of the then outstanding principal balance of such mortgage loans in the first month of the life of the mortgage loans, increasing by an additional 0.20% per annum in each succeeding month until the thirtieth month, and a constant 6% per annum rate of prepayment thereafter for the life of the mortgage loans.

          Prepayment Distribution Percentage:   With respect to
any Distribution Date and each Class of Class M Certificates and
Class B Certificates, under the applicable circumstances set forth below, the respective percentages set forth below:

       (i) For any Distribution Date on which the Class M-1 Certificates are outstanding and prior to the later to occur of (x) the Distribution Date in February 2003 and (y) the Distribution Date on which the sum of the Class M-2 Percentage, Class M-3 Percentage and Class B Percentage (before taking into account such month's distribution) equals or exceeds 4.51%:

               (a) in the case of the Class M-1 Certificates, 100%; and

               (b)  in the case of each other Class of Class M
                    Certificates and each Class of Class B
                    Certificates, 0%.

      (ii) For any Distribution Date on which any Class of Class M or Class B Certificates are outstanding not discussed in clause (i) above:

                    (a)  in the case of the Class of Class M
               Certificates then outstanding with the lowest numerical designation, or in the event the Class M Certificates are no longer outstanding, the Class of Class B Certificates then outstanding with the lowest numerical designation and each other Class of Class M Certificates and Class B Certificates for which the related Prepayment Distribution Trigger has been satisfied, a fraction, expressed as a percentage, the numerator of which is the Certificate Principal Balance of such Class immediately prior to such date and the denominator of which is the sum of the Certificate Principal Balances immediately prior to such date of (1) the Class of Class M Certificates then outstanding with the lowest numerical designation, or in the event the Class M Certificates are no longer outstanding, the Class of Class B Certificates then outstanding with the lowest numerical designation and (2) all other Classes of Class M Certificates and Class B Certificates for which the respective Prepayment Distribution Triggers have been satisfied; and

                    (b)  in the case of each other Class of
               Class M Certificates and Class B Certificates for which the Prepayment Distribution Triggers have not been satisfied, 0%; and

               (iii) Notwithstanding the foregoing, if the application of the foregoing percentages on any Distribution Date as provided in Section 4.02 (determined without regard to the proviso to the definition of "Subordinate Principal Distribution Amount") would result in a distribution in respect of principal of any Class or Classes of Class M Certificates and Class B Certificates in an amount greater than the remaining Certificate Principal Balance thereof (any such class, a "Maturing Class"), then: (a) the Prepayment Distribution Percentage of each Maturing Class shall be reduced to a level that, when applied as described above, would exactly reduce the Certificate Principal Balance of such Class to zero; (b) the Prepayment Distribution Percentage of each other Class of Class M Certificates and Class B Certificates (any such Class, a "Non-Maturing Class") shall be recalculated in accordance with the provisions in paragraph (ii) above, as if the Certificate Principal Balance of each Maturing Class had been reduced to zero (such percentage as recalculated, the "Recalculated Percentage"); (c) the total amount of the reductions in the Prepayment Distribution Percentages of the Maturing Class or Classes pursuant to clause (a) of this sentence, expressed as an aggregate percentage, shall be allocated among the Non-Maturing Classes in proportion to their respective Recalculated Percentages (the portion of such aggregate reduction so allocated to any Non-Maturing Class, the "Adjustment Percentage"); and (d) for purposes of such Distribution Date, the Prepayment Distribution Percentage of each Non-Maturing Class shall be equal to the sum of (1) the Prepayment Distribution Percentage thereof, calculated in accordance with the provisions in paragraph (ii) above as if the Certificate Principal Balance of each Maturing Class had not been reduced to zero, plus (2) the related Adjustment Percentage.

          Prepayment Distribution Trigger:  The Class M-2
Prepayment Distribution Trigger, Class M-3 Prepayment
Distribution
Trigger, Class B-1 Prepayment Distribution Trigger, Class B-2
Prepayment Distribution Trigger or Class B-3 Prepayment
Distribution Trigger.

          Prepayment Interest Shortfall: As to any Distribution Date and any Mortgage Loan (other than a Mortgage Loan relating to an REO Property) that was the subject of (a) a Principal Prepayment in Full during the related Prepayment Period, an amount equal to the excess of one month's interest at the Net Mortgage Rate on the Stated Principal Balance of such Mortgage Loan over the amount of interest (adjusted to the Net Mortgage Rate) paid by the Mortgagor for such Prepayment Period to the date of such Principal Prepayment in Full or (b) a Curtailment during the prior calendar month, an amount equal to one month's interest at the Net
Mortgage Rate on the amount of such Curtailment.

          Prepayment Period: As to any Distribution Date, the calendar month preceding the month of distribution.

          Primary Insurance Policy: Each primary policy of mortgage guaranty insurance or any replacement policy therefor referred to in Section 2.03(b)(iv) and (v).

          Principal Prepayment: Any payment of principal or other recovery on a Mortgage Loan, including a recovery that takes the form of Liquidation Proceeds or Insurance Proceeds, which is received in advance of its scheduled Due Date and is not accompanied by an amount as to interest representing scheduled interest on such payment due on any date or dates in any month or months subsequent to the month of prepayment.

          Principal Prepayment in Full:  Any Principal
Prepayment made by a Mortgagor of the entire principal balance of a Mortgage Loan.

          Program Guide: Collectively, the Seller Guide and the Servicer Guide for Residential Funding's mortgage loan purchase and conduit servicing program and all supplements and amendments thereto published by Residential Funding from time to time.

          Purchase Price: With respect to any Mortgage Loan (or REO Property) required to be purchased on any date pursuant to
Section 2.02, 2.03, 2.04 or 4.07, an amount equal to the sum of
(i) 100% of the Stated Principal Balance thereof plus the principal portion of any related unreimbursed Advances and (ii) unpaid accrued interest at the Adjusted Mortgage Rate (or at the Net Mortgage Rate in the case of a purchase made by the Master Servicer) on the Stated Principal Balance thereof to the first day of the month following the month of purchase from the Due Date to which interest was last paid by the Mortgagor.

          Qualified Substitute Mortgage Loan: A Mortgage Loan substituted by Residential Funding or the Company for a Deleted Mortgage Loan which must, on the date of such substitution, as confirmed in an Officers' Certificate delivered to the Trustee,
(i) have an outstanding principal balance, after deduction of the principal portion of the monthly payment due in the month of substitution (or in the case of a substitution of more than one Mortgage Loan for a Deleted Mortgage Loan, an aggregate outstanding principal balance, after such deduction), not in excess of the Stated Principal Balance of the Deleted Mortgage Loan (the amount of any shortfall to be deposited by Residential Funding in the Custodial Account in the month of substitution);
(ii) have a Mortgage Rate and a Net Mortgage Rate no lower than and not more than 1% per annum higher than the Mortgage Rate and Net Mortgage Rate, respectively, of the Deleted Mortgage Loan as of the date of substitution; (iii) have a Loan-to-Value Ratio at the time of substitution no higher than that of the Deleted Mortgage Loan at the time of substitution; (iv) have a remaining term to stated maturity not greater than (and not more than one year less than) that of the Deleted Mortgage Loan; (v) comply with each representation and warranty set forth in Sections 2.03 and
2.04 hereof and Section 4 of the Assignment Agreement; and (vi) have a Spread Rate equal to or greater than that of the Deleted Mortgage Loan. Notwithstanding any other provisions herein, (x) with respect to any Qualified Substitute Mortgage Loan substituted for a Deleted Mortgage Loan which was a Discount Mortgage Loan, such Qualified Substitute Mortgage Loan shall be deemed to be a Discount Mortgage Loan and to have a Discount Fraction equal to the Discount Fraction of the Deleted Mortgage Loan and (y) in the event that the "Spread Rate" of any Qualified Substitute Mortgage Loan as calculated pursuant to the definition of "Spread Rate" is greater than the Spread Rate of the related Deleted Mortgage Loan
(i) the Spread Rate of such Qualified Substitute Mortgage Loan shall be equal to the Spread Rate of the related Deleted Mortgage Loan for purposes of calculating the Excess Spread and (ii) the excess of the Spread Rate on such Qualified Substitute Mortgage Loan as calculated pursuant to the definition of "Spread Rate" over the Spread Rate on the related Deleted Mortgage Loan shall be payable to the Class R Certificates pursuant to Section 4.02 hereof.

          Rating Agency: Fitch and Standard & Poor's with respect to the Class A Certificates and Class R Certificates, Standard & Poor's with respect to the Class M-1, Class M-2, Class M-3, Class B-1 and Class B-2 Certificates. If either agency or a successor is no longer in existence, "Rating Agency" shall be such statistical credit rating agency, or other comparable Person, designated by the Company, notice of which designation shall be given to the Trustee and the Master Servicer.

          Realized Loss: With respect to each Mortgage Loan (or REO Property) as to which a Cash Liquidation or REO Disposition has occurred, an amount (not less than zero) equal to (i) the Stated Principal Balance of the Mortgage Loan (or REO Property) as of the date of Cash Liquidation or REO Disposition, plus (ii) interest (and REO Imputed Interest, if any) at the Net Mortgage Rate from the Due Date as to which interest was last paid or advanced to the Certificateholders and the Owner of the Excess Spread up to the last day of the month in which the Cash Liquidation (or REO Disposition) occurred on the Stated Principal Balance of such Mortgage Loan (or REO Property) outstanding during each Due Period that such interest was not paid or advanced, minus
(iii) the proceeds, if any, received during the month in which such Cash Liquidation (or REO Disposition) occurred, to the extent applied as recoveries of interest at the Net Mortgage Rate and to principal of the Mortgage Loan, net of the portion thereof reimbursable to the Master Servicer or any Subservicer with respect to related Advances or expenses as to which the Master Servicer or Subservicer is entitled to reimbursement thereunder but which have not been previously reimbursed. With respect to each Mortgage Loan which has become the subject of a Deficient Valuation, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient Valuation. With respect to each Mortgage
Loan which has become the object of a Debt Service Reduction, the amount of such Debt Service Reduction.

          Record Date: With respect to each Distribution Date, the close of business on the last Business Day of the month next preceding the month in which the related Distribution Date occurs.

          Regular Certificate: Any of the Certificates other than a Class R Certificate.

          REMIC: A "real estate mortgage investment conduit" within the meaning of Section 860D of the Code.

          REMIC Administrator:  Residential Funding Corporation.

          REMIC Provisions: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and temporary and final regulations (or, to the extent not inconsistent with such temporary or final regulations, proposed regulations) and published rulings, notices and announcements promulgated thereunder, as the foregoing may be in effect from time to time.

          REO Acquisition:  The acquisition by the Master
Servicer on behalf of the Trustee for the benefit of the Certificateholders and the Owner of the Excess Spread of any REO
Property pursuant to Section 3.14.

          REO Disposition: As to any REO Property, a determination by the Master Servicer that it has received all Insurance Proceeds, Liquidation Proceeds, REO Proceeds and other payments and recoveries (including proceeds of a final sale) which the Master Servicer expects to be finally recoverable from the sale or other disposition of the REO Property.

          REO Imputed Interest: As to any REO Property, for any period, an amount equivalent to interest (at the Net Mortgage Rate that would have been applicable to the related Mortgage Loan had it been outstanding) on the unpaid principal balance of the Mortgage Loan as of the date of acquisition thereof for such period.

          REO Proceeds: Proceeds, net of expenses, received in respect of any REO Property (including, without limitation, proceeds from the rental of the related Mortgaged Property) which proceeds are required to be deposited into the Custodial Account only upon the related REO Disposition.

          REO Property:  A Mortgaged Property acquired by the
Master Servicer through foreclosure or deed in lieu of foreclosure in connection with a defaulted Mortgage Loan.

          Request for Release: A request for release, the forms of which are attached as Exhibit H hereto.

          Required Insurance Policy: With respect to any Mortgage Loan, any insurance policy which is required to be maintained from time to time under this Agreement, the Program Guide or the related Subservicing Agreement in respect of such Mortgage Loan.

          Residential Funding: Residential Funding Corporation, a Delaware corporation, in its capacity as seller of the Mortgage
Loans to the Company and any successor thereto.

          Responsible Officer: When used with respect to the Trustee, any officer of the Corporate Trust Department of the Trustee, including any Senior Vice President, any Vice President, any Assistant Vice President, any Assistant Secretary, any Trust Officer or Assistant Trust Officer, or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers to whom, with respect to a particular matter, such matter is referred.

          Schedule of Discount Fractions: The schedule setting forth the Discount Fractions with respect to the Discount
Mortgage
Loans, attached hereto as Exhibit P.

          Security Agreement:  With respect to a Cooperative
Loan, the agreement creating a security interest in favor of the originator in the related Cooperative Stock.

          Seller: As to any Mortgage Loan, a Person, including any Subservicer, that executed a Seller's Agreement applicable to such Mortgage Loan.

          Seller's Agreement: An agreement for the origination and sale of Mortgage Loans generally in the form of the Seller Contract referred to or contained in the Program Guide, or in such other form as has been approved by the Master Servicer and the Company, each containing representations and warranties in respect of one or more Mortgage Loans.

          Senior Accelerated Distribution Percentage: With respect to any Distribution Date, the percentage indicated below:





Distribution Date
 Senior Accelerated
Distribution Percentage



February 1996 through
January 2001 . . . . . . . . . . . . . . . . . . . . . . . . . .


100%



February 2001 through
January 2002 . . . . . . . . . . . . . . . . . . . . . . . . . .


Senior Percentage, plus 70% of the
Subordinate Percentage



February 2002 through
January 2003 . . . . . . . . . . . . . . . . . . . . . . . . . .


Senior Percentage, plus 60% of the
Subordinate Percentage


February 2003 through
January 2004 . . . . . . . . . . . . . . . . . . . . . . . . . .

Senior Percentage, plus 40% of the
Subordinate Percentage


February 2004 through
January 2005 . . . . . . . . . . . . . . . . . . . . . . . . . .


Senior Percentage, plus 20% of the
Subordinate Percentage



February 2005 and
thereafter . . . . . . . . . . . . . . . . . . . . . . . . . . .


Senior Percentage



provided, however, (i) that any scheduled reduction to the Senior Accelerated Distribution Percentage described above shall not occur as of any Distribution Date unless either (a)(1)(X) the outstanding principal balance of the Mortgage Loans delinquent 60 days or more averaged over the last six months, as a percentage of the current aggregate Certificate Principal Balance of the Class M and Class B Certificates, is less than 50% or (Y) the outstanding principal balance of Mortgage Loans delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding principal balance of all Mortgage Loans averaged over the last six months, does not exceed 2% and (2) Realized Losses on the Mortgage Loans to date for such Distribution Date if occurring during the sixth, seventh, eighth, ninth or tenth year (or any year thereafter) after the Closing Date are less than 30%, 35%, 40%, 45% or 50%, respectively, of the sum of the Initial Certificate Principal Balances of the Class M Certificates and Class B Certificates or (b)(1) the outstanding principal balance of Mortgage Loans delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding principal balance of all Mortgage Loans averaged over the last six months, does not exceed 4% and (2) Realized Losses on the Mortgage Loans to date for any Distribution
Date are less than 10% of the sum of the Initial Certificate Principal Balances of the Class M Certificates and Class B Certificates and (ii) that for any Distribution Date on which the Senior Percentage is greater than the Original Senior Percentage, the Senior Accelerated Distribution Percentage for such Distribution Date shall be 100%. Notwithstanding the foregoing, upon the reduction of the aggregate Certificate Principal Balance of the Class A Certificates (other than the Class A-4 Certificates) and Class R Certificates to zero, the Senior Accelerated Distribution Percentage shall thereafter be 0%.

          Senior Percentage: As of any Distribution Date, the lesser of 100% and a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Class A Certificates (other than the Class A-4 Certificates) and Class R Certificates immediately prior to such Distribution Date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) (other than the related Discount Fraction of each Discount Mortgage Loan) immediately prior to such Distribution Date.

          Senior Principal Distribution Amount: As to any Distribution Date, the lesser of (a) the balance of the Available Distribution Amount remaining after the distribution of all amounts required to be distributed pursuant to Section 4.02(a)(i) and (ii)(X) and (b) the sum of the amounts required to be distributed to the Class A Certificateholders and Class R Certificateholders on such Distribution Date pursuant to Section 4.02(a)(ii)(Y), (xvi) and (xvii).

          Servicing Accounts: The account or accounts created and maintained pursuant to Section 3.08.

          Servicing Advances: All customary, reasonable and necessary "out of pocket" costs and expenses incurred in connection with a default, delinquency or other unanticipated event by the Master Servicer in the performance of its servicing obligations, including, but not limited to, the cost of (i) the preservation, restoration and protection of a Mortgaged Property,
(ii) any enforcement or judicial proceedings, including foreclosures, (iii) the management and liquidation of any REO Property and (iv) compliance with the obligations under Sections 3.01, 3.08, 3.12(a) and 3.14.

          Servicing Fee: With respect to any Mortgage Loan and Distribution Date, the fee payable monthly to the Master Servicer in respect of master servicing compensation that accrues at an annual rate designated on the Mortgage Loan Schedule as the "MSTR SERV FEE" for such Mortgage Loan, as may be adjusted with respect to successor Master Servicers as provided in Section 7.02.

          Servicing Officer: Any officer of the Master Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name and specimen signature appear on a list of servicing officers furnished to the Trustee by the Master Servicer, as such list may from time to time be amended.

          Special Hazard Amount: As of any Distribution Date, an amount equal to $661,887 minus the sum of (i) the aggregate amount of Special Hazard Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 and (ii) the Adjustment Amount (as defined below) as most recently calculated. For each anniversary of the Cut-off Date, the Adjustment Amount shall be equal to the amount, if any, by which the amount calculated in accordance with the preceding sentence (without giving effect to the deduction of the Adjustment Amount for such anniversary) exceeds the greater of (A) the greatest of
(i) twice the outstanding principal balance of the Mortgage Loan in the Trust Fund which has the largest outstanding principal balance on the Distribution Date immediately preceding such anniversary, (ii) the product of 1.00% multiplied by the outstanding principal balance of all Mortgage Loans on the Distribution Date immediately preceding such anniversary and
(iii)
the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of the Mortgage Loans in any single five-digit California zip code area with the largest amount of Mortgage Loans by aggregate principal balance as of such anniversary and (B) the greater of (i) the product of 0.50% multiplied by the outstanding principal balance of all Mortgage Loans on the Distribution Date immediately preceding such anniversary multiplied by a fraction, the numerator of which is equal to the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of all of the Mortgage Loans secured by Mortgaged Properties located in the State of California divided by the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of all of the Mortgage Loans, expressed as a percentage, and the denominator of which is equal to 26.30% (which percentage is equal to the percentage of Mortgage Loans initially secured by Mortgaged Properties located in the State of California) and (ii) the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of the largest Mortgage Loan secured by a Mortgaged Property located in the State of California.

          The Special Hazard Amount may be further reduced by the Master Servicer (including accelerating the manner in which coverage is reduced) provided that prior to any such reduction, the Master Servicer shall (i) obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency and
(ii) provide a copy of such written confirmation to the Trustee.

          Special Hazard Loss: Any Realized Loss not in excess of the cost of the lesser of repair or replacement of a Mortgaged Property suffered by such Mortgaged Property on account of direct physical loss, exclusive of (i) any loss of a type covered by a hazard policy or a flood insurance policy required to be maintained in respect of such Mortgaged Property pursuant to
Section 3.12(a), except to the extent of the portion of such loss not covered as a result of any coinsurance provision and (ii) any Extraordinary Loss.

          Spread Rate: With respect to each Mortgage Loan, a per annum rate equal to the excess of (a) the Net Mortgage Rate of such Mortgage Loan over (b) 6.75% per annum.

          Standard & Poor's:  Standard & Poor's Ratings
Services, a division of the McGraw-Hill Companies, or its successor in interest.

          Stated Principal Balance:  With respect to any
Mortgage Loan or related REO Property, at any given time, (i) the Cut-off Date Principal Balance of the Mortgage Loan, minus (ii) the sum of (a) the principal portion of the Monthly Payments due with respect to such Mortgage Loan or REO Property during each Due
Period ending prior to the most recent Distribution Date which were received or with respect to which an Advance was made, and
(b) all Principal Prepayments with respect to such Mortgage Loan or REO Property, and all Insurance Proceeds, Liquidation Proceeds and REO Proceeds, to the extent applied by the Master Servicer as recoveries of principal in accordance with Section 3.14 with respect to such Mortgage Loan or REO Property, in each case which were distributed pursuant to Section 4.02 on any previous Distribution Date, and (c) any Realized Loss allocated to the Certificateholders with respect thereto for any previous Distribution Date.

          Subordinate Percentage:  For any Distribution Date,
100% minus the Senior Percentage with respect to such Distribution
Date.

          Subordinate Principal Distribution Amount: With respect to any Distribution Date and each Class of Class M Certificates and Class B Certificates, (a) the sum of (i) the product of (x) the related Class M Percentage or Class B Percentage for such Class and (y) the aggregate of the amounts for such Distribution Date referred to in clauses (1), (2) and (3) of
Section 4.02(a)(ii)(Y)(A); (ii) such Class's pro rata share, based on the Certificate Principal Balance of each Class of Class M Certificates and Class B Certificates then outstanding, of the principal collections referred to in Section 4.02(a)(ii)(Y)(B) to the extent such collections are not otherwise distributed to the Senior Certificates; (iii) the product of (x) the related Prepayment Distribution Percentage, (y) 100% minus the Senior Accelerated Distribution Percentage and (z) the aggregate of all Principal Prepayments in Full and Curtailments received in the related Prepayment Period (other than the related Discount Fraction of such Principal Prepayments in Full and Curtailments with respect to the Discount Mortgage Loans); (iv) if such Class is the most senior Class of Certificates then outstanding (as established in Section 4.05 hereof), any Excess Subordinate Principal Amount for such Distribution Date; and (v) any amounts described in clauses (i), (ii) and (iii) as determined for any previous Distribution Date, that remain undistributed to the extent that such amounts are not attributable to Realized Losses which have been allocated to a subordinate Class of Class M or Class B Certificates minus (b) any Excess Subordinate Principal Amount not payable to such Class on such Distribution Date pursuant to the definition thereof; provided, however, that such amount shall in no event exceed the outstanding Certificate Principal Balance of such Class of Certificates immediately prior to such date.

          Subserviced Mortgage Loan: Any Mortgage Loan that, at the time of reference thereto, is subject to a Subservicing
Agreement.

          Subservicer: Any Person with whom the Master Servicer has entered into a Subservicing Agreement and who generally satisfied the requirements set forth in the Program Guide in respect of the qualification of a Subservicer as of the date of its approval as a Subservicer by the Master Servicer.

          Subservicer Advance: Any delinquent installment of principal and interest on a Mortgage Loan which is advanced by the related Subservicer (net of its Subservicing Fee) pursuant to the Subservicing Agreement.

          Subservicing Account: An account established by a Subservicer in accordance with Section 3.08.

          Subservicing Agreement: The written contract between the Master Servicer and any Subservicer relating to servicing and administration of certain Mortgage Loans as provided in Section 3.02, generally in the form of the servicer contract referred to or contained in the Program Guide or in such other form as has been approved by the Master Servicer and the Company.

          Subservicing Fee: As to any Mortgage Loan, the fee payable monthly to the related Subservicer (or, in the case of a Nonsubserviced Mortgage Loan, to the Master Servicer) in respect of subservicing and other compensation that accrues at an annual rate equal to the excess of the Mortgage Rate borne by the related
Mortgage Note over the rate per annum designated on the Mortgage Loan Schedule as the "CURR NET" for such Mortgage Loan.

          Tax Returns: The federal income tax return on Internal Revenue Service Form 1066, U.S. Real Estate Mortgage Investment Conduit Income Tax Return, including Schedule Q thereto, Quarterly Notice to Residual Interest Holders of REMIC Taxable Income or Net Loss Allocation, or any successor forms, to be filed on behalf of the Trust Fund due to its classification as a REMIC under the REMIC Provisions, together with any and all other information, reports or returns that may be required to be furnished to the Certificateholders and the Owner of the Excess Spread or filed with the Internal Revenue Service or any other governmental taxing authority under any applicable provisions of federal, state or local tax laws.

          Transfer: Any direct or indirect transfer, sale, pledge, hypothecation or other form of assignment of any Ownership
Interest in a Certificate.

          Transferee: Any Person who is acquiring by Transfer any Ownership Interest in a Certificate.

          Transferor: Any Person who is disposing by Transfer of any Ownership Interest in a Certificate.

          Trust Fund: The segregated pool of assets, with respect to which a REMIC election is to be made, consisting of:

            (i)     the Mortgage Loans and the related
                    Mortgage Files,

           (ii) all payments on and collections in respect of the Mortgage Loans due after the Cut-off Date as shall be on deposit in the Custodial Account or in the Certificate Account and identified as belonging to the Trust Fund,

          (iii) property which secured a Mortgage Loan and which has been acquired for the benefit of the Certificateholders and the Owner of the Excess Spread by foreclosure or deed in lieu of foreclosure, and

           (iv)     the hazard insurance policies and Primary
                    Insurance Policies, if any, and certain
                    proceeds thereof.

          Uniform Single Attestation Program for Mortgage
Bankers:  The Uniform Single Attestation Program for Mortgage
Bankers, as published by the Mortgage Bankers Association of America and effective with respect to fiscal periods ending on or after December 15, 1995.

          Uninsured Cause: Any cause of damage to property subject to a Mortgage such that the complete restoration of such property is not fully reimbursable by the hazard insurance policies.

          United States Person: A citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof, or an estate or trust whose income from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States.

          Voting Rights: The portion of the voting rights of all of the Certificates which is allocated to any Certificate. 98.0% of all of the Voting Rights shall be allocated among Holders of Certificates, respectively, other than the Class R Certificates, in proportion to the outstanding Certificate Principal Balances of their respective Certificates; and the Holders of the Class R Certificates and the Owner of the Excess Spread shall be entitled to 1.0% and 1.0% of all of the Voting Rights, respectively, allocated among the Certificates of each such Class in accordance with their respective Percentage Interests.
                           ARTICLE II

                  CONVEYANCE OF MORTGAGE LOANS;
                ORIGINAL ISSUANCE OF CERTIFICATES

          Section 2.01.  Conveyance of Mortgage Loans.

          (a) The Company, concurrently with the execution and delivery hereof, does hereby assign to the Trustee without recourse all the right, title and interest of the Company in and to the Mortgage Loans, including all interest and principal received on or with respect to the Mortgage Loans after the Cut-off Date (other than payments of principal and interest due on the
Mortgage Loans on or before the Cut-off Date).

          (b) In connection with such assignment, except as set forth in Section 2.01(c) below, the Company does hereby deliver to, and deposit with, the Trustee, or to and with one or more Custodians, as the duly appointed agent or agents of the Trustee for such purpose, the following documents or instruments (or copies thereof as permitted by this Section) (I) with respect to each Mortgage Loan so assigned (other than a Cooperative
Loan):

               (i)  The original Mortgage Note, endorsed
          without recourse to the order of the Trustee and showing an unbroken chain of endorsements from the originator thereof to the Person endorsing it to the Trustee, or with respect to any Destroyed Mortgage Note, an original lost note affidavit from the related Seller or Residential Funding stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

               (ii) The original Mortgage with evidence of recording indicated thereon or a copy of the Mortgage certified by the public recording office in which such Mortgage has been recorded;

               (iii)     An original Assignment of the Mortgage

                         to
          the Trustee with evidence of recording indicated thereon or a copy of such assignment certified by the public recording office in which such assignment has been recorded;

               (iv) The original recorded assignment or assignments of the Mortgage showing an unbroken chain of title from the originator thereof to the Person assigning it to the Trustee or a copy of such assignment or assignments of the Mortgage certified by the public recording office in which such assignment or assignments have been recorded; and

               (v)  The original of each modification,
          assumption agreement or preferred loan agreement, if any, relating to such Mortgage Loan or a copy of each modification, assumption agreement or preferred loan agreement certified by the public recording office in which such document has been recorded.

          and (II) with respect to each Cooperative Loan so assigned:

               (i)  The original Mortgage Note, endorsed
          without recourse to the order of the Trustee and showing an unbroken chain of endorsements from the originator thereof to the Person endorsing it to the Trustee, or with respect to any Destroyed Mortgage Note, an original lost note affidavit from the related Seller or Residential Funding stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

               (ii) A counterpart of the Cooperative Lease and the Assignment of Proprietary Lease to the originator of the Cooperative Loan with intervening assignments showing an unbroken chain of title from such originator to the Trustee;

               (iii)     The related Cooperative Stock
Certificate,
          representing the related Cooperative Stock pledged with respect to such Cooperative Loan, together with an undated stock power (or other similar instrument) executed in blank;

               (iv) The original recognition agreement by the Cooperative of the interests of the mortgagee with respect to the related Cooperative Loan;

               (v)  The Security Agreement;

               (vi) Copies of the original UCC-1 financing statement, and any continuation statements, filed by the originator of such Cooperative Loan as secured party, each with evidence of recording thereof, evidencing the interest of the originator under the Security Agreement and the Assignment of Proprietary Lease;

               (vii) Copies of the filed UCC-3 assignments of the security interest referenced in clause (vi) above showing an unbroken chain of title from the originator to the Trustee, each with evidence of recording thereof, evidencing the interest of the originator under the Security Agreement and the Assignment of Proprietary Lease;

               (viii)    An executed assignment of the
          interest of the originator in the Security Agreement, Assignment of Proprietary Lease and the recognition agreement referenced in clause (iv) above, showing an unbroken chain of title from the originator to the Trustee;

               (ix) The original of each modification,
          assumption agreement or preferred loan agreement, if any, relating to such Cooperative Loan; and

               (x)  An executed UCC-1 financing statement
          showing the Master Servicer as debtor, the Company as secured party and the Trustee as assignee and an executed UCC-1 financing statement showing the Company as debtor and the Trustee as secured party, each in a form sufficient for filing, evidencing the interest of such debtors in the Cooperative Loans.

          (c) The Company may, in lieu of delivering the documents set forth in Section 2.01(b)(I)(iv) and (v) and Section
(b)(II)(ii), (iv), (vii), (ix) and (x) to the Trustee or the Custodian or Custodians, deliver such documents to the Master Servicer, and the Master Servicer shall hold such documents in trust for the use and benefit of all present and future Certificateholders and the Owner of the Excess Spread until such time as is set forth below. Within ten Business Days following the earlier of (i) the receipt of the original of each of the documents or instruments set forth in Section 2.01(b)(I)(iv) and
(v) and Section (b)(II)(ii), (iv), (vii), (ix) and (x) (or copies thereof as permitted by such Section) for any Mortgage Loan and
(ii) a written request by the Trustee to deliver those documents with respect to any or all of the Mortgage Loans then being held by the Master Servicer, the Master Servicer shall deliver a complete set of such documents to the Trustee or the Custodian or Custodians that are the duly appointed agent or agents of the Trustee.

          On the Closing Date, the Master Servicer shall certify that it has in its possession an original or copy of each of the documents referred to in Section 2.01(b)(I)(iv) and (v) and Section (b)(II)(ii), (iv), (vii), (ix) and (x) which has been delivered to it by the Company. Every six months after the Closing Date, for so long as the Master Servicer is holding documents pursuant to this Section 2.01(c), the Master Servicer shall deliver to (i) Moody's if it is one of the Rating Agencies,
(ii) the Trustee and (iii) each Custodian a report setting forth the status of the documents which it is holding.

          (d) In the event that in connection with any Mortgage Loan the Company cannot deliver the Mortgage, any assignment, modification, assumption agreement or preferred loan agreement (or copy thereof certified by the public recording office) with evidence of recording thereon concurrently with the execution and delivery of this Agreement solely because of a delay caused by the public recording office where such Mortgage, assignment, modification, assumption agreement or preferred loan agreement as the case may be, has been delivered for recordation, the Company shall deliver or cause to be delivered to the Trustee or the respective Custodian a true and correct photocopy of such Mortgage, assignment, modification, assumption agreement or preferred loan agreement.

          The Company shall promptly cause to be recorded in the appropriate public office for real property records the Assignment referred to in clause (I)(iii) of Section 2.01(b), except in states where, in the opinion of counsel acceptable to the Trustee and the Master Servicer, such recording is not required to protect the Trustee's interests in the Mortgage Loan against the claim of any subsequent transferee or any successor to or creditor of the Company or the originator of such Mortgage Loan and shall promptly cause to be filed the Form UCC-3 assignment and UCC-1 financing statement referred to in clause (II)(vii) and (x), respectively, of Section 2.01(b). If any Assignment, Form UCC-3 or Form UCC-1, as applicable, is lost or returned unrecorded to the Company because of any defect therein, the Company shall prepare a substitute Assignment, Form UCC-3 or Form UCC-1, as applicable, or cure such defect, as the case may be, and cause such Assignment to be recorded in accordance with this paragraph. The Company shall promptly deliver or cause to be delivered to the Trustee or the respective Custodian such Mortgage or assignment or Form UCC-3 or Form UCC-1, as applicable, (or copy thereof certified by the public recording office) with evidence of recording indicated thereon upon receipt thereof from the public recording office or from the related Subservicer. In connection with its servicing of
Cooperative Loans, the Master Servicer will use its best efforts to file timely continuation statements with regard to each financing statement and assignment relating to Cooperative Loans as to which the related Cooperative Apartment is located outside of the State of New York.

          Any of the items set forth in Sections 2.01(b)(I)(iv) and (v) and (II)(vi) and (vii) that may be delivered as a copy rather than the original may be delivered in microfiche form.

          (e) It is intended that the conveyances by the Company to the Trustee of the Mortgage Loans as provided for in this Section 2.01 be construed as a sale by the Company to the Trustee of the Mortgage Loans for the benefit of the Certificateholders and the Owner of the Excess Spread. Further, it is not intended that any such conveyance be deemed to be a pledge of the Mortgage Loans by the Company to the Trustee to secure a debt or other obligation of the Company. However, in the event that the Mortgage Loans are held to be property of the Company or of Residential Funding, or if for any reason this Agreement is held or deemed to create a security interest in the Mortgage Loans, then it is intended that (a) this Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction; (b) the conveyance provided for in Sections 2.01 and 2.06 shall be deemed to be (1) a grant by the Company to the Trustee of a security interest in all of the Company's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to (A) the Mortgage Loans, including (i) with respect to each Cooperative Loan, the related Mortgage Note, Security Agreement, Assignment of Proprietary Lease, Cooperative Stock Certificate, Cooperative Lease, any insurance policies and all other documents in the related Mortgage
File and (ii) with respect to each Mortgage Loan other than a Cooperative Loan, the related Mortgage Note, the Mortgage, any insurance policies and all other documents in the related Mortgage
File, (B) all amounts payable pursuant to the Mortgage Loans in accordance with the terms thereof and (C) any and all general intangibles consisting of, arising from or relating to any of the foregoing, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all amounts from time to time held or invested in the Certificate Account or the Custodial Account, whether in the form of cash, instruments, securities or other property and (2) an assignment by the Company to the Trustee of any security interest in any and all of Residential Funding's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to the property described in the foregoing clauses (1)(A), (B) and (C) granted by Residential Funding to the Company pursuant to the Assignment Agreement; (c) the possession by the Trustee, the Custodian or any other agent of the Trustee of
Mortgage Notes or such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party," or possession by a purchaser or a person designated by such secured party, for purposes of perfecting the security interest pursuant to the Minnesota Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction (including, without limitation, Section 9-305, 8-313 or 8-321 thereof); and (d) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Trustee for the purpose of perfecting such security interest under applicable law.

          The Company and, at the Company's direction, Residential Funding and the Trustee shall, to the extent consistent with this Agreement, take such reasonable actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans and the other property described above, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement. Without limiting the generality of the foregoing, the Company shall prepare and deliver to the Trustee not less than 15 days prior to any filing date and, the Trustee shall forward for filing, or shall cause to be forwarded for filing, at the expense of the Company, all filings necessary to maintain the effectiveness of any original filings necessary under the Uniform Commercial Code as in effect in any jurisdiction to perfect the Trustee's security interest in or lien on the Mortgage
Loans as evidenced by an Officer's Certificate of the Company, including without limitation (x) continuation statements, and (y) such other statements as may be occasioned by (1) any change of name of Residential Funding, the Company or the Trustee (such preparation and filing shall be at the expense of the Trustee, if occasioned by a change in the Trustee's name), (2) any change of location of the place of business or the chief executive office of
Residential Funding or the Company, or (3) any transfer of any interest of Residential Funding or the Company in any Mortgage Loan.

               (f)  The Master Servicer hereby acknowledges
the receipt by it of cash in an amount equal to $128,698.15 (the "Initial Monthly Payment Fund"), representing scheduled principal amortization and interest at the Net Mortgage Rate for the Due Date in February 1996, for those Mortgage Loans for which the Trustee will not be entitled to receive such payment. The Master Servicer shall hold such Initial Monthly Payment Fund in the Custodial Account and shall include such Initial Monthly Payment Fund in the Available Distribution Amount for the Distribution Date in February 1996. Notwithstanding anything herein to the contrary, the Initial Monthly Payment Fund shall not be an asset of the REMIC. To the extent that the Initial Monthly Payment Fund constitutes a reserve fund for federal income tax purposes, (1) it shall be an outside reserve fund and not an asset of the REMIC,
(2) it shall be owned by the Seller and (3) amounts transferred by the REMIC to the Initial Monthly Payment Fund shall be treated as transferred to the Seller or any successor, all within the meaning of Section 1.860G-2(h) of the Treasury Regulations.

          Section 2.02.  Acceptance by Trustee.

          The Trustee acknowledges receipt (or, with respect to Mortgage Loans subject to a Custodial Agreement, and based solely upon a receipt or certification executed by the Custodian, receipt by the respective Custodian as the duly appointed agent of the Trustee) of the documents referred to in Section 2.01(b)(i) through (iii) above (except that for purposes of such acknowledgement only, a Mortgage Note may be endorsed in blank and an Assignment of Mortgage may be in blank) and declares that it, or a Custodian as its agent, holds and will hold such documents and the other documents constituting a part of the Mortgage Files delivered to it, or a Custodian as its agent, in trust for the use and benefit of all present and future Certificateholders and the Owner of the Excess Spread. The Trustee or Custodian (such Custodian being so obligated under a Custodial Agreement) agrees, for the benefit of the Certificateholders and the Owner of the Excess Spread, to review each Mortgage File delivered to it pursuant to Section 2.01(b) within 45 days after the Closing Date to ascertain that all required documents (specifically as set forth in Section 2.01(b)), have been executed and received, and that such documents relate to the Mortgage Loans identified on the
Mortgage Loan Schedule, as supplemented, that have been conveyed to it. Upon delivery of the Mortgage Files by the Company or the Master Servicer, the Trustee shall acknowledge receipt (or, with respect to Mortgage Loans subject to a Custodial Agreement, and based solely upon a receipt or certification executed by the Custodian, receipt by the respective Custodian as the duly appointed agent of the Trustee) of the documents referred to in
Section 2.01(c) above. The Trustee or Custodian (such Custodian being so obligated under a Custodial Agreement) agrees to review each Mortgage File delivered to it pursuant to Section 2.01(c) within 45 days after receipt thereof to ascertain that all documents required to be delivered pursuant to such Section have been received, and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, as supplemented, that have been conveyed to it.

          If the Custodian, as the Trustee's agent, finds any document or documents constituting a part of a Mortgage File to be missing or defective in any material respect, the Trustee shall promptly so notify the Master Servicer and the Company. Pursuant to Section 2.3 of the Custodial Agreement, the Custodian will notify the Master Servicer, the Company and the Trustee of any such omission or defect found by it in respect of any Mortgage File held by it. The Master Servicer shall promptly notify the related Subservicer or Seller of such omission or defect and request that such Subservicer or Seller correct or cure such omission or defect within 60 days from the date the Master Servicer was notified of such omission or defect and, if such Subservicer or Seller does not correct or cure such omission or defect within such period, that such Subservicer or Seller purchase such Mortgage Loan from the Trust Fund at its Purchase Price, in either case within 90 days from the date the Master Servicer was notified of such omission or defect. The Purchase Price for any such Mortgage Loan, whether purchased by the Seller or the Subservicer, shall be deposited or caused to be deposited by the Master Servicer in the Custodial Account maintained by it pursuant to Section 3.07 and, upon receipt by the Trustee of written notification of such deposit signed by a Servicing Officer, the Trustee or any Custodian, as the case may be, shall release to the Master Servicer the related Mortgage File and the Trustee shall execute and deliver such instruments of transfer or assignment prepared by the Master Servicer, in each case without recourse, as shall be necessary to vest in the Seller or its designee or the Subservicer or its designee, as the case may be, any Mortgage Loan released pursuant hereto and thereafter such Mortgage Loan shall not be part of the Trust Fund. It is understood and agreed that the obligation of the Seller or the Subservicer, as the case may be, to so cure or purchase any Mortgage Loan as to which a material defect in or omission of a constituent document exists shall constitute the sole remedy respecting such defect or omission available to the Certificateholders and the Owner of the Excess Spread or the Trustee on behalf of the Certificateholders and such Owner.

          Section 2.03.  Representations, Warranties and
                         Covenants of the Master Servicer and
                         the Company.

          (a) The Master Servicer hereby represents and warrants to the Trustee for the benefit of the Certificateholders and the Owner of the Excess Spread that:

               (i) The Master Servicer is a corporation duly organized, validly existing and in good standing under the laws governing its creation and existence and is or will be in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary to ensure the enforceability of each Mortgage Loan in accordance with the terms of this Agreement;

               (ii) The execution and delivery of this
          Agreement by the Master Servicer and its performance and compliance with the terms of this Agreement will not violate the Master Servicer's Certificate of Incorporation or Bylaws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a material default) under, or result in the material breach of, any material contract, agreement or other instrument to which the Master Servicer is a party or which may be applicable to the Master Servicer or any of its assets;

               (iii)     This Agreement, assuming due
          authorization, execution and delivery by the Trustee and the Company, constitutes a valid, legal and binding obligation of the Master Servicer, enforceable against it in accordance with the terms hereof subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally and to general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law;

               (iv) The Master Servicer is not in default with respect to any order or decree of any court or any order, regulation or demand of any Federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Master Servicer or its properties or might have consequences that would materially adversely affect its performance hereunder;

               (v) No litigation is pending or, to the best of the Master Servicer's knowledge, threatened against the Master Servicer which would prohibit its entering into this Agreement or performing its obligations under this Agreement;

               (vi) The Master Servicer will comply in all material respects in the performance of this Agreement with all reasonable rules and requirements of each insurer under each Required Insurance Policy;

               (vii)     No information, certificate of an
officer,
          statement furnished in writing or report delivered to the Company, any Affiliate of the Company or the Trustee by the Master Servicer will, to the knowledge of the Master Servicer, contain any untrue statement of a material fact or omit a material fact necessary to make the information, certificate, statement or report not misleading; and

               (viii)    The Master Servicer has examined
          each existing, and will examine each new, Subservicing
          Agreement and is or will be familiar with the terms thereof. The terms of each existing Subservicing
          Agreement and each designated Subservicer are acceptable to the Master Servicer and any new
          Subservicing Agreements will comply with the provisions of Section 3.02.

It is understood and agreed that the representations and warranties set forth in this Section 2.03(a) shall survive delivery of the respective Mortgage Files to the Trustee or any Custodian.

          Upon discovery by either the Company, the Master Servicer, the Trustee or any Custodian of a breach of any representation or warranty set forth in this Section 2.03(a) which materially and adversely affects the interests of the Certificateholders or the Owner of the Excess Spread in any Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement). Within 90 days of its discovery or its receipt of notice of such breach, the Master Servicer shall either (i) cure such breach in all material respects or (ii) to the extent that such breach is with respect to a Mortgage Loan or a related document, purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02. The obligation of the Master Servicer to cure such breach or to so purchase such Mortgage Loan shall constitute the sole remedy in respect of a breach of a representation and warranty set forth in this Section 2.03(a) available to the Certificateholders and the Owner of the Excess Spread or the Trustee on behalf of the Certificateholders and such
Owner.

          (b) The Company hereby represents and warrants to the Trustee for the benefit of the Certificateholders and the Owner of the Excess Spread that as of the Closing Date (or, if otherwise specified below, as of the date so specified):

               (i)       No Mortgage Loan is one month or
          more delinquent in payment of principal and interest as of the Cut-off Date and no Mortgage Loan has been so delinquent more than once in the 12-month period prior to the Cut-off Date;

               (ii) The information set forth in Exhibit F hereto with respect to each Mortgage Loan or the Mortgage Loans, as the case may be, is true and correct in all material respects at the date or dates respecting which such information is furnished;

               (iii) The Mortgage Loans are fully-amortizing, fixed-rate mortgage loans with level Monthly Payments due on the first day of each month and terms to maturity at origination or modification of not more than 15 years;

               (iv) To the best of the Company's knowledge, if a Mortgage Loan is secured by a Mortgaged Property with a Loan-to-Value Ratio at origination in excess of 80%, such Mortgage Loan is the subject of a Primary Insurance Policy that insures (a) 25% of the principal balance of the Mortgage Loan at origination if the Loan-to-Value Ratio is between 95.00% and 90.01%, (b) 12% of such balance if the Loan-to-Value Ratio is between 90.00% and 85.01%, and (c) 6% of such balance if the Loan-to-Value Ratio is between 85.00% and 80.01%. To the best of the Company's knowledge, each such Primary Insurance Policy is in full force and effect and the Trustee is entitled to the benefits thereunder;

               (v)  The issuers of the Primary Insurance
          Policies are insurance companies whose claims-paying abilities are currently acceptable to each Rating
          Agency;

               (vi) No more than 3.1% of the Mortgage Loans by aggregate Stated Principal Balance as of the Cut-off Date are secured by Mortgaged Properties located in any one zip code area in California, no more than 1.2% of the Mortgage Loans by aggregate Stated Principal Balance as of the Cut-off Date are secured by Mortgaged Properties located in any one zip code area outside California, and no more than 0.09% of the Mortgage Loans by aggregate Stated Principal Balance as of the Cut-off Date are Cooperative Loans;

               (vii) If the improvements securing a Mortgage Loan are in a federally designated special flood hazard area, flood insurance in the amount required under the Program Guide covers the related Mortgaged Property (either by coverage under the federal flood insurance program or by coverage by private insurers);

               (viii)    Immediately prior to the assignment
          of the Mortgage Loans to the Trustee, the Company had good title to, and was the sole owner of, each Mortgage Loan free and clear of any pledge, lien, encumbrance or security interest (other than rights to servicing and related compensation) and such assignment validly transfers ownership of the Mortgage Loans to the Trustee free and clear of any pledge, lien, encumbrance or security interest;

               (ix) Approximately 16.46% of the Mortgage Loans by aggregate Stated Principal Balance as of the Cut-off Date were underwritten under a reduced loan documentation program;

               (x)  Each Mortgagor represented in its loan
          application with respect to the related Mortgage Loan that the Mortgaged Property would be owner-occupied and therefore would not be an investor property as of the date of origination of such Mortgage Loan. No Mortgagor is a corporation or a partnership;

               (xi) None of the Mortgage Loans will be Buydown
          Mortgage Loans;

               (xii)     Each Mortgage Loan constitutes a
          qualified mortgage under Section 860G(a)(3)(A) of the Code and Treasury Regulation Section 1.860G-2(a)(1);

               (xiii)    A policy of title insurance was
          effective as of the closing of each Mortgage Loan and is valid and binding and remains in full force and effect;

               (xiv)     With respect to each Mortgage Loan
          originated under a "streamlined" Mortgage Loan program (through which no new or updated appraisals of Mortgaged Properties are obtained in connection with the refinancing thereof), the related Seller has represented that either (a) the value of the related Mortgaged Property as of the date the Mortgage Loan was originated was not less than the appraised value of such property at the time of origination of the refinanced Mortgage Loan or (b) the Loan-to-Value Ratio of the Mortgage Loan as of the date of origination of the Mortgage Loan generally meets the Company's underwriting guidelines; and

               (xv) Interest on each Mortgage Loan is
          calculated on the basis of a 360-day year consisting of twelve 30-day months.

It is understood and agreed that the representations and warranties set forth in this Section 2.03(b) shall survive delivery of the respective Mortgage Files to the Trustee or any Custodian.

          Upon discovery by any of the Company, the Master Servicer, the Trustee or any Custodian of a breach of any of the representations and warranties set forth in this Section 2.03(b) which materially and adversely affects the interests of the Certificateholders or the Owner of the Excess Spread in any Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement); provided, however, that in the event of a breach of the representation and warranty set forth in Section 2.03(b)(xii), the party discovering such breach shall give such notice within five days of discovery. Within 90 days of its discovery or its receipt of notice of breach, the Company shall either (i) cure such breach in all material respects or
(ii)
purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that the Company shall have the option to substitute a Qualified Substitute Mortgage Loan or Loans for such Mortgage Loan if such substitution occurs within two years following the Closing Date. Any such substitution shall be effected by the Company under the same terms and conditions as provided in Section 2.04 for substitutions by Residential Funding. It is understood and agreed that the obligation of the Company to cure such breach or to so purchase or substitute for any Mortgage Loan as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to the Certificateholders and the Owner of the Excess Spread or the Trustee on behalf of the
Certificateholders and such Owner. Notwithstanding the foregoing, the Company shall not be required to cure breaches or purchase or substitute for Mortgage Loans as provided in this Section 2.03(b) if the substance of the breach of a representation set forth above also constitutes fraud in the origination of the Mortgage Loan.

          Section 2.04.  Representations and Warranties
                         of Sellers.

          The Company, as assignee of Residential Funding under the Assignment Agreement, hereby assigns to the Trustee for the benefit of the Certificateholders and the Owner of the Excess Spread all of its right, title and interest in respect of the Assignment Agreement and each Seller's Agreement applicable to a Mortgage Loan. Insofar as the Assignment Agreement or such Seller's Agreement relates to the representations and warranties made by Residential Funding or the related Seller in respect of such Mortgage Loan and any remedies provided thereunder for any breach of such representations and warranties, such right, title and interest may be enforced by the Master Servicer on behalf of the Trustee and the Certificateholders and the Owner of the Excess
Spread. Upon the discovery by the Company, the Master Servicer, the Trustee or any Custodian of a breach of any of the representations and warranties made in a Seller's Agreement or the
Assignment Agreement (which, for purposes hereof, will be deemed to include any other cause giving rise to a repurchase obligation under the Assignment Agreement) in respect of any Mortgage Loan which materially and adversely affects the interests of the Certificateholders or the Owner of the Excess Spread in such Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement). The Master Servicer shall promptly notify the related Seller or Residential Funding, as the case may be, of such breach and request that such Seller or Residential Funding, as the case may be, either (i) cure such breach in all material respects within 90 days from the date the Master Servicer was notified of such breach or (ii) purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that in the case of a breach under the Assignment Agreement Residential Funding shall have the option to substitute a Qualified Substitute Mortgage Loan or Loans for such Mortgage Loan if such substitution occurs within two years following the Closing Date, except that if the breach would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such substitution must occur within 90 days from the date the Master Servicer was notified of the breach if such 90 day period expires before two years following the Closing Date. In the event that Residential Funding elects to substitute a Qualified Substitute Mortgage Loan or Loans for a Deleted Mortgage Loan pursuant to this Section 2.04, Residential Funding shall deliver to the Trustee for the benefit of the Certificateholders and the Owner of the Excess Spread with respect to such Qualified Substitute Mortgage Loan or Loans, the original Mortgage Note, the Mortgage, an Assignment of the Mortgage in recordable form, and such other documents and agreements as are required by Section 2.01, with the
Mortgage Note endorsed as required by Section 2.01. No substitution will be made in any calendar month after the Determination Date for such month. Monthly Payments due with respect to Qualified Substitute Mortgage Loans in the month of substitution shall not be part of the Trust Fund and will be retained by the Master Servicer and remitted by the Master Servicer to Residential Funding on the next succeeding Distribution Date. For the month of substitution, distributions to the Certificateholders and the Owner of the Excess Spread will include the Monthly Payment due on a Deleted Mortgage Loan for such month and thereafter Residential Funding shall be entitled to retain all amounts received in respect of such Deleted Mortgage Loan. The Master Servicer shall amend or cause to be amended the Mortgage Loan Schedule, and, if the Deleted Mortgage Loan was a Discount Mortgage Loan, the Schedule of Discount Fractions for the benefit of the Certificateholders to reflect the removal of such Deleted Mortgage Loan and the substitution of the Qualified Substitute Mortgage Loan or Loans and the Master Servicer shall deliver the amended Mortgage Loan Schedule, and, if the Deleted Mortgage Loan was a Discount Mortgage Loan, the Schedule of Discount Fractions, to the Trustee. Upon such substitution, the Qualified Substitute Mortgage Loan or Loans shall be subject to the terms of this Agreement and the related Subservicing Agreement in all respects, the related Seller shall be deemed to have made the representations and warranties with respect to the Qualified Substitute Mortgage Loan contained in the related Seller's Agreement as of the date of substitution, and the Company and the Master Servicer shall be deemed to have made with respect to any Qualified Substitute Mortgage Loan or Loans, as of the date of substitution, the covenants, representations and warranties set forth in this Section 2.04, in Section 2.03 hereof and in Section 4 of the Assignment Agreement, and the Master Servicer shall be obligated to repurchase or substitute for any Qualified Substitute
Mortgage Loan as to which a Repurchase Event (as defined in the Assignment Agreement) has occurred pursuant to Section 4 of the Assignment Agreement.

          In connection with the substitution of one or more Qualified Substitute Mortgage Loans for one or more Deleted Mortgage Loans, the Master Servicer will determine the amount (if any) by which the aggregate principal balance of all such Qualified Substitute Mortgage Loans as of the date of substitution is less than the aggregate Stated Principal Balance of all such Deleted Mortgage Loans (in each case after application of the principal portion of the Monthly Payments due in the month of substitution that are to be distributed to the Certificateholders in the month of substitution). Residential Funding shall deposit the amount of such shortfall into the Custodial Account on the day of substitution, without any reimbursement therefor. Residential Funding shall give notice in writing to the Trustee of such event, which notice shall be accompanied by an Officers' Certificate as to the calculation of such shortfall and by an Opinion of Counsel to the effect that such substitution will not cause (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code or (b) any portion of the Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding.

          It is understood and agreed that the obligation of the Seller or Residential Funding, as the case may be, to cure such breach or purchase (or in the case of Residential Funding to substitute for) such Mortgage Loan as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to the Certificateholders and the
Owner of the Excess Spread or the Trustee on behalf of Certificateholders and such Owner. If the Master Servicer is Residential Funding, then the Trustee shall also have the right to give the notification and require the purchase or substitution provided for in the second preceding paragraph in the event of such a breach of a representation or warranty made by Residential Funding in the Assignment Agreement. In connection with the purchase of or substitution for any such Mortgage Loan by Residential Funding, the Trustee shall assign to Residential Funding all of the right, title and interest in respect of the Seller's Agreement and the Assignment Agreement applicable to such
Mortgage Loan.

               Section 2.05.  Execution and Authentication
                              of Certificates.

               The Trustee acknowledges the assignment to it of the Mortgage Loans and the delivery of the Mortgage Files to it, or any Custodian on its behalf, subject to any exceptions noted, together with the assignment to it of all other assets included in the Trust Fund, receipt of which is hereby acknowledged. Concurrently with such delivery and in exchange therefor, the Trustee, pursuant to the written request of the Company executed by an officer of the Company, has executed and caused to be authenticated and delivered to or upon the order of the Company the Certificates in authorized denominations which evidence ownership of the entire Trust Fund.

                           ARTICLE III

                  ADMINISTRATION AND SERVICING
                        OF MORTGAGE LOANS

          Section 3.01.  Master Servicer to Act as Servicer.

          (a) The Master Servicer shall service and administer the Mortgage Loans in accordance with the terms of this Agreement and the respective Mortgage Loans and shall have full power and authority, acting alone or through Subservicers as provided in
Section 3.02, to do any and all things which it may deem necessary or desirable in connection with such servicing and administration.
Without limiting the generality of the foregoing, the Master Servicer in its own name or in the name of a Subservicer is hereby authorized and empowered by the Trustee when the Master Servicer or the Subservicer, as the case may be, believes it appropriate in its best judgment, to execute and deliver, on behalf of the Certificateholders and the Owner of the Excess Spread and the Trustee or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, or of consent to assumption or modification in connection with a proposed conveyance, or of assignment of any Mortgage and Mortgage
Note in connection with the repurchase of a Mortgage Loan and all other comparable instruments, or with respect to the modification or re-recording of a Mortgage for the purpose of correcting the Mortgage, the subordination of the lien of the Mortgage in favor of a public utility company or government agency or unit with powers of eminent domain, the taking of a deed in lieu of foreclosure, the completion of judicial or non-judicial foreclosure, the conveyance of a Mortgaged Property to an Insurer, the acquisition of any property acquired by foreclosure or deed in lieu of foreclosure, or the management, marketing and conveyance of any property acquired by foreclosure or deed in lieu of foreclosure with respect to the Mortgage Loans and with respect to the Mortgaged Properties. Notwithstanding the foregoing, subject to Section 3.07(a), the Master Servicer shall not permit any modification with respect to any Mortgage Loan that would both constitute a sale or exchange of such Mortgage Loan within the meaning of Section 1001 of the Code and any proposed, temporary or final regulations promulgated thereunder (other than in connection with a proposed conveyance or assumption of such Mortgage Loan that is treated as a Principal Prepayment in Full pursuant to
Section 3.13(d) hereof) and cause the Trust Fund to fail to qualify as a REMIC under the Code. The Trustee shall furnish the Master Servicer with any powers of attorney and other documents necessary or appropriate to enable the Master Servicer to service and administer the Mortgage Loans. The Trustee shall not be responsible for any action taken by the Master Servicer or any Subservicer pursuant to such powers of attorney. In servicing and administering any Nonsubserviced Mortgage Loan, the Master Servicer shall, to the extent not inconsistent with this Agreement, comply with the Program Guide as if it were the originator of such Mortgage Loan and had retained the servicing rights and obligations in respect thereof.

          (b) All costs incurred by the Master Servicer or by Subservicers in effecting the timely payment of taxes and assessments on the properties subject to the Mortgage Loans shall not, for the purpose of calculating monthly distributions to the Certificateholders and the Owner of the Excess Spread, be added to the amount owing under the related Mortgage Loans, notwithstanding that the terms of such Mortgage Loan so permit, and such costs shall be recoverable to the extent permitted by Section 3.10(a)(ii).

          (c) The Master Servicer may enter into one or more agreements in connection with the offering of pass-through certificates evidencing interests in one or more of the Certificates providing for the payment by the Master Servicer of amounts received by the Master Servicer as servicing compensation hereunder and required to cover certain Prepayment Interest Shortfalls on the Mortgage Loans, which payment obligation will thereafter be an obligation of the Master Servicer hereunder.

          Section 3.02.  Subservicing Agreements Between
                         Master Servicer and Subservicers;
                         Enforcement of Subservicers' and
                         Sellers' Obligations.

          (a) The Master Servicer may continue in effect Subservicing Agreements entered into by Residential Funding and Subservicers prior to the execution and delivery of this Agreement, and may enter into new Subservicing Agreements with Subservicers, for the servicing and administration of all or some of the Mortgage Loans. Each Subservicer of a Mortgage Loan shall be entitled to receive and retain, as provided in the related Subservicing Agreement and in Section 3.07, the related Subservicing Fee from payments of interest received on such Mortgage Loan after payment of all amounts required to be remitted to the Master Servicer in respect of such Mortgage Loan. For any Mortgage Loan that is a Nonsubserviced Mortgage Loan, the Master Servicer shall be entitled to receive and retain an amount equal to the Subservicing Fee from payments of interest. Unless the context otherwise requires, references in this Agreement to actions taken or to be taken by the Master Servicer in servicing the Mortgage Loans include actions taken or to be taken by a Subservicer on behalf of the Master Servicer. Each Subservicing Agreement will be upon such terms and conditions as are generally required or permitted by the Program Guide and are not inconsistent with this Agreement and as the Master Servicer and the Subservicer have agreed. A representative form of Subservicing Agreement is attached to this Agreement as Exhibit G.
With the approval of the Master Servicer, a Subservicer may delegate its servicing obligations to third-party servicers, but such Subservicer will remain obligated under the related Subservicing Agreement. The Master Servicer and a Subservicer may enter into amendments thereto or a different form of Subservicing Agreement, and the form referred to or included in the Program Guide is merely provided for information and shall not be deemed to limit in any respect the discretion of the Master Servicer to modify or enter into different Subservicing Agreements; provided, however, that any such amendments or different forms shall be consistent with and not violate the provisions of either this Agreement or the Program Guide in a manner which would materially and adversely affect the interests of the Certificateholders or the Owner of the Excess Spread.

          (b) As part of its servicing activities hereunder, the Master Servicer, for the benefit of the Trustee, the Certificateholders and the Owner of the Excess Spread, shall use its best reasonable efforts to enforce the obligations of each Subservicer under the related Subservicing Agreement and of each Seller under the related Seller's Agreement, to the extent that the non-performance of any such obligation would have a material and adverse effect on a Mortgage Loan, including, without limitation, the obligation to purchase a Mortgage Loan on account of defective documentation, as described in Section 2.02, or on account of a breach of a representation or warranty, as described in Section 2.04. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Subservicing Agreements or Seller's Agreements, as appropriate, and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Master Servicer would employ in its good faith business judgment and which are normal and usual in its general mortgage servicing activities. The Master Servicer shall pay the costs of such enforcement at its own expense, and shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loan or (ii) from a specific recovery of costs, expenses or attorneys fees against the party against whom such enforcement is directed.

          Section 3.03.  Successor Subservicers.

          The Master Servicer shall be entitled to terminate any Subservicing Agreement that may exist in accordance with the terms and conditions of such Subservicing Agreement and without any limitation by virtue of this Agreement; provided, however, that in the event of termination of any Subservicing Agreement by the Master Servicer or the Subservicer, the Master Servicer shall either act as servicer of the related Mortgage Loan or enter into a Subservicing Agreement with a successor Subservicer which will be bound by the terms of the related Subservicing Agreement. If the Master Servicer or any Affiliate of Residential Funding acts as servicer, it will not assume liability for the representations and warranties of the Subservicer which it replaces. If the Master Servicer enters into a Subservicing Agreement with a successor Subservicer, the Master Servicer shall use reasonable efforts to have the successor Subservicer assume liability for the representations and warranties made by the terminated Subservicer in respect of the related Mortgage Loans and, in the event of any such assumption by the successor Subservicer, the Master Servicer may, in the exercise of its business judgment, release the terminated Subservicer from liability for such representations and warranties.

          Section 3.04.  Liability of the Master Servicer.

          Notwithstanding any Subservicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Master Servicer or a Subservicer or reference to actions taken through a Subservicer or otherwise, the
Master Servicer shall remain obligated and liable to the Trustee, Certificateholders and Owner of the Excess Spread for the servicing and administering of the Mortgage Loans in accordance with the provisions of Section 3.01 without diminution of such obligation or liability by virtue of such Subservicing Agreements or arrangements or by virtue of indemnification from the Subservicer or the Company and to the same extent and under the same terms and conditions as if the Master Servicer alone were servicing and administering the Mortgage Loans. The Master Servicer shall be entitled to enter into any agreement with a Subservicer or Seller for indemnification of the Master Servicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

          Section 3.05.  No Contractual Relationship Between
                         Subservicer and Trustee,
                         Certificateholders or Owner of the
                         Excess Spread.

          Any Subservicing Agreement that may be entered into and any other transactions or services relating to the Mortgage Loans involving a Subservicer in its capacity as such and not as an originator shall be deemed to be between the Subservicer and the Master Servicer alone and the Trustee, Certificateholders and Owner of the Excess Spread shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the Subservicer in its capacity as such except as set forth in Section 3.06. The foregoing provision shall not in any way limit a Subservicer's obligation to cure an omission or defect or to repurchase a Mortgage Loan as referred to in Section
2.02 hereof.

          Section 3.06.  Assumption or Termination of
                         Subservicing Agreements by Trustee.

          (a) In the event the Master Servicer shall for any reason no longer be the master servicer (including by reason of an
Event of Default), the Trustee, its designee or its successor shall thereupon assume all of the rights and obligations of the Master Servicer under each Subservicing Agreement that may have been entered into. The Trustee, its designee or the successor servicer for the Trustee shall be deemed to have assumed all of the Master Servicer's interest therein and to have replaced the Master Servicer as a party to the Subservicing Agreement to the same extent as if the Subservicing Agreement had been assigned to the assuming party except that the Master Servicer shall not thereby be relieved of any liability or obligations under the Subservicing Agreement.

          (b) The Master Servicer shall, upon request of the Trustee but at the expense of the Master Servicer, deliver to the assuming party all documents and records relating to each Subservicing Agreement and the Mortgage Loans then being serviced and an accounting of amounts collected and held by it and otherwise use its best efforts to effect the orderly and efficient transfer of each Subservicing Agreement to the assuming party.

          Section 3.07.  Collection of Certain Mortgage Loan
                         Payments; Deposits to
                         Custodial Account.

          (a) The Master Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans, and shall, to the extent such procedures shall be consistent with this Agreement and the terms and provisions of any related Primary Insurance Policy, follow such collection procedures as it would employ in its good faith business judgment and which are normal and usual in its general mortgage servicing activities. Consistent with the foregoing, the
Master Servicer may in its discretion (i) waive any late payment charge or any prepayment charge or penalty interest in connection with the prepayment of a Mortgage Loan and (ii) extend the Due Date for payments due on a Mortgage Loan in accordance with the Program Guide; provided, however, that the Master Servicer shall first determine that any such waiver or extension will not impair the coverage of any related Primary Insurance Policy or materially adversely affect the lien of the related Mortgage. Consistent with the terms of this Agreement, the Master Servicer may also waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor if in the Master Servicer's determination such waiver, modification, postponement or indulgence is not materially adverse to the interests of the Certificateholders or the Owner of the Excess Spread; provided, however, that the Master Servicer may not modify materially or permit any Subservicer to modify any Mortgage Loan, including without limitation any modification that would change the Mortgage
Rate, forgive the payment of any principal or interest (unless in connection with the liquidation of the related Mortgage Loan), or extend the final maturity date of such Mortgage Loan, unless such Mortgage Loan is in default or, in the judgment of the Master Servicer, such default is reasonably foreseeable. In connection with any Curtailment of a Mortgage Loan, the Master Servicer, to the extent not inconsistent with the terms of the Mortgage Note and local law and practice, may permit the Mortgage Loan to be re-amortized such that the Monthly Payment is recalculated as an amount that will fully amortize the remaining Stated Principal Amount thereof by the original Maturity Date based on the original
Mortgage Rate; provided, that such re-amortization shall not be permitted if it would constitute a reissuance of the Mortgage Loan for federal income tax purposes. In the event of any such arrangement, the Master Servicer shall make timely advances on the related Mortgage Loan during the scheduled period in accordance with the amortization schedule of such Mortgage Loan without modification thereof by reason of such arrangements unless otherwise agreed to by the Holders of the Classes of Certificates affected thereby.

          (b) The Master Servicer shall establish and maintain a Custodial Account in which the Master Servicer shall deposit or cause to be deposited on a daily basis, except as otherwise specifically provided herein, the following payments and collections remitted by Subservicers or received by it in respect of the Mortgage Loans subsequent to the Cut-off Date (other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date):

               (i)       All payments on account of
          principal, including Principal Prepayments made by Mortgagors on the Mortgage Loans and the principal component of any Subservicer Advance or of any REO Proceeds received in connection with an REO Property for which an REO Disposition has occurred;

               (ii) All payments on account of interest at the Adjusted Mortgage Rate on the Mortgage Loans, including Buydown Funds, if any, and the interest component of any Subservicer Advance or of any REO Proceeds received in connection with an REO Property for which an REO Disposition has occurred;

               (iii)     Insurance Proceeds and Liquidation
          Proceeds (net of any related expenses of the Subservicer);

               (iv) All proceeds of any Mortgage Loans
          purchased pursuant to Section 2.02, 2.03, 2.04 or 4.07 and all amounts required to be deposited in connection with the substitution of a Qualified Substitute
          Mortgage Loan pursuant to Section 2.03 or 2.04;

               (v)       Any amounts required to be deposited
          pursuant to Section 3.07(c); and

               (vi) All amounts transferred from the
          Certificate Account to the Custodial Account in accordance with Section 4.02(a).

The foregoing requirements for deposit in the Custodial Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments on the Mortgage
Loans which are not part of the Trust Fund (consisting of payments in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date) and payments or collections in the nature of prepayment charges or late payment charges or assumption fees may but need not be deposited by the Master Servicer in the Custodial Account. In the event any amount not required to be deposited in the Custodial Account is so deposited, the Master Servicer may at any time withdraw such amount from the Custodial Account, any provision herein to the contrary notwithstanding. The Custodial Account may contain funds that belong to one or more trust funds created for mortgage pass-through certificates of other series and may contain other funds respecting payments on mortgage loans belonging to the Master Servicer or serviced or master serviced by it on behalf of others. Notwithstanding such commingling of funds, the Master Servicer shall keep records that accurately reflect the funds on deposit in the Custodial Account that have been identified by it as being attributable to the Mortgage Loans.

          With respect to Insurance Proceeds, Liquidation Proceeds, REO Proceeds and the proceeds of the purchase of any Mortgage Loan pursuant to Sections 2.02, 2.03, 2.04 and 4.07 received in any calendar month, the Master Servicer may elect to treat such amounts as included in the Available Distribution Amount for the Distribution Date in the month of receipt, but is not obligated to do so. If the Master Servicer so elects, such amounts will be deemed to have been received (and any related Realized Loss shall be deemed to have occurred) on the last day of the month prior to the receipt thereof.

          (c) The Master Servicer shall use its best efforts to cause the institution maintaining the Custodial Account to invest the funds in the Custodial Account attributable to the Mortgage Loans in Permitted Investments which shall mature not later than the Certificate Account Deposit Date next following the date of such investment (with the exception of the Amount Held for
Future Distribution) and which shall not be sold or disposed of prior to their maturities. All income and gain realized from any such investment shall be for the benefit of the Master Servicer as additional servicing compensation and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments attributable to the investment of amounts in respect of the Mortgage Loans shall be deposited in the Custodial Account by the Master Servicer out of its own funds immediately as realized.

          (d) The Master Servicer shall give notice to the Trustee and the Company of any change in the location of the Custodial Account and the location of the Certificate Account prior to the use thereof.

          Section 3.08.  Subservicing Accounts;
                         Servicing Accounts.

          (a) In those cases where a Subservicer is servicing a Mortgage Loan pursuant to a Subservicing Agreement, the Master Servicer shall cause the Subservicer, pursuant to the Subservicing
Agreement, to establish and maintain one or more Subservicing Accounts which shall be an Eligible Account or, if such account is not an Eligible Account, shall generally satisfy the requirements of the Program Guide and be otherwise acceptable to the Master Servicer and each Rating Agency. The Subservicer will be required thereby to deposit into the Subservicing Account on a daily basis all proceeds of Mortgage Loans received by the Subservicer, less its Subservicing Fees and unreimbursed advances and expenses, to the extent permitted by the Subservicing Agreement. If the Subservicing Account is not an Eligible Account, the Master Servicer shall be deemed to have received such monies upon receipt thereof by the Subservicer. The Subservicer shall not be required to deposit in the Subservicing Account payments or collections in the nature of prepayment charges or late charges or assumption fees. On or before the date specified in the Program Guide, but in no event later than the Determination Date, the Master Servicer shall cause the Subservicer, pursuant to the Subservicing Agreement, to remit to the Master Servicer for deposit in the Custodial Account all funds held in the Subservicing Account with respect to each Mortgage Loan serviced by such Subservicer that are required to be remitted to the Master Servicer. The Subservicer will also be required, pursuant to the Subservicing Agreement, to advance on such scheduled date of remittance amounts equal to any scheduled monthly installments of principal and interest less its Subservicing Fees on any Mortgage Loans for which payment was not received by the Subservicer. This obligation to advance with respect to each Mortgage Loan will continue up to and including the first of the month following the date on which the related Mortgaged Property is sold at a foreclosure sale or is acquired by the Trust Fund by deed in lieu of foreclosure or otherwise. All such advances received by the Master Servicer shall be deposited promptly by it in the Custodial
Account.

          (b) The Subservicer may also be required, pursuant to the Subservicing Agreement, to remit to the Master Servicer for deposit in the Custodial Account interest at the Adjusted Mortgage
Rate on any Curtailment received by such Subservicer in respect of a Mortgage Loan from the related Mortgagor during any month that is to be applied by the Subservicer to reduce the unpaid principal balance of the related Mortgage Loan as of the first day of such month, from the date of application of such Curtailment to the first day of the following month. Any amounts paid by a Subservicer pursuant to the preceding sentence shall be for the benefit of the Master Servicer as additional servicing compensation and shall be subject to its withdrawal or order from time to time pursuant to Sections 3.10(a)(iv) and (v).

          (c) In addition to the Custodial Account and the Certificate Account, the Master Servicer shall for any Nonsubserviced Mortgage Loan, and shall cause the Subservicers for
Subserviced Mortgage Loans to, establish and maintain one or more Servicing Accounts and deposit and retain therein all collections from the Mortgagors (or advances from Subservicers) for the payment of taxes, assessments, hazard insurance premiums, Primary Insurance Policy premiums, if applicable, or comparable items for the account of the Mortgagors. Each Servicing Account shall satisfy the requirements for a Subservicing Account and, to the extent permitted by the Program Guide or as is otherwise acceptable to the Master Servicer, may also function as a Subservicing Account. Withdrawals of amounts related to the Mortgage Loans from the Servicing Accounts may be made only to effect timely payment of taxes, assessments, hazard insurance premiums, Primary Insurance Policy premiums, if applicable, or comparable items, to reimburse the Master Servicer or Subservicer out of related collections for any payments made pursuant to Sections 3.11 (with respect to the Primary Insurance Policy) and 3.12(a) (with respect to hazard insurance), to refund to any Mortgagors any sums as may be determined to be overages, to pay interest, if required, to Mortgagors on balances in the Servicing Account or to clear and terminate the Servicing Account at the termination of this Agreement in accordance with Section 9.01 or in accordance with the Program Guide. As part of its servicing duties, the Master Servicer shall, and the Subservicers will, pursuant to the Subservicing Agreements, be required to pay to the
Mortgagors interest on funds in this account to the extent required by law.

          (d) The Master Servicer shall advance the payments referred to in the preceding subsection that are not timely paid by the Mortgagors or advanced by the Subservicers on the date when the tax, premium or other cost for which such payment is intended is due, but the Master Servicer shall be required so to advance only to the extent that such advances, in the good faith judgment of the Master Servicer, will be recoverable by the Master Servicer out of Insurance Proceeds, Liquidation Proceeds or otherwise.

          Section 3.09.  Access to Certain Documentation and
                         Information Regarding the Mortgage
                         Loans.

          In the event that compliance with this Section 3.09 shall make any Class of Certificates legal for investment by federally insured savings and loan associations, the Master Servicer shall provide, or cause the Subservicers to provide, to the Trustee, the Office of Thrift Supervision or the FDIC and the supervisory agents and examiners thereof access to the documentation regarding the Mortgage Loans required by applicable regulations of the Office of Thrift Supervision, such access being afforded without charge but only upon reasonable request and during normal business hours at the offices designated by the Master Servicer. The Master Servicer shall permit such representatives to photocopy any such documentation and shall provide equipment for that purpose at a charge reasonably approximating the cost of such photocopying to the Master Servicer.

          Section 3.10.  Permitted Withdrawals from the
                         Custodial Account.

          (a) The Master Servicer may, from time to time as provided herein, make withdrawals from the Custodial Account of amounts on deposit therein pursuant to Section 3.07 that are attributable to the Mortgage Loans for the following purposes:

               (i)       to make deposits into the
          Certificate Account in the amounts and in the manner provided for in Section 4.01;

               (ii) to reimburse itself or the related
          Subservicer for previously unreimbursed advances or expenses made pursuant to Sections 3.01, 3.08, 3.11, 3.12(a), 3.14 and 4.04 or otherwise reimbursable pursuant to the terms of this Agreement, such withdrawal right being limited to amounts received on particular Mortgage Loans (including, for this purpose, REO Proceeds, Insurance Proceeds, Liquidation Proceeds and proceeds from the purchase of a Mortgage Loan pursuant to Section 2.02, 2.03, 2.04 or 4.07) which represent (A) Late Collections of Monthly Payments for which any such advance was made in the case of Subservicer Advances or Advances pursuant to
          Section 4.04 and (B) late recoveries of the payments for which such advances were made in the case of Servicing Advances;

               (iii)     to pay to itself or the related
          Subservicer (if not previously retained by such Subservicer) out of each payment received by the Master Servicer on account of interest on a Mortgage Loan as contemplated by Sections 3.14 and 3.16, an amount equal to that remaining portion of any such payment as to interest (but not in excess of the Servicing Fee and the Subservicing Fee, if not previously retained) which, when deducted, will result in the remaining amount of such interest being interest at the Net Mortgage Rate on the amount specified in the amortization schedule of the related Mortgage Loan as the principal balance thereof at the beginning of the period respecting which such interest was paid after giving effect to any previous Curtailments;

               (iv) to pay to itself as additional servicing compensation any interest or investment income earned on funds deposited in the Custodial Account that it is entitled to withdraw pursuant to Section 3.07(c);

               (v)       to pay to itself as additional
          servicing compensation any Foreclosure Profits, and any amounts remitted by Subservicers as interest in respect of Curtailments pursuant to Section 3.08(b);

               (vi) to pay to itself, a Subservicer, a Seller, Residential Funding, the Company or any other appropriate Person, as the case may be, with respect to each Mortgage Loan or property acquired in respect thereof that has been purchased or otherwise transferred pursuant to Section 2.02, 2.03, 2.04, 4.07 or 9.01, all amounts received thereon and not required to be distributed to the Certificateholders or the Owner of the Excess Spread as of the date on which the related Stated Principal Balance or Purchase Price is determined;

               (vii)     to reimburse itself or the related
          Subservicer for any Nonrecoverable Advance or Advances in the manner and to the extent provided in subsection
          (c) below or any Advance reimbursable to the Master Servicer pursuant to Section 4.02(a)(iii);

               (viii)    to reimburse itself or the Company
          for expenses incurred by and reimbursable to it or the Company pursuant to Sections 3.13, 3.14(c), 6.03,
          10.01 or otherwise, or in connection with enforcing any repurchase, substitution or indemnification obligation of any Seller (other than an Affiliate of the Company) pursuant to the related Seller's Agreement;

               (ix) to reimburse itself for amounts expended by it (a) pursuant to Section 3.14 in good faith in connection with the restoration of property damaged by an Uninsured Cause, and (b) in connection with the liquidation of a Mortgage Loan or disposition of an REO Property to the extent not otherwise reimbursed pursuant to clause (ii) or (viii) above; and

               (x)       to withdraw any amount deposited in
          the Custodial Account that was not required to be deposited therein pursuant to Section 3.07.

          (b) Since, in connection with withdrawals pursuant to clauses (ii), (iii), (v) and (vi), the Master Servicer's entitlement thereto is limited to collections or other recoveries on the related Mortgage Loan, the Master Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Custodial Account pursuant to such clauses.

          (c) The Master Servicer shall be entitled to reimburse itself or the related Subservicer for any advance made in respect of a Mortgage Loan that the Master Servicer determines to be a Nonrecoverable Advance by withdrawal from the Custodial Account of amounts on deposit therein attributable to the Mortgage
Loans on any Certificate Account Deposit Date succeeding the date of such determination. Such right of reimbursement in respect of a Nonrecoverable Advance on any such Certificate Account Deposit Date shall be limited to an amount not exceeding the portion of such advance previously paid to the Certificateholders and the Owner of the Excess Spread (and not theretofore reimbursed to the Master Servicer or the related Subservicer).

          Section 3.11.  Maintenance of the Primary Insurance
                         Policies; Collections Thereunder.

          (a) The Master Servicer shall not take, or permit any Subservicer to take, any action which would result in non-coverage under any applicable Primary Insurance Policy of any loss which, but for the actions of the Master Servicer or Subservicer, would have been covered thereunder. To the extent coverage is available, the Master Servicer shall keep or cause to be kept in full force and effect each such Primary Insurance Policy until the principal balance of the related Mortgage Loan secured by a Mortgaged Property is reduced to 80% or less of the Appraised Value in the case of such a Mortgage Loan having a Loan-to-Value Ratio at origination in excess of 80%, provided that such Primary Insurance Policy was in place as of the Cut-off Date and the Company had knowledge of such Primary Insurance Policy. The Master Servicer shall be entitled to cancel or permit the discontinuation of any Primary Insurance Policy as to any Mortgage
Loan, if the Stated Principal Balance of the Mortgage Loan is reduced below an amount equal to 80% of the appraised value of the related Mortgaged Property as determined in any appraisal thereof after the Closing Date or as a result of principal payments on the
Mortgage Loan after the Closing Date. In the event that the Company gains knowledge that as of the Closing Date, a Mortgage Loan had a Loan-to-Value Ratio at origination in excess of 80% and is not the subject of a Primary Insurance Policy (and was not included in any exception to the representation in Section 2.03(b)(iv)) and that such Mortgage Loan has a current Loan-to-Value Ratio in excess of 80% then the Master Servicer shall use its reasonable efforts to obtain and maintain a Primary Insurance Policy to the extent that such a policy is obtainable at a reasonable price. The Master Servicer shall not cancel or refuse to renew any such Primary Insurance Policy applicable to a Nonsubserviced Mortgage Loan, or consent to any Subservicer canceling or refusing to renew any such Primary Insurance Policy applicable to a Mortgage Loan subserviced by it, that is in effect at the date of the initial issuance of the Certificates and is required to be kept in force hereunder unless the replacement Primary Insurance Policy for such canceled or non-renewed policy is maintained with an insurer whose claims-paying ability is acceptable to each Rating Agency for mortgage pass-through certificates having a rating equal to or better than the lower of the then-current rating or the rating assigned to the Certificates as of the Closing Date by such Rating Agency.

          (b)  In connection with its activities as
administrator and servicer of the Mortgage Loans, the Master Servicer agrees to present or to cause the related Subservicer to present, on behalf of the Master Servicer, the Subservicer, if any, the Trustee, the Certificateholders and the Owner of the Excess Spread, claims to the Insurer under any Primary Insurance Policies, in a timely manner in accordance with such policies, and, in this regard, to take or cause to be taken such reasonable action as shall be necessary to permit recovery under any Primary Insurance Policies respecting defaulted Mortgage Loans. Pursuant to Section 3.07, any Insurance Proceeds collected by or remitted to the Master Servicer under any Primary Insurance Policies shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 3.10.

          Section 3.12.  Maintenance of Fire Insurance and
                         Omissions and Fidelity Coverage.

          (a) The Master Servicer shall cause to be maintained for each Mortgage Loan (other than a Cooperative Loan) fire insurance with extended coverage in an amount which is equal to the lesser of the principal balance owing on such Mortgage Loan or
100 percent of the insurable value of the improvements; provided, however, that such coverage may not be less than the minimum amount required to fully compensate for any loss or damage on a replacement cost basis. To the extent it may do so without breaching the related Subservicing Agreement, the Master Servicer shall replace any Subservicer that does not cause such insurance, to the extent it is available, to be maintained. The Master Servicer shall also cause to be maintained on property acquired upon foreclosure, or deed in lieu of foreclosure, of any Mortgage Loan (other than a Cooperative Loan), fire insurance with extended coverage in an amount which is at least equal to the amount necessary to avoid the application of any co-insurance clause contained in the related hazard insurance policy. Pursuant to
Section 3.07, any amounts collected by the Master Servicer under any such policies (other than amounts to be applied to the restoration or repair of the related Mortgaged Property or property thus acquired or amounts released to the Mortgagor in accordance with the Master Servicer's normal servicing procedures) shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 3.10. Any cost incurred by the Master Servicer in maintaining any such insurance shall not, for the purpose of calculating monthly distributions to the Certificateholders and the Owner of the Excess Spread, be added to the amount owing under the Mortgage Loan, notwithstanding that the terms of the Mortgage Loan so permit. Such costs shall be recoverable by the Master Servicer out of related late payments by the Mortgagor or out of Insurance Proceeds and Liquidation Proceeds to the extent permitted by Section 3.10. It is understood and agreed that no earthquake or other additional insurance is to be required of any Mortgagor or maintained on property acquired in respect of a Mortgage Loan other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. Whenever the improvements securing a Mortgage Loan (other than a Cooperative Loan) are located in a federally designated special flood hazard area, the Master Servicer shall cause flood insurance
(to the extent available) to be maintained in respect thereof. Such flood insurance shall be in an amount equal to the lesser of
(i) the amount required to compensate for any loss or damage to the Mortgaged Property on a replacement cost basis and (ii) the maximum amount of such insurance available for the related Mortgaged Property under the national flood insurance program (assuming that the area in which such Mortgaged Property is located is participating in such program).

          In the event that the Master Servicer shall obtain and maintain a blanket fire insurance policy with extended coverage insuring against hazard losses on all of the Mortgage Loans, it shall conclusively be deemed to have satisfied its obligations as set forth in the first sentence of this Section 3.12(a), it being understood and agreed that such policy may contain a deductible clause, in which case the Master Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with the first sentence of this
Section 3.12(a) and there shall have been a loss which would have been covered by such policy, deposit in the Certificate Account the amount not otherwise payable under the blanket policy because of such deductible clause. Any such deposit by the Master Servicer shall be made on the Certificate Account Deposit Date next preceding the Distribution Date which occurs in the month following the month in which payments under any such policy would have been deposited in the Custodial Account. In connection with its activities as administrator and servicer of the Mortgage Loans, the Master Servicer agrees to present, on behalf of itself, the Trustee, the Certificateholders and the Owner of the Excess Spread, claims under any such blanket policy.

          (b) The Master Servicer shall obtain and maintain at its own expense and keep in full force and effect throughout the term of this Agreement a blanket fidelity bond and an errors and omissions insurance policy covering the Master Servicer's officers and employees and other persons acting on behalf of the Master Servicer in connection with its activities under this Agreement. The amount of coverage shall be at least equal to the coverage that would be required by FNMA or FHLMC, whichever is greater, with respect to the Master Servicer if the Master Servicer were servicing and administering the Mortgage Loans for FNMA or FHLMC.

In the event that any such bond or policy ceases to be in effect, the Master Servicer shall obtain a comparable replacement bond or policy from an issuer or insurer, as the case may be, meeting the requirements, if any, of the Program Guide and acceptable to the Company. Coverage of the Master Servicer under a policy or bond obtained by an Affiliate of the Master Servicer and providing the coverage required by this Section 3.12(b) shall satisfy the requirements of this Section 3.12(b).

          Section 3.13.  Enforcement of Due-on-Sale Clauses;
                         Assumption and Modification
                         Agreements; Certain Assignments.

          (a) When any Mortgaged Property is conveyed by the Mortgagor, the Master Servicer or Subservicer, to the extent it has knowledge of such conveyance, shall enforce any due-on-sale clause contained in any Mortgage Note or Mortgage, to the extent permitted under applicable law and governmental regulations, but only to the extent that such enforcement will not adversely affect or jeopardize coverage under any Required Insurance Policy. Notwithstanding the foregoing:

               (i)       the Master Servicer shall not be
          deemed to be in default under this Section 3.13(a) by reason of any transfer or assumption which the Master Servicer is restricted by law from preventing; and

               (ii) if the Master Servicer determines that it is reasonably likely that any Mortgagor will bring, or if any Mortgagor does bring, legal action to declare invalid or otherwise avoid enforcement of a due-on-sale clause contained in any Mortgage Note or Mortgage, the Master Servicer shall not be required to enforce the due-on-sale clause or to contest such action.

          (b) Subject to the Master Servicer's duty to enforce any due-on-sale clause to the extent set forth in Section 3.13(a), in any case in which a Mortgaged Property is to be conveyed to a Person by a Mortgagor, and such Person is to enter into an assumption or modification agreement or supplement to the Mortgage
Note or Mortgage which requires the signature of the Trustee, or if an instrument of release signed by the Trustee is required releasing the Mortgagor from liability on the Mortgage Loan, the Master Servicer is authorized, subject to the requirements of the sentence next following, to execute and deliver, on behalf of the Trustee, the assumption agreement with the Person to whom the Mortgaged Property is to be conveyed and such modification agreement or supplement to the Mortgage Note or Mortgage or other instruments as are reasonable or necessary to carry out the terms of the Mortgage Note or Mortgage or otherwise to comply with any applicable laws regarding assumptions or the transfer of the Mortgaged Property to such Person; provided, however, none of such terms and requirements shall both constitute a "significant modification" effecting an exchange or reissuance of such Mortgage
Loan under the Code (or final, temporary or proposed Treasury Regulations promulgated thereunder) and cause the Trust Fund to fail to qualify as a REMIC under the Code. The Master Servicer shall execute and deliver such documents only if it reasonably determines that (i) its execution and delivery thereof will not conflict with or violate any terms of this Agreement or cause the unpaid balance and interest on the Mortgage Loan to be uncollectible in whole or in part, (ii) any required consents of insurers under any Required Insurance Policies have been obtained and (iii) subsequent to the closing of the transaction involving the assumption or transfer (A) the Mortgage Loan will continue to be secured by a first mortgage lien pursuant to the terms of the Mortgage, (B) such transaction will not adversely affect the coverage under any Required Insurance Policies, (C) the Mortgage Loan will fully amortize over the remaining term thereof, (D) no material term of the Mortgage Loan (including the interest rate on the Mortgage Loan) will be altered nor will the term of the Mortgage Loan be changed and (E) if the seller/transferor of the Mortgaged Property is to be released from liability on the Mortgage Loan, such release will not (based on the Master Servicer's or Subservicer's good faith determination) adversely affect the collectability of the Mortgage Loan. Upon receipt of appropriate instructions from the Master Servicer in accordance with the foregoing, the Trustee shall execute any necessary instruments for such assumption or substitution of liability as directed by the Master Servicer. Upon the closing of the transactions contemplated by such documents, the Master Servicer shall cause the originals or true and correct copies of the assumption agreement, the release (if any), or the modification or supplement to the Mortgage Note or Mortgage to be delivered to the
Trustee or the Custodian and deposited with the Mortgage File for such Mortgage Loan. Any fee collected by the Master Servicer or such related Subservicer for entering into an assumption or substitution of liability agreement will be retained by the Master
Servicer or such Subservicer as additional servicing compensation.

          (c) The Master Servicer or the related Subservicer, as the case may be, shall be entitled to approve a request from a Mortgagor for a partial release of the related Mortgaged Property, the granting of an easement thereon in favor of another Person, any alteration or demolition of the related Mortgaged Property or other similar matters if it has determined, exercising its good faith business judgment in the same manner as it would if it were the owner of the related Mortgage Loan, that the security for, and the timely and full collectability of, such Mortgage Loan would not be adversely affected thereby and that the REMIC would not fail to continue to qualify as such under the Code as a result thereof. Any fee collected by the Master Servicer or the related Subservicer for processing such a request will be retained by the Master Servicer or such Subservicer as additional servicing compensation.

          (d) Subject to any other applicable terms and conditions of this Agreement, the Trustee and Master Servicer shall be entitled to approve an assignment in lieu of satisfaction with respect to any Mortgage Loan, provided the obligee with respect to such Mortgage Loan following such proposed assignment provides the Trustee and Master Servicer with a "Lender Certification for Assignment of Mortgage Loan" in the form attached hereto as Exhibit O, in form and substance satisfactory to the Trustee and Master Servicer, providing the following: (i) that the Mortgage Loan is secured by Mortgaged Property located in a jurisdiction in which an assignment in lieu of satisfaction is required to preserve lien priority, minimize or avoid mortgage recording taxes or otherwise comply with, or facilitate a refinancing under, the laws of such jurisdiction; (ii) that the substance of the assignment is, and is intended to be, a refinancing of such Mortgage Loan and that the form of the transaction is solely to comply with, or facilitate the transaction under, such local laws; (iii) that the Mortgage Loan following the proposed assignment will have a rate of interest at least 0.25 percent below or above the rate of interest on such Mortgage Loan prior to such proposed assignment; and (iv) that such assignment is at the request of the borrower under the related Mortgage Loan. Upon approval of an assignment in lieu of satisfaction with respect to any Mortgage Loan, the Master Servicer shall receive cash in an amount equal to the unpaid principal balance of and accrued interest on such Mortgage Loan and the Master Servicer shall treat such amount as a Principal Prepayment in Full with respect to such Mortgage Loan for all purposes hereof.

          Section 3.14.  Realization Upon Defaulted
                         Mortgage Loans.

          (a) The Master Servicer shall foreclose upon or otherwise comparably convert (which may include an REO Acquisition) the ownership of properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.07. In connection with such foreclosure or other conversion, the Master Servicer shall, consistent with Section 3.11, follow such practices and procedures as it shall deem necessary or advisable, as shall be normal and usual in its general mortgage servicing activities and as shall be required or permitted by the Program Guide; provided that the Master Servicer shall not be liable in any respect hereunder if the Master Servicer is acting in connection with any such foreclosure or other conversion in a manner that is consistent with the provisions of this Agreement. The Master Servicer, however, shall not be required to expend its own funds in connection with any foreclosure, or attempted foreclosure which is not completed, or towards the restoration of any property unless it shall determine (i) that such restoration and/or foreclosure will increase the proceeds of liquidation of the Mortgage Loan to Holders of Certificates of one or more Classes after reimbursement to itself for such expenses and (ii) that such expenses will be recoverable to it through Liquidation Proceeds, Insurance Proceeds, or REO Proceeds (respecting which it shall have priority for purposes of withdrawals from the Custodial Account pursuant to
Section 3.10, whether or not such expenses are actually recoverable from related Liquidation Proceeds, Insurance Proceeds or REO Proceeds). In the event of a determination by the Master Servicer pursuant to this Section 3.14(a), the Master Servicer shall be entitled to reimbursement of its funds so expended pursuant to Section 3.10. Concurrently with the foregoing, the Master Servicer may pursue any remedies that may be available in connection with a breach of a representation and warranty with respect to any such Mortgage Loan in accordance with Sections 2.03 and 2.04. However, the Master Servicer is not required to continue to pursue both foreclosure (or similar remedies) with respect to the Mortgage Loans and remedies in connection with a breach of a representation and warranty if the Master Servicer determines in its reasonable discretion that one such remedy is more likely to result in a greater recovery as to the Mortgage Loan. Upon the occurrence of a Cash Liquidation or REO Disposition, following the deposit in the Custodial Account of all
Insurance Proceeds, Liquidation Proceeds and other payments and recoveries referred to in the definition of "Cash Liquidation" or "REO Disposition," as applicable, upon receipt by the Trustee of written notification of such deposit signed by a Servicing Officer, the Trustee or any Custodian, as the case may be, shall release to the Master Servicer the related Mortgage File and the Trustee shall execute and deliver such instruments of transfer or assignment prepared by the Master Servicer, in each case without recourse, as shall be necessary to vest in the Master Servicer or its designee, as the case may be, the related Mortgage Loan, and thereafter such Mortgage Loan shall not be part of the Trust Fund.
Notwithstanding the foregoing or any other provision of this Agreement, in the Master Servicer's sole discretion with respect to any defaulted Mortgage Loan or REO Property as to either of the following provisions, (i) a Cash Liquidation or REO Disposition may be deemed to have occurred if substantially all amounts expected by the Master Servicer to be received in connection with the related defaulted Mortgage Loan or REO Property have been received, and (ii) for purposes of determining the amount of any Liquidation Proceeds, Insurance Proceeds, REO Proceeds or any other unscheduled collections or the amount of any Realized Loss, the Master Servicer may take into account minimal amounts of additional receipts expected to be received or any estimated additional liquidation expenses expected to be incurred in connection with the related defaulted Mortgage Loan or REO Property.

          (b)  In the event that title to any Mortgaged
Property is acquired by the Trust Fund as an REO Property by foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be issued to the Trustee or to its nominee on behalf of the Certificateholders and the Owner of the Excess Spread. Notwithstanding any such acquisition of title and cancellation of the related Mortgage Loan, such REO Property shall
(except as otherwise expressly provided herein) be considered to be an Outstanding Mortgage Loan held in the Trust Fund until such time as the REO Property shall be sold. Consistent with the foregoing for purposes of all calculations hereunder so long as such REO Property shall be considered to be an Outstanding Mortgage Loan it shall be assumed that, notwithstanding that the indebtedness evidenced by the related Mortgage Note shall have been discharged, such Mortgage Note and the related amortization schedule in effect at the time of any such acquisition of title (after giving effect to any previous Curtailments and before any adjustment thereto by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period) remain in effect.

          (c) In the event that the Trust Fund acquires any REO Property as aforesaid or otherwise in connection with a default or imminent default on a Mortgage Loan, the Master Servicer shall dispose of such REO Property within two years after its acquisition by the Trust Fund for purposes of Section 860G(a)(8) of the Code or, at the expense of the Trust Fund, request, more than 60 days before the day on which the two-year grace period would otherwise expire, an extension of the two-year grace period unless the Master Servicer obtains for the Trustee an
Opinion of Counsel, addressed to the Trustee and the Master Servicer, to the effect that the holding by the Trust Fund of such
REO Property subsequent to such two-year period will not result in the imposition of taxes on "prohibited transactions" as defined in
Section 860F of the Code or cause the Trust Fund to fail to qualify as a REMIC at any time that any Certificates are outstanding, in which case the Trust Fund may continue to hold such REO Property (subject to any conditions contained in such Opinion of Counsel). The Master Servicer shall be entitled to be reimbursed from the Custodial Account for any costs incurred in obtaining such Opinion of Counsel, as provided in Section 3.10. Notwithstanding any other provision of this Agreement, no REO Property acquired by the Trust Fund shall be rented (or allowed to continue to be rented) or otherwise used by or on behalf of the Trust Fund in such a manner or pursuant to any terms that would
(i) cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code or
(ii) subject the Trust Fund to the imposition of any federal income taxes on the income earned from such REO Property, including any taxes imposed by reason of Section 860G(c) of the Code, unless the Master Servicer has agreed to indemnify and hold harmless the Trust Fund with respect to the imposition of any such taxes.

          (d) The proceeds of any Cash Liquidation, REO Disposition or purchase or repurchase of any Mortgage Loan pursuant to the terms of this Agreement, as well as any recovery resulting from a collection of Liquidation Proceeds, Insurance Proceeds or REO Proceeds, will be applied in the following order of priority: first, to reimburse the Master Servicer or the related Subservicer in accordance with Section 3.10(a)(ii); second, to the Certificateholders and the Owner of the Excess Spread to the extent of accrued and unpaid interest on the Mortgage Loan, and any related REO Imputed Interest, at the Net Mortgage Rate and the Spread Rate, respectively, to the Due Date prior to the Distribution Date on which such amounts are to be distributed; third, to the Certificateholders as a recovery of principal on the Mortgage Loan (or REO Property); fourth, to all Servicing Fees and Subservicing Fees payable therefrom (and the Master Servicer and the Subservicer shall have no claims for any deficiencies with respect to such fees which result from the foregoing allocation); and fifth, to Foreclosure Profits.

          Section 3.15.  Trustee to Cooperate;
                         Release of Mortgage Files.

          (a) Upon becoming aware of the payment in full of any Mortgage Loan, or upon the receipt by the Master Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Master Servicer will immediately notify the Trustee (if it holds the related Mortgage File) or the Custodian by a certification of a Servicing Officer (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Custodial Account pursuant to Section 3.07 have been or will be so deposited), substantially in one of the forms attached hereto as Exhibit H requesting delivery to it of the Mortgage File. Upon receipt of such certification and request, the Trustee shall promptly release, or cause the Custodian to release, the related Mortgage File to the Master Servicer. The Master Servicer is authorized to execute and deliver to the Mortgagor the request for reconveyance, deed of reconveyance or release or satisfaction of mortgage or such instrument releasing the lien of the Mortgage, together with the Mortgage Note with, as appropriate, written evidence of cancellation thereon. No expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Custodial Account or the Certificate Account.

          (b) From time to time as is appropriate for the servicing or foreclosure of any Mortgage Loan, the Master Servicer shall deliver to the Custodian, with a copy to the Trustee, a certificate of a Servicing Officer substantially in one of the forms attached as Exhibit H hereto, requesting that possession of all, or any document constituting part of, the Mortgage File be released to the Master Servicer and certifying as to the reason for such release and that such release will not invalidate any insurance coverage provided in respect of the Mortgage Loan under any Required Insurance Policy. Upon receipt of the foregoing, the
Trustee shall deliver, or cause the Custodian to deliver, the Mortgage File or any document therein to the Master Servicer.
The
Master Servicer shall cause each Mortgage File or any document therein so released to be returned to the Trustee, or the Custodian as agent for the Trustee when the need therefor by the Master Servicer no longer exists, unless (i) the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Custodial Account or
(ii)
the Mortgage File or such document has been delivered directly or through a Subservicer to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Master Servicer has delivered directly or through a Subservicer to the Trustee a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery. In the event of the liquidation of a Mortgage Loan, the Trustee shall deliver the Request for Release with respect thereto to the Master Servicer upon deposit of the related Liquidation Proceeds in the Custodial Account.

          (c) The Trustee or the Master Servicer on the Trustee's behalf shall execute and deliver to the Master Servicer, if necessary, any court pleadings, requests for trustee's sale or other documents necessary to the foreclosure or trustee's sale in respect of a Mortgaged Property or to any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or Mortgage or to obtain a deficiency judgment, or to enforce any other remedies or rights provided by the Mortgage Note or Mortgage or otherwise available at law or in equity. Together with such documents or pleadings (if signed by the Trustee), the Master Servicer shall deliver to the Trustee a certificate of a Servicing
Officer requesting that such pleadings or documents be executed by the Trustee and certifying as to the reason such documents or pleadings are required and that the execution and delivery thereof by the Trustee will not invalidate any insurance coverage under any Required Insurance Policy or invalidate or otherwise affect the lien of the Mortgage, except for the termination of such a lien upon completion of the foreclosure or trustee's sale.

          Section 3.16.  Servicing and Other Compensation;
                         Compensating Interest.

          (a) The Master Servicer, as compensation for its activities hereunder, shall be entitled to receive on each Distribution Date the amounts provided for by clauses (iii),
(iv),
(v) and (vi) of Section 3.10(a), subject to clause (e) below.
The
amount of servicing compensation provided for in such clauses shall be accounted for on a Mortgage Loan-by-Mortgage Loan basis.

In the event that Liquidation Proceeds, Insurance Proceeds and
REO
Proceeds (net of amounts reimbursable therefrom pursuant to Section 3.10(a)(ii)) in respect of a Cash Liquidation or REO Disposition exceed the unpaid principal balance of such Mortgage Loan plus unpaid interest accrued thereon (including REO Imputed Interest) at the related Net Mortgage Rate, the Master Servicer shall be entitled to retain therefrom and to pay to itself and/or the related Subservicer any Servicing Fee or Subservicing Fee considered to be accrued but unpaid.

          (b) Additional servicing compensation in the form of prepayment charges, assumption fees, late payment charges, investment income on amounts in the Custodial Account or the Certificate Account or otherwise shall be retained by the Master Servicer or the Subservicer to the extent provided herein, subject to clause (e) below.

          (c) The Master Servicer shall be required to pay, or cause to be paid, all expenses incurred by it in connection with its servicing activities hereunder (including payment of premiums for the Primary Insurance Policies, if any, to the extent such premiums are not required to be paid by the related Mortgagors, and the fees and expenses of the Trustee and any Custodian) and shall not be entitled to reimbursement therefor except as specifically provided in Sections 3.10 and 3.14.

          (d) The Master Servicer's right to receive servicing compensation may not be transferred in whole or in part except in connection with the transfer of all of its responsibilities and obligations of the Master Servicer under this Agreement.

          (e) Notwithstanding any other provision herein, the amount of servicing compensation that the Master Servicer shall be entitled to receive for its activities hereunder for the period ending on each Distribution Date shall be reduced (but not below zero) by an amount equal to Compensating Interest (if any) for such Distribution Date. Such reduction shall be applied during such period as follows: first, to any Servicing Fee or Subservicing Fee to which the Master Servicer is entitled pursuant to Section 3.10(a)(iii); second, to any income or gain realized from any investment of funds held in the Custodial Account or the Certificate Account to which the Master Servicer is entitled pursuant to Sections 3.07(c) or 4.01(b), respectively; and third, to any amounts of servicing compensation to which the Master Servicer is entitled pursuant to Section 3.10(a)(v) or (vi). In making such reduction, the Master Servicer (i) will not withdraw from the Custodial Account any such amount representing all or a portion of the Servicing Fee to which it is entitled pursuant to
Section 3.10(a)(iii); (ii) will not withdraw from the Custodial Account or Certificate Account any such amount to which it is entitled pursuant to Section 3.07(c) or 4.01(b) and (iii) will not withdraw from the Custodial Account any such amount of servicing compensation to which it is entitled pursuant to Section 3.10(a)(v) or (vi).

          Section 3.17.  Reports to the Trustee
                         and the Company.

          Not later than fifteen days after each Distribution Date, the Master Servicer shall forward to the Trustee and the Company a statement, certified by a Servicing Officer, setting forth the status of the Custodial Account as of the close of business on such Distribution Date as it relates to the Mortgage Loans and showing, for the period covered by such statement, the aggregate of deposits in or withdrawals from the Custodial Account in respect of the Mortgage Loans for each category of deposit specified in Section 3.07 and each category of withdrawal specified in Section 3.10.

          Section 3.18.  Annual Statement as to Compliance.

          The Master Servicer will deliver to the Company and the Trustee on or before March 31 of each year, beginning with the first March 31 that occurs at least six months after the Cut-off Date, an Officers' Certificate stating, as to each signer thereof, that (i) a review of the activities of the Master Servicer during the preceding calendar year related to its servicing of mortgage loans and its performance under pooling and servicing agreements, including this Agreement, has been made under such officers' supervision, (ii) to the best of such officers' knowledge, based on such review, the Master Servicer has complied in all material respects with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers and has fulfilled all of its material obligations in all material respects throughout such year, or, if there has been material noncompliance with such servicing standards or a default in the fulfillment in all material respects of any such obligation relating to this Agreement, such statement shall include a description of such noncompliance or specify each such default, as the case may be, known to such officer and the nature and status thereof and (iii) to the best of such officers' knowledge, each Subservicer has complied in all material respects with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers and has fulfilled all of its material obligations under its Subservicing Agreement in all material respects throughout such year, or, if there has been material noncompliance with such servicing standards or a material default in the fulfillment of such obligations relating to this Agreement, such statement shall include a description of such noncompliance or specify each such default, as the case may be, known to such officer and the nature and status thereof.

          Section 3.19.  Annual Independent Public
                         Accountants' Servicing Report.

          On or before March 31 of each year, beginning with the first March 31 that occurs at least six months after the Cut-off Date, the Master Servicer at its expense shall cause a firm of independent public accountants to furnish a report to the Company and the Trustee stating its opinion that, on the basis of an examination conducted by such firm substantially in accordance with standards established by the American Institute of Certified Public Accountants, the assertions made pursuant to Section 3.18 regarding compliance with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers during the preceding calendar year are fairly stated in all material respects, subject to such exceptions and other qualifications that, in the opinion of such firm, such accounting standards require it to report. In rendering such statement, such firm may rely, as to matters relating to the direct servicing of mortgage loans by Subservicers, upon comparable statements for examinations conducted by independent public accountants substantially in accordance with standards established by the American Institute of Certified Public Accountants (rendered within one year of such statement) with respect to such Subservicers.

          Section 3.20.  Rights of the Company in Respect
                         of the Master Servicer.

          The Master Servicer shall afford the Company, upon reasonable notice, during normal business hours access to all records maintained by the Master Servicer in respect of its rights and obligations hereunder and access to officers of the Master Servicer responsible for such obligations. Upon request, the Master Servicer shall furnish the Company with its most recent financial statements and such other information as the Master Servicer possesses regarding its business, affairs, property and condition, financial or otherwise. The Master Servicer shall also cooperate with all reasonable requests for information including, but not limited to, notices, tapes and copies of files, regarding itself, the Mortgage Loans or the Certificates from any Person or Persons identified by the Company or Residential Funding. The Company may, but is not obligated to, enforce the obligations of the Master Servicer hereunder and may, but is not obligated to, perform, or cause a designee to perform, any defaulted obligation of the Master Servicer hereunder or exercise the rights of the Master Servicer hereunder; provided that the Master Servicer shall not be relieved of any of its obligations hereunder by virtue of such performance by the Company or its designee. The Company shall not have any responsibility or liability for any action or failure to act by the Master Servicer and is not obligated to supervise the performance of the Master Servicer under this Agreement or otherwise.

                           ARTICLE IV

  PAYMENTS TO CERTIFICATEHOLDERS AND OWNER OF THE EXCESS SPREAD

          Section 4.01.  Certificate Account.

          (a) The Master Servicer on behalf of the Trustee shall establish and maintain a Certificate Account in which the Master Servicer shall cause to be deposited on behalf of the Trustee on or before 2:00 P.M. New York time on each Certificate Account Deposit Date by wire transfer of immediately available funds an amount equal to the sum of (i) any Advance for the immediately succeeding Distribution Date, (ii) any amount required to be deposited in the Certificate Account pursuant to Section 3.12(a), (iii) any amount required to be deposited in the Certificate Account pursuant to Section 3.16(e) or Section 4.07,
(iv) any amount required to be paid pursuant to Section 9.01 and
(v) all other amounts constituting the Available Distribution Amount for the immediately succeeding Distribution Date.

          (b) The Trustee shall, upon written request from the Master Servicer, invest or cause the institution maintaining the Certificate Account to invest the funds in the Certificate Account in Permitted Investments designated in the name of the Trustee for the benefit of the Certificateholders and the Owner of the Excess Spread, which shall mature not later than the Business Day next preceding the Distribution Date next following the date of such investment (except that (i) any investment in the institution with which the Certificate Account is maintained may mature on such Distribution Date and (ii) any other investment may mature on such
Distribution Date if the Trustee shall advance funds on such Distribution Date to the Certificate Account in the amount payable on such investment on such Distribution Date, pending receipt thereof to the extent necessary to make distributions on the Certificates) and shall not be sold or disposed of prior to maturity. Subject to Section 3.16(e), all income and gain realized from any such investment shall be for the benefit of the Master Servicer and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments shall be deposited in the Certificate Account by the Master Servicer out of its own funds immediately as realized without any right of reimbursement.

          Section 4.02.  Distributions.

          (a) On each Distribution Date the Master Servicer on behalf of the Trustee or the Paying Agent appointed by the Trustee, shall distribute to the Owner of the Excess Spread, a distribution thereof pursuant to Section 4.02(a)(i), to the Master
Servicer, in the case of a distribution pursuant to Section 4.02(a)(iii), the amount required to be distributed to the Master Servicer or a Subservicer pursuant to Section 4.02(a)(iii), and to each Certificateholder of record on the next preceding Record Date
(other than as provided in Section 9.01 respecting the final distribution) either in immediately available funds (by wire transfer or otherwise) to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder has so notified the Master Servicer or the Paying Agent, as the case may be, or, if such Certificateholder has not so notified the Master Servicer or the Paying Agent by the
Record Date, by check mailed to such Certificateholder at the address of such Holder appearing in the Certificate Register such Certificateholder's share (based on the aggregate of the Percentage Interests represented by Certificates of the applicable
Class held by such Holder) of the following amounts, in the following order of priority (subject to the provisions of Section 4.02(b)), in each case to the extent of the Available Distribution
Amount:

               (i) to the Class A Certificateholders (other than the Class A-4 Certificateholders), Class R Certificateholders and the Owner of the Excess Spread, on a pro rata basis based on Accrued Certificate Interest payable thereon and the amount of such Excess Spread with respect to such Distribution Date, Accrued Certificate Interest on such Classes of Certificates and such Excess Spread, as applicable, for such Distribution Date, plus any Accrued Certificate Interest or Excess Spread thereon remaining unpaid from any previous Distribution Date except as provided in the last paragraph of this Section 4.02(a);

               (ii) (X) to the Class A-4 Certificateholders, the Class A-4 Principal Distribution Amount; and

                    (Y)  to the Class A Certificateholders
          (other than the Class A-4 Certificateholders) and Class R Certificateholders, in the priorities and amounts set forth in Section 4.02(b)(ii) and Section 4.02(c), the sum of the following (applied to reduce the Certificate Principal Balances of such Class A or Class R Certificates, as applicable):

                    (A)  the Senior Percentage for such
               Distribution Date times the sum of the
               following:

                         (1)  the principal portion of each
                    Monthly Payment due during the related Due
                    Period on each Outstanding Mortgage Loan
                    (other than the related Discount Fraction of the principal portion of such payments with respect to a Discount Mortgage Loan), whether or not received on or prior to the related Determination Date, minus the principal portion of any Debt Service Reduction (other than the related Discount Fraction of the principal portion of such Debt Service Reductions with respect to each Discount Mortgage Loan) which together with other Bankruptcy Losses exceeds the Bankruptcy Amount;

                         (2)  the Stated Principal Balance
                    of any Mortgage Loan repurchased during
                    the related Prepayment Period (or deemed to have been so repurchased in accordance with Section 3.07(b)) pursuant to Section 2.02, 2.03, 2.04 or 4.07 and the amount of any shortfall deposited in the Custodial
                    Account in connection with the
                    substitution of a Deleted Mortgage Loan
                    pursuant to Section 2.03 or 2.04 during
                    the related Prepayment Period (other than the related Discount Fraction of such Stated Principal Balance or shortfall with respect to a Discount Mortgage Loan); and

                         (3)  the principal portion of all
                    other unscheduled collections (other than
                    Principal Prepayments in Full and
                    Curtailments and amounts received in
                    connection with a Cash Liquidation or REO
                    Disposition of a Mortgage Loan described in Section 4.02(a)(ii)(Y)(B), including without limitation Insurance Proceeds, Liquidation Proceeds and REO Proceeds) received during the related Prepayment Period (or deemed to have been so received in accordance with Section 3.07(b)) to the extent applied by the Master Servicer as recoveries of principal of the related Mortgage Loan pursuant to Section 3.14 (other than the related Discount Fraction of the principal portion of such unscheduled collections with respect to a Discount Mortgage Loan);

                    (B)  with respect to each Mortgage Loan
               for which a Cash Liquidation or a REO
               Disposition occurred during the related
               Prepayment Period (or was deemed to have occurred during such period in accordance with
               Section 3.07(b)) and did not result in any Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses, an amount equal to the lesser of (a) the Senior Percentage for such Distribution Date times the Stated Principal Balance of such Mortgage Loan (other than the related Discount Fraction of such Stated Principal Balance, with respect to a Discount Mortgage Loan) and (b) the Senior Accelerated Distribution Percentage for such Distribution Date times the related unscheduled collections (including without limitation Insurance Proceeds, Liquidation Proceeds and REO Proceeds) to the extent applied by the Master Servicer as recoveries of principal of the related Mortgage Loan pursuant to Section 3.14 (in each case, other than the related Discount Fraction of the principal portion of such unscheduled collections, with respect to a Discount Mortgage Loan included in Section 4.02(b)(i)(C));

                    (C)  the Senior Accelerated Distribution
               Percentage for such Distribution Date times the aggregate of all Principal Prepayments in Full and Curtailments received in the related Prepayment Period (other than the related Discount Fraction of such Principal Prepayments in Full and Curtailments, with respect to a Discount Mortgage Loan);

                    (D)  any Excess Subordinate Principal
               Amount for such Distribution Date;

                    (E)  any amounts described in subsection
               (ii)(Y), clauses (A), (B) and (C) of this
               Section 4.02(a), as determined for any previous Distribution Date, which remain unpaid after application of amounts previously distributed pursuant to this clause (E) to the extent that such amounts are not attributable to Realized Losses which have been allocated to the Class M Certificates or Class B Certificates;

               (iii) if the Certificate Principal Balances of the Class M Certificates and Class B Certificates have not been reduced to zero, to the Master Servicer or a Subservicer, by remitting for deposit to the Custodial Account, to the extent of and in reimbursement for any Advances or Subservicer Advances previously made with respect to any Mortgage Loan or REO Property which remain unreimbursed in whole or in part following the Cash Liquidation or REO Disposition of such Mortgage Loan or REO Property, minus any such Advances that were made with respect to delinquencies that ultimately constituted Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses;

               (iv) to the Holders of the Class M-1
          Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued
          Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

               (v)  to the Holders of the Class M-1
          Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date, minus (y) the amount of any Class A-4 Collection Shortfalls remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause
          (x) of Sections 4.02(a)(vii), (ix), (xi), (xiii) and
          (xv) are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class M-1 Certificates;

               (vi) to the Holders of the Class M-2
          Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued
          Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

               (vii) to the Holders of the Class M-2 Certifi-cates, an amount equal to (x) the Subordinate
          Principal Distribution Amount for such Class of Certificates for such Distribution Date, minus (y) the amount of any Class A-4 Collection Shortfalls remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause
          (x) of Sections 4.02(a)(ix), (xi), (xiii) and (xv) are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class M-2 Certificates;

               (viii)    to the Holders of the Class M-3
          Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued
          Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

               (ix) to the Holders of the Class M-3
          Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date minus (y) the amount of any Class A-4 Collection Shortfalls remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause
          (x) of Sections 4.02(a)(xi), (xiii) and (xv) are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class M-3 Certificates;

               (x)  to the Holders of the Class B-1
          Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued
          Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

               (xi) to the Holders of the Class B-1
          Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date minus (y) the amount of any Class A-4 Collection Shortfalls remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause
          (x) of Sections 4.02(a)(xiii) and (xv) are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class B-1 Certificates;

               (xii)     to the Holders of the Class B-2
          Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued
          Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

               (xiii)    to the Holders of the Class B-2
          Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date minus (y) the amount of any Class A-4 Collection Shortfalls remaining unpaid for all previous Distribution Dates, to the extent the amount available pursuant to clause
          (x) of Section 4.02(a)(xv) is insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class B-2 Certificates;

               (xiv)     to the Holders of the Class B-3
          Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued
          Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

               (xv) to the Holders of the Class B-3
          Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date minus (y) the amount of any Class A-4 Collection Shortfalls remaining unpaid for all previous Distribution Dates, applied in reduction of the Certificate Principal Balance of the Class B-3 Certificates;

               (xvi) to the Class A Certificateholders (other than the Class A-4 Certificateholders) and Class R Certificateholders in the priority set forth in
          Section 4.02(b), the portion, if any, of the Available Distribution Amount remaining after the foregoing distributions, applied to reduce the Certificate Principal Balances of such Class A Certificates and Class R Certificates, but in no event more than the aggregate of the outstanding Certificate Principal Balances of each such Class of Class A Certificates (other than the Class A-4 Certificates) and Class R Certificates, and thereafter, to each Class of Class M Certificates then outstanding beginning with such Class with the lowest numerical designation, any portion of the Available Distribution Amount remaining after the Class A Certificates (other than the Class A-4 Certificates) and Class R Certificates have been retired, applied to reduce the Certificate Principal Balance of each such Class of Class M Certificates, but in no event more than the outstanding Certificate Principal Balance of each such Class of Class M Certificates; and thereafter to each such Class of Class B Certificates then outstanding beginning with such Class with the lowest numerical designation, any portion of the Available Distribution Amount remaining after the Class M Certificates have been retired, applied to reduce the Certificate Principal Balance of each such Class of Class B Certificates, but in no event more than the outstanding Certificate Principal Balance of each such Class of Class B Certificates;
          and

               (xvii)    to the Class R Certificateholders,
          the balance, if any, of the Available Distribution
          Amount.

          Notwithstanding the foregoing, on any Distribution Date, with respect to the Class of Class B Certificates outstanding on such Distribution Date with the highest numerical designation, or in the event the Class B Certificates are no longer outstanding, the Class of Class M Certificates then outstanding with the highest numerical designation, or in the event the Class B Certificates and Class M Certificates are no longer outstanding, the Class A and Class R Certificates, Accrued Certificate Interest thereon remaining unpaid and Excess Spread remaining unpaid from any previous Distribution Date will be distributable only to the extent that such unpaid Accrued Certificate Interest or Excess Spread was attributable to interest shortfalls relating to Nonrecoverable Advances as determined by the Master Servicer with respect to the related Mortgage Loan where such Mortgage Loan has not yet been the subject of a Cash Liquidation or REO Disposition.

          (b)  Distributions of principal on the Class A
Certificates and Class R Certificates on each Distribution Date occurring prior to the occurrence of the Credit Support Depletion
Date will be made as follows:

               (i)  first, to the Class A-4 Certificates,
          until the Certificate Principal Balance thereof is reduced to zero, an amount (the "Class A-4 Principal Distribution Amount") equal to the aggregate of:

               (A)  the related Discount Fraction of the
               principal portion of each Monthly Payment on each Discount Mortgage Loan due during the related Due Period, whether or not received on or prior to the related Determination Date, minus the Discount Fraction of the principal portion of any related Debt Service Reduction which together with other Bankruptcy Losses exceeds the Bankruptcy Amount;

               (B)  the related Discount Fraction of the
               principal portion of all unscheduled collections on each Discount Mortgage Loan received during the preceding calendar month (other than amounts received in connection with a Cash Liquidation or REO Disposition of a Discount Mortgage Loan described in clause (C) below), including Principal Prepayments in Full, Curtailments and repurchases (including deemed repurchases under
               Section 3.07(b)) of Discount Mortgage Loans (or, in the case of a substitution of a Deleted Mortgage Loan, the Discount Fraction of the amount of any shortfall deposited in the Custodial Account in connection with such substitution);

               (C) in connection with the Final Disposition of a Discount Mortgage Loan that did not result in any Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses, an amount equal to the lesser of (1) the applicable Discount Fraction of the Stated Principal Balance of such Discount Mortgage Loan immediately prior to such Distribution Date and (2) the aggregate amount of the collections on such Discount Mortgage Loan to the extent applied as recoveries of principal;

               (D) any amounts allocable to principal for any previous Distribution Date (calculated pursuant to clauses (A) through (C) above) that remain undistributed; and

               (E)  the amount of any Class A-4 Collection
               Shortfalls for such Distribution Date and the amount of any Class A-4 Collection Shortfalls remaining unpaid for all previous Distribution Dates, but only to the extent of the Eligible Funds for such Distribution Date;

               (ii) second, the balance, if any, of the Senior
          Principal Distribution Amount shall be distributed as follows:

               (A)  first, to the Class R Certificates, in
               reduction of the Certificate Principal Balances of such Certificates, until the Certificate Principal Balance thereof is reduced to zero;

               (B)  second, 72.1427226320% and 27.8572773680%
               of such amount concurrently to the Class A-1
               Certificates and Class A-3 Certificates, respectively, until the Certificate Principal Balance of the Class A-1 Certificates thereof is reduced to zero; and

               (C)  third, 72.1427226320% and 27.8572773680%
               of such amount concurrently to the Class A-2
               Certificates and Class A-3 Certificates, respectively, until the Certificate Principal Balances thereof are reduced to zero.

          (c) On or after the occurrence of the Credit Support Depletion Date, all priorities relating to distributions as described above in respect of principal between the outstanding Class A Certificates and Class R Certificates will be disregarded and an amount equal to the Discount Fraction of the principal portion of scheduled payments or unscheduled collections received or advanced in respect of Discount Mortgage Loans will be distributed to the Class A-4 Certificates and the Senior Principal
Distribution Amount will be distributed to the Class A Certificates (other than the Class A-4 Certificates) and Class R Certificates on a pro rata basis in accordance with their respective outstanding Certificate Principal Balances.

          (d) In addition to the foregoing distributions, with respect to any Mortgage Loan that was previously the subject of a Cash Liquidation or an REO Disposition that resulted in a Realized
Loss, in the event that within two years of the date on which such
Realized Loss was determined to have occurred the Master Servicer receives amounts, which the Master Servicer reasonably believes to represent subsequent recoveries (net of any related liquidation expenses), or determines that it holds surplus amounts previously reserved to cover estimated expenses, specifically related to such
Mortgage Loan (including, but not limited to, recoveries in respect of the representations and warranties made by the related Seller pursuant to the applicable Seller's Agreement), the Master Servicer shall distribute such amounts to the applicable Certificateholders of the Class or Classes to which such Realized Loss was allocated or to the Owner of the Excess Spread, if applicable, (with the amounts to be distributed allocated among such Classes and the Excess Spread in the same proportions as such
Realized Loss was allocated), subject to the following: No such distribution shall be in an amount that would result in total distributions in respect of Excess Spread or on the Certificates of any such Class in excess of the total amounts of principal and interest that would have been distributable thereon if such Cash Liquidation or REO Disposition had occurred but had resulted in a Realized Loss equal to zero. Notwithstanding the foregoing, no such distribution shall be made with respect to the Excess Spread or the Certificates of any Class to the extent that either (i) such Excess Spread or Class was protected against the related Realized Loss pursuant to any instrument or fund established under
Section 11.01(e) or (ii) such Excess Spread or Class of Certificates has been deposited into a separate trust fund or other structuring vehicle and separate certificates or other instruments representing interests therein have been issued in one or more classes, and any of such separate certificates or other instruments was protected against the related Realized Loss pursuant to any limited guaranty, payment obligation, irrevocable letter of credit, surety bond, insurance policy or similar instrument or a reserve fund, or a combination thereof. Any amount to be so distributed with respect to the Certificates of any Class shall be distributed by the Master Servicer to the Certificateholders of record as of the Record Date immediately preceding the date of such distribution, on a pro rata basis based on the Percentage Interest represented by each Certificate of such
Class as of such Record Date. Any amounts to be so distributed shall not be remitted to or distributed from the Trust Fund, and shall constitute subsequent recoveries with respect to Mortgage Loans that are no longer assets of the Trust Fund.

          (e) Each distribution with respect to a Book-Entry Certificate shall be paid to the Depository, as Holder thereof, and the Depository shall be responsible for crediting the amount of such distribution to the accounts of its Depository Participants in accordance with its normal procedures. Each Depository Participant shall be responsible for disbursing such distribution to the Certificate Owners that it represents and to each indirect participating brokerage firm (a "brokerage firm" or "indirect participating firm") for which it acts as agent. Each brokerage firm shall be responsible for disbursing funds to the Certificate Owners that it represents. None of the Trustee, the Certificate Registrar, the Company or the Master Servicer shall have any responsibility therefor except as otherwise provided by this Agreement or applicable law.

          (f) Except as otherwise provided in Section 9.01, if the Master Servicer anticipates that a final distribution with respect to any Class of Certificates will be made on the next Distribution Date, the Master Servicer shall, no later than the Determination Date in the month of such final distribution, notify the Trustee and the Trustee shall, no later than two (2) Business Days after such Determination Date, mail on such date to each Holder of such Class of Certificates a notice to the effect that:
(i) the Trustee anticipates that the final distribution with respect to such Class of Certificates will be made on such Distribution Date but only upon presentation and surrender of such
Certificates at the office of the Trustee or as otherwise specified therein, and (ii) no interest shall accrue on such Certificates from and after the end of the prior calendar month. In the event that Certificateholders required to surrender their Certificates pursuant to Section 9.01(c) do not surrender their Certificates for final cancellation, the Trustee shall cause funds distributable with respect to such Certificates to be withdrawn from the Certificate Account and credited to a separate escrow account for the benefit of such Certificateholders as provided in
Section 9.01(d).

          Section 4.03.  Statements to Certificateholders and
                         the Owner of the Excess Spread.

          (a) Concurrently with each distribution charged to the Certificate Account and with respect to each Distribution Date the Master Servicer shall forward to the Trustee and the Trustee shall forward by mail to each Holder, the Owner of the Excess Spread and the Company a statement setting forth the following information as to the Excess Spread and each Class of Certificates to the extent applicable:

               (i)       (a) the amount of such distribution
          to the Certificateholders of such Class applied to reduce the Certificate Principal Balance thereof, and
          (b) the aggregate amount included therein representing Principal Prepayments;

               (ii) the amount of such distribution to Holders of such Class of Certificates allocable to interest and to the Owner of the Excess Spread;

               (iii)     if the distribution to the Holders of

                         such
          Class of Certificates or such Owner is less than the full amount that would be distributable to such Holders or Owner if there were sufficient funds available therefor, the amount of the shortfall;

               (iv) the amount of any Advance by the Master
          Servicer pursuant to Section 4.04;

               (v)       the number and Pool Stated Principal
          Balance of the Mortgage Loans after giving effect to the distribution of principal on such Distribution
          Date;

               (vi) the aggregate Certificate Principal
          Balance of each Class of Certificates, and each of the Senior, Class M and Class B Percentages, after giving effect to the amounts distributed on such Distribution Date, separately identifying any reduction thereof due to Realized Losses other than pursuant to an actual distribution of principal;

               (vii)     the related Subordinate Principal
          Distribution Amount and Prepayment Distribution
          Percentage, if applicable;

               (viii)    on the basis of the most recent
          reports furnished to it by Subservicers, the number and aggregate principal balances of Mortgage Loans that are delinquent (A) one month, (B) two months and
          (C) three months and (D) the number and aggregate principal balance of Mortgage Loans that are in foreclosure;

               (ix) the number, aggregate principal balance and book value of any REO Properties;

               (x)       the aggregate Accrued Certificate
          Interest remaining unpaid, if any, for each Class of Certificates, after giving effect to the distribution made on such Distribution Date;

               (xi) the Special Hazard Amount, Fraud Loss
          Amount and Bankruptcy Amount as of the close of business on such Distribution Date and a description of any change in the calculation of such amounts;

               (xii)     the weighted average Spread Rate for

               such
          Distribution Date;

               (xiii)    the occurrence of the Credit Support
          Depletion Date;

               (xiv)     the Senior Accelerated Distribution
          Percentage applicable to such distribution;

               (xv) the Senior Percentage for such
          Distribution Date;

               (xvi)     the aggregate amount of Realized Losses
          for such Distribution Date;

               (xvii)    the aggregate amount of any
          recoveries on previously foreclosed loans from Sellers due to a breach of representation or warranty;

               (xviii)   the weighted average remaining term
          to maturity of the Mortgage Loans after giving effect to the amounts distributed on such Distribution Date;
          and

               (xix)     the weighted average Mortgage Rates of

                         the
          Mortgage Loans after giving effect to the amounts distributed on such Distribution Date.

In the case of information furnished pursuant to clauses (i) and
(ii) above, the amounts shall be expressed as a dollar amount per Certificate with a $1,000 denomination. In addition to the statement provided to the Trustee as set forth in this Section 4.03(a), the Master Servicer shall provide to any manager of a trust fund consisting of some or all of the Certificates, upon reasonable request, such additional information as is reasonably obtainable by the Master Servicer at no additional expense to the Master Servicer.

          (b) Within a reasonable period of time after the end of each calendar year, the Master Servicer shall prepare, or cause to be prepared, and shall forward, or cause to be forwarded, to each Person who at any time during the calendar year was the Owner of the Excess Spread or the Holder of a Certificate, other than a Class R Certificate, a statement containing the information set forth in clauses (i) and (ii) of subsection (a) above aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Master Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Master Servicer pursuant to any requirements of the Code.

          (c) Within a reasonable period of time after the end of each calendar year, the Master Servicer shall prepare, or cause to be prepared, and shall forward, or cause to be forwarded, to each Person who at any time during the calendar year was the Holder of a Class R Certificate, a statement containing the applicable distribution information provided pursuant to this
Section 4.03 aggregated for such calendar year or applicable portion thereof during which such Person was the Holder of a Class
R Certificate. Such obligation of the Master Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Master Servicer pursuant to any requirements of the Code.

          (d)  Upon the written request of any
Certificateholder, the Master Servicer, as soon as reasonably practicable, shall provide the requesting Certificateholder with such information as is necessary and appropriate, in the Master Servicer's sole discretion, for purposes of satisfying applicable reporting requirements under Rule 144A.

          Section 4.04.  Distribution of Reports to the
                         Trustee and the Company; Advances
                         by the Master Servicer.

          (a)  Prior to the close of business on the Business
Day next succeeding each Determination Date, the Master Servicer shall furnish a written statement to the Trustee, any Paying Agent and the Company (the information in such statement to be made available to Certificateholders and the Owner of the Excess Spread by the Master Servicer on request) setting forth (i) the Available
Distribution Amount and (ii) the amounts required to be withdrawn from the Custodial Account and deposited into the Certificate Account on the immediately succeeding Certificate Account Deposit Date pursuant to clause (iii) of Section 4.01(a). The determination by the Master Servicer of such amounts shall, in the absence of obvious error, be presumptively deemed to be correct for all purposes hereunder and the Trustee shall be protected in relying upon the same without any independent check or verification.

          (b) On or before 2:00 P.M. New York time on each Certificate Account Deposit Date, the Master Servicer shall either
(i) deposit in the Certificate Account from its own funds, or funds received therefor from the Subservicers, an amount equal to the Advances to be made by the Master Servicer in respect of the related Distribution Date, which shall be in an aggregate amount equal to the aggregate amount of Monthly Payments (with each interest portion thereof adjusted to the Net Mortgage Rate), less the amount of any related Debt Service Reductions or reductions in the amount of interest collectable from the Mortgagor pursuant to the Soldiers' and Sailors' Civil Relief Act of 1940, as amended, or similar legislation or regulations then in effect, on the Outstanding Mortgage Loans as of the related Due Date, which Monthly Payments were delinquent as of the close of business as of the related Determination Date; provided that no Advance shall be made if it would be a Nonrecoverable Advance, (ii) withdraw from amounts on deposit in the Custodial Account and deposit in the Certificate Account all or a portion of the Amount Held for Future
Distribution in discharge of any such Advance, or (iii) make advances in the form of any combination of (i) and (ii) aggregating the amount of such Advance. Any portion of the Amount
Held for Future Distribution so used shall be replaced by the Master Servicer by deposit in the Certificate Account on or before
11:00 A.M. New York time on any future Certificate Account
Deposit
Date to the extent that funds attributable to the Mortgage Loans that are available in the Custodial Account for deposit in the Certificate Account on such Certificate Account Deposit Date shall be less than payments to Certificateholders and the Excess Spread required to be made on the following Distribution Date. The Master Servicer shall be entitled to use any Advance made by a Subservicer as described in Section 3.07(b) that has been deposited in the Custodial Account on or before such Distribution Date as part of the Advance made by the Master Servicer pursuant to this Section 4.04. The amount of any reimbursement pursuant to
Section 4.02(a)(iii) in respect of outstanding Advances on any Distribution Date shall be allocated to specific Monthly Payments due but delinquent for previous Due Periods, which allocation shall be made, to the extent practicable, to Monthly Payments which have been delinquent for the longest period of time. Such allocations shall be conclusive for purposes of reimbursement to the Master Servicer from recoveries on related Mortgage Loans pursuant to Section 3.10.

          The determination by the Master Servicer that it has made a Nonrecoverable Advance or that any proposed Advance, if made, would constitute a Nonrecoverable Advance, shall be evidenced by a certificate of a Servicing Officer delivered to the
Seller and the Trustee.

          In the event that the Master Servicer determines as of the Business Day preceding any Certificate Account Deposit Date that it will be unable to deposit in the Certificate Account an amount equal to the Advance required to be made for the immediately succeeding Distribution Date, it shall give notice to the Trustee of its inability to advance (such notice may be given by telecopy), not later than 3:00 P.M., New York time, on such Business Day, specifying the portion of such amount that it will be unable to deposit. Not later than 3:00 P.M., New York time, on the Certificate Account Deposit Date the Trustee shall, unless by 12:00 Noon, New York time, on such day the Trustee shall have been notified in writing (by telecopy) that the Master Servicer shall have directly or indirectly deposited in the Certificate Account such portion of the amount of the Advance as to which the Master Servicer shall have given notice pursuant to the preceding sentence, pursuant to Section 7.01, (a) terminate all of the rights and obligations of the Master Servicer under this Agreement in accordance with Section 7.01 and (b) assume the rights and obligations of the Master Servicer hereunder, including the obligation to deposit in the Certificate Account an amount equal to the Advance for the immediately succeeding Distribution Date.

          The Trustee shall deposit all funds it receives pursuant to this Section 4.04 into the Certificate Account.

          Section 4.05.  Allocation of Realized Losses.

          Prior to each Distribution Date, the Master Servicer shall determine the total amount of Realized Losses, if any, that resulted from any Cash Liquidation, Debt Service Reduction, Deficient Valuation or REO Disposition that occurred during the related Prepayment Period. The amount of each Realized Loss shall be evidenced by an Officers' Certificate. All Realized Losses, other than Excess Special Hazard Losses, Extraordinary Losses, Excess Bankruptcy Losses or Excess Fraud Losses, shall be allocated as follows: first, to the Class B-3 Certificates until the Certificate Principal Balance thereof has been reduced to zero; second, to the Class B-2 Certificates until the Certificate Principal Balance thereof has been reduced to zero; third, to the Class B-1 Certificates until the Certificate Principal Balance thereof has been reduced to zero; fourth, to the Class M-3 Certificates until the Certificate Principal Balance thereof has been reduced to zero; fifth, to the Class M-2 Certificates until the Certificate Principal Balance thereof has been reduced to zero; sixth, to the Class M-1 Certificates until the Certificate Principal Balance thereof has been reduced to zero; and, thereafter, if such Realized Losses are on a Discount Mortgage Loan, to the Class A-4 Certificates in an amount equal to the Discount Fraction of the principal portion thereof, and the remainder of such Realized Losses and the entire amount of such Realized Losses on Non-Discount Mortgage Loans among all of the Class A Certificates (other than the Class A-4 Certificates) and Class R Certificates and, in respect of the interest portion of such Realized Losses, the Excess Spread, on a pro rata basis, as described below. Any Excess Special Hazard Losses, Excess Bankruptcy Losses, Excess Fraud Losses and Extraordinary Losses on
Non-Discount Mortgage Loans will be allocated among the Class A Certificates (other than the Class A-4 Certificates), Class M, Class B and Class R Certificates, and, in respect of the interest portion of such Realized Losses, the Excess Spread, on a pro rata basis, as described below. The principal portion of such losses on Discount Mortgage Loans will be allocated to the Class A-4 Certificates in an amount equal to the related Discount Fraction thereof, and the remainder of such losses on Discount Mortgage Loans will be allocated among the Class A Certificates (other than the Class A-4 Certificates), Class M, Class B and Class R Certificates on a pro rata basis, as described below.

          As used herein, an allocation of a Realized Loss on a "pro rata basis" among two or more specified Classes of Certificates and the Excess Spread means an allocation on a pro rata basis, among the various Classes so specified and the Excess Spread, to each such Class of Certificates on the basis of their then outstanding Certificate Principal Balances prior to giving effect to distributions to be made on such Distribution Date in the case of the principal portion of a Realized Loss or to each such Class of Certificates and the Excess Spread based on the Accrued Certificate Interest thereon or amount of Excess Spread payable on such Distribution Date (without regard to any Compensating Interest for such Distribution Date) in the case of an interest portion of a Realized Loss. Except as provided in the following sentence, any allocation of the principal portion of Realized Losses (other than Debt Service Reductions) to a Class of
Certificates shall be made by reducing the Certificate Principal Balance thereof by the amount so allocated, which allocation shall be deemed to have occurred on such Distribution Date. Any allocation of the principal portion of Realized Losses (other than
Debt Service Reductions) to the Class B Certificates or, after the
Certificate Principal Balances of the Class B Certificates have been reduced to zero, to the Class of Class M Certificates then outstanding with the highest numerical designation shall be made by operation of the definition of "Certificate Principal Balance" and by operation of the provisions of Section 4.02(a). Allocations of the interest portions of Realized Losses shall be made by operation of the definition of "Accrued Certificate Interest" and by operation of the provisions of Section 4.02(a). Allocations of the principal portion of Debt Service Reductions shall be made by operation of the provisions of Section 4.02(a). All Realized Losses and all other losses allocated to a Class of Certificates hereunder will be allocated among the Certificates of such Class in proportion to the Percentage Interests evidenced thereby.

          Section 4.06.  Reports of Foreclosures and
                         Abandonment of Mortgaged Property.

          The Master Servicer or the Subservicers shall file information returns with respect to the receipt of mortgage interests received in a trade or business, the reports of foreclosures and abandonments of any Mortgaged Property and the information returns relating to cancellation of indebtedness income with respect to any Mortgaged Property required by Sections
6050H, 6050J and 6050P, respectively, of the Code, and deliver to the Trustee an Officers' Certificate on or before March 31 of each year stating that such reports have been filed. Such reports shall be in form and substance sufficient to meet the reporting requirements imposed by Sections 6050H, 6050J and 6050P of the Code.

          Section 4.07.  Optional Purchase of
                         Defaulted Mortgage Loans.

          As to any Mortgage Loan which is delinquent in payment by 90 days or more, the Master Servicer may, at its option, purchase such Mortgage Loan from the Trustee at the Purchase Price therefor. If at any time the Master Servicer makes a payment to the Certificate Account covering the amount of the Purchase Price for such a Mortgage Loan, and the Master Servicer provides to the Trustee a certification signed by a Servicing Officer stating that the amount of such payment has been deposited in the Certificate Account, then the Trustee shall execute the assignment of such Mortgage Loan at the request of the Master Servicer without recourse to the Master Servicer which shall succeed to all the Trustee's right, title and interest in and to such Mortgage Loan, and all security and documents relative thereto. Such assignment shall be an assignment outright and not for security. The Master Servicer will thereupon own such Mortgage, and all such security and documents, free of any further obligation to the Trustee, the Certificateholders or the Owner of the Excess Spread with respect thereto. Notwithstanding anything to the contrary in this Section
4.07, the Master Servicer shall continue to service any such Mortgage Loan after the date of such purchase in accordance with the terms of this Agreement and, if any Realized Loss with respect to such Mortgage Loan occurs, allocate such Realized Loss in accordance with the terms hereof as if such Mortgage Loan had not been so purchased. For purposes of this Agreement, a payment of the Purchase Price by the Master Servicer pursuant to this Section
4.07 will be viewed as an advance and any Realized Loss shall be recoverable pursuant to the provisions for the recovery of advances as set forth herein.
                            ARTICLE V

               THE CERTIFICATES AND EXCESS SPREAD

          Section 5.01.  The Certificates.

          (a) The Class A, Class M, Class B and Class R Certificates, respectively, shall be substantially in the forms set forth in Exhibits A, B, C and D and shall, on original issue, be executed and delivered by the Trustee to the Certificate Registrar for authentication and delivery to or upon the order of the Company upon receipt by the Trustee or one or more Custodians of the documents specified in Section 2.01. The Certificates, other than the Class R Certificates, shall be issuable in minimum dollar denominations of $25,000 (or $250,000 in the case of the Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates) and integral multiples of $1 (in the case of the Class A-1, Class A-2 and Class A-3 Certificates) and $1,000 (in the case of all other Classes of Certificates) in excess thereof, except that one Certificate of each of the Class A-4 and Class B-3
Certificates may be issued in a denomination equal to the denomination set forth as follows for such Class or the sum of such denomination and an integral multiple of $1,000:





Class A-4                    $313,006.32


Class B-3                    $327,627.84



          The Class R Certificates shall be issuable in minimum denominations of not less than a 20% Percentage Interest;
provided, however, that one Class R Certificate will be issuable to Residential Funding as "tax matters person" pursuant to Section
10.01(c) and (e) in a minimum denomination representing a Percentage Interest of not less than 0.01%.

          The Certificates shall be executed by manual or facsimile signature on behalf of an authorized officer of the Trustee. Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificate or did not hold such offices at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein executed by the Certificate Registrar by manual signature, and such certificate upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.


          (b)  The Class A-1, Class A-2 and Class A-3
Certificates shall initially be issued as one or more Certificates registered in the name of the Depository or its nominee and, except as provided below, registration of such Certificates may not be transferred by the Trustee except to another Depository that agrees to hold such Certificates for the respective Certificate Owners with Ownership Interests therein. The Certificate Owners shall hold their respective Ownership Interests in and to the Class A-1, Class A-2 and Class A-3 Certificates through the book-entry facilities of the Depository and, except as provided below, shall not be entitled to Definitive Certificates in respect of such Ownership Interests. All transfers by Certificate Owners of their respective Ownership Interests in the Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall transfer the Ownership Interests only in the Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

          The Trustee, the Master Servicer and the Company may for all purposes (including the making of payments due on the respective Classes of Book-Entry Certificates) deal with the Depository as the authorized representative of the Certificate Owners with respect to the respective Classes of Book-Entry Certificates for the purposes of exercising the rights of Certificateholders hereunder. The rights of Certificate Owners with respect to the respective Classes of Book-Entry Certificates shall be limited to those established by law and agreements between such Certificate Owners and the Depository Participants and brokerage firms representing such Certificate Owners. Multiple requests and directions from, and votes of, the Depository as Holder of any Class of Book-Entry Certificates with respect to any particular matter shall not be deemed inconsistent if they are made with respect to different Certificate Owners. The Trustee may establish a reasonable record date in connection with solicitations of consents from or voting by Certificateholders and shall give notice to the Depository of such record date.

          If (i)(A) the Company advises the Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository and (B) the Company is unable to locate a qualified successor or (ii) the Company at its option advises the Trustee in writing that it elects to terminate the book-entry system through the Depository, the Trustee shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of Definitive Certificates to Certificate Owners requesting the same. Upon surrender to the Trustee of the Book-Entry Certificates by the Depository, accompanied by registration instructions from the Depository for registration of transfer, the
Trustee shall issue the Definitive Certificates. Neither the Company, the Master Servicer nor the Trustee shall be liable for any actions taken by the Depository or its nominee, including, without limitation, any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates all references herein to obligations imposed upon or to be performed by the Company in connection with the issuance of the Definitive Certificates pursuant to this Section 5.01 shall be deemed to be imposed upon and performed by the Trustee, and the Trustee and the Master Servicer shall recognize the Holders of the
Definitive Certificates as Certificateholders hereunder.

          Section 5.02.  Registration of Transfer
                         and Exchange of Certificates and
                         Restrictions on Transfer of Excess
Spread.

          (a) The Trustee shall cause to be kept at one of the offices or agencies to be appointed by the Trustee in accordance with the provisions of Section 8.12 a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trustee is initially appointed Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of
Certificates as herein provided. The Certificate Registrar, or the Trustee, shall provide the Master Servicer with a certified list of Certificateholders as of each Record Date prior to the related Determination Date.

          (b) Upon surrender for registration of transfer of any Certificate at any office or agency of the Trustee maintained for such purpose pursuant to Section 8.12 and, in the case of any Class M, Class B or Class R Certificate, upon satisfaction of the conditions set forth below, the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of a like Class and aggregate Percentage Interest.

          (c) At the option of the Certificateholders, Certificates may be exchanged for other Certificates of authorized denominations of a like Class and aggregate Percentage Interest, upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange the Trustee shall execute and the Certificate Registrar shall authenticate and deliver the Certificates of such Class which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Trustee or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing.

          (d) No transfer, sale, pledge or other disposition of a Class B Certificate shall be made unless such transfer, sale, pledge or other disposition is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that a transfer of a Class B Certificate is to be made either (i)(A) the Trustee shall require a written Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee and the Company that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from said Act and laws or is being made pursuant to said Act and laws, which Opinion of Counsel shall not be an expense of the Trustee, the Company or the Master Servicer and (B) the Trustee shall require the transferee to execute a representation letter, substantially in the form of Exhibit J hereto, and the Trustee shall require the transferor to execute a representation letter, substantially in the form of Exhibit K hereto, each acceptable to and in form and substance satisfactory to the Company and the Trustee certifying to the Company and the Trustee the facts surrounding such transfer, which representation letters shall not be an expense of the Trustee, the Company or the Master Servicer or (ii) the prospective transferee of such a Certificate shall be required to provide the Trustee, the Company and the Master Servicer with an investment letter substantially in the form of Exhibit L attached hereto (or such other form as the Company in its sole discretion deems acceptable), which investment letter shall not be an expense of the Trustee, the Company or the Master Servicer, and which investment letter states that, among other things, such transferee
(A) is a "qualified institutional buyer" as defined under Rule 144A, acting for its own account or the accounts of other "qualified institutional buyers" as defined under Rule 144A, and
(B) is aware that the proposed transferor intends to rely on the exemption from registration requirements under the Securities Act of 1933, as amended, provided by Rule 144A. The Holder of any such
Certificate desiring to effect any such transfer, sale, pledge or other disposition shall, and does hereby agree to, indemnify the Trustee, the Company, the Master Servicer and the Certificate Registrar against any liability that may result if the transfer, sale, pledge or other disposition is not so exempt or is not made in accordance with such federal and state laws.

          (e) In the case of any Class M, Class B or Class R Certificate presented for registration in the name of an employee benefit plan or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974,
as amended ("ERISA"), or Section 4975 of the Code (or comparable provisions of any subsequent enactments) or any Person (including an investment manager, a named fiduciary or a trustee of any such plan) who is using "plan assets" of any such plan to effect such acquisition, unless otherwise directed by the Company, the Trustee shall require an Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer to the effect that the purchase or holding of a Class M, Class B or Class R Certificate is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code, and will not subject the Trustee, the Company or the Master Servicer to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Trustee, the Company or the Master Servicer. The Trustee may (unless otherwise directed by the Company) require that any prospective transferee of a Class M, Class B or Class R Certificate provide either a certification to the effect set forth in paragraph six of Exhibit J, which the Trustee may rely upon without further inquiry or investigation, or such other certifications as the Trustee may deem desirable or necessary in order to establish that such transferee or the Person in whose name such registration is requested is not an employee benefit plan or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code, or any Person (including an investment manager, a named fiduciary or a trustee of any such plan) who is using "plan assets" of any such plan to effect such acquisition.

          (f) (i) Each Person who has or who acquires any Ownership Interest in a Class R Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions and to have irrevocably authorized the Trustee or its designee under clause
(iii)(A) below to deliver payments to a Person other than such Person and to negotiate the terms of any mandatory sale under clause (iii)(B) below and to execute all instruments of transfer and to do all other things necessary in connection with any such sale. The rights of each Person acquiring any Ownership Interest in a Class R Certificate are expressly subject to the following provisions:

               (A)  Each Person holding or acquiring any
          Ownership Interest in a Class R Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

               (B) In connection with any proposed Transfer of any Ownership Interest in a Class R Certificate, the Trustee shall require delivery to it, and shall not register the Transfer of any Class R Certificate until its receipt of, (I) an affidavit and agreement (a "Transfer Affidavit and Agreement," in the form attached hereto as Exhibit I-1) from the proposed Transferee, in form and substance satisfactory to the Master Servicer, representing and warranting, among other things, that it is a Permitted Transferee, that it is not acquiring its Ownership Interest in the Class R Certificate that is the subject of the proposed Transfer as a nominee, trustee or agent for any Person who is not a Permitted Transferee, that for so long as it retains its Ownership Interest in a Class R Certificate, it will endeavor to remain a Permitted Transferee, and that it has reviewed the provisions of this Section 5.02(f) and agrees to be bound by them, and (II) a certificate, in the form attached hereto as Exhibit I-2, from the Holder wishing to transfer the Class R Certificate, in form and substance satisfactory to the Master Servicer, representing and warranting, among other things, that no purpose of the proposed Transfer is to impede the assessment or collection of tax.

               (C) Notwithstanding the delivery of a Transfer Affidavit and Agreement by a proposed Transferee under clause (B) above, if a Responsible Officer of the Trustee who is assigned to this Agreement has actual knowledge that the proposed Transferee is not a Permitted Transferee, no Transfer of an Ownership Interest in a Class R Certificate to such proposed Transferee shall be effected.

               (D)  Each Person holding or acquiring any
          Ownership Interest in a Class R Certificate shall agree (x) to require a Transfer Affidavit and Agreement from any other Person to whom such Person attempts to transfer its Ownership Interest in a Class R Certificate and (y) not to transfer its Ownership Interest unless it provides a certificate to the Trustee in the form attached hereto as Exhibit I-2.

               (E)  Each Person holding or acquiring an
          Ownership Interest in a Class R Certificate, by purchasing an Ownership Interest in such Certificate, agrees to give the Trustee written notice that it is a "pass-through interest holder" within the meaning of Temporary Treasury Regulation Section 1.67-3T(a)(2)(i)(A) immediately upon acquiring an Ownership Interest in a Class R Certificate, if it is, or is holding an Ownership Interest in a Class R Certificate on behalf of, a "pass-through interest holder."

          (ii) The Trustee will register the Transfer of any Class R Certificate only if it shall have received the Transfer Affidavit and Agreement, a certificate of the Holder requesting such transfer in the form attached hereto as Exhibit I-2 and all of such other documents as shall have been reasonably required by the Trustee as a condition to such registration. Transfers of the
Class R Certificates to Non-United States Persons and
Disqualified
Organizations (as defined in Section 860E(e)(5) of the Code) are prohibited.

          (iii) (A) If any Disqualified Organization shall become a holder of a Class R Certificate, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. If a Non-United States Person shall become a holder of a Class R Certificate, then the last preceding United States Person shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. If a transfer of a Class R Certificate is disregarded pursuant to the provisions of Treasury Regulation Section 1.860E-1 or Section 1.860G-3, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. The Trustee shall be under no liability to any Person for any registration of Transfer of a Class R Certificate that is in fact not permitted by this Section 5.02(f) or for making any payments due on such Certificate to the holder thereof or for taking any other action with respect to such holder under the provisions of this Agreement.

               (B) If any purported Transferee shall become a Holder of a Class R Certificate in violation of the restrictions in this Section 5.02(f) and to the extent that the retroactive restoration of the rights of the Holder of such Class R Certificate as described in clause (iii)(A) above shall be invalid, illegal or unenforceable, then the Master Servicer shall have the right, without notice to the holder or any prior holder of such Class R Certificate, to sell such Class R Certificate to a purchaser selected by the Master Servicer on such terms as the Master Servicer may choose. Such purported Transferee shall promptly endorse and deliver each Class R Certificate in accordance with the instructions of the Master Servicer. Such purchaser may be the Master Servicer itself or any Affiliate of the Master Servicer. The proceeds of such sale, net of the commissions (which may include commissions payable to the Master Servicer or its Affiliates), expenses and taxes due, if any, will be remitted by the Master Servicer to such purported Transferee. The terms and conditions of any sale under this clause (iii)(B) shall be determined in the sole discretion of the Master Servicer, and the Master Servicer shall not be liable to any Person having an Ownership Interest in a Class R Certificate as a result of its exercise of such discretion.

          (iv) The Master Servicer, on behalf of the Trustee, shall make available, upon written request from the Trustee, all information necessary to compute any tax imposed (A) as a result of the Transfer of an Ownership Interest in a Class R Certificate to any Person who is a Disqualified Organization, including the information regarding "excess inclusions" of such Class R Certificates required to be provided to the Internal Revenue Service and certain Persons as described in Treasury Regulations Sections 1.860D-1(b)(5) and 1.860E-2(a)(5), and (B) as a result of any regulated investment company, real estate investment trust, common trust fund, partnership, trust, estate or organization described in Section 1381 of the Code that holds an Ownership Interest in a Class R Certificate having as among its record holders at any time any Person who is a Disqualified Organization.
Reasonable compensation for providing such information may be required by the Master Servicer from such Person.

          (v) The provisions of this Section 5.02(f) set forth prior to this clause (v) may be modified, added to or eliminated, provided that there shall have been delivered to the Trustee the following:

               (A)  written notification from each Rating
          Agency to the effect that the modification, addition to or elimination of such provisions will not cause such Rating Agency to downgrade its then-current ratings, if any, of any Class of the Class A, Class M, Class B or Class R Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency; and

               (B)  a certificate of the Master Servicer
          stating that the Master Servicer has received an Opinion of Counsel, in form and substance satisfactory to the Master Servicer, to the effect that such modification, addition to or absence of such provisions will not cause the Trust Fund to cease to qualify as a REMIC and will not cause (x) the Trust Fund to be subject to an entity-level tax caused by the Transfer of any Class R Certificate to a Person that is a Disqualified Organization or (y) a Certificateholder or another Person to be subject to a REMIC-related tax caused by the Transfer of a Class R Certificate to a Person that is not a Permitted Transferee.

          (g) No service charge shall be made for any transfer or exchange of Certificates of any Class, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

          (h) All Certificates surrendered for transfer and exchange shall be destroyed by the Certificate Registrar.

          (i)   So long as the Excess Spread remains
uncertificated, no transfer, sale, pledge or other disposition thereof shall be made by Residential Funding.

          Section 5.03.  Mutilated, Destroyed, Lost
                         or Stolen Certificates.

          If (i) any mutilated Certificate is surrendered to the Certificate Registrar, or the Trustee and the Certificate Registrar receive evidence to their satisfaction of the destruction, loss or theft of any Certificate, and (ii) there is delivered to the Trustee and the Certificate Registrar such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Trustee or the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor, Class and Percentage
Interest but bearing a number not contemporaneously outstanding. Upon the issuance of any new Certificate under this Section, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and the Certificate Registrar) connected therewith. Any duplicate Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

          Section 5.04.  Persons Deemed Owners.

          Prior to due presentation of a Certificate for registration of transfer, the Company, the Master Servicer, the Trustee, the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 4.02 and for all other purposes whatsoever, and neither the Company, the Master Servicer, the Trustee, the Certificate Registrar nor any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar shall be affected by notice to the contrary except as provided in
Section 5.02(g).

          Section 5.05.  Appointment of Paying Agent.

          The Trustee may appoint a Paying Agent for the purpose of making distributions to the Certificateholders and the Owner of the Excess Spread pursuant to Section 4.02. In the event of any such appointment, on or prior to each Distribution Date the Master
Servicer on behalf of the Trustee shall deposit or cause to be deposited with the Paying Agent a sum sufficient to make the payments to the Certificateholders and the Owner of the Excess Spread in the amounts and in the manner provided for in Section 4.02, such sum to be held in trust for the benefit of the Certificateholders and the Owner of the Excess Spread.

          The Trustee shall cause each Paying Agent to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee that such Paying Agent will hold all sums held by it for the payment to the Certificateholders and the Owner of the Excess Spread in trust for the benefit of the
Certificateholders and such Owner entitled thereto until such sums shall be paid to such Certificateholders and such Owner. Any sums so held by such Paying Agent shall be held only in Eligible Accounts to the extent such sums are not distributed to the Certificateholders and such Owner on the date of receipt by such Paying Agent.

          Section 5.06.  Optional Purchase of Certificates.

          (a)  On any Distribution Date on which the Pool
Stated Principal Balance is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans, either the Master Servicer or the Company shall have the right, at its option, to purchase the Certificates in whole, but not in part, at a price equal to the outstanding Certificate Principal Balance of such Certificates plus the sum of one month's Accrued Certificate Interest thereon and any previously unpaid Accrued Certificate Interest.

          (b)  The Master Servicer or the Company, as
applicable, shall give the Trustee not less than 60 days' prior notice of the Distribution Date on which the Master Servicer or the Company, as applicable, anticipates that it will purchase the Certificates pursuant to Section 5.06(a). Notice of any such purchase, specifying the Distribution Date upon which the Holders may surrender their Certificates to the Trustee for payment in accordance with this Section 5.06, shall be given promptly by the Master Servicer or the Company, as applicable, by letter to Certificateholders (with a copy to the Certificate Registrar and each Rating Agency) mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution, specifying:

               (i) the Distribution Date upon which purchase of the Certificates is anticipated to be made upon presentation and surrender of such Certificates at the office or agency of the Trustee therein designated,

               (ii) the purchase price therefor, if known, and

               (iii)     that the Record Date otherwise
applicable
          to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified.

If either the Master Servicer or the Company gives the notice specified above, the Master Servicer or the Company, as applicable, shall deposit in the Certificate Account before the Distribution Date on which the purchase pursuant to Section 5.06(a) is to be made, in immediately available funds, an amount equal to the purchase price for the Certificates computed as provided above.

          (c)  Upon presentation and surrender of the
Certificates to be purchased pursuant to Section 5.06(a) by the Holders thereof, the Trustee shall distribute to such Holders an amount equal to the outstanding Certificate Principal Balance thereof plus the sum of one month's Accrued Certificate Interest thereon and any previously unpaid Accrued Certificate Interest with respect thereto.

          (d) In the event that any Certificateholders do not surrender their Certificates on or before the Distribution Date on which a purchase pursuant to this Section 5.06 is to be made, the Trustee shall on such date cause all funds in the Certificate Account deposited therein by the Master Servicer or the Company, as applicable, pursuant to Section 5.06(b) to be withdrawn therefrom and deposited in a separate escrow account for the benefit of such Certificateholders, and the Master Servicer or the
Company, as applicable, shall give a second written notice to such
Certificateholders to surrender their Certificates for payment of the purchase price therefor. If within six months after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee shall take appropriate steps as directed by the Master Servicer or the Company, as applicable, to contact the Holders of such Certificates concerning surrender of their Certificates. The costs and expenses of maintaining the escrow account and of contacting Certificateholders shall be paid out of the assets which remain in the escrow account. If within nine months after the second notice any Certificates shall not have been surrendered for cancellation in accordance with this Section 5.06, the Trustee shall pay to the Master Servicer or the Company, as applicable, all amounts distributable to the Holders thereof and the Master Servicer or the Company, as applicable, shall thereafter hold such amounts until distributed to such Holders. No interest shall accrue or be payable to any Certificateholder on any amount held in the escrow account or by the Master Servicer or the Company, as applicable, as a result of such Certificateholder's failure to surrender its Certificate(s) for payment in accordance with this Section 5.06. Any Certificate that is not surrendered on the Distribution Date on which a purchase pursuant to this Section 5.06 occurs as provided above will be deemed to have been purchased and the Holder as of such date will have no rights with respect thereto except to receive the purchase price therefor minus any costs and expenses associated with such escrow account and notices allocated thereto.
Any Certificates so purchased or deemed to have been purchased on such Distribution Date shall remain outstanding hereunder. The Master Servicer or the Company, as applicable, shall be for all purposes the Holder thereof as of such date.
                           ARTICLE VI

               THE COMPANY AND THE MASTER SERVICER

          Section 6.01.  Respective Liabilities of the
                         Company and the Master Servicer.

          The Company and the Master Servicer shall each be liable in accordance herewith only to the extent of the obligations specifically and respectively imposed upon and undertaken by the Company and the Master Servicer herein. By way of illustration and not limitation, the Company is not liable for the servicing and administration of the Mortgage Loans, nor is it obligated by Section 7.01 or Section 10.01 to assume any obligations of the Master Servicer or to appoint a designee to assume such obligations, nor is it liable for any other obligation hereunder that it may, but is not obligated to, assume unless it elects to assume such obligation in accordance herewith.

          Section 6.02. Merger or Consolidation of the Company or the Master Servicer; Assignment of Rights and Delegation of Duties by Master Servicer.

          (a) The Company and the Master Servicer will each keep in full effect its existence, rights and franchises as a corporation under the laws of the state of its incorporation, and will each obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement.

          (b) Any Person into which the Company or the Master Servicer may be merged or consolidated, or any corporation resulting from any merger or consolidation to which the Company or the Master Servicer shall be a party, or any Person succeeding to the business of the Company or the Master Servicer, shall be the successor of the Company or the Master Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person to the Master Servicer shall be qualified to service mortgage loans on behalf of FNMA or FHLMC; and provided further that each Rating Agency's ratings, if any, of the Class A, Class M, Class B or Class R Certificates in effect immediately prior to such merger or consolidation will not be qualified, reduced or withdrawn as a result thereof (as evidenced by a letter to such effect from each Rating Agency).

          (c)  Notwithstanding anything else in this Section
6.02 and Section 6.04 to the contrary, the Master Servicer may assign its rights and delegate its duties and obligations under this Agreement; provided that the Person accepting such assignment or delegation shall be a Person which is qualified to service mortgage loans on behalf of FNMA or FHLMC, is reasonably satisfactory to the Trustee and the Company, is willing to service the Mortgage Loans and executes and delivers to the Company and the Trustee an agreement, in form and substance reasonably satisfactory to the Company and the Trustee, which contains an assumption by such Person of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Master Servicer under this Agreement; provided further that each Rating Agency's rating of the Classes of Certificates that have been rated in effect immediately prior to such assignment and delegation will not be qualified, reduced or withdrawn as a result of such assignment and delegation (as evidenced by a letter to such effect from each Rating Agency).
In
the case of any such assignment and delegation, the Master Servicer shall be released from its obligations under this Agreement, except that the Master Servicer shall remain liable for all liabilities and obligations incurred by it as Master Servicer hereunder prior to the satisfaction of the conditions to such assignment and delegation set forth in the next preceding sentence.

          Section 6.03.  Limitation on Liability of the
                         Company, the Master Servicer and
                         Others.

          Neither the Company, the Master Servicer nor any of the directors, officers, employees or agents of the Company or the
Master Servicer shall be under any liability to the Trust Fund, the Certificateholders or the Owner of the Excess Spread for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Company, the Master Servicer or any such Person against any breach of warranties or representations made herein or any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder.

The Company, the Master Servicer and any director, officer, employee or agent of the Company or the Master Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Company, the Master Servicer and any director, officer, employee or agent of the Company or the Master Servicer shall be indemnified by the Trust Fund and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder.

          Neither the Company nor the Master Servicer shall be under any obligation to appear in, prosecute or defend any legal or administrative action, proceeding, hearing or examination that is not incidental to its respective duties under this Agreement and which in its opinion may involve it in any expense or liability; provided, however, that the Company or the Master Servicer may in its discretion undertake any such action, proceeding, hearing or examination that it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders and the Owner of the Excess Spread hereunder. In such event, the legal expenses and costs of such action, proceeding, hearing or examination and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund, and the Company and the Master Servicer shall be entitled to be reimbursed therefor out of amounts attributable to the Mortgage Loans on deposit in the Custodial Account as provided by Section 3.10 and, on the Distribution Date(s) following such reimbursement, the aggregate of such expenses and costs shall be allocated in reduction of the Accrued Certificate Interest on each Class entitled thereto in the same manner as if such expenses and costs constituted a Prepayment Interest Shortfall.

          Section 6.04.  Company and Master
                         Servicer Not to Resign.

          Subject to the provisions of Section 6.02, neither the Company nor the Master Servicer shall resign from its respective obligations and duties hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination permitting the resignation of the Company or the Master Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the
Trustee. No such resignation by the Master Servicer shall become effective until the Trustee or a successor servicer shall have assumed the Master Servicer's responsibilities and obligations in accordance with Section 7.02.
                           ARTICLE VII

                             DEFAULT

          Section 7.01.  Events of Default.

          Event of Default, wherever used herein, means any one of the following events (whatever reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

               (i)       the Master Servicer shall fail to
          distribute or cause to be distributed to the Owner of the Excess Spread or the Holders of Certificates of any Class any distribution required to be made under the terms of the Certificates of such Class and this Agreement and, in either case, such failure shall continue unremedied for a period of 5 days after the date upon which written notice of such failure, requiring such failure to be remedied, shall have been given to the Master Servicer by the Trustee or the Company or to the Master Servicer, the Company and the Trustee by the Owner of the Excess Spread or the Holders of Certificates of such Class evidencing Percentage Interests aggregating not less than 25%; or

               (ii) the Master Servicer shall fail to observe or perform in any material respect any other of the covenants or agreements on the part of the Master Servicer contained in the Certificates of any Class or in this Agreement and such failure shall continue unremedied for a period of 30 days (except that such number of days shall be 15 in the case of a failure to pay the premium for any Required Insurance Policy) after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee or the Company, or to the Master Servicer, the Company and the Trustee by the Owner of the Excess Spread or the Holders of Certificates of any Class evidencing, in the case of any such Class, Percentage Interests aggregating not less than 25%; or

               (iii)     a decree or order of a court or agency
or
          supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law or appointing a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

               (iv) the Master Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities, or similar proceedings of, or relating to, the Master Servicer or of, or relating to, all or substantially all of the property of the Master Servicer; or

               (v)       the Master Servicer shall admit in
          writing its inability to pay its debts generally as they become due, file a petition to take advantage of, or commence a voluntary case under, any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

               (vi) the Master Servicer shall notify the Trustee pursuant to Section 4.04(b) that it is unable to deposit in the Certificate Account an amount equal to the Advance.

          If an Event of Default described in clauses (i)-(v) of this Section shall occur, then, and in each and every such case, so long as such Event of Default shall not have been remedied, either the Company or the Trustee may, and at the direction of Holders of Certificates or the Owner of the Excess Spread entitled to at least 51% of the Voting Rights, the Trustee shall, by notice in writing to the Master Servicer (and to the Company if given by the Trustee or to the Trustee if given by the Company), terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder. If an Event of Default described in clause (vi) hereof shall occur, the Trustee shall, by notice to the Master Servicer and the
Company, immediately terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder as provided in Section 4.04(b). On or after the receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer under this Agreement, whether with respect to the Certificates (other than as a Holder thereof) or the Mortgage Loans or otherwise, shall subject to Section 7.02 pass to and be vested in the Trustee or the Trustee's designee appointed pursuant to Section 7.02; and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise. The Master Servicer agrees to cooperate with the Trustee in effecting the termination of the Master Servicer's responsibilities and rights hereunder, including, without limitation, the transfer to the Trustee or its designee for administration by it of all cash amounts which shall at the time be credited to the Custodial Account or the Certificate Account or thereafter be received with respect to the Mortgage Loans. No such termination shall release the Master Servicer for any liability that it would otherwise have hereunder for any act or omission prior to the effective time of such termination.

          Notwithstanding any termination of the activities of Residential Funding in its capacity as Master Servicer hereunder, Residential Funding shall be entitled to receive, out of any late collection of a Monthly Payment on a Mortgage Loan which was due prior to the notice terminating Residential Funding's rights and obligations as Master Servicer hereunder and received after such notice, that portion to which Residential Funding would have been entitled pursuant to Sections 3.10(a)(ii), (vi) and (vii) as well as its Servicing Fee in respect thereof, and any other amounts payable to Residential Funding hereunder the entitlement to which arose prior to the termination of its activities hereunder. Upon the termination of Residential Funding as Master Servicer hereunder the Company shall deliver to the Trustee a copy of the Program Guide.

          Section 7.02.  Trustee or Company to Act;
                         Appointment of Successor.

          On and after the time the Master Servicer receives a notice of termination pursuant to Section 7.01 or resigns in accordance with Section 6.04, the Trustee or, upon notice to the Company and with the Company's consent (which shall not be unreasonably withheld) a designee (which meets the standards set forth below) of the Trustee, shall be the successor in all respects to the Master Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Master Servicer (except for the responsibilities, duties and liabilities contained in Sections 2.02 and 2.03(a), excluding the duty to notify related
Subservicers or Sellers as set forth in such Sections, and its obligations to deposit amounts in respect of losses incurred prior to such notice or termination on the investment of funds in the Custodial Account or the Certificate Account pursuant to Sections 3.07(c) and 4.01(b) by the terms and provisions hereof); provided, however, that any failure to perform such duties or responsibilities caused by the preceding Master Servicer's failure to provide information required by Section 4.04 shall not be considered a default by the Trustee hereunder. As compensation therefor, the Trustee shall be entitled to all funds relating to the Mortgage Loans which the Master Servicer would have been entitled to charge to the Custodial Account or the Certificate Account if the Master Servicer had continued to act hereunder and, in addition, shall be entitled to the income from any Permitted Investments made with amounts attributable to the Mortgage Loans held in the Custodial Account or the Certificate Account. If the Trustee has become the successor to the Master Servicer in accordance with Section 6.04 or Section 7.01, then notwithstanding the above, the Trustee may, if it shall be unwilling to so act, or shall, if it is unable to so act, appoint, or petition a court of competent jurisdiction to appoint, any established housing and home finance institution, which is also a FNMA- or FHLMC-approved mortgage servicing institution, having a net worth of not less than $10,000,000 as the successor to the Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder. Pending appointment of a successor to the Master Servicer hereunder, the Trustee shall become successor to the Master Servicer and shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the initial Master Servicer hereunder. The Company, the Trustee, the Custodian and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. The Servicing Fee for any successor Master Servicer appointed pursuant to this Section 7.02 will be lowered with respect to those Mortgage Loans, if any, where the Subservicing Fee accrues at a rate of less than 0.20% per annum in the event that the successor Master Servicer is not servicing such Mortgage Loans directly and it is necessary to raise the related Subservicing Fee to a rate of 0.20% per annum in order to hire a Subservicer with respect to such Mortgage Loans.

          Section 7.03.  Notification to Certificateholders
                         Owner of the Excess Spread.

          (a) Upon any such termination or appointment of a successor to the Master Servicer, the Trustee shall give prompt written notice thereof to the Certificateholders and Owner of the Excess Spread at their respective addresses appearing in the Certificate Register.

          (b) Within 60 days after the occurrence of any Event of Default, the Trustee shall transmit by mail to all Holders of Certificates and the Owner of the Excess Spread notice of each such Event of Default hereunder known to the Trustee, unless such Event of Default shall have been cured or waived.

          Section 7.04.  Waiver of Events of Default.

          The Holders representing at least 66% of the Voting Rights of Certificates affected by a default or Event of Default hereunder, and the Owner of the Excess Spread, if affected thereby, may waive such default or Event of Default; provided, however, that (a) a default or Event of Default under clause (i) of Section 7.01 may be waived only by all of the Holders of Certificates affected by such default or Event of Default and (b) no waiver pursuant to this Section 7.04 shall affect the Holders of Certificates in the manner set forth in Section 11.01(b)(i),
(ii) or (iii). Upon any such waiver of a default or Event of Default by the Holders representing the requisite percentage of Voting Rights of Certificates affected by such default or Event of
Default, such default or Event of Default shall cease to exist and shall be deemed to have been remedied for every purpose hereunder.
No such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon except to the extent expressly so waived.
                          ARTICLE VIII

                     CONCERNING THE TRUSTEE

          Section 8.01.  Duties of Trustee.

          (a) The Trustee, prior to the occurrence of an Event of Default and after the curing of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. In case an Event of Default has occurred (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs.

          (b) The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement. The Trustee shall notify the Certificateholders and the Owner of the Excess Spread of any such documents which do not materially conform to the requirements of this Agreement in the event that the Trustee, after so requesting, does not receive satisfactorily corrected documents.

          The Trustee shall forward or cause to be forwarded in a timely fashion the notices, reports and statements required to be forwarded by the Trustee pursuant to Sections 4.03, 4.06, 7.03 and 10.01. The Trustee shall furnish in a timely fashion to the Master Servicer such information as the Master Servicer may reasonably request from time to time for the Master Servicer to fulfill its duties as set forth in this Agreement. The Trustee covenants and agrees that it shall perform its obligations hereunder in a manner so as to maintain the status of the Trust Fund as a REMIC under the REMIC Provisions and to prevent the imposition of any federal, state or local income, prohibited transaction, contribution or other tax on the Trust Fund to the extent that maintaining such status and avoiding such taxes are reasonably within the control of the Trustee and are reasonably within the scope of its duties under this Agreement.

          (c)  No provision of this Agreement shall be
construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

               (i)       Prior to the occurrence of an Event
          of Default, and after the curing or waiver of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee by the Company or the Master Servicer and which on their face, do not contradict the requirements of this Agreement;

               (ii) The Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

               (iii)     The Trustee shall not be personally
liable
          with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Certificateholders of any Class holding Certificates which evidence, as to such Class, Percentage Interests aggregating not less than 25% as to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement;

               (iv) The Trustee shall not be charged with knowledge of any default (other than a default in payment to the Trustee) specified in clauses (i) and
          (ii) of Section 7.01 or an Event of Default under clauses (iii), (iv) and (v) of Section 7.01 unless a Responsible Officer of the Trustee assigned to and working in the Corporate Trust Office obtains actual knowledge of such failure or event or the Trustee receives written notice of such failure or event at its Corporate Trust Office from the Master Servicer, the Company, any Certificateholder or Owner of the Excess Spread; and

               (v)       Except to the extent provided in
          Section 7.02, no provision in this Agreement shall require the Trustee to expend or risk its own funds (including, without limitation, the making of any Advance) or otherwise incur any personal financial liability in the performance of any of its duties as Trustee hereunder, or in the exercise of any of its rights or powers, if the Trustee shall have reasonable grounds for believing that repayment of funds or adequate indemnity against such risk or liability is not reasonably assured to it.

          (d) The Trustee shall timely pay, from its own funds, the amount of any and all federal, state and local taxes imposed on the Trust Fund or its assets or transactions including, without limitation, (A) "prohibited transaction" penalty taxes as defined in Section 860F of the Code, if, when and as the same shall be due and payable, (B) any tax on contributions to a REMIC after the Closing Date imposed by Section 860G(d) of the Code and
(C) any tax on "net income from foreclosure property" as defined in Section 860G(c) of the Code, but only if such taxes arise out of a breach by the Trustee of its obligations hereunder, which breach constitutes negligence or willful misconduct of the Trustee.

          Section 8.02.  Certain Matters Affecting the
                         Trustee.

          (a)  Except as otherwise provided in Section 8.01:

               (i)       The Trustee may rely and shall be
          protected in acting or refraining from acting upon any resolution, Officers' Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

               (ii) The Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

               (iii) The Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders or the Owner of the Excess Spread, pursuant to the provisions of this Agreement, unless such Certificateholders or such Owner shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default (which has not been cured), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs;

               (iv) The Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

               (v)       Prior to the occurrence of an Event
          of Default hereunder and after the curing of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by Holders of Certificates of any Class evidencing, as to such Class, Percentage Interests, aggregating not less than 50%; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability as a condition to so proceeding. The reasonable expense of every such examination shall be paid by the Master Servicer, if an Event of Default shall have occurred and is continuing, and otherwise by the Certificateholder requesting the investigation;

               (vi) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys;
          and

               (vii) To the extent authorized under the Code and the regulations promulgated thereunder, each Holder of a Class R Certificate hereby irrevocably appoints and authorizes the Trustee to be its attorney-in-fact for purposes of signing any Tax Returns required to be filed on behalf of the Trust Fund. The Trustee shall sign on behalf of the Trust Fund and deliver to the Master Servicer in a timely manner any Tax Returns prepared by or on behalf of the Master Servicer that the Trustee is required to sign as determined by the Master Servicer pursuant to applicable federal, state or local tax laws, provided that the Master Servicer shall indemnify the Trustee for signing any such Tax Returns that contain errors or omissions.

          (b) Following the issuance of the Certificates, the Trustee shall not accept any contribution of assets to the Trust Fund unless it shall have obtained or been furnished with an Opinion of Counsel to the effect that such contribution will not
(i) cause the Trust Fund to fail to qualify as a REMIC at any time that any Certificates are outstanding or (ii) cause the Trust Fund to be subject to any federal tax as a result of such contribution (including the imposition of any federal tax on "prohibited transactions" imposed under Section 860F(a) of the Code).

          Section 8.03.  Trustee Not Liable for
                         Certificates or Mortgage Loans.

          The recitals contained herein and in the Certificates (other than the execution of the Certificates and relating to the acceptance and receipt of the Mortgage Loans) shall be taken as the statements of the Company or the Master Servicer as the case may be, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates (except that the Certificates shall be duly and validly executed and authenticated by it as Certificate Registrar) or of any Mortgage Loan or related document. Except as otherwise provided herein, the Trustee shall not be accountable for the use or application by the Company or the Master Servicer of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Company or the Master Servicer in respect of the Mortgage Loans or deposited in or withdrawn from the Custodial Account or the Certificate Account by the Company or the Master Servicer.

          Section 8.04.  Trustee May Own Certificates.

          The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee.

          Section 8.05.  Master Servicer to Pay Trustee's
                         Fees and Expenses; Indemnification.

          (a) The Master Servicer covenants and agrees to pay to the Trustee and any co-trustee from time to time, and the Trustee and any co-trustee shall be entitled to, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by each of them in the execution of the trusts hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee and any co-trustee, and the Master Servicer will pay or reimburse the Trustee and any co-trustee upon request for all reasonable expenses, disbursements and advances incurred or made by the Trustee or any co-trustee in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ, and the expenses incurred by the Trustee or any co-trustee in connection with the appointment of an office or agency pursuant to Section 8.12) except any such expense, disbursement or advance as may arise from its negligence or bad faith.

          (b) The Master Servicer agrees to indemnify the Trustee for, and to hold the Trustee harmless against, any loss, liability or expense incurred without negligence or willful misconduct on its part, arising out of, or in connection with, the acceptance and administration of the Trust Fund, including the costs and expenses (including reasonable legal fees and expenses) of defending itself against any claim in connection with the exercise or performance of any of its powers or duties under this Agreement, provided that:

               (i)       with respect to any such claim, the
          Trustee shall have given the Master Servicer written notice thereof promptly after the Trustee shall have actual knowledge thereof;

               (ii) while maintaining control over its own defense, the Trustee shall cooperate and consult fully with the Master Servicer in preparing such defense;
          and

               (iii)     notwithstanding anything in this

                         Agreement
          to the contrary, the Master Servicer shall not be liable for settlement of any claim by the Trustee entered into without the prior consent of the Master Servicer which consent shall not be unreasonably withheld.

No termination of this Agreement shall affect the obligations created by this Section 8.05(b) of the Master Servicer to indemnify the Trustee under the conditions and to the extent set forth herein.

          Notwithstanding the foregoing, the indemnification provided by the Master Servicer in this Section 8.05(b) shall not pertain to any loss, liability or expense of the Trustee, including the costs and expenses of defending itself against any claim, incurred in connection with any actions taken by the Trustee at the direction of the Certificateholders or the Owner of the Excess Spread pursuant to the terms of this Agreement.

          Section 8.06.  Eligibility Requirements for
                         Trustee.

          The Trustee hereunder shall at all times be a corporation or a national banking association having its principal office in a state and city acceptable to the Company and organized and doing business under the laws of such state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority. If such corporation or national banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.07.

          Section 8.07.  Resignation and Removal of the
                         Trustee.

          (a) The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Company. Upon receiving such notice of resignation, the Company shall promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

          (b) If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 8.06 and shall fail to resign after written request therefor by the Company, or if at any time the Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Company may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee. In addition, in the event that the Company determines that the Trustee has failed (i) to distribute or cause to be distributed to the Certificateholders or the Owner of the Excess Spread any amount required to be distributed hereunder, if such amount is held by the Trustee or its Paying Agent (other than the Master Servicer or the Company) for distribution or (ii) to otherwise observe or perform in any material respect any of its covenants, agreements or obligations hereunder, and such failure shall continue unremedied for a period of 5 days (in respect of clause
(i) above) or 30 days (in respect of clause (ii) above) after the date on which written notice of such failure, requiring that the same be remedied, shall have been given to the Trustee by the Company, then the Company may remove the Trustee and appoint a successor trustee by written instrument delivered as provided in the preceding sentence. In connection with the appointment of a successor trustee pursuant to the preceding sentence, the Company shall, on or before the date on which any such appointment becomes effective, obtain from each Rating Agency written confirmation that the appointment of any such successor trustee will not result in the reduction of the ratings on any class of the Certificates below the lesser of the then current or original ratings on such Certificates.

          (c) The Holders of Certificates or Excess Spread entitled to at least 51% of the Voting Rights may at any time remove the Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Company, one complete set to the Trustee so removed and one complete set to the successor so appointed.

          (d) Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section shall become effective upon acceptance of appointment by the successor trustee as provided in Section
8.08.

          Section 8.08.  Successor Trustee.

          (a)  Any successor trustee appointed as provided in
Section 8.07 shall execute, acknowledge and deliver to the Company and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein. The predecessor trustee shall deliver to the successor trustee all Mortgage Files and related documents and statements held by it hereunder (other than any Mortgage Files at the time held by a Custodian, which shall become the agent of any successor trustee hereunder), and the Company, the Master Servicer and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations.

          (b) No successor trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor trustee shall be eligible under the provisions of
Section 8.06.

          (c) Upon acceptance of appointment by a successor trustee as provided in this Section, the Company shall mail notice of the succession of such trustee hereunder to all Holders of Certificates or Excess Spread at their addresses as shown in the Certificate Register. If the Company fails to mail such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Company.

          Section 8.09.  Merger or Consolidation of Trustee.

          Any corporation or national banking association into which the Trustee may be merged or converted or with which it may be consolidated or any corporation or national banking association resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or national banking association succeeding to the business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation or national banking association shall be eligible under the provisions of Section 8.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. The Trustee shall mail notice of any such merger or consolidation to the Certificateholders and the Owner of the Excess Spread at their address as shown in the Certificate Register.

          Section 8.10.  Appointment of Co-Trustee
                         or Separate Trustee.

          (a) Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing the same may at the time be located, the Master Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity, such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section 8.10, such powers, duties, obligations, rights and trusts as the Master Servicer and the Trustee may consider necessary or desirable. If the Master Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.06 hereunder and no notice to Holders of Certificates or Excess Spread of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section
8.08 hereof.

          (b) In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 8.10 all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee, and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Master Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

          (c) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

          (d) Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

          Section 8.11.  Appointment of Custodians.

          The Trustee may, with the consent of the Master Servicer and the Company, appoint one or more Custodians who are not Affiliates of the Company, the Master Servicer or any Seller to hold all or a portion of the Mortgage Files as agent for the Trustee, by entering into a Custodial Agreement. Subject to
Article VIII, the Trustee agrees to comply with the terms of each Custodial Agreement and to enforce the terms and provisions thereof against the Custodian for the benefit of the Certificateholders and the Owner of the Excess Spread. Each Custodian shall be a depository institution subject to supervision by federal or state authority, shall have a combined capital and surplus of at least $15,000,000 and shall be qualified to do business in the jurisdiction in which it holds any Mortgage File.

Each Custodial Agreement may be amended only as provided in
Section 11.01. The Trustee shall notify the Certificateholders and the Owner of the Excess Spread of the appointment of any Custodian (other than the Custodian appointed as of the Closing
Date) pursuant to this Section 8.11.

          Section 8.12.  Appointment of Office or Agency.

          The Trustee will maintain an office or agency in the City of New York where Certificates may be surrendered for registration of transfer or exchange. The Trustee initially designates its offices located at 14 Wall Street, 8th Floor, New York, NY 10005 for the purpose of keeping the Certificate Register. The Trustee will maintain an office at the address stated in Section 11.05(c) hereof where notices and demands to or upon the Trustee in respect of this Agreement may be served.
                           ARTICLE IX

                           TERMINATION

          Section 9.01.  Termination Upon Purchase by the
                         Master Servicer or the Company or
                         Liquidation of All Mortgage Loans.

          (a)  Subject to Section 9.02, the respective
obligations and responsibilities of the Company, the Master Servicer and the Trustee created hereby in respect of the Certificates and the Excess Spread (other than the obligation of the Trustee to make certain payments after the Final Distribution Date to Certificateholders and the Owner of the Excess Spread and the obligation of the Company to send certain notices as hereinafter set forth) shall terminate upon the last action required to be taken by the Trustee on the Final Distribution Date pursuant to this Article IX following the earlier of:

               (i)       the later of the final payment or
          other liquidation (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, or

               (ii) the purchase by the Master Servicer or the Company of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Fund at a price equal to 100% of the unpaid principal balance of each Mortgage Loan or, if less than such unpaid principal balance, the fair market value of the related underlying property of such Mortgage Loan with respect to Mortgage Loans as to which title has been acquired if such fair market value is less than such unpaid principal balance (net of any unreimbursed Advances attributable to principal) on the day of repurchase plus accrued interest thereon at the Net Mortgage Rate to, but not including, the first day of the month in which such repurchase price is distributed, provided, however, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof and provided further that the purchase price set forth above shall be increased as is necessary, as determined by the Master Servicer, to avoid disqualification of the Trust Fund as a REMIC.

          The right of the Master Servicer or the Company to purchase all the assets of the Trust Fund pursuant to clause (ii) above is conditioned upon the Pool Stated Principal Balance as of the Final Distribution Date being less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans. If such right is exercised by the Master Servicer, the Master Servicer shall be deemed to have been reimbursed for the full amount of any unreimbursed Advances theretofore made by it with respect to the Mortgage Loans. In addition, the Master Servicer or the Company, as applicable, shall provide to the Trustee the certification required by Section 3.15 and the Trustee and any Custodian shall, promptly following payment of the purchase price, release to the Master Servicer or the Company, as applicable, the Mortgage Files pertaining to the Mortgage Loans being purchased.

          (b) The Master Servicer or, in the case of a final distribution as a result of the exercise by the Company of its right to purchase the assets of the Trust Fund, the Company shall give the Trustee not less than 60 days' prior notice of the Distribution Date on which the Master Servicer or the Company, as applicable, anticipates that the final distribution will be made to Certificateholders and the Owner of the Excess Spread (whether as a result of the exercise by the Master Servicer or the Company of its right to purchase the assets of the Trust Fund or otherwise). Notice of any termination, specifying the anticipated
Final Distribution Date (which shall be a date that would otherwise be a Distribution Date) upon which the Certificateholders may surrender their Certificates to the Trustee
(if so required by the terms hereof) for payment of the final distribution and cancellation, shall be given promptly by the Master Servicer or the Company, as applicable (if it is exercising its right to purchase the assets of the Trust Fund), or by the Trustee (in any other case) by letter to the Certificateholders and the Owner of the Excess Spread mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution specifying:

               (i)       the anticipated Final Distribution
          Date upon which final payment of the Certificates and the Excess Spread is anticipated to be made upon presentation and surrender of Certificates at the office or agency of the Trustee therein designated,

               (ii) the amount of any such final payment, if known, and

               (iii)     that the Record Date otherwise
applicable
          to such Distribution Date is not applicable, and in the case of the Class A Certificates, Class M Certificates and Class R Certificates, that payment will be made only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified.

If the Master Servicer or the Company, as applicable, is obligated to give notice to Certificateholders and the Owner of the Excess Spread as aforesaid, it shall give such notice to the Certificate Registrar at the time such notice is given to Certificateholders and the Owner of the Excess Spread. In the event such notice is given by the Master Servicer or the Company, the Master Servicer or the Company, as applicable, shall deposit in the Certificate Account before the Final Distribution Date in immediately available funds an amount equal to the purchase price for the assets of the Trust Fund computed as above provided.

          (c) In the case of the Class A Certificates, Class M and the Class R Certificates, upon presentation and surrender of the Certificates by the Certificateholders thereof, the Trustee shall distribute to the Certificateholders (i) the amount otherwise distributable on such Distribution Date, if not in connection with the Master Servicer's or the Company's election to repurchase, or (ii) if the Master Servicer or the Company elected to so repurchase, an amount determined as follows: (A) with respect to each Certificate the outstanding Certificate Principal Balance thereof, plus one month's Accrued Certificate Interest and any previously unpaid Accrued Certificate Interest, subject to the priority set forth in Section 4.02(a), and (B) with respect to the
Class R Certificates, any excess of the amounts available for distribution (including the repurchase price specified in clause
(ii) of subsection (a) of this Section) over the total amount distributed under the immediately preceding clause (A) and the Excess Spread. The Trustee shall also distribute to the Owner the
Excess Spread.

          (d) In the event that any Certificateholders shall not surrender their Certificates for final payment and cancellation on or before the Final Distribution Date (if so required by the terms hereof), the Trustee shall on such date cause all funds in the Certificate Account not distributed in final distribution to Certificateholders to be withdrawn therefrom and credited to the remaining Certificateholders by depositing such funds in a separate escrow account for the benefit of such Certificateholders, and the Master Servicer or the Company, as applicable (if it exercised its right to purchase the assets of the Trust Fund), or the Trustee (in any other case) shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within six months after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee shall take appropriate steps as directed by the Master Servicer or the Company, as applicable, to contact the remaining Certificateholders concerning surrender of their Certificates. The costs and expenses of maintaining the escrow account and of contacting Certificateholders shall be paid out of the assets which remain in the escrow account. If within nine months after the second notice any Certificates shall not have been surrendered for cancellation, the Trustee shall pay to the Master Servicer or the Company, as applicable, all amounts distributable to the holders thereof and the Master Servicer or the Company, as applicable, shall thereafter hold such amounts until distributed to such holders. No interest shall accrue or be payable to any Certificateholder on any amount held in the escrow account or by the Master Servicer or the Company, as applicable, as a result of such Certificateholder's failure to surrender its Certificate(s) for final payment thereof in accordance with this Section 9.01.

          Section 9.02.  Additional Termination Requirements.

          (a) The Trust Fund shall be terminated in accordance with the following additional requirements, unless the Trustee and the Master Servicer have received an Opinion of Counsel (which Opinion of Counsel shall not be an expense of the Trustee) to the effect that the failure of the Trust Fund to comply with the requirements of this Section 9.02 will not (i) result in the imposition on the Trust of taxes on "prohibited transactions," as described in Section 860F of the Code, or (ii) cause the Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding:

               (i)       The Master Servicer shall establish
          a 90-day liquidation period for the Trust Fund and specify the first day of such period in a statement attached to the Trust Fund's final Tax Return pursuant to Treasury Regulation Section 1.860F-1. The Master Servicer also shall satisfy all of the requirements of a qualified liquidation for the Trust Fund under
          Section 860F of the Code and regulations thereunder;

               (ii) The Master Servicer shall notify the
          Trustee at the commencement of such 90-day liquidation period and, at or prior to the time of making of the final payment on the Certificates, the Trustee shall sell or otherwise dispose of all of the remaining assets of the Trust Fund in accordance with the terms hereof; and

               (iii) If the Master Servicer is exercising its right to purchase the assets of the Trust Fund, the Master Servicer shall, during the 90-day liquidation period and at or prior to the Final Distribution Date, purchase all of the assets of the Trust Fund for cash; provided, however, that in the event that a calendar quarter ends after the commencement of the 90-day liquidation period but prior to the Final Distribution Date, the Master Servicer shall not purchase any of the assets of the Trust Fund prior to the close of that calendar quarter.

          (b) Each Holder of a Certificate and the Trustee hereby irrevocably approves and appoints the Master Servicer as its attorney-in-fact to adopt a plan of complete liquidation for the REMIC at the expense of the Trust Fund in accordance with the terms and conditions of this Agreement.
                            ARTICLE X

                        REMIC PROVISIONS

          Section 10.01. REMIC Administration.

               (a)  The REMIC Administrator shall make an
election to treat the Trust Fund as a REMIC under the Code and, if necessary, under applicable state law. Such election will be made on Form 1066 or other appropriate federal tax or information return (including Form 8811) or any appropriate state return for the taxable year ending on the last day of the calendar year in which the Certificates are issued. For the purposes of the REMIC election in respect of the Trust Fund, the Class A, Class M, Class
B Certificates and the Excess Spread shall be designated as the "regular interests" and the Class R Certificates shall be designated as the sole class of "residual interest" in the Trust Fund. The REMIC Administrator and the Trustee shall not permit the creation of any "interests" (within the meaning of Section 860G of the Code) in the Trust Fund other than the regular interests and the interests represented by the Class R Certificates, respectively.

               (b) The Closing Date is hereby designated as the "startup day" of the Trust Fund within the meaning of Section
860G(a)(9) of the Code.

               (c)  The REMIC Administrator shall hold a Class
R Certificate representing a 0.01% Percentage Interest of the Class R Certificates and shall be designated as the tax matters person with respect to the Trust Fund in the manner provided under
Treasury Regulation Section 1.860F-4(d) and temporary Treasury Regulation Section 301.6231(a)(7)-1T. The REMIC Administrator, as tax matters person, shall (i) act on behalf of the Trust Fund in relation to any tax matter or controversy involving the Trust Fund and (ii) represent the Trust Fund in any administrative or judicial proceeding relating to an examination or audit by any governmental taxing authority with respect thereto. The legal expenses, including without limitation attorneys' or accountants' fees, and costs of any such proceeding and any liability resulting therefrom shall be expenses of the Trust Fund and the REMIC Administrator shall be entitled to reimbursement therefor out of amounts attributable to the Mortgage Loans on deposit in the Custodial Account as provided by Section 3.10 unless such legal expenses and costs are incurred by reason of the REMIC Administrator's willful misfeasance, bad faith or gross negligence. If the REMIC Administrator is no longer the Master Servicer hereunder at its option it may continue its duties as REMIC Administrator and shall be paid reasonable compensation by any successor Master Servicer hereto for so acting as the REMIC Administrator.

               (d) The REMIC Administrator shall prepare or cause to be prepared all of the Tax Returns that it determines are required with respect to the Trust Fund and deliver such Tax Returns in a timely manner to the Trustee and the Trustee shall sign and file such Tax Returns in a timely manner. The expenses of preparing such returns shall be borne by the REMIC Administrator without any right of reimbursement therefor. The REMIC Administrator agrees to indemnify and hold harmless the Trustee with respect to any tax or liability arising from the Trustee's signing of Tax Returns that contain errors or omissions.

               (e) The REMIC Administrator shall provide (i) to any Transferor of a Class R Certificate such information as is necessary for the application of any tax relating to the transfer of a Class R Certificate to any Person who is not a Permitted Transferee, (ii) to the Trustee and the Trustee shall forward to the Certificateholders such information or reports as are required by the Code or the REMIC Provisions including reports relating to interest, original issue discount and market discount or premium (using the Prepayment Assumption) and (iii) to the Internal Revenue Service the name, title, address and telephone number of the person who will serve as the representative of the Trust Fund.


               (f)  The Master Servicer and the REMIC
Administrator shall take such actions and shall cause the Trust Fund to take such actions as are reasonably within the Master Servicer's or the REMIC Administrator's control and the scope of its duties more specifically set forth herein as shall be necessary to maintain the status thereof as a REMIC under the REMIC Provisions (and the Trustee shall assist the Master Servicer and the REMIC Administrator, to the extent reasonably requested by the Master Servicer and the REMIC Administrator to do so). The Master Servicer and the REMIC Administrator shall not knowingly or intentionally take any action, cause the Trust Fund to take any action or fail to take (or fail to cause to be taken) any action reasonably within its control and the scope of duties more specifically set forth herein, that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of the Trust Fund as a REMIC or (ii) result in the imposition of a tax upon the Trust Fund (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in Section 860G(d) of the Code) (either such event, an "Adverse REMIC Event") unless the Master Servicer or the REMIC Administrator, as applicable, has received an Opinion of Counsel (at the expense of the party seeking to take such action or, if such party fails to pay such expense, and the Master Servicer or the REMIC Administrator, as applicable, determines that taking such action is in the best interest of the Trust Fund and the Certificateholders, at the expense of the Trust Fund, but in no event at the expense of the Master Servicer, the REMIC Administrator or the Trustee) to the effect that the contemplated action will not, with respect to the Trust Fund, endanger such status or, unless the Master Servicer or the REMIC Administrator, as applicable, determines in its their discretion to indemnify the
Trust Fund against such tax, result in the imposition of such a tax. The Trustee shall not take or fail to take any action (whether or not authorized hereunder) as to which the Master Servicer or the REMIC Administrator, as applicable, has advised it in writing that it has received an Opinion of Counsel to the effect that an Adverse REMIC Event could occur with respect to such action. In addition, prior to taking any action with respect to the Trust Fund or its assets, or causing the Trust Fund to take any action, which is not expressly permitted under the terms of this Agreement, the Trustee will consult with the Master Servicer or the REMIC Administrator, as applicable, or its designee, in writing, with respect to whether such action could cause an Adverse REMIC Event to occur with respect to the Trust Fund, and the Trustee shall not take any such action or cause the Trust Fund to take any such action as to which the Master Servicer or the REMIC Administrator, as applicable, has advised it in writing that an Adverse REMIC Event could occur. The Master Servicer or the REMIC Administrator, as applicable, may consult with counsel to make such written advice, and the cost of same shall be borne by the party seeking to take the action not expressly permitted by this Agreement, but in no event at the expense of the Master Servicer or the REMIC Administrator. At all times as may be required by the Code, the Master Servicer will to the extent within its control and the scope of its duties more specifically set forth herein, maintain substantially all of the assets of the Trust Fund as "qualified mortgages" as defined in Section 860G(a)(3) of the Code and "permitted investments" as defined in
Section 860G(a)(5) of the Code.

               (g)  In the event that any tax is imposed on
"prohibited transactions" of the Trust Fund as defined in Section 860F(a)(2) of the Code, on "net income from foreclosure property" of the Trust Fund as defined in Section 860G(c) of the Code, on any contributions to the Trust Fund after the Startup Day therefor pursuant to Section 860G(d) of the Code, or any other tax is imposed by the Code or any applicable provisions of state or local tax laws, such tax shall be charged (i) to the Master Servicer, if such tax arises out of or results from a breach by the Master Servicer of any of its obligations under this Agreement or the Master Servicer has in its sole discretion determined to indemnify the Trust Fund against such tax, (ii) to the Trustee, if such tax arises out of or results from a breach by the Trustee of any of its obligations under this Article X, or otherwise (iii) against amounts on deposit in the Custodial Account as provided by Section
3.10 and on the Distribution Date(s) following such reimbursement the aggregate of such taxes shall be allocated in reduction of the
Accrued Certificate Interest on each Class entitled thereto in the same manner as if such taxes constituted a Prepayment Interest Shortfall.

               (h) The Trustee and the Master Servicer shall, for federal income tax purposes, maintain books and records with respect to the Trust Fund on a calendar year and on an accrual basis or as otherwise may be required by the REMIC Provisions.

               (i)  Following the Startup Day, neither the
Master Servicer nor the Trustee shall accept any contributions of assets to the Trust Fund unless the Master Servicer and the Trustee shall have received an Opinion of Counsel (at the expense of the party seeking to make such contribution) to the effect that the inclusion of such assets in the Trust Fund will not cause the Trust Fund to fail to qualify as a REMIC at any time that any Certificates are outstanding or subject the Trust Fund to any tax under the REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.

               (j)  Neither the Master Servicer nor the
Trustee shall enter into any arrangement by which the Trust Fund will receive a fee or other compensation for services nor permit either such REMIC to receive any income from assets other than "qualified mortgages" as defined in Section 860G(a)(3) of the Code or "permitted investments" as defined in Section 860G(a)(5) of the
Code.

               (k)  The Maturity Date of each Class of
Certificates representing a regular interest in the Trust Fund is January 25, 2011, which is the Distribution Date one month following the latest scheduled maturity of any Mortgage Loan.

               (l)  Within 30 days after the Closing Date, the
REMIC Administrator shall prepare and file with the Internal
Revenue Service Form 8811, "Information Return for Real Estate
Mortgage Investment Conduits (REMIC) and Issuers of
Collateralized
Debt Obligations" for the Trust Fund.

               (m)  Neither the Trustee nor the Master
Servicer shall sell, dispose of or substitute for any of the Mortgage Loans (except in connection with (i) the default, imminent default or foreclosure of a Mortgage Loan, including but not limited to, the acquisition or sale of a Mortgaged Property acquired by deed in lieu of foreclosure, (ii) the bankruptcy of the Trust Fund, (iii) the termination of the Trust Fund pursuant to Article IX of this Agreement or (iv) a purchase of Mortgage Loans pursuant to Article II or III of this Agreement) nor acquire any assets for the Trust Fund, nor sell or dispose of any investments in the Custodial Account or the Certificate Account for gain, nor accept any contributions to the Trust Fund after the
Closing Date unless it has received an Opinion of Counsel that such sale, disposition, substitution or acquisition will not (a) affect adversely the status of the Trust Fund as a REMIC or (b) unless the Master Servicer has determined in its sole discretion to indemnify the Trust Fund against such tax, cause the Trust Fund to be subject to a tax on "prohibited transactions" or "contributions" pursuant to the REMIC Provisions.

               Section 10.02.  Master Servicer and Trustee
Indemnification.

               (a) The Trustee agrees to indemnify the Trust Fund, the Company and the Master Servicer for any taxes and costs including, without limitation, any reasonable attorneys fees imposed on or incurred by the Trust Fund, the Company or the Master Servicer, as a result of a breach of the Trustee's covenants set forth in Article VIII or this Article X.

               (b)  The Master Servicer agrees to indemnify
the Trust Fund, the Company and the Trustee for any taxes and costs (including, without limitation, any reasonable attorneys' fees) imposed on or incurred by the Trust Fund, the Company or the
Trustee, as a result of a breach of the Master Servicer's covenants set forth in this Article X or in Article III with respect to compliance with the REMIC Provisions, including without limitation, any penalties arising from the Trustee's execution of Tax Returns prepared by the Master Servicer that contain errors or omissions.


                           ARTICLE XI

                    MISCELLANEOUS PROVISIONS

          Section 11.01. Amendment.

          (a) This Agreement or any Custodial Agreement may be amended from time to time by the Company, the Master Servicer and the Trustee, without the consent of any of the Certificateholders:

               (i)       to cure any ambiguity,

               (ii) to correct or supplement any provisions herein or therein, which may be inconsistent with any other provisions herein or therein or to correct any error,

               (iii)     to modify, eliminate or add to any of

                         its
          provisions to such extent as shall be necessary or desirable to maintain the qualification of the Trust Fund as a REMIC at all times that any Certificate is outstanding or to avoid or minimize the risk of the imposition of any tax on the Trust Fund pursuant to the Code that would be a claim against the Trust Fund, provided that the Trustee has received an Opinion of Counsel to the effect that (A) such action is necessary or desirable to maintain such qualification or to avoid or minimize the risk of the imposition of any such tax and (B) such action will not adversely affect in any material respect the interests of any Certificateholder,

               (iv) to change the timing and/or nature of deposits into the Custodial Account or the Certificate Account or to change the name in which the Custodial Account is maintained, provided that (A) the Certificate Account Deposit Date shall in no event be later than the related Distribution Date, (B) such change shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder and (C) such change shall not result in a reduction of the rating assigned to any Class of Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date, as evidenced by a letter from each Rating Agency to such effect,

               (v)       to modify, eliminate or add to the
          provisions of Section 5.02(g) or any other provision hereof restricting transfer of the Class R Certificates by virtue of their being the "residual interests" in the REMIC, respectively, provided that
          (A) such change shall not result in reduction of the rating assigned to any such Class of Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date, as evidenced by a letter from each Rating Agency to such effect, and (B) such change shall not, as evidenced by an Opinion of Counsel (at the expense of the party seeking so to modify, eliminate or add such provisions), cause either the Trust Fund or any of the Certificateholders (other than the transferor) to be subject to a federal tax caused by a transfer to a Person that is not a Permitted Transferee, or

               (vi) to provide for the Excess Spread to be certificated and designated as a Senior Certificate, or

               (vii)     to make any other provisions with
respect
          to matters or questions arising under this Agreement or such Custodial Agreement which shall not be materially inconsistent with the provisions of this Agreement, provided that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder.

          (b) This Agreement or any Custodial Agreement may also be amended from time to time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby and the Owner of the Excess Spread, if affected thereby, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or such Custodial Agreement or of modifying in any manner the rights of the Holders of Certificates of such Class or of the Excess Spread; provided, however, that no such amendment shall:

               (i)       reduce in any manner the amount of,
          or delay the timing of, payments which are required to be distributed on any Certificate or the Excess Spread without the consent of the Holder of such Certificate or the Owner of the Excess Spread,

               (ii) reduce the aforesaid percentage of
          Certificates of any Class the Holders of which are required to consent to any such amendment, in any such case without the consent of the Holders of all Certificates of such Class then outstanding.

          (c) Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel (at the expense of the party seeking such amendment) to the effect that such amendment or the exercise of any power granted to the Master Servicer, the Company or the Trustee in accordance with such amendment will not result in the imposition of a federal tax on the Trust Fund or cause the Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding.

          (d) Promptly after the execution of any such amendment the Trustee shall furnish written notification of the substance of such amendment to each Certificateholder and Owner of the Excess Spread. It shall not be necessary for the consent of Certificateholders under this Section 11.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

          (e) The Company shall have the option, in its sole discretion, to obtain and deliver to the Trustee any corporate guaranty, payment obligation, irrevocable letter of credit, surety bond, insurance policy or similar instrument or a reserve fund, or any combination of the foregoing, for the purpose of protecting the Holders of the Class B Certificates against any or all Realized Losses or other shortfalls. Any such instrument or fund shall be held by the Trustee for the benefit of the Class B Certificateholders, but shall not be and shall not be deemed to be under any circumstances included in the Trust Fund. To the extent that any such instrument or fund constitutes a reserve fund for federal income tax purposes, (i) any reserve fund so established shall be an outside reserve fund and not an asset of the Trust Fund, (ii) any such reserve fund shall be owned by the Company, and (iii) amounts transferred by the Trust Fund to any such reserve fund shall be treated as amounts distributed by the Trust Fund to the Company or any successor, all within the meaning of Treasury Regulation Section 1.860G-2(h) as it reads as of the Cut-off Date. In connection with the provision of any such instrument or fund, this Agreement and any provision hereof may be modified, added to, deleted or otherwise amended in any manner that is related or incidental to such instrument or fund or the establishment or administration thereof, such amendment to be made by written instrument executed or consented to by the Company but without the consent of any Certificateholder and without the consent of the Master Servicer or the Trustee being required unless any such amendment would impose any additional obligation on, or otherwise adversely affect the interests of the Class A Certificateholders, the Class R Certificateholders, the Class M Certificateholders, the Master Servicer or the Trustee, as applicable; provided that the Company obtains an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that any such amendment will not cause (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section
860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code and (b) cause the Trust
Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding. In the event that the Company elects to provide such coverage in the form of a limited guaranty provided by General Motors Acceptance Corporation, the Company may elect that the text of such amendment to this Agreement shall be substantially in the form attached hereto as Exhibit M (in which case Residential Funding's Subordinate Certificate Loss Obligation as described in such exhibit shall be established by Residential Funding's consent to such amendment) and that the limited guaranty shall be executed in the form attached hereto as Exhibit N, with such changes as the Company shall deem to be appropriate; it being understood that the Trustee has reviewed and approved the content of such forms and that the Trustee's consent or approval to the use thereof is not required.

          Section 11.02. Recordation of Agreement;
                         Counterparts.

          (a) To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer and at its expense on direction by the Trustee (pursuant to the request of Holders of Certificates entitled to at least 25% of the Voting Rights), but only upon direction accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

          (b) For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

          Section 11.03. Limitation on Rights
                         of Certificateholders.

          (a) The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust Fund, nor otherwise affect the rights, obligations and liabilities of any of the parties hereto.

          (b) Neither the Owner of the Excess Spread, nor any Certificateholder shall have any right to vote (except as expressly provided herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders or Owner of the Excess Spread from time to time as partners or members of an association; nor shall any Certificateholder or Owner of the Excess Spread be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

          (c) Neither the Owner of the Excess Spread, nor any Certificateholder shall have any right by virtue of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates of any Class evidencing in the aggregate not less than 25% of the related Percentage Interests of such Class, shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding it being understood and intended, and being expressly covenanted by each Certificateholder and Owner of the with every other Certificateholder and the Trustee, that no one or more Holders of Certificates of any Class shall have any right in any manner whatever by virtue of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates of such Class or any other Class, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the common benefit of Certificateholders of such Class or all Classes, as the case may be. For the protection and enforcement of the provisions of this
Section 11.03, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

          Section 11.04. Governing Law.

          This agreement and the Certificates shall be governed by and construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

          Section 11.05. Notices.

          All demands and notices hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid (except for notices to the Trustee which shall be deemed to have been duly
given only when received), to (a) in the case of the Company,
8400
Normandale Lake Boulevard, Suite 700, Minneapolis, Minnesota 55437, Attention: President, or such other address as may hereafter be furnished to the Master Servicer and the Trustee in writing by the Company, (b) in the case of the Master Servicer, 10
Universal City Plaza, Suite 2100, Universal City, California 91608, Attention: Ms. Becker or such other address as may be hereafter furnished to the Company and the Trustee by the Master Servicer in writing, (c) in the case of the Trustee, The First National Bank of Chicago, One First National Plaza, Mail Suite 0126, Chicago, IL 60670-0126, Attention: Residential Funding Corporation Series 1996-S2 or such other address as may hereafter be furnished to the Company and the Master Servicer in writing by the Trustee, (d) in the case of Fitch, One State Street Plaza, New
York, New York 10004, or such other address as may hereafter be furnished to the Company, the Trustee and the Master Servicer in writing by Fitch and (e) in the case of Standard & Poor's, 26 Broadway, New York, New York 10004 or such other address as may be hereafter furnished to the Company, Trustee, and Master Servicer by Standard & Poor's. Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

          Section 11.06. Notices to Rating Agency.

          The Company, the Master Servicer or the Trustee, as applicable, shall notify each Rating Agency and the Subservicer at such time as it is otherwise required pursuant to this Agreement to give notice of the occurrence of, any of the events described in clause (a), (b), (c), (d), (g), (h), (i) or (j) below or provide a copy to each Rating Agency at such time as otherwise required to be delivered pursuant to this Agreement of any of the statements described in clauses (e) and (f) below:

               (a)  a material change or amendment to this
          Agreement,

               (b)  the occurrence of an Event of Default,

               (c)  the termination or appointment of a
          successor Master Servicer or Trustee or a change in the majority ownership of the Trustee,

               (d) the filing of any claim under the Master Servicer's blanket fidelity bond and the errors and omissions insurance policy required by Section 3.12 or the cancellation or modification of coverage under any such instrument,

               (e) the statement required to be delivered to the Holders of each Class of Certificates and the Owner of the Excess Spread pursuant to Section 4.03,

               (f)  the statements required to be delivered
          pursuant to Sections 3.18 and 3.19,

               (g)  a change in the location of the Custodial
          Account or the Certificate Account,

               (h)  the occurrence of any monthly cash flow
          shortfall to the Holders of any Class of Certificates or Owner of the Excess Spread resulting from the failure by the Master Servicer to make an Advance pursuant to Section 4.04,

               (i)  the occurrence of the Final Distribution
          Date, and

               (j) the repurchase of or substitution for any Mortgage Loan,

provided, however, that with respect to notice of the occurrence of the events described in clauses (d), (g) or (h) above, the Master Servicer shall provide prompt written notice to each Rating
Agency and the Subservicer of any such event known to the Master
Servicer.

          Section 11.07. Severability of Provisions.

          If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.
          IN WITNESS WHEREOF, the Company, the Master Servicer and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized and their respective seals, duly attested, to be hereunto affixed, all as of the day and year first above written.

                             RESIDENTIAL FUNDING MORTGAGE
                             SECURITIES I, INC.

[Seal]
                             By:
                                 Name:
                                 Title:  Vice President

Attest:
        Name:
        Title: Vice President


                             RESIDENTIAL FUNDING
                             CORPORATION

[Seal]
                             By:
                                 Name:
                                 Title:  Director


Attest:
        Name:
        Title:  Director


                             THE FIRST NATIONAL BANK OF
                             CHICAGO, as Trustee

[Seal]
                             By:
                               Name:
                               Title:

Attest:
        Name:
        Title:
STATE OF NEW YORK    )
                     ) ss.:
COUNTY OF NEW YORK )


         On the 30th day of January, 1996 before me, a notary public in and for said State, personally appeared Jill M. Johnson, known to me to be a Vice President of Residential Funding Mortgage
Securities I, Inc., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                     Notary Public

[Notarial Seal]


STATE OF MINNESOTA   )
                     ) ss.:
COUNTY OF HENNEPIN   )


         On the 30th day of January, 1996 before me, a notary public in and for said State, personally appeared _____________, known to me to be a Director of Residential Funding Corporation, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                     Notary Public

[Notarial Seal]
STATE OF             )
                     ) ss.:
COUNTY OF            )


         On the 30th day of January, 1996 before me, a notary public in and for said State, personally appeared __________________________________, known to me to be a Vice
President of The First National Bank of Chicago, the national banking association that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                     Notary Public

[Notarial Seal]



                            EXHIBIT A

                   FORM OF CLASS A CERTIFICATE




          SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986.

          [THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS January 30, 1996. THE INITIAL PER ANNUM RATE OF INTEREST ON THIS CERTIFICATE IS 6.75% ASSUMING THAT THE MORTGAGE LOANS PREPAY AT ___% OF THE STANDARD PREPAYMENT ASSUMPTION (AS DESCRIBED IN THE PROSPECTUS SUPPLEMENT), [AND ASSUMING A CONSTANT PASS-THROUGH RATE EQUAL TO THE INITIAL PASS-THROUGH RATE,] THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $_____ OF OID PER $1,000 OF INITIAL CERTIFICATE PRINCIPAL BALANCE,
THE YIELD TO MATURITY IS ___% AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $_______ PER $1,000 OF INITIAL CERTIFICATE PRINCIPAL BALANCE, COMPUTED USING THE APPROXIMATE METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE STANDARD PREPAYMENT ASSUMPTION OR AT ANY OTHER RATE OR AS TO THE CONSTANCY OF THE PASS-THROUGH RATE.]

Certificate No. ____           [6.75%][0.00%] Pass-Through
                                     Rate

Class A-_ Senior

Date of Pooling and Servicing
Agreement and Cut-off Date:            Percentage Interest: ___%
January 1, 1996
                               Aggregate Initial
                               Certificate Principal
                               Balance of the Class A-_
                               Certificates :
                               $____________
First Distribution Date:
February 26, 1996

Master Servicer:               Initial Certificate
                               Principal
Residential Funding            Balance of this
Corporation                    Certificate:
                                $_____________]

Assumed Final
Distribution Date:             CUSIP 760944-_____
January 25, 2011


                MORTGAGE PASS-THROUGH CERTIFICATE
                         SERIES 1996-S2

    evidencing a percentage interest in the distributions allocable to the Class A-_ Certificates with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL
    FUNDING MORTGAGE SECURITIES I, INC.

         This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Corporation or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee or GMAC Mortgage Corporation or any of their affiliates. None of the
Company, the Master Servicer, GMAC Mortgage Corporation or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

         This certifies that _____________________________ is
the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Initial Certificate Principal Balance of this Certificate by the aggregate Initial Certificate Principal Balance of all Class A-_ Certificates, both as specified above) in certain distributions with respect to the Trust Fund consisting primarily of an interest in a pool of conventional one- to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Funding Mortgage Securities I, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and The First National Bank of Chicago, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount [of interest and] principal, if any required to be distributed to Holders of Class A-_ Certificates on such Distribution Date.

         Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

         Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this
Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of distributions allocable to principal and any Realized Losses allocable hereto.

         This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage
Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

         The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

         As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of Certificateholders and Owner of the Excess Spread may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders and Owner of the Excess Spread, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

         The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders and the Owner of the Excess Spread under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby and the Owner of the Excess Spread, if affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The
Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

         The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, the Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

         This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

         The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders and Owner of the Excess Spread of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer or the Company from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer or the Company to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal
Balance of the Mortgage Loans.

         Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.
         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:                         THE FIRST NATIONAL BANK OF
                               CHICAGO, as Trustee


                               By:
                                       Authorized
Signatory



                  CERTIFICATE OF AUTHENTICATION

         This is one of the Class A-_ Certificates referred to in the within-mentioned Agreement.

                               THE FIRST NATIONAL BANK OF
                               CHICAGO, as Certificate
                               Registrar


                               By:
                                       Authorized
Signatory
                           ASSIGNMENT


         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto


                                      (Please print or typewrite
name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust
Fund.

         I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:





Dated:
                         Signature by or on behalf of
assignor




                                       Signature
Guaranteed

                    DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to for the
account of                                               account
number                 , or, if mailed by check, to


                                                 Applicable
statements should be mailed to


                                               .

         This information is provided by
     , the assignee named above, or


  , as its agent.
                            EXHIBIT B

                   FORM OF CLASS M CERTIFICATE


THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS
A CERTIFICATES[,][AND] THE CLASS R CERTIFICATES[,][AND] THE CLASS
M-1 CERTIFICATES] [AND THE CLASS M-2 CERTIFICATES] AS DESCRIBED
IN THE AGREEMENT (AS DEFINED BELOW).

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO AN EMPLOYEE BENEFIT OR OTHER PLAN SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, ("ERISA"), OR SECTION 4975 OF THE CODE, OR TO ANY PERSON WHO IS USING "PLAN ASSETS" OF ANY SUCH PLAN TO ACQUIRE THIS CERTIFICATE, UNLESS THE TRANSFEREE PROVIDES AN OPINION OF COUNSEL OR CERTIFICATION PURSUANT TO SECTION 5.02(e) OF THE POOLING AND SERVICING AGREEMENT (THE "AGREEMENT") SATISFACTORY TO THE MASTER SERVICER, THE COMPANY AND THE TRUSTEE THAT THE PURCHASE OF THIS CERTIFICATE BY, ON BEHALF OF, OR WITH "PLAN ASSETS" OF SUCH PLAN IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE MASTER SERVICER, THE COMPANY OR THE TRUSTEE TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

[THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS January 30, 1996. THE PER ANNUM RATE OF INTEREST ON THIS CERTIFICATE IS 6.75% ASSUMING THAT THE MORTGAGE LOANS PREPAY AT ___% OF THE STANDARD PREPAYMENT ASSUMPTION (AS DESCRIBED IN THE PROSPECTUS SUPPLEMENT), THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $_______ OF OID PER $1,000 OF INITIAL CERTIFICATE PRINCIPAL BALANCE, THE YIELD TO MATURITY IS

____% AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $_______ PER $1,000 OF INITIAL CERTIFICATE PRINCIPAL BALANCE, COMPUTED UNDER THE APPROXIMATE METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE STANDARD PREPAYMENT ASSUMPTION OR AT ANY OTHER RATE.]
Certificate No. ___                  6.75% Pass-Through
                                     Rate

Class M-    Subordinate                Aggregate Initial
Certificate                            Principal
                                       Balance of the Class M

                                       Certificates:
                                       $___________

Date of Pooling and Servicing
Agreement and Cut-off Date:
January 1, 1996                      Initial Certificate
                                     Principal Balance of this

                                     Certificate:
                                     $____________

First Distribution Date:
February 26, 1996
                                     CUSIP: 760944-_____
Master Servicer:
Residential Funding Corporation

Assumed Final Distribution Date:
January 25, 2011



               MORTGAGE PASS-THROUGH CERTIFICATE,
                         SERIES 1996-S2

    evidencing a percentage interest in any distributions allocable to the Class M-__ Certificates with respect to the Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL
    FUNDING MORTGAGE SECURITIES I, INC.

         This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Corporation or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee or GMAC Mortgage Corporation or any of their affiliates. None of the
Company, the Master Servicer, GMAC Mortgage Corporation or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

         This certifies that _________________________ is the
registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Certificate Principal Balance of this Certificate by the aggregate Certificate Principal
Balance of all Class M-_ Certificates, both as specified above) in certain distributions with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Funding Mortgage Securities I, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and The First National Bank of Chicago, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this
Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount of interest and principal, if any required to be distributed to Holders of Class M-_ Certificates on such Distribution Date.

         Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

         Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this
Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of the distributions allocable to principal and any Realized Losses allocable hereto.

         In connection with any transfer of a Class M-_ Certificate, the Trustee (unless otherwise directed by the Company) will require (i) a representation letter, in the form as described by the Agreement, stating that the transferee is not an employee benefit or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or Section 4975 of the Internal Revenue Code (the "Code"), an investment manager, a named fiduciary or any other person using "plan assets" of any such plan to effect such acquisition (a "Plan Investor") or (ii) if such transferee is a Plan Investor, an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer with respect to the permissibility of such transfer under ERISA and Section 4975 of the Code and stating, among other things, that the transferee's acquisition of a Class M-_ Certificate will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code.

         This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage
Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

         The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

         As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of Certificateholders and the Owner of the Excess Spread may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders and Owner of the Excess Spread, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

         The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders and the Owner of the Excess Spread under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby and the Owner of the Excess Spread, if affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The
Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

         The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, the Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

         This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

         The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer or the Company from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer or the Company to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.
         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:                         THE FIRST NATIONAL BANK OF
CHICAGO, as Trustee


                               By:
                                       Authorized
Signatory




                  CERTIFICATE OF AUTHENTICATION

         This is one of the Class M-__ Certificates referred to in the within-mentioned Agreement.

                               THE FIRST NATIONAL BANK OF
                               CHICAGO, as Certificate
                               Registrar

                               By:
                                       Authorized
Signatory
                           ASSIGNMENT


         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto


                                      (Please print or typewrite
name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust
Fund.

         I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:





Dated:
                         Signature by or on behalf of
assignor




                                       Signature
Guaranteed

                    DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to for the
account of                                               account
number                 , or, if mailed by check, to


                                                 Applicable
statements should be mailed to


                                               .

         This information is provided by
     , the assignee named above, or


  , as its agent.
                            EXHIBIT C

                   FORM OF CLASS B CERTIFICATE

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES, THE CLASS R CERTIFICATES[,][AND] THE CLASS M CERTIFICATES[[,][AND] THE CLASS B-1 CERTIFICATES] [AND THE CLASS B-2 CERTIFICATES] AS DESCRIBED IN THE AGREEMENT (AS DEFINED HEREIN).

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT (THE "AGREEMENT").

NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO AN EMPLOYEE BENEFIT OR OTHER PLAN SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE"), OR TO ANY PERSON WHO IS USING "PLAN ASSETS" OF ANY SUCH PLAN TO ACQUIRE THIS CERTIFICATE, UNLESS THE TRANSFEREE PROVIDES AN OPINION OF COUNSEL OR CERTIFICATION PURSUANT TO SECTION 5.02(e) OF THE AGREEMENT SATISFACTORY TO THE MASTER SERVICER, THE COMPANY AND THE TRUSTEE THAT THE PURCHASE OF THIS CERTIFICATE BY, ON BEHALF OF, OR WITH "PLAN ASSETS" OF SUCH PLAN IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE MASTER SERVICER, THE COMPANY OR THE TRUSTEE TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE CODE. THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS January 30, 1996. THE PER ANNUM RATE OF INTEREST ON THIS CERTIFICATE IS 6.75%. ASSUMING THAT THE MORTGAGE LOANS PREPAY AT ___% OF THE STANDARD PREPAYMENT ASSUMPTION (AS DESCRIBED IN THE PROSPECTUS SUPPLEMENT), THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $___ OF OID PER $1,000 OF INITIAL CERTIFICATE PRINCIPAL BALANCE, THE YIELD TO MATURITY IS ____% AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $____ PER $1,000 OF INITIAL CERTIFICATE PRINCIPAL BALANCE, COMPUTED UNDER THE APPROXIMATE METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE STANDARD PREPAYMENT ASSUMPTION OR AT ANY OTHER RATE.
Certificate No. __                   6.75 % Pass-Through
                                     Rate

Class B-_ Subordinate                Aggregate Initial
Certificate                          Principal
                                     Balance of the

                                     Class B-_
                                     Certificates: $___________
Date of Pooling and Servicing
Agreement and Cut-off Date:
January 1, 1996


                                     Initial Certificate
                                     Principal Balance of

                                     this
                                     Certificate: $____________
First Distribution Date:
February 26, 1996

Master Servicer:
Residential Funding Corporation

Assumed Final Distribution Date:
January 25, 2011


               MORTGAGE PASS-THROUGH CERTIFICATE,
                         SERIES 1996-S2

    evidencing a percentage interest in any distributions allocable to the Class B-_ Certificates with respect to the Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL
    FUNDING MORTGAGE SECURITIES I, INC.

         This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Corporation or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee or GMAC Mortgage Corporation or any of their affiliates. None of the
Company, the Master Servicer, GMAC Mortgage Corporation or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

         This certifies that Residential Funding Mortgage Securities I, Inc. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Certificate Principal Balance of this Certificate by the aggregate
Certificate Principal Balance of all Class B-_ Certificates, both as specified above) in certain distributions with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Funding Mortgage
Securities I, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and The First National Bank of Chicago, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this
Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month next preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount of interest and principal, if any required to be distributed to Holders of Class B Certificates on such Distribution Date.

         Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

         Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this
Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of the distributions allocable to principal and any Realized Losses allocable hereto.

         No transfer of this Class B-_ Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is to be made, (i) the Trustee or the Company may require an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Company that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state and (ii) the transferee shall execute an investment letter in the form described by the Agreement. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Company, the Master Servicer and the Certificate Registrar acting on behalf of the Trustee against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws. In connection with any such transfer, the Trustee (unless otherwise directed by the Company) will also require (i) a representation letter, in the form as described by the Agreement, stating that the transferee is not an employee benefit or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or Section 4975 of the Internal Revenue Code (the "Code"), an investment manager, a named fiduciary or any other person using "plan assets" of any such plan to effect such acquisition (a "Plan Investor") or (ii) if such transferee is a Plan Investor, an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer with respect to the permissibility of such transfer under ERISA and Section 4975 of the Code and stating, among other things, that the transferee's acquisition of a Class B-_ Certificate will not constitute or result in a non-exempt prohibited transaction under Section 406 of
ERISA or Section 4975 of the Code.

         This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage
Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

         The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

         As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

         The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders and the Owner of the Excess Spread under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby and the Owner of the Excess Spread, if affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The
Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

         The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, the Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

         This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

         The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer or the Company from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer or the Company to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.
         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:                         THE FIRST NATIONAL BANK OF
CHICAGO, as Trustee

                               By:
                                       Authorized
Signatory




                  CERTIFICATE OF AUTHENTICATION

         This is one of the Class B-_ Certificates referred to in the within-mentioned Agreement.

                               THE FIRST NATIONAL BANK OF
                               CHICAGO, as Certificate
                               Registrar


                               By:
                                       Authorized
Signatory
                           ASSIGNMENT


         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto


                                      (Please print or typewrite
name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust
Fund.

         I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:





Dated:
                         Signature by or on behalf of
assignor




                                       Signature
Guaranteed

                    DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to for the
account of                                               account
number                 , or, if mailed by check, to


                                                 Applicable
statements should be mailed to


                                               .

         This information is provided by
     , the assignee named above, or


  , as its agent.
                            EXHIBIT D

                   FORM OF CLASS R CERTIFICATE

THIS CERTIFICATE MAY NOT BE HELD BY OR TRANSFERRED TO A NON-
UNITED STATES PERSON OR A DISQUALIFIED ORGANIZATION (AS DEFINED
BELOW).

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, ("ERISA"), OR SECTION 4975 OF THE CODE, OR TO ANY PERSON WHO IS USING "PLAN ASSETS" OF ANY SUCH PLAN TO ACQUIRE THIS CERTIFICATE, UNLESS THE TRANSFEREE PROVIDES AN OPINION OF COUNSEL OR CERTIFICATION PURSUANT TO SECTION 5.02(e) OF THE POOLING AND SERVICING AGREEMENT (THE "AGREEMENT") SATISFACTORY TO THE MASTER SERVICER, THE COMPANY AND THE TRUSTEE THAT THE PURCHASE OF THIS CERTIFICATE BY, ON BEHALF OF, OR WITH "PLAN ASSETS" OF SUCH PLAN IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE MASTER SERVICER, THE COMPANY OR THE TRUSTEE TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO THE MASTER SERVICER AND THE TRUSTEE THAT (1) SUCH TRANSFEREE IS NOT (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING, (B) ANY ORGANIZATION (OTHER THAN A COOPERATIVE DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE, (C) ANY ORGANIZATION DESCRIBED IN SECTION 1381(a)(2)(C) OF THE CODE, (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B) OR (C) BEING HEREIN REFERRED TO AS A "DISQUALIFIED ORGANIZATION") OR (D) AN AGENT OF A DISQUALIFIED ORGANIZATION, (2) NO PURPOSE OF SUCH TRANSFER IS TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX AND (3) SUCH TRANSFEREE SATISFIES CERTAIN ADDITIONAL CONDITIONS RELATING TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OR ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE.

EACH HOLDER OF THIS CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE
SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS
PARAGRAPH.
Certificate No. ___                  6.75% Pass-Through
                                     Rate

Class R Senior                       Aggregate Initial
                                     Certificate Principal
                                     Balance of the
                                     Class R
                                     Certificates: $100.00
Date of Pooling and Servicing
Agreement and Cut-off Date:
January 1, 1996                      Initial Certificate
                                     Principal Balance of this

                                     Certificate:
                                     $____________

First Distribution Date:
February 26, 1996
                                     Percentage Interest:
Master Servicer:                     _______%
Residential Funding Corporation
                                     CUSIP 760944-_____
Assumed Final Distribution Date:
January 25, 2011

               MORTGAGE PASS-THROUGH CERTIFICATE,
                         SERIES 1996-S2

    evidencing a percentage interest in any distributions allocable to the Class R Certificates with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL
    FUNDING MORTGAGE SECURITIES I, INC.

         This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Corporation or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee or GMAC Mortgage Corporation or any of their affiliates. None of the
Company, the Master Servicer, GMAC Mortgage Corporation or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

         This certifies that _________________________ is the
registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Initial Certificate Principal Balance of this Certificate by the aggregate Initial Certificate Principal Balance of all Class R Certificates, both as specified above) in certain distributions with respect to a the Trust Fund. The Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Funding Mortgage Securities I, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and The First National Bank of Chicago, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to Holders of Class R Certificates on such Distribution Date.

         Each Holder of this Certificate will be deemed to have agreed to be bound by the restrictions set forth in the Agreement to the effect that (i) each person holding or acquiring any Ownership Interest in this Certificate must be a United States Person and a Permitted Transferee, (ii) the transfer of any Ownership Interest in this Certificate will be conditioned upon the delivery to the Trustee of, among other things, an affidavit to the effect that it is a United States Person and Permitted Transferee, (iii) any attempted or purported transfer of any Ownership Interest in this Certificate in violation of such restrictions will be absolutely null and void and will vest no rights in the purported transferee, and (iv) if any person other than a United States Person and a Permitted Transferee acquires any Ownership Interest in this Certificate in violation of such restrictions, then the Company will have the right, in its sole discretion and without notice to the Holder of this Certificate, to sell this Certificate to a purchaser selected by the Company, which purchaser may be the Company, or any affiliate of the Company, on such terms and conditions as the Company may choose.

         Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this
Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of distributions allocable to principal and any Realized Losses allocable hereto. Notwithstanding the reduction of the Certificate Principal Balance hereof to zero, this Certificate will remain outstanding under the Agreement and the Holder hereof may have additional obligations with respect to this
Certificate, including tax liabilities, and may be entitled to certain additional distributions hereon, in accordance with the terms and provisions of the Agreement.

         In connection with any transfer of a Class R
Certificate, the Trustee (unless otherwise directed by the Company) will require (i) a representation letter, in the form as described by the Agreement, stating that the transferee is not an employee benefit or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or Section 4975 of the Internal Revenue Code (the "Code"), an investment manager, a named fiduciary or any other person using "plan assets" of any such plan to effect such acquisition (a "Plan Investor") or (ii) if such transferee is a Plan Investor, an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer with respect to the permissibility of such transfer under ERISA and Section 4975 of the Code and stating, among other things, that the transferee's acquisition of a Class R
Certificate will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code.

         This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage
Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

         The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

         As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

         The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders and the Owner of the Excess Spread under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby and the Owner of the Excess Spread, if affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The
Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

         The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, the Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

         This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

         The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer or the Company from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer or the Company to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

         Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purpose have the same effect as if set forth at this place.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.
         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:                         THE FIRST NATIONAL BANK OF
CHICAGO, as Trustee

                               By:
                                       Authorized
Signatory




                  CERTIFICATE OF AUTHENTICATION

         This is one of the Class R Certificates referred to in the within-mentioned Agreement.

                               THE FIRST NATIONAL BANK OF
                               CHICAGO, as Certificate
                               Registrar


                               By:
                                       Authorized
Signatory
                           ASSIGNMENT


         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto


                                      (Please print or typewrite
name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust
Fund.

         I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:





Dated:
                         Signature by or on behalf of
assignor




                                       Signature
Guaranteed

                    DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to for the
account of                                               account
number                 , or, if mailed by check, to


                                                 Applicable
statements should be mailed to


                                               .

         This information is provided by
     , the assignee named above, or


  , as its agent.
                            EXHIBIT E

                       CUSTODIAL AGREEMENT

         THIS CUSTODIAL AGREEMENT (as amended and supplemented from time to time, the "Agreement"), dated as of January 1, 1996, by and among THE FIRST NATIONAL BANK OF CHICAGO, as trustee (including its successors under the Pooling Agreement defined below, the "Trustee"), RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC., as seller (together with any successor in interest, the "Company"), RESIDENTIAL FUNDING CORPORATION, as master servicer (together with any successor in interest or successor under the Pooling Agreement referred to below, the "Master Servicer"), and NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, as custodian (together with any successor in interest or any successor appointed hereunder, the "Custodian").


                 W I T N E S S E T H   T H A T :

         WHEREAS, the Company, the Master Servicer, and the Trustee have entered into a Pooling and Servicing Agreement dated as of January 1, 1996, relating to the issuance of Residential Funding Mortgage Securities I, Inc., Mortgage Pass-Through Certificates, Series 1996-S2 (as in effect on the date of this agreement, the "Original Pooling Agreement," and as amended and supplemented from time to time, the "Pooling Agreement"); and

         WHEREAS, the Custodian has agreed to act as agent for the Trustee for the purposes of receiving and holding certain documents and other instruments delivered by the Company and the Master Servicer under the Pooling Agreement, all upon the terms and conditions and subject to the limitations hereinafter set forth;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter set forth, the Trustee, the Company, the Master Servicer and the Custodian hereby agree as follows:


                            ARTICLE I

                           Definitions

         Capitalized terms used in this Agreement and not defined herein shall have the meanings assigned in the Original
Pooling Agreement, unless otherwise required by the context herein.


                           ARTICLE II

                  Custody of Mortgage Documents

         Section 2.1. Custodian to Act as Agent; Acceptance of Mortgage Files. The Custodian, as the duly appointed agent of the
Trustee for these purposes, acknowledges receipt of the Mortgage Files relating to the Mortgage Loans identified on the schedule attached hereto (the "Mortgage Files") and declares that it holds and will hold the Mortgage Files as agent for the Trustee, in trust, for the use and benefit of all present and future Certificateholders and Owner of the Excess Spread.

         Section 2.2. Recordation of Assignments. If any Mortgage File includes one or more assignments to the Trustee of Mortgage Notes and related Mortgages that have not been recorded, each such assignment shall be delivered by the Custodian to the Company for the purpose of recording it in the appropriate public office for real property records, and the Company, at no expense to the Custodian, shall promptly cause to be recorded in the appropriate public office for real property records each such assignment and, upon receipt thereof from such public office, shall return each such assignment to the Custodian.

         Section 2.3.  Review of Mortgage Files.

         (a) On or prior to the Closing Date, the Custodian shall deliver to the Trustee an Initial Certification in the form annexed hereto as Exhibit One evidencing receipt of a Mortgage File for each Mortgage Loan listed on the Schedule attached hereto
(the "Mortgage Loan Schedule").

         (b) Within 45 days of the initial issuance of the Certificates, the Custodian agrees, for the benefit of Certificateholders and the Owner of the Excess Spread, to review, in accordance with the provisions of Section 2.02 of the Pooling Agreement, each Mortgage File, and shall deliver to the Trustee an
Interim Certification in the form annexed hereto as Exhibit Two to the effect that all documents required to be delivered pursuant to
Section 2.01(b) of the Pooling Agreement have been executed and received and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, except for any exceptions listed on Schedule A attached to such Interim Certification. Within 45 days of receipt of the documents required to be delivered pursuant to Section 2.01(c) of the Pooling Agreement, the Custodian agrees, for the benefit of the Certificateholders and the Owner of the Excess Spread, to review, in accordance with the provisions of Section 2.02 of the Pooling Agreement, each such document, and shall deliver to the Trustee either (i) an Interim Certification in the form attached hereto as
Exhibit Two to the effect that all such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, except for any exceptions listed on Schedule A attached to such Interim Certification or (ii) a Final Certification as set forth in subsection (c) below. The Custodian shall be under no duty or obligation to inspect, review or examine said documents, instruments, certificates or other papers to determine that the same are genuine, enforceable, or appropriate for the represented purpose or that they have actually been recorded or that they are other than what they purport to be on their face. If in performing the review required by this Section 2.3 the Custodian finds any document or documents constituting a part of a Mortgage File to be defective in any material respect, the Custodian shall promptly so notify the Company, the Master Servicer and the Trustee. Upon receipt of written notification from the Master Servicer, signed by a Servicing Officer, that the Master Servicer or a Subservicer, as the case may be, has made a deposit into the Certificate Account in payment for the purchase of the related Mortgage Loan in an amount equal to the Purchase Price for such Mortgage Loan, the Custodian shall release to the Master Servicer the related Mortgage File.

         (c) Upon receipt of all documents required to be in the Mortgage Files the Custodian shall deliver to the Trustee a Final Certification in the form annexed hereto as Exhibit Three evidencing the completeness of the Mortgage Files.

         Upon receipt of written request from the Trustee, the Custodian shall as soon as practicable supply the Trustee with a list of all of the documents relating to the Mortgage Loans then contained in the Mortgage Files.

         Section 2.4.  Notification of Breaches of
Representations and Warranties. Upon discovery by the Custodian of a breach of any representation or warranty made by the Master Servicer or the Company as set forth in the Pooling Agreement or by a Seller in a Seller's Agreement or by Residential Funding or the Company in the Assignment Agreement with respect to a Mortgage
Loan relating to a Mortgage File, the Custodian shall give prompt written notice to the Company, the Master Servicer and the Trustee.

         Section 2.5. Custodian to Cooperate; Release of Mortgage Files. Upon the repurchase or substitution of any Mortgage Loan pursuant to Article II of the Pooling Agreement or payment in full of any Mortgage Loan, or the receipt by the Master
Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Master Servicer shall immediately notify the Custodian by a certification (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Custodial Account pursuant to Section 3.07 of the Pooling Agreement have been or will be so deposited) of a Servicing Officer and shall request delivery to it of the Mortgage File. The Custodian agrees, upon receipt of such certification and request, promptly to release to the Master Servicer the related Mortgage File. The Master Servicer shall deliver to the Custodian and the Custodian agrees to accept the Mortgage Note and other documents constituting the Mortgage File with respect to any Qualified Substitute Mortgage Loan.

         From time to time as is appropriate for the servicing or foreclosures of any Mortgage Loan, including, for this purpose, collection under any Primary Insurance Policy or any Mortgage Pool
Insurance Policy, the Master Servicer shall deliver to the Custodian a certificate of a Servicing Officer requesting that possession of all, or any document constituting part, of the Mortgage File be released to the Master Servicer and certifying as to the reason for such release and that such release will not invalidate any insurance coverage provided in respect of the Mortgage Loan under any of the Required Insurance Policies. With such certificate, the Master Servicer shall deliver to the Custodian a trust receipt signed by a Servicing Officer on behalf of the Master Servicer, and upon receipt of the foregoing, the Custodian shall deliver the Mortgage File or such document to the Master Servicer. The Master Servicer shall cause each Mortgage File or any document therein so released to be returned to the Custodian when the need therefor by the Master Servicer no longer exists, unless (i) the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Custodial Account or (ii) the Mortgage File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Master Servicer has delivered to the Custodian a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery. In the event of the liquidation of a Mortgage Loan, the
Custodian shall deliver the Trust Receipt with respect thereto to the Master Servicer upon deposit of the related Liquidation Proceeds in the Custodial Account as provided in the Pooling Agreement.

         Section 2.6.  Assumption Agreements.  In the event
that any assumption agreement or substitution of liability agreement is entered into with respect to any Mortgage Loan subject to this Agreement in accordance with the terms and provisions of the Pooling Agreement, the Master Servicer shall notify the Custodian that such assumption or substitution agreement has been completed by forwarding to the Custodian the original of such assumption or substitution agreement, which shall be added to the related Mortgage File and, for all purposes, shall be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting parts thereof.


                           ARTICLE III

                    Concerning the Custodian

         Section 3.1. Custodian a Bailee and Agent of the Trustee. With respect to each Mortgage Note, Mortgage and other documents constituting each Mortgage File which are delivered to the Custodian, the Custodian is exclusively the bailee and agent of the Trustee and has no instructions to hold any Mortgage Note or Mortgage for the benefit of any person other than the Trustee, holds such documents for the benefit of Certificateholders and the
Owner of the Excess Spread and undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. Except upon compliance with the provisions of Section
2.5 of this Agreement, no Mortgage Note, Mortgage or other document constituting a part of a Mortgage File shall be delivered by the Custodian to the Company or the Master Servicer or otherwise released from the possession of the Custodian.

         Section 3.2. Indemnification. The Company hereby agrees to indemnify and hold the Custodian harmless from and against all claims, liabilities, losses, actions, suits or proceedings at law or in equity, or any other expenses, fees or charges of any character or nature, which the Custodian may incur or with which the Custodian may be threatened by reason of its acting as custodian under this Agreement, including indemnification of the Custodian against any and all expenses, including attorney's fees if counsel for the Custodian has been approved by the Company, and the cost of defending any action, suit or proceedings or resisting any claim. Notwithstanding the foregoing, it is specifically understood and agreed that in the event any such claim, liability, loss, action, suit or proceeding or other expense, fee or charge shall have been caused by reason of any negligent act, negligent failure to act or willful misconduct on the part of the Custodian, or which shall constitute a willful breach of its duties hereunder, the indemnification provisions of this Agreement shall not apply.

         Section 3.3.  Custodian May Own Certificates.  The
Custodian in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Custodian.

         Section 3.4. Master Servicer to Pay Custodian's Fees and Expenses. The Master Servicer covenants and agrees to pay to the Custodian from time to time, and the Custodian shall be entitled to, reasonable compensation for all services rendered by it in the exercise and performance of any of the powers and duties hereunder of the Custodian, and the Master Servicer will pay or reimburse the Custodian upon its request for all reasonable expenses, disbursements and advances incurred or made by the Custodian in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ), except any such expense, disbursement or advance as may arise from its negligence or bad faith.

         Section 3.5. Custodian May Resign; Trustee May Remove Custodian. The Custodian may resign from the obligations and duties hereby imposed upon it as such obligations and duties relate to its acting as Custodian of the Mortgage Loans. Upon receiving such notice of resignation, the Trustee shall either take custody of the Mortgage Files itself and give prompt notice thereof to the Company, the Master Servicer and the Custodian, or promptly appoint a successor Custodian by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Custodian and one copy to the successor Custodian. If the Trustee shall not have taken custody of the Mortgage Files and no successor Custodian shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Custodian may petition any court of competent jurisdiction for the appointment of a successor
Custodian.

         The Trustee may remove the Custodian at any time. In such event, the Trustee shall appoint, or petition a court of competent jurisdiction to appoint, a successor Custodian hereunder. Any successor Custodian shall be a depository institution subject to supervision or examination by federal or state authority and shall be able to satisfy the other requirements contained in Section 3.7 and shall be unaffiliated with the Master Servicer or the Company.

         Any resignation or removal of the Custodian and appointment of a successor Custodian pursuant to any of the provisions of this Section 3.5 shall become effective upon acceptance of appointment by the successor Custodian. The Trustee shall give prompt notice to the Company and the Master Servicer of the appointment of any successor Custodian. No successor Custodian shall be appointed by the Trustee without the prior approval of the Company and the Master Servicer.

         Section 3.6.  Merger or Consolidation of Custodian.
Any Person into which the Custodian may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Custodian shall be a party, or any Person succeeding to the business of the Custodian, shall be the successor of the Custodian hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

         Section 3.7. Representations of the Custodian. The Custodian hereby represents that it is a depository institution subject to supervision or examination by a federal or state authority, has a combined capital and surplus of at least $10,000,000 and is qualified to do business in the jurisdictions in which it will hold any Mortgage File.


                           ARTICLE IV

                    Miscellaneous Provisions

         Section 4.1.  Notices.  All notices, requests,
consents and demands and other communications required under this Agreement or pursuant to any other instrument or document delivered hereunder shall be in writing and, unless otherwise specifically provided, may be delivered personally, by telegram or telex, or by registered or certified mail, postage prepaid, return receipt requested, at the addresses specified on the signature page hereof (unless changed by the particular party whose address is stated herein by similar notice in writing), in which case the notice will be deemed delivered when received.

         Section 4.2.  Amendments.  No modification or
amendment of or supplement to this Agreement shall be valid or effective unless the same is in writing and signed by all parties hereto, and neither the Company, the Master Servicer nor the Trustee shall enter into any amendment hereof except as permitted by the Pooling Agreement. The Trustee shall give prompt notice to the Custodian of any amendment or supplement to the Pooling Agreement and furnish the Custodian with written copies thereof.

         Section 4.3.  Governing Law.  This Agreement shall be
deemed a contract made under the laws of the State of New York and shall be construed and enforced in accordance with and governed by the laws of the State of New York.

         Section 4.4. Recordation of Agreement. To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer and at its expense on direction by the Trustee (pursuant to the request of holders of Certificates and Excess Spread evidencing undivided interests in the aggregate of not less than 25% of the Trust Fund), but only upon direction accompanied by an Opinion of Counsel reasonably satisfactory to the Master Servicer to the effect that the failure to effect such recordation is likely to materially and adversely affect the interests of the Certificateholders and the Owner of the Excess Spread.

         For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

         Section 4.5.  Severability of Provisions.  If any one
or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the
Certificates or the rights of the holders thereof.
         IN WITNESS WHEREOF, this Agreement is executed as of the date first above written.

Address:                       THE FIRST NATIONAL BANK OF
                               CHICAGO,  as Trustee
One First National Plaza
Chicago, Illinois  60670-0126
Attention:  Residential Funding Corporation
              Series 1996-S2
                               By:
                               Name:
                               Title:  Vice President


Address:                       RESIDENTIAL FUNDING
                               MORTGAGE
                               SECURITIES I, INC.
8400 Normandale Lake Boulevard
Minneapolis, Minnesota  55437
                               By:
                               Name:
                               Title:  Vice President


Address:                       RESIDENTIAL FUNDING
                               CORPORATION, as Master
Servicer
8400 Normandale Lake Boulevard
Suite 700
Minneapolis, Minnesota 55437
                               By:
                               Name:
                               Title:  Director


Address:                       NORWEST BANK MINNESOTA,
                               NATIONAL ASSOCIATION
401 Second Avenue South
Minneapolis, Minnesota  55479

                               By:
                               Name:   Kathleen Marshall
                               Title:  Trust Officer
STATE OF NEW YORK       )
                        ) ss.:
COUNTY OF NEW YORK      )


         On the __th day of January, 1996, before me, a notary public in and for said State, personally appeared _______________________, known to me to be a ______________ of
The
First National Bank of Chicago, the national banking association that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation and acknowledged to me that such corporation executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.




                                            Notary
Public


[SEAL]
STATE OF MINNESOTA )
                   ) ss.:
COUNTY OF HENNEPIN )


         On the __th day of January, 1996, before me, a notary public in and for said State, personally appeared Kathleen Marshall, known to me to be a Trust Officer of Norwest Bank Minnesota, National Association, a national banking association that executed the within instrument, and also known to me to be the person who executed it on behalf of said national banking association, and acknowledged to me that such national banking association executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.





                                  Notary Public


[SEAL]
STATE OF NEW YORK  )
                   ) ss.:
COUNTY OF NEW YORK )


         On the __th day of January, 1996, before me, a notary public in and for said State, personally appeared
________________, known to me to be a Vice President of Residential Funding Mortgage Securities I, Inc., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                     Notary Public

[Notarial Seal]




STATE OF NEW YORK       )
                        ) ss:
COUNTY OF NEW YORK      )


         On the __th day of January, 1996, before me, a notary public in and for said State, personally appeared ________________, known to me to be a Director of Residential Funding Corporation, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                       Notary Public

[Notarial Seal]
                           EXHIBIT ONE

                        FORM OF CUSTODIAN
                      INITIAL CERTIFICATION


                                  January 30, 1996


The First National Bank of Chicago
One First National Plaza
Chicago, Illinois  60670-0126

Attention:  Residential Funding Corporation Series 1996-S2

         Re: Custodial Agreement dated as of January 1, 1996, by and among The First National Bank of Chicago, Residential Funding Mortgage Securities I, Inc., Residential Funding Corporation and Norwest Bank Minnesota, National Association, Mortgage Pass-Through Certificates, Series 1996-S2


Ladies and Gentlemen:

         In accordance with Section 2.3 of the above-captioned Custodial Agreement, and subject to Section 2.02 of the Pooling Agreement, the undersigned, as Custodian, hereby certifies that it has received a Mortgage File (which contains an original Mortgage
Note) to the extent required in Section 2.01(b) of the Pooling Agreement with respect to each Mortgage Loan listed in the Mortgage Loan Schedule.

         Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned
Custodial Agreement.

                                  NORWEST BANK MINNESOTA,
                                  NATIONAL ASSOCIATION



                                  By:
                                  Name:
                                  Title:
                           EXHIBIT TWO

             FORM OF CUSTODIAN INTERIM CERTIFICATION



                        ________________ ____, 1996



The First National Bank of Chicago
One First National Plaza
Chicago, Illinois  60670-0126

Attention:  Residential Funding Corporation Series 1996-S2

         Re: Custodial Agreement dated as of January 1, 1996, by and among The First National Bank of Chicago, Residential Funding Mortgage Securities I, Inc., Residential Funding Corporation and Norwest Bank Minnesota, National Association, Mortgage Pass-Through Certificates, Series 1996-S2


Ladies and Gentlemen:

         In accordance with Section 2.3 of the above-captioned Custodial Agreement, the undersigned, as Custodian, hereby certifies that it has received a Mortgage File to the extent required pursuant to Section 2.01(b) of the Pooling Agreement with respect to each Mortgage Loan listed in the Mortgage Loan Schedule, and it has reviewed the Mortgage File and the Mortgage Loan Schedule and has determined that: all required documents have been executed and received and that such documents related to the Mortgage Loans identified on the Mortgage Loan Schedule, with any exceptions listed on Schedule A attached hereto.

         Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned
Custodial Agreement.

                                  NORWEST BANK MINNESOTA,
                                  NATIONAL  ASSOCIATION



                                  By:
                                  Name:
                                  Title:
                          EXHIBIT THREE

              FORM OF CUSTODIAN FINAL CERTIFICATION



                             _____________ ___, 1996




The First National Bank of Chicago
One First National Plaza
Chicago, Illinois  60670-0126

Attention:  Residential Funding Corporation Series 1996-S2

         Re: Custodial Agreement dated as of January 1, 1996, by and among The First National Bank of Chicago, Residential Funding Mortgage Securities I, Inc., Residential Funding Corporation and Norwest Bank Minnesota, National Association, Mortgage Pass-Through Certificates, Series 1996-S2


Ladies and Gentlemen:

         In accordance with Section 2.3 of the above-captioned Custodial Agreement, the undersigned, as Custodian, hereby certifies that it has received a Mortgage File with respect to each Mortgage Loan listed in the Mortgage Loan Schedule containing
(I) with respect to each such Mortgage Loan (other than a Cooperative Loan):

         (i) The original Mortgage Note, endorsed without recourse to the order of the Trustee and showing an unbroken chain of endorsements from the originator thereof to the Person endorsing it to the Trustee or an original lost note affidavit from the related Seller or Residential Funding stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

         (ii) The original Mortgage with evidence of recording indicated thereon or a copy of the Mortgage certified by the public recording office in which such mortgage has been recorded;

         (iii) An original Assignment of the Mortgage to the Trustee with evidence of recording indicated thereon or a copy of such assignment certified by the public recording office in which such assignment has been recorded;

         (iv) With respect to each Mortgage Loan other than a Cooperative Loan, the original recorded assignment or assignments of the Mortgage showing an unbroken chain of title from the originator thereof to the Person assigning it to the Trustee or a copy of such assignment or assignments of the Mortgage certified by the public recording office in which such assignment or assignments have been recorded; and

         (v) The original of each modification, assumption agreement or preferred loan agreement, if any, relating to such Mortgage Loan or a copy of each modification, assumption agreement or preferred loan agreement certified by the public recording office in which such document has been recorded;

and (II) with respect to each Cooperative Loan so assigned:

         (i) The original Mortgage Note, endorsed without recourse to the order of the Trustee and showing an unbroken chain of endorsements from the originator thereof to the Person endorsing it to the Trustee, or with respect to any Destroyed Mortgage Note, an original lost note affidavit from the related Seller or Residential Funding stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

         (ii) A counterpart of the Cooperative Lease and the Assignment of Proprietary Lease to the originator of the Cooperative Loan with intervening assignments showing an unbroken chain of title from such originator to the Trustee;

         (iii) The related Cooperative Stock Certificate, representing the related Cooperative Stock pledged with respect to such Cooperative Loan, together with an undated stock power (or other similar instrument) executed in blank;

         (iv) The original recognition agreement by the Cooperative of the interests of the mortgagee with respect to the related Cooperative Loan;

         (v)  The Security Agreement;

         (vi)  Copies of the original UCC-1 financing
statement, and any continuation statements, filed by the originator of such Cooperative Loan as secured party, each with evidence of recording thereof, evidencing the interest of the originator under the Security Agreement and the Assignment of Proprietary Lease;

         (vii) Copies of the filed UCC-3 assignments of the security interest referenced in clause (vi) above showing an unbroken chain of title from the originator to the Trustee, each with evidence of recording thereof, evidencing the interest of the originator under the Security Agreement and the Assignment of Proprietary Lease;

         (viii) An executed assignment of the interest of the originator in the Security Agreement, Assignment of Proprietary Lease and the recognition agreement referenced in clause (iv) above, showing an unbroken chain of title from the originator to the Trustee;

         (ix) The original of each modification, assumption agreement or preferred loan agreement, if any, relating to such Cooperative Loan; and

         (x) An executed UCC-1 financing statement showing the Master Servicer as debtor, the Company as secured party and the Trustee as assignee and an executed UCC-1 financing statement showing the Company as debtor and the Trustee as secured party, each in a form sufficient for filing, evidencing the interest of such debtors in the Cooperative Loans.

         Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned
Custodial Agreement.

                             NORWEST BANK MINNESOTA,
                             NATIONAL  ASSOCIATION


                             By:
                             Name:
                             Title:
                            EXHIBIT F

                     MORTGAGE LOAN SCHEDULE

  RUN ON     : 01/18/96           RFC DISCLOSURE SYSTEM
RFFSD177-01
  AT         : 12.56.56          FIXED RATE LOAN LISTING
AMORTIZED BALANCE
  SERIES     : RFMSI I 1996-S2
CUTOFF : 01/01/96
  POOL       : 0004193
             :
             :
  POOL STATUS: F

  RFC LOAN #     S/S CODE          PMT TYPE      ORIGINAL BAL
LOAN FEATURE
  MORTGAGOR NAME                   ORIG TERM     PRINCIPAL BAL
# OF UNITS
  ADDRESS                          ORIG RATE     ORIGINAL P+I
LTV
  ADDRESS LINE 2                   CURR NET      CURRENT P+I
VALUE
  CITY           STATE  ZIP        LOAN PURP     NOTE DATE
MI CO CODE
  SERVICER LOAN #                  PROP TYPE     1ST PMT DATE
MI CVG
  SELLER LOAN #                    OCCP CODE     MATURITY DATE
  INVESTOR LOAN #

_________________________________________________________________
_____________


    1422129          B73/728             F          820,000.00
    ZZ
    RAO                 JULURU   P       180        815,600.72
     1
    25 WINDING RIDGE WAY               8.875          8,256.12
    74
                                       8.625          8,256.12
1,120,000.00
    WARREN           NJ   07059          1            10/19/95
    00
    0380304015                           05           12/01/95
     0
    1086187                              O            11/01/10
    0


    1435050          A26/728             F          213,500.00
    ZZ
    HAMEED              ABDUL            180        211,595.42
     1
    14-06 146TH PLACE                  7.750          2,009.63
    70
                                       7.500          2,009.63
 305,000.00
    WHITESTONE       NY   11350          1            09/22/95
    00
    0380288069                           05           11/01/95
     0
    5832                                 O            10/01/10
    0


    1439019          169/169             F          380,000.00
    ZZ
    JACOBSON            CHARLES  R       180        374,313.61
     1
    479 SO KENILWORTH                  7.750          3,576.85
    78
                                       7.625          3,576.85
 490,000.00
    ELMHURST         IL   60126          2            07/27/95
    00
    7352557                              05           09/01/95
     0
    7352557                              O            08/01/10
    0


    1441077          405/405             F          622,500.00
    ZZ
    YOUNG               GEORGE   W       180        618,728.18
     1
    310 TWIN PEAKS BOULEVARD           7.500          5,770.66
    75
                                       7.250          5,770.66
 830,000.00
    SAN FRANCISCO    CA   94114          1            10/12/95
    00
    3756103                              05           12/01/95
     0
1


    3756103                              O            11/01/10
    0


    1444751          605/605             F          209,200.00
    ZZ
    RODRIGUEZ           ARTURO   E       180        207,904.52
     1
    15600 NW  83RD PLACE               7.250          1,909.71
    61
                                       7.000          1,909.71
 345,000.00
    MIAMI            FL   33016          2            10/20/95
    00
    70043                                03           12/01/95
     0
    UNKNOWN                              O            11/01/10
    0


    1446810          731/728             F          600,000.00
    ZZ
    MILSZTEIN           TUVIA            180        598,147.82
     1
    4224 HAYVENHURST DRIVE             7.250          5,477.18
    80
    ENCINO AREA                        7.000          5,477.18
 750,000.00
    LOS ANGELES      CA   91436          5            11/02/95
    00
    0380265687                           05           01/01/96
     0
    411910674                            O            12/01/10
    0


    1446931          232/232             F           78,800.00
    T
    FERGUSON            RICHARD  G       120         77,095.09
     1
    535 PARK AVENUE 223                8.375            971.75
    80
                                       8.125            971.75
  98,500.00
    BRECKENRIDGE     CO   80424          1            08/09/95
    00
    834759                               21           10/01/95
     0
    834759                               O            09/01/05
    0


    1447474          232/232             F          184,000.00
    ZZ
    PATEL               HIMANSHU M       180        182,944.68
     1
    39 PLUMTREE DRIVE                  8.125          1,771.71
    73
                                       7.875          1,771.71
 255,000.00
    SEWELL           NJ   08080          2            10/23/95
    00
    10847454                             05           12/01/95
     0
    10847454                             O            11/01/10
    0


    1448083          975/728             F          282,400.00
    ZZ
    CHEN                CHIN-FU          180        281,528.25
     1
    7 SOUTH SANTA TERESITA             7.250          2,577.92
    80
                                       7.000          2,577.92
 353,000.00
    IRVINE           CA   92714          1            11/09/95
    00
    0380273269                           03           01/01/96
     0
    952290                               O            12/01/10
    0


1


    1448445          635/635             F          250,000.00
    ZZ
    NELSON              RICHARD  E       180        245,000.62
     1
    105 ROBERTS ROAD                   8.000          2,389.14
    72
                                       7.750          2,389.14
 350,000.00
    INVERNESS        IL   60067          1            06/02/95
    00
    6173082                              05           08/01/95
     0
    6173082                              O            07/01/10
    0


    1448712          447/447             F          300,000.00
    ZZ
    JOHNSON             MARC     C       180        294,478.12
     1
    186 ALHAMBRA DRIVE                 7.500          2,781.04
    80
                                       7.250          2,781.04
 375,000.00
    PUEBLO           CO   81005          1            06/22/95
    00
    1868273                              05           08/01/95
     0
    1868273                              O            07/01/10
    0


    1448742          447/447             F        1,000,000.00
    ZZ
    ELBAOR              JAMES    E       180        910,071.04
     1
    5507 WINSTON COURT                 6.750          8,849.10
    40
                                       6.500          8,849.10
2,500,000.00
    DALLAS           TX   75220          2            01/26/94
    00
    3025139                              05           03/01/94
     0
    3025139                              O            02/01/09
    0


    1448811          447/447             F          560,000.00
    ZZ
    HUBERMAN            ISAC             180        549,469.83
     1
    11230 SHELTERWOOD LANE             7.250          5,112.04
    80
                                       7.000          5,112.04
 700,000.00
    DALLAS           TX   75229          2            06/26/95
    00
    3163720                              05           08/01/95
     0
    3163720                              O            07/01/10
    0


    1448815          447/447             F          332,000.00
    ZZ
    HUGHES              OWEN     C       180        323,973.92
     1
    4041 SPY GLASS LANE                7.250          3,030.71
    80
                                       7.000          3,030.71
 415,000.00
    LONGMONT         CO   80503          1            06/30/95
    00
    3167056                              03           08/01/95
     0
    3167056                              O            07/01/10
    0


    1448817          447/447             F          286,000.00
    ZZ
    KOEPPL              DONNA    P       180        280,622.09
     1
    18288 CROIXWOOD LN                 7.250          2,610.79
    77
                                       7.000          2,610.79
 375,000.00
1


    EDEN PRAIRIE     MN   55343          2            06/26/95
    00
    3170242                              05           08/01/95
     0
    3170242                              O            07/01/10
    0


    1448826          447/447             F          464,000.00
    ZZ
    SANDSTAD            KENNETH  D       180        450,807.41
     1
    7975 CARUTH COURT                  7.125          4,203.06
    80
                                       6.875          4,203.06
 580,000.00
    DALLAS           TX   75225          1            06/27/95
    00
    3174795                              03           08/01/95
     0
    3174795                              O            07/01/10
    0


    1448827          447/447             F          385,000.00
    ZZ
    RILEY               PETER    W       180        378,920.68
     1
    410 PEAVEY LANE                    7.125          3,487.45
    78
                                       6.875          3,487.45
 495,000.00
    WAYZATA          MN   55391          1            07/28/95
    00
    3174849                              05           09/01/95
     0
    3174849                              O            08/01/10
    0


    1448829          447/447             F          260,000.00
    ZZ
    DAMOC               PAUL     J       180        255,597.89
     1
    9607 SPRING LOOP DRIVE             6.750          2,300.77
    80
                                       6.500          2,300.77
 325,000.00
    GERMANTOWN       TN   38139          1            07/05/95
    00
    3175810                              05           09/01/95
     0
    3175810                              O            08/01/10
    0


    1448830          447/447             F          395,000.00
    ZZ
    ALT SR              THOMAS   H       180        388,695.82
     1
    23760 LAWTONKA DRIVE               7.000          3,550.38
    79
                                       6.750          3,550.38
 506,000.00
    SHOREWOOD        MN   55331          2            07/24/95
    00
    3175977                              09           09/01/95
     0
    3175977                              O            08/01/10
    0


    1448831          447/447             F          279,000.00
    ZZ
    HART                MELVIN   T       180        274,547.21
     1
    4015A E. BAKER AVENUE              7.000          2,507.73
    90
                                       6.750          2,507.73
 310,000.00
    ABINGDON         MD   21009          1            07/31/95
    14
    3176461                              05           09/01/95
    17
    3176461                              O            08/01/10
    0
1




    1448847          447/447             F          250,000.00
    ZZ
    DUDDLESON           WILLIAM  G       180        243,208.36
     1
    205 KNOLLWOOD DRIVE                7.125          2,264.58
    61
                                       6.875          2,264.58
 415,000.00
    GLASTONBURY      CT   06033          1            08/21/95
    00
    3188628                              05           10/01/95
     0
    3188628                              O            09/01/10
    0


    1448856          447/447             F          220,000.00
    ZZ
    CANNON III          JOHN     J       180        216,488.79
     1
    214 QUEEN ANN CLUB DRIVE           7.000          1,977.43
    62
                                       6.750          1,977.43
 356,000.00
    STEVENSVILLE     MD   21666          1            07/14/95
    00
    3191164                              03           09/01/95
     0
    3191164                              O            08/01/10
    0


    1448882          447/447             F          318,950.00
    ZZ
    ALEXANDER           KEVIN    W       180        313,853.80
     1
    8305 OSAGE TERRACE                 7.250          2,911.58
    68
                                       7.000          2,911.58
 470,000.00
    GREENBELT        MD   20783          5            08/07/95
    00
    3214394                              05           10/01/95
     0
    3214394                              O            09/01/10
    0


    1448889          447/447             F          440,000.00
    ZZ
    BRYAN               LARRY    J       180        434,458.26
     1
    2268 BROOKELAKE DRIVE              7.125          3,985.66
    80
                                       6.875          3,985.66
 550,000.00
    DUNWOODY         GA   30338          1            08/10/95
    00
    3218676                              03           10/01/95
     0
    3218676                              O            09/01/10
    0


    1448898          447/447             F          280,000.00
    ZZ
    MOLINA              GUY      A       180        275,625.70
     1
    645 SAND HOOK ISLE                 7.250          2,556.02
    74
                                       7.000          2,556.02
 380,000.00
    ALAMEDA          CA   94501          2            07/19/95
    00
    3221797                              05           09/01/95
     0
    3221797                              O            08/01/10
    0


    1448909          447/447             F          256,000.00
    ZZ
    MASTROIANNI JR      VINCENT          180        247,538.74
     1
1


    3206 NORTH COLUMBUS STREET         7.250          2,336.93
    61
                                       7.000          2,336.93
 420,000.00
    ARLINGTON        VA   22207          2            07/26/95
    00
    3229500                              05           09/01/95
     0
    3229500                              O            08/01/10
    0


    1449198          232/232             F          999,000.00
    ZZ
    JECHART             JENNY            180        989,847.92
     1
    30762 STEEPLECHASE DRIVE           8.250          9,691.71
    53
                                       8.000          9,691.71
1,900,000.00
    SAN JUAN CAPIST  CA   92675          2            09/14/95
    00
    2765952                              03           11/01/95
     0
    2765952                              O            10/01/10
    0


    1450468          737/728             F          340,000.00
    ZZ
    BEETHAM             RON              180        337,848.37
     1
    603 HIGHLAND AVE                   7.000          3,056.02
    59
                                       6.750          3,056.02
 580,000.00
    BOULDER          CO   80304          2            10/17/95
    00
    0380256132                           05           12/01/95
     0
    570470                               O            11/01/10
    0


    1450745          911/728             F          950,000.00
    ZZ
    CHARUR              ELIAS    A       180        950,000.00
     1
    97340 OVERSEAS HIGHWAY             8.000          9,078.70
    60
                                       7.750          9,078.70
1,600,000.00
    KEY LARGO        FL   33037          2            12/15/95
    00
    0380300401                           05           02/01/96
     0
    UNKNOWN                              O            01/01/11
    0


    1451514          450/728             F          800,000.00
    ZZ
    WANG                PAUL     C       180        795,411.74
     1
    2931 CHURCHILL DRIVE               8.125          7,703.06
    67
                                       7.875          7,703.06
1,200,000.00
    HILLSBOROUGH     CA   94010          2            10/03/95
    00
    0380299017                           05           12/01/95
     0
    3959434                              O            11/01/10
    0


    1451531          791/728             F          560,240.00
    ZZ
    CHIEN               MU-TIEN          180        558,510.56
     1
    1477 MAYHURST BLVD                 7.250          5,114.22
    80
                                       7.000          5,114.22
 700,300.00
    MCLEAN           VA   22102          1            11/07/95
    00
    0380277997                           03           01/01/96
     0
1


    755512                               O            12/01/10
    0


    1451762          A13/728             F          424,000.00
    ZZ
    KOCHER              JAMES    E       180        418,697.11
     1
    59-631/633 KE IKI ROAD             7.750          3,991.01
    59
                                       7.500          3,991.01
 720,000.00
    HALEIWA          HI   96712          2            09/29/95
    00
    0380304163                           05           11/01/95
     0
    950045410                            O            10/01/10
    0


    1452355          791/728             F          100,000.00
    ZZ
    SIBAHI              ANWAR            180         99,711.02
     1
    9390 SW 83 ST                      8.000            955.65
    55
                                       7.750            955.65
 185,000.00
    MIAMI            FL   33173          1            11/22/95
    00
    0380300393                           05           01/01/96
     0
    755711                               O            12/01/10
    0


    1452869          403/403             F          770,000.00
    ZZ
    MCTIERNAN           BARRY    P       180        765,231.70
     1
    201 SHORE ROAD                     7.250          7,029.05
    70
                                       7.000          7,029.05
1,100,000.00
    GREENWICH        CT   06870          1            11/01/95
    00
    6408322                              05           12/01/95
     0
    6408322                              O            11/01/10
    0


    1453878          225/225             F          230,000.00
    ZZ
    ECHARTE             MIGUEL           180        226,406.86
     1
    325 GULF ROAD                      7.250          2,099.58
    46
                                       7.000          2,099.58
 500,000.00
    KEY BISCAYNE     FL   33149          5            07/27/95
    00
    8220795                              05           09/01/95
     0
    8220795                              O            08/01/10
    0


    1453991          225/225             F          318,000.00
    ZZ
    FLANIGAN            BRADLEY  S       180        314,037.67
     1
    2159 NORTH PIERCE STREET           7.250          2,902.90
    80
                                       7.000          2,902.90
 397,550.00
    ARLINGTON        VA   22209          1            09/05/95
    00
    8102179                              09           10/01/95
     0
    8102179                              O            09/01/10
    0


1


    1454999          405/405             F          617,500.00
    T
    DEPP                JOHN     C       180        615,675.64
     1
    5493 VERSAILLES ROAD               7.750          5,812.38
    65
                                       7.500          5,812.38
 950,000.00
    LEXINGTON        KY   40510          1            11/16/95
    00
    3797404                              05           01/01/96
     0
    3797404                              O            12/01/10
    0


    1455077          737/728             F          115,000.00
    ZZ
    WESOLOWSKI          JAMES    R       180        114,652.68
     1
    18977 EAST CLEAR CREEK DRIVE       7.500          1,066.07
    66
                                       7.250          1,066.07
 175,000.00
    PARKER           CO   80134          2            11/28/95
    00
    0380284027                           03           01/01/96
     0
    570837                               O            12/01/10
    0


    1455351          069/728             F          343,000.00
    ZZ
    TEN BROEK           NELSON   W       180        340,875.94
     1
    1780 HOLLYHILL LANE                7.250          3,131.12
    63
                                       7.000          3,131.12
 550,000.00
    GLENDORA         CA   91741          2            10/19/95
    00
    0380261991                           05           12/01/95
     0
    2362058816                           O            11/01/10
    0


    1456598          450/728             F          482,000.00
    ZZ
    GOLDMAN             SCOTT            180        478,883.24
     1
    240 SILVER TREE ROAD               6.750          4,265.26
    59
                                       6.500          4,265.26
 825,000.00
    GLENDORA         CA   91741          2            10/20/95
    00
    0380262288                           03           12/01/95
     0
    3959905                              O            11/01/10
    0


    1456599          056/728             F          100,000.00
    ZZ
    ALDANA              MAINOR   O       180        100,000.00
     1
    37 VERDIC STREET                   8.375            977.43
    75
                                       8.125            977.43
 135,000.00
    JOHNSTON         RI   02919          2            12/05/95
    00
    0380299587                           05           02/01/96
     0
    5401558                              O            01/01/11
    0


    1456658          723/728             F          250,000.00
    ZZ
    GRIEVE              ALEXANDERT       180        250,000.00
     1
    267 EAST STRAWBERRY DRIVE          8.125          2,407.21
    32
                                       7.875          2,407.21
 792,000.00
1


    MILL VALLEY      CA   94941          5            11/29/95
    00
    0380291097                           05           02/01/96
     0
    8267                                 O            01/01/11
    0


    1456675          171/728             F          268,000.00
    ZZ
    NORSWORTHY          STAN     J       180        267,172.69
     1
    118 CAMINO ALTO                    7.250          2,446.48
    80
                                       7.000          2,446.48
 335,500.00
    VALLEJO          CA   94590          1            11/27/95
    00
    0380276403                           05           01/01/96
     0
    19055173                             O            12/01/10
    0


    1456693          627/728             F          285,000.00
    ZZ
    WEISBERG            STEVEN           180        285,000.00
     1
    7640 TEXHOMA AVENUE                8.000          2,723.61
    75
                                       7.750          2,723.61
 380,000.00
    NORTHRIDGE       CA   91325          2            11/29/95
    00
    0380298951                           05           02/01/96
     0
    327139                               O            01/01/11
    0


    1456752          232/232             F          350,000.00
    ZZ
    JACOBSEN            KIM      K       180        344,824.45
     1
    4235 LAKE ROAD                     7.625          3,269.45
    54
                                       7.375          3,269.45
 650,000.00
    MIAMI            FL   33137          1            09/27/95
    00
    899078                               05           11/01/95
     0
    899078                               O            10/01/10
    0


    1457313          447/447             F          250,000.00
    T
    MULLENS             STEVEN   U       180        247,738.79
     1
    1039 E COOPER AVE 39               7.000          2,247.08
    72
                                       6.750          2,247.08
 350,000.00
    ASPEN            CO   81611          1            10/02/95
    00
    2025862                              01           12/01/95
     0
    2025862                              O            11/01/10
    0


    1457330          447/447             F          325,000.00
    ZZ
    MCCARTHY            TIMOTHY  J       180        318,888.74
     1
    47 SWARTHMORE ROAD                 7.250          2,966.81
    56
                                       7.000          2,966.81
 590,000.00
    WELLESLEY        MA   02181          5            06/26/95
    00
    3179679                              05           08/01/95
     0
    3179679                              O            07/01/10
    0
1




    1457349          447/447             F          310,000.00
    ZZ
    MAGUIRE             DANIEL   A       180        307,111.74
     1
    283 CEDAR COURT                    7.250          2,829.88
    61
                                       7.000          2,829.88
 510,000.00
    WYCKOFF          NJ   07481          1            09/08/95
    00
    3252721                              05           11/01/95
     0
    3252721                              O            10/01/10
    0


    1457355          447/447             F          550,000.00
    ZZ
    ECKERT              STEPHEN  A       180        542,998.12
     1
    9049 HOLLY LEAF LANE               7.000          4,943.56
    69
                                       6.750          4,943.56
 805,000.00
    BETHESDA         MD   20817          5            09/01/95
    00
    3268743                              03           10/01/95
     0
    3268743                              O            09/01/10
    0


    1457363          447/447             F          650,000.00
    ZZ
    FELDMAN             GEORGE           180        645,841.92
     1
    1253 RIDGEWOOD ROAD                6.875          5,797.06
    62
                                       6.625          5,797.06
1,050,000.00
    BRYN MAWR        PA   19010          1            10/02/95
    00
    3277383                              05           12/01/95
     0
    3277383                              O            11/01/10
    0


    1457775          686/686             F           64,400.00
    ZZ
    MEADOWS             SHIRLEY  M       180         63,967.19
     1
    7602 PINE GREEN LANE               7.000            578.85
    52
                                       6.750            578.85
 124,000.00
    HUMBLE           TX   77346          2            10/30/95
    00
    30817311012                          03           12/01/95
     0
    30817311012                          O            11/01/10
    0


    1457881          439/439             F          270,000.00
    ZZ
    POPADAK JR          PAUL     J       180        269,191.69
     1
    21842 RUSHFORD DRIVE               7.600          2,518.31
    75
                                       7.475          2,518.31
 360,000.00
    LAKE FOREST      CA   92630          2            10/24/95
    00
    1818031                              03           01/01/96
     0
    1818031                              O            12/01/10
    0


    1457990          232/232             F          300,000.00
    ZZ
    GASTON, JR          JOHN             180        298,317.09
     1
1


    520 EMMA STREET                    8.375          2,932.28
    70
                                       8.125          2,932.28
 429,900.00
    KEY WEST         FL   33040          1            10/05/95
    00
    12832939                             05           12/01/95
     0
    12832939                             O            11/01/10
    0


    1458089          447/447             F          235,400.00
    ZZ
    BROWN III           O        M       180        230,973.59
     1
    10 EASTGATE LANE                   7.250          2,148.88
    73
                                       7.000          2,148.88
 325,000.00
    HINGHAM          MA   02043          2            07/07/95
    00
    3179697                              05           08/01/95
     0
    3179697                              O            07/01/10
    0


    1458162          723/728             F          258,320.00
    ZZ
    TAM                 TAK      C       180        258,320.00
     1
    7763 PINEVILLE CIRCLE              7.250          2,358.11
    80
                                       7.000          2,358.11
 322,900.00
    CASTRO VALLEY    CA   94552          1            12/04/95
    00
    0380298969                           03           02/01/96
     0
    8277                                 O            01/01/11
    0


    1458181          637/728             F           84,000.00
    ZZ
    CHAN                LILY     L       180         84,000.00
     1
    855 MARIPOSA COURT                 7.750            790.68
    60
                                       7.500            790.68
 140,000.00
    MARLBORO         NJ   07751          1            12/15/95
    00
    0380302316                           01           02/01/96
     0
    4037966                              O            01/01/11
    0


    1458325          439/439             F          250,000.00
    ZZ
    KIRKPATRICK         CONILEE  G       180        219,207.83
     1
    2544 RUTLAND PLACE                 6.950          2,240.09
    74
                                       6.825          2,240.09
 339,950.00
    THOUSAND OAKS    CA   91362          1            11/08/95
    00
    1796043                              05           01/01/96
     0
    1796043                              O            12/01/10
    0


    1458474          920/728             F          301,700.00
    ZZ
    HANK                JEFFREY  P       180        301,700.00
     1
    30 FIELDBROOK PLACE                7.875          2,861.47
    75
                                       7.625          2,861.47
 405,000.00
    MORAGA           CA   94556          2            12/03/95
    00
    0380298613                           05           02/01/96
     0
1


    275541                               O            01/01/11
    0


    1458590          450/728             F          218,400.00
    ZZ
    BIANCHET            PAUL             180        217,047.55
     1
    1778 SNOWBERRY                     7.250          1,993.69
    80
                                       7.000          1,993.69
 273,000.00
    ANN ARBOR        MI   48103          1            10/27/95
    00
    0380273814                           05           12/01/95
     0
    4102893                              O            11/01/10
    0


    1458802          A59/728             F          264,000.00
    ZZ
    DWYER               MARK     S       180        264,000.00
     1
    2106 N PLANTAGENET RD SW           7.750          2,484.97
    76
                                       7.500          2,484.97
 350,000.00
    BEMIDJI          MN   56601          2            12/08/95
    00
    0380279274                           05           02/01/96
     0
    1458802                              O            01/01/11
    0


    1459023          819/819             F          368,400.00
    ZZ
    RENTON              ALAN     C       180        340,468.49
     1
    109 JEFFERSON DR                   7.375          3,389.00
    73
                                       7.125          3,389.00
 505,000.00
    PITTSBURGH       PA   15228          2            01/14/94
    00
    1433341                              05           03/01/94
     0
    1433341                              O            02/01/09
    0


    1459397          791/728             F           75,000.00
    ZZ
    HOCHGESANG          CHARLES  D       180         75,000.00
     1
    5707 39TH STREET CIRCLE E          8.000            716.74
    56
                                       7.750            716.74
 135,000.00
    BRADENTON        FL   34203          1            12/11/95
    00
    0380307547                           05           02/01/96
     0
    755933                               O            01/01/11
    0


    1459454          439/439             F          240,000.00
    ZZ
    VOLPE               ALAN     M       180        239,255.88
     1
    7 COMPO VIA                        7.200          2,184.12
    80
                                       7.075          2,184.12
 300,000.00
    DANVILLE         CA   94526          2            11/09/95
    00
    1821403                              05           01/01/96
     0
    1821403                              O            12/01/10
    0


1


    1459833          480/728             F          105,000.00
    ZZ
    KREYE               KENNETH  W       180        105,000.00
     1
    2958 DESOTA RD                     7.875            995.87
    70
                                       7.625            995.87
 150,000.00
    SARASOTA         FL   34234          1            12/15/95
    00
    0380301417                           05           02/01/96
     0
    1833649                              O            01/01/11
    0


    1459979          965/728             F          193,000.00
    ZZ
    SHADEGG             STEPHEN          180        193,000.00
     1
    5780 NORTH MOCCASIN TRAIL          7.375          1,775.45
    61
                                       7.125          1,775.45
 320,000.00
    TUCSON           AZ   85715          2            12/12/95
    00
    0380297904                           05           02/01/96
     0
    2886                                 O            01/01/11
    0


    1460147          661/661             F          164,000.00
    T
    JOHNSON             CHARLES  C       180        161,382.58
     1
    1451 ANCHOR BAY DRIVE              7.000          1,474.08
    80
                                       6.750          1,474.08
 205,000.00
    GREENSBORO       GA   30642          1            07/24/95
    00
    2237899                              03           09/01/95
     0
    2237899                              O            08/01/10
    0


    1460214          A06/728             F          167,000.00
    ZZ
    KELLEY              J        J       180        167,000.00
     1
    1400 BURGUNDY ROAD                 7.125          1,512.74
    50
                                       6.875          1,512.74
 335,000.00
    ANN ARBOR        MI   48105          2            12/06/95
    00
    0380275223                           05           02/01/96
     0
    955368                               O            01/01/11
    0


    1460241          232/232             F          116,250.00
    ZZ
    PAK                 HYO      K       180        116,250.00
     1
    1563 S KINGSTON ST                 8.250          1,127.79
    75
                                       8.000          1,127.79
 155,000.00
    AURORA           CO   80012          1            12/08/95
    00
    11007366                             05           02/01/96
     0
    11007366                             O            01/01/11
    0


    1460329          334/728             F          239,000.00
    ZZ
    BECERRA             CARLOS           180        237,629.25
     1
    20760 VIA MARISA                   8.125          2,301.29
    86
                                       7.875          2,301.29
 280,000.00
1


    YORBA LINDA      CA   92686          2            10/18/95
    10
    0380299736                           05           12/01/95
    17
    969584                               O            11/01/10
    0


    1460360          447/447             F          310,000.00
    ZZ
    HAY                 ALAN     J       180        308,059.35
     1
    4 MARLBORO WOODS                   7.125          2,808.08
    80
                                       6.875          2,808.08
 390,000.00
    KENNETT SQUARE   PA   19348          2            09/28/95
    00
    2020454                              05           12/01/95
     0
    2020454                              O            11/01/10
    0


    1460565          736/728             F           89,300.00
    ZZ
    MEAD                TRACY    L       180         89,300.00
     1
    370 EAST PINON WAY                 7.750            840.56
    80
                                       7.500            840.56
 113,000.00
    GILBERT          AZ   85234          2            12/20/95
    00
    0380308354                           03           02/01/96
     0
    456379                               O            01/01/11
    0


    1460634          601/728             F          260,000.00
    ZZ
    SALISBURY           JOHN     W       180        259,197.38
     1
    19581 ARGYLE OVAL                  7.250          2,373.45
    69
                                       7.000          2,373.45
 380,000.00
    ROCKY RIVER      OH   44116          1            11/15/95
    00
    0380276932                           05           01/01/96
     0
    846920                               O            12/01/10
    0


    1460770          B98/728             F          267,000.00
    ZZ
    NELSON              PHILIP   F       180        267,000.00
     1
    2318 LARIAT LANE                   8.125          2,570.90
    77
                                       7.875          2,570.90
 350,000.00
    WALNUT CREEK     CA   94596          2            12/20/95
    00
    0380308271                           03           02/01/96
     0
    133150                               O            01/01/11
    0


    1460810          736/728             F          650,000.00
    ZZ
    SCANLON             RONALD   L       180        650,000.00
     1
    31 HEADLAND DRIVE                  7.625          6,071.84
    61
                                       7.375          6,071.84
1,075,000.00
    RANCHO PALOS VE  CA   90275          2            12/22/95
    00
    0380304932                           05           02/01/96
     0
    457099                               O            01/01/11
    0
1




    1460831          965/728             F           52,900.00
    ZZ
    SHADEGG             STEPHEN  D       180         52,900.00
     1
    925 BLUE JAY DRIVE                 7.875            501.73
    36
                                       7.625            501.73
 147,000.00
    PRESCOTT         AZ   86303          2            12/12/95
    00
    0380297938                           05           02/01/96
     0
    2887                                 O            01/01/11
    0


    1461210          686/686             F           85,000.00
    ZZ
    BARDALES            RAMON    E       180         85,000.00
     1
    2620 DANA AVENUE                   7.875            806.19
    66
                                       7.625            806.19
 130,000.00
    WAUKEGAN         IL   60087          5            11/27/95
    00
    30817079478                          05           02/01/96
     0
    30817079478                          O            01/01/11
    0


    1461384          232/232             F          232,000.00
    ZZ
    WERNER              ANDREW   J       180        231,344.27
     1
    12 NORTH RIDGEVIEW DRIVE           8.250          2,250.73
    80
                                       8.000          2,250.73
 290,000.00
    STUART           FL   34996          1            11/17/95
    00
    887186                               05           01/01/96
     0
    887186                               O            12/01/10
    0


    1461550          575/575             F          335,000.00
    ZZ
    DAHIYA              RAM      C       180        333,943.10
     1
    4237 CHESWICK LANE                 7.000          3,011.07
    72
                                       6.875          3,011.07
 468,200.00
    VIRGINIA BEACH   VA   23455          2            11/08/95
    00
    415010335                            05           01/01/96
     0
    415010335                            O            12/01/10
    0


    1461928          757/757             F          282,750.00
    ZZ
    ANDREWS             TODD     G       180        282,750.00
     1
    2445 CASTLEMAINE COURT             7.625          2,641.26
    75
                                       7.375          2,641.26
 377,000.00
    DULUTH           GA   30136          1            12/05/95
    00
    2663763                              03           02/01/96
     0
    2663763                              O            01/01/11
    0


    1461935          723/728             F          140,000.00
    T
    MACKAY              DONALD           180        140,000.00
     1
1


    60 INDIAN HILL ROAD                7.625          1,307.78
    26
                                       7.375          1,307.78
 550,000.00
    NICASIO          CA   94946          2            12/14/95
    00
    0380298985                           05           02/01/96
     0
    8288                                 O            01/01/11
    0


    1461957          450/728             F          280,000.00
    ZZ
    WU                  WAYNE    Y       180        279,116.61
     1
    19680 AUBURN DRIVE                 7.000          2,516.72
    80
                                       6.750          2,516.72
 350,000.00
    CUPERTINO        CA   95014          1            11/08/95
    00
    0380282948                           05           01/01/96
     0
    3960861                              O            12/01/10
    0


    1461975          070/728             F          260,000.00
    ZZ
    FAGAN               IAN              180        259,248.63
     1
    6609 E SHOOTING STAR WAY           8.000          2,484.70
    80
                                       7.750          2,484.70
 327,864.00
    SCOTTSDALE       AZ   85262          1            11/14/95
    00
    0380305699                           03           01/01/96
     0
    3606484                              O            12/01/10
    0


    1461976          070/728             F          555,000.00
    ZZ
    VAN DALSEM          BRUCE    E       180        548,232.19
     1
    1111 TELLEM DRIVE                  7.500          5,144.92
    75
                                       7.250          5,144.92
 740,000.00
    LOS ANGELES      CA   90272          2            08/23/95
    00
    0380305715                           05           10/01/95
     0
    4065549                              O            09/01/10
    0


    1461977          070/728             F          682,500.00
    ZZ
    ESTRADA             RUDOLPH  I       180        673,528.68
     1
    3535 LOCKSLEY DRIVE                6.625          5,992.31
    75
                                       6.375          5,992.31
 910,000.00
    PASADENA         CA   91107          1            08/21/95
    00
    0380305723                           05           10/01/95
     0
    4391100                              O            09/01/10
    0


    1461979          070/728             F          225,000.00
    ZZ
    MCKEE JR            GREGG    L       180        224,320.47
     1
    927 MONTEVINO DRIVE                7.500          2,085.78
    45
                                       7.250          2,085.78
 500,000.00
    PLEASANTON       CA   94566          1            11/08/95
    00
    0380305772                           05           01/01/96
     0
1


    4613888                              O            12/01/10
    0


    1461980          070/728             F          252,000.00
    ZZ
    YAMAJALA            SIVARAMA K       120        250,616.86
     1
    8 BRUNDRETT AVNUE                  8.375          3,107.62
    76
                                       8.125          3,107.62
 335,000.00
    ANDOVER          MA   01810          2            11/27/95
    00
    0380305806                           05           01/01/96
     0
    4833614                              O            12/01/05
    0


    1461981          070/728             F          341,000.00
    ZZ
    GALLAGHER           PAUL     A       180        338,088.67
     1
    116 COUNTRY CLUB DRIVE             8.250          3,308.18
    75
                                       8.000          3,308.18
 460,000.00
    SAN LUIS OBISPO  CA   93401          2            09/20/95
    00
    0380305814                           05           11/01/95
     0
    4863066                              O            10/01/10
    0


    1461982          070/728             F          375,000.00
    ZZ
    MACKENZIE           GARRY    W       180        369,141.56
     1
    1694 EAST RUTHERFORD RIDGE         7.250          3,423.24
    77
                                       7.000          3,423.24
 490,000.00
    OGDEN            UT   84403          1            07/17/95
    00
    0380305822                           01           09/01/95
     0
    4907250                              O            08/01/10
    0


    1461983          070/728             F          304,000.00
    ZZ
    BOYLE               MICHAEL  J       180        302,572.48
     1
    7370 LIVE OAK DRIVE                7.500          2,818.12
    80
                                       7.250          2,818.12
 380,000.00
    RIVERSIDE        CA   92509          1            11/08/95
    00
    0380305848                           05           01/01/96
     0
    5052803                              O            12/01/10
    0


    1461984          070/728             F          320,000.00
    ZZ
    LANDRY              ROBERT   W       180        316,181.56
     1
    18514 ASPESI DRIVE                 7.750          3,012.08
    73
                                       7.500          3,012.08
 440,000.00
    SARATOGA         CA   95070          2            08/25/95
    00
    0380305855                           05           10/01/95
     0
    5063891                              O            09/01/10
    0


1


    1461985          070/728             F          623,000.00
    ZZ
    BIRNBERG            GARY             180        621,159.39
     1
    265 HAMPTON LANE                   7.750          5,864.15
    72
                                       7.500          5,864.15
 872,000.00
    KEY BISCAYNE     FL   33149          1            11/30/95
    00
    0380305871                           05           01/01/96
     0
    5369570                              O            12/01/10
    0


    1461987          070/728             F          296,700.00
    ZZ
    CARLSEN             WILLIAM  F       180        294,110.55
     1
    2229 23RD STREET                   8.000          2,835.42
    75
                                       7.750          2,835.42
 400,000.00
    SANTA MONICA     CA   90405          2            09/21/95
    00
    0380305905                           05           11/01/95
     0
    5538065                              O            10/01/10
    0


    1461988          070/728             F           60,000.00
    ZZ
    MATTA               WILLIAM  J       180         59,837.83
     1
    197 WILSON AVENUE                  8.750            599.67
    39
                                       8.500            599.67
 156,000.00
    QUINCY           MA   02170          1            11/28/95
    00
    0380305913                           05           01/01/96
     0
    5571874                              O            12/01/10
    0


    1461989          070/728             F          250,000.00
    T
    DAINA               SAM              180        247,769.83
     1
    2934 OLD HWY 98 E #501C            7.750          2,353.19
    62
                                       7.500          2,353.19
 405,000.00
    DESTIN           FL   32541          1            09/09/95
    00
    0380305921                           01           11/01/95
     0
    5575063                              O            10/01/10
    0


    1461990          070/728             F          384,000.00
    T
    BENSON              JOSEPH   L       180        380,648.65
     1
    101 RED CEDAR #13                  8.000          3,669.70
    73
                                       7.750          3,669.70
 530,000.00
    INCLINE VILLAGE  NV   89451          2            09/19/95
    00
    0380306002                           03           11/01/95
     0
    5609152                              O            10/01/10
    0


    1461991          070/728             F          296,100.00
    T
    BENNETSEN           EARL     M       180        285,244.31
     1
    48165 ALDER LANE                   8.000          2,829.69
    70
                                       7.750          2,829.69
 423,000.00
1


    PALM DESERT      CA   92260          2            11/15/95
    00
    0380306010                           03           01/01/96
     0
    5622978                              O            12/01/10
    0


    1461992          070/728             F          317,400.00
    ZZ
    FANCY               ARVIND   D       180        315,559.41
     1
    112 LOCKHART LANE                  8.000          3,033.24
    59
                                       7.750          3,033.24
 546,000.00
    LOS ALTOS        CA   94022          2            11/11/95
    00
    0380306036                           05           12/01/95
     0
    5634978                              O            11/01/10
    0


    1461993          070/728             F          416,500.00
    ZZ
    FRASER              ROBERT   G       180        412,944.09
     1
    394 LITTLEFIELD ROAD               8.250          4,040.63
    70
                                       8.000          4,040.63
 600,000.00
    BOXBOROUGH       MA   01719          5            09/22/95
    00
    0380306051                           05           11/01/95
     0
    5661818                              O            10/01/10
    0


    1461994          070/728             F          209,500.00
    ZZ
    CAMPBELL            VAUGHN   E       180        208,887.84
     1
    2485 DURBIN DRIVE                  7.875          1,987.00
    74
                                       7.625          1,987.00
 285,000.00
    CARMEL           IN   46032          2            11/29/95
    00
    0380306077                           03           01/01/96
     0
    5673137                              O            12/01/10
    0


    1461995          070/728             F          304,000.00
    ZZ
    DIEHL               RICHARD  A       180        301,288.11
     1
    901 KIPP AVENUE                    7.750          2,861.48
    80
                                       7.500          2,861.48
 380,000.00
    KEMAH            TX   77565          1            09/26/95
    00
    0380306093                           05           11/01/95
     0
    5721709                              O            10/01/10
    0


    1461996          070/728             F          280,000.00
    ZZ
    ENNS                WAYNE    P       180        278,376.28
     1
    4374 HIGHWAY 22 EAST               8.000          2,675.83
    80
                                       7.750          2,675.83
 350,000.00
    PARIS            AR   72855          2            10/20/95
    00
    0380306101                           05           12/01/95
     0
    5788257                              O            11/01/10
    0
1




    1461998          070/728             F          263,250.00
    ZZ
    THAI                KHUONG           180        261,706.53
     1
    5 SHANNON COURT                    7.875          2,496.79
    75
                                       7.625          2,496.79
 351,000.00
    SOMERSET         NJ   08873          5            10/25/95
    00
    0380306127                           05           12/01/95
     0
    5819193                              O            11/01/10
    0


    1462000          070/728             F          305,500.00
    ZZ
    CRABBE              WILLIAM  P       180        304,567.18
     1
    2709 SOUTH WILDWIND CIRCLE         7.375          2,810.37
    78
                                       7.125          2,810.37
 395,000.00
    THE WOODLANDS    TX   77380          2            11/15/95
    00
    0380306150                           03           01/01/96
     0
    5841411                              O            12/01/10
    0


    1462001          070/728             F          306,000.00
    ZZ
    VALLADARES          CARLOS   E       180        304,063.53
     1
    189 TWELVE OAKS LANE               7.000          2,750.42
    80
                                       6.750          2,750.42
 382,500.00
    PONTE VEDRA BEA  FL   32082          1            10/10/95
    00
    0380306176                           03           12/01/95
     0
    5912626                              O            11/01/10
    0


    1462002          070/728             F          219,600.00
    ZZ
    DEBOS               HENRY    G       180        218,979.32
     1
    13561 ETON PLACE                   8.250          2,130.43
    90
                                       8.000          2,130.43
 244,000.00
    SANTA ANA AREA   CA   92705          2            11/07/95
    04
    0380306184                           05           01/01/96
    30
    6072853                              O            12/01/10
    0


    1462003          070/728             F          921,000.00
    ZZ
    BLANKEMEYER         HAROLD           180        915,540.38
     1
    4421 CAESARS LANE                  7.750          8,669.15
    69
                                       7.500          8,669.15
1,350,000.00
    IRVING           TX   75038          2            10/27/95
    00
    0380306200                           03           12/01/95
     0
    6363757                              O            11/01/10
    0


    1462004          070/728             F          100,000.00
    ZZ
    DENICKER            SANTO            180         99,432.78
     1
1


    7 ROCHELLE LANE                    8.250            970.14
    46
                                       8.000            970.14
 220,000.00
    FORT SALONGA     NY   11768          1            10/16/95
    00
    0380306218                           05           12/01/95
     0
    6363978                              O            11/01/10
    0


    1462005          070/728             F          427,000.00
    ZZ
    BLANKEMEYER         GERALD   G       180        424,468.02
     1
    406 JOHN MCCAIN ROAD               7.750          4,019.25
    33
                                       7.500          4,019.25
1,300,000.00
    COLLEYVILLE      TX   76034          2            10/30/95
    00
    0380306234                           05           12/01/95
     0
    6382332                              O            11/01/10
    0


    1462006          070/728             F          575,000.00
    ZZ
    WILLIAMS JR         ROBERT   M       180        571,516.01
     1
    4100 TUCKAHOE LANE                 7.500          5,330.32
    75
                                       7.250          5,330.32
 773,000.00
    MEMPHIS          TN   38111          1            10/26/95
    00
    0380306242                           05           12/01/95
     0
    6391467                              O            11/01/10
    0


    1462007          070/728             F          343,500.00
    T
    PISANO              MARK             180        342,473.92
     1
    76 GALLEONS REACH                  7.625          3,208.74
    80
                                       7.375          3,208.74
 430,000.00
    THE SEA RANCH    CA   95497          2            11/22/95
    00
    0380306267                           03           01/01/96
     0
    6410488                              O            12/01/10
    0


    1462008          070/728             F          380,650.00
    ZZ
    BRUMBELOW           JACKSON  L       180        379,435.97
     1
    10001 MEADOWBROOK DRIVE            6.875          3,394.84
    64
                                       6.625          3,394.84
 600,000.00
    DALLAS           TX   75229          2            11/16/95
    00
    0380306275                           05           01/01/96
     0
    6436144                              O            12/01/10
    0


    1462009          070/728             F          250,000.00
    ZZ
    WESTERVELT JR       WILLIAM          180        249,244.97
     1
    210 OLD COUNTY ROAD                7.500          2,317.53
    57
                                       7.250          2,317.53
 440,000.00
    SEVERNA PARK     MD   21146          5            11/27/95
    00
    0380306309                           05           01/01/96
     0
1


    6453739                              O            12/01/10
    0


    1462010          070/728             F           90,000.00
    ZZ
    SREMBA              MARIAN           180         89,728.19
     1
    3943 N. NORA                       7.500            834.31
    57
                                       7.250            834.31
 159,000.00
    CHICAGO          IL   60634          1            12/01/95
    00
    0380306325                           05           01/01/96
     0
    6459984                              O            12/01/10
    0


    1462011          070/728             F          272,000.00
    ZZ
    LIM                 CHRISTOPH        180        271,160.34
     1
    10608 GREAT ARBOR DRIVE            7.250          2,482.99
    78
                                       7.000          2,482.99
 350,000.00
    POTOMAC          MD   20854          2            11/22/95
    00
    0380306333                           05           01/01/96
     0
    6480924                              O            12/01/10
    0


    1462012          070/728             F          240,000.00
    ZZ
    COUTANT             KEVIN    C       180        239,275.17
     1
    1257 HAZEL BOULEVARD               7.500          2,224.83
    69
                                       7.250          2,224.83
 350,000.00
    TULSA            OK   74114          5            11/22/95
    00
    0380306358                           05           01/01/96
     0
    6515826                              O            12/01/10
    0


    1462013          070/728             F          209,600.00
    ZZ
    SUNDIN              ERIC     E       180        208,994.28
     1
    16975 SIBELIUS LANE                8.000          2,003.05
    80
                                       7.750          2,003.05
 262,000.00
    GURNEE           IL   60031          1            11/17/95
    00
    0380306366                           05           01/01/96
     0
    6519574                              O            12/01/10
    0


    1462015          070/728             F          336,000.00
    ZZ
    SONG                CHUL     S       180        334,996.32
     1
    5031 HUMPHREY WAY                  7.625          3,138.68
    70
                                       7.375          3,138.68
 480,000.00
    LA CRESCENTA     CA   91214          1            11/20/95
    00
    0380306390                           05           01/01/96
     0
    6818896                              O            12/01/10
    0


1


    1462016          070/728             F          392,000.00
    ZZ
    HELM                GLORA    B       180        390,646.84
     1
    2404 KINGSTON STREET               7.875          3,717.92
    80
                                       7.625          3,717.92
 492,000.00
    HOUSTON          TX   77019          1            11/21/95
    00
    0380306416                           05           01/01/96
     0
    6819537                              O            12/01/10
    0


    1462017          070/728             F          332,800.00
    ZZ
    SHAH                RAMESH   D       180        331,761.39
     1
    2831 PENINSULAS DRIVE              7.125          3,014.61
    80
                                       6.875          3,014.61
 416,000.00
    MISSOURI CITY    TX   77459          1            11/22/95
    00
    0380306382                           03           01/01/96
     0
    6819883                              O            12/01/10
    0


    1462018          070/728             F          350,000.00
    ZZ
    MOHEBBIZADEH        TEYMOUR          180        348,977.31
     1
    6392 SOUTH CRESTMOUNT CIRCLE       7.875          3,319.57
    66
                                       7.625          3,319.57
 535,000.00
    SALT LAKE CITY   UT   84121          5            11/28/95
    00
    0380306432                           05           01/01/96
     0
    6828840                              O            12/01/10
    0


    1462019          070/728             F           40,000.00
    ZZ
    COBLE               SHARON   W       180         39,778.08
     1
    RTE 1 BOX 74 OLD SANDY RUN ROA     8.500            393.90
    34
                                       8.250            393.90
 120,000.00
    ALLENHURST       GA   31301          5            11/01/95
    00
    0380306457                           05           12/01/95
     0
    6849304                              O            11/01/10
    0


    1462020          070/728             F          164,500.00
    ZZ
    HAMMER              JOHN     P       180        164,019.33
     1
    853 FAIRWAY VIEW DRIVE             7.875          1,560.20
    62
                                       7.625          1,560.20
 268,000.00
    EUGENE           OR   97401          2            11/03/95
    00
    0380306473                           03           01/01/96
     0
    6878358                              O            12/01/10
    0


    1462021          070/728             F          238,700.00
    ZZ
    TRIMBLE             MARK     E       180        238,025.33
     1
    2790 LACY LANE                     8.250          2,315.73
    89
                                       8.000          2,315.73
 270,000.00
1


    SACRAMENTO       CA   95821          2            11/22/95
    04
    0380306481                           05           01/01/96
    25
    6889099                              O            12/01/10
    0


    1462022          070/728             F          232,000.00
    ZZ
    LAMB                BRYAN    H       180        231,314.57
     1
    620 LOMPREY AVENUE                 7.750          2,183.76
    73
                                       7.500          2,183.76
 321,000.00
    HENDERSON        NV   89015          4            11/24/95
    00
    0380306507                           05           01/01/96
     0
    6913020                              O            12/01/10
    0


    1462023          070/728             F          250,000.00
    ZZ
    PURSIFULL           RAJIAM           180        249,253.22
     1
    9821 NW SKYLINE BLVD.              7.625          2,335.32
    65
                                       7.375          2,335.32
 390,000.00
    PORTLAND         OR   97231          5            11/20/95
    00
    0380306515                           05           01/01/96
     0
    6914164                              O            12/01/10
    0


    1462024          070/728             F          635,900.00
    ZZ
    GANS                HERMAN           180        634,000.48
     1
    16346 VINTAGE OAKS CIRCLE          7.625          5,940.13
    70
                                       7.375          5,940.13
 908,460.00
    DELRAY BEACH     FL   33484          1            11/16/95
    00
    0380306531                           03           01/01/96
     0
    6918753                              O            12/01/10
    0


    1462025          070/728             F          500,000.00
    ZZ
    WOLF                JOAN     L       180        498,555.07
     1
    2674 CYPRESS LANE                  8.000          4,778.26
    77
                                       7.750          4,778.26
 650,000.00
    FORT LAUDERDALE  FL   33332          1            11/15/95
    00
    0380306556                           03           01/01/96
     0
    6919005                              O            12/01/10
    0


    1462026          070/728             F          207,500.00
    ZZ
    CASSONE             RICHARD  A       180        206,924.46
     1
    465 SHRUB ROAD                     8.500          2,043.33
    83
                                       8.250          2,043.33
 250,000.00
    BRISTOL          CT   06010          2            10/30/95
    01
    0380306572                           05           01/01/96
     6
    7032376                              O            12/01/10
    0
1




    1462029          070/728             F          210,277.00
    ZZ
    HOLBROOK            THOMAS   J       180        209,648.88
     1
    4044 OJIBWA RD.                    7.625          1,964.26
    72
                                       7.375          1,964.26
 295,000.00
    BRAINERD         MN   56401          5            11/30/95
    00
    0380306580                           05           01/01/96
     0
    7160608                              O            12/01/10
    0


    1462333          640/640             F          270,000.00
    ZZ
    ADKINS              DANIEL   E       180        269,184.56
     1
    6314 ACSOT CLOSE                   7.500          2,502.94
    65
                                       7.250          2,502.94
 420,177.00
    BRENTWOOD        TN   37027          1            11/17/95
    00
    5606108                              03           01/01/96
     0
    5606108                              O            12/01/10
    0


    1462390          881/728             F          343,000.00
    ZZ
    GARGALIS            MICHAEL  P       180        343,000.00
     1
    22376 WEST SAN JOAQUIN DRIVE       7.750          3,228.58
    75
                                       7.500          3,228.58
 460,000.00
    CANYON LAKE      CA   92587          2            12/22/95
    00
    0380312422                           03           02/01/96
     0
    102928                               O            01/01/11
    0


    1462485          637/728             F          115,000.00
    ZZ
    RENTT               PATRICIA         180        115,000.00
     1
    92 SUFFOLK RD                      7.500          1,066.07
    54
                                       7.250          1,066.07
 215,000.00
    ISLAND PARK      NY   11558          1            12/04/95
    00
    0380282559                           05           02/01/96
     0
    4733721                              O            01/01/11
    0


    1462527          232/232             F          762,000.00
    ZZ
    VAILE III           VICTOR   E       120        757,805.72
     1
    2024 KIRKLAND ROAD                 7.875          9,194.91
    64
                                       7.625          9,194.91
1,200,000.00
    AUBURNDALE       FL   33823          5            11/28/95
    00
    877803                               05           01/01/96
     0
    877803                               O            12/01/05
    0


    1462537          B73/728             F          342,500.00
    ZZ
    DEOLIVEIRA          JOSEPH   M       180        341,499.22
     1
1


    400 FAWNS RUN                      7.875          3,248.44
    59
                                       7.625          3,248.44
 585,000.00
    MARLBORO TOWNSH  NJ   07746          1            11/21/95
    00
    0380291246                           05           01/01/96
     0
    1087274                              O            12/01/10
    0


    1462570          965/728             F          106,600.00
    ZZ
    HAWLEY              PATRICK  M       180        106,600.00
     1
    1319 EAST GREENTREE DRIVE          8.125          1,026.43
    45
                                       7.875          1,026.43
 240,000.00
    TEMPE            AZ   85284          2            12/13/95
    00
    0380299199                           05           02/01/96
     0
    3199                                 O            01/01/11
    0


    1462613          593/728             F          210,000.00
    T
    MACKIE JR           ROBERT   W       180        209,372.70
     1
    LOT 15 FOREST GLEN                 7.625          1,961.68
    75
                                       7.375          1,961.68
 280,000.00
    SALT LAKE CITY   UT   84121          4            11/16/95
    00
    0380289158                           05           01/01/96
     0
    6577555                              O            12/01/10
    0


    1462656          575/575             F          284,400.00
    ZZ
    SALAS               MANUEL   D       180        283,522.07
     1
    509 MARLBANK DRIVE                 7.250          2,596.18
    90
                                       7.125          2,596.18
 316,000.00
    YORKTOWN         VA   23692          1            11/30/95
    11
    438004929                            03           01/01/96
    25
    438004929                            O            12/01/10
    0


    1462659          575/575             F          240,000.00
    ZZ
    COLLINS             GAIL     A       180        239,275.17
     1
    6400 WESTCHESTER CIRCLE            7.500          2,224.83
    80
                                       7.375          2,224.83
 300,000.00
    RICHMOND         VA   23225          1            11/30/95
    00
    411007124                            05           01/01/96
     0
    411007124                            O            12/01/10
    0


    1462706          E22/728             F           94,000.00
    ZZ
    ENRIQUEZ            ANGELA           180         93,737.26
     1
    2716 FENIMORE ROAD                 8.375            918.78
    64
                                       8.125            918.78
 147,000.00
    WHEATON          MD   20902          2            11/22/95
    00
    0410006852                           05           01/01/96
     0
1


    0410006852                           O            12/01/10
    0


    1462801          076/076             F          228,000.00
    ZZ
    RANEY JR            HERSCHEL D       180        226,618.52
     1
    845 SCHERMAN OAKS CIRCLE           7.500          2,113.59
    80
                                       7.250          2,113.59
 288,000.00
    CONWAY           AR   72032          1            10/27/95
    00
    5009162                              05           12/01/95
     0
    5009162                              O            11/01/10
    0


    1462818          076/076             F          244,800.00
    ZZ
    ROSEN               RITA     L       180        242,709.99
     1
    17009 ESCALON DRIVE                8.250          2,374.90
    80
                                       8.000          2,374.90
 306,000.00
    LOS ANGELES      CA   91346          1            09/11/95
    00
    4999252                              05           11/01/95
     0
    4999252                              O            10/01/10
    0


    1462856          480/728             F          117,500.00
    ZZ
    WILL                MURIEL   G       180        117,121.17
     1
    16625 NORTH 7TH DRIVE              6.750          1,039.77
    60
                                       6.500          1,039.77
 197,590.00
    PHOENIX          AZ   85023          1            11/28/95
    00
    0380292236                           03           01/01/96
     0
    1083252                              O            12/01/10
    0


    1462867          480/728             F          405,000.00
    ZZ
    KNAUER              SCOTT    K       180        403,776.85
     1
    4160 NORTH 55TH PLACE              7.500          3,754.40
    75
                                       7.250          3,754.40
 540,000.00
    PHOENIX          AZ   85018          1            11/16/95
    00
    0380294232                           05           01/01/96
     0
    1084680                              O            12/01/10
    0


    1462871          480/728             F          193,500.00
    ZZ
    SIN                 KUN      K       180        192,915.61
     1
    2406 PIMPERNEL DRIVE               7.500          1,793.77
    75
                                       7.250          1,793.77
 258,000.00
    WALDORF          MD   20603          1            11/30/95
    00
    0380294265                           03           01/01/96
     0
    1139609                              O            12/01/10
    0


1


    1462974          461/461             F          640,000.00
    ZZ
    LIN                 HSIN     Y       180        640,000.00
     1
    1381 VIA ROMERO                    7.500          5,932.88
    65
                                       7.250          5,932.88
 999,000.00
    PALOS VERDES ES  CA   90274          2            11/30/95
    00
    20978441                             05           02/01/96
     0
    20978441                             O            01/01/11
    0


    1463003          533/728             F          271,000.00
    ZZ
    DIX                 MEL      W       180        271,000.00
     1
    4275 CLEARVIEW DRIVE               8.000          2,589.82
    70
                                       7.750          2,589.82
 390,000.00
    CARLSBAD         CA   92008          2            12/06/95
    00
    0380296286                           03           02/01/96
     0
    2221521                              O            01/01/11
    0


    1463010          593/728             F          213,500.00
    ZZ
    PETERSON            GARY     L       180        212,869.22
     1
    10509 ROYAL BIRKDALE NE            7.750          2,009.63
    75
                                       7.500          2,009.63
 285,000.00
    ALBUQUERQUE      NM   87111          5            11/15/95
    00
    0380298019                           05           01/01/96
     0
    6777791                              O            12/01/10
    0


    1463126          450/728             F          235,000.00
    ZZ
    KRAMER              ANDREW   J       180        234,313.33
     1
    41 W 139 LASSO LANE                7.875          2,228.86
    75
                                       7.625          2,228.86
 315,000.00
    ST. CHARLES      IL   60175          2            11/14/95
    00
    0380299173                           05           01/01/96
     0
    398433                               O            12/01/10
    0


    1463130          450/728             F          227,000.00
    ZZ
    ALEXANDER           MICHAEL  J       180        226,351.24
     1
    1596 WILLIS DRIVE                  8.125          2,185.74
    65
                                       7.875          2,185.74
 350,000.00
    GRASS LAKE TOWN  MI   49240          2            11/27/95
    00
    0380299074                           05           01/01/96
     0
    3990355                              O            12/01/10
    0


    1463196          025/025             F          246,700.00
    ZZ
    FERRIS              ROBERT   D       180        245,971.14
     1
    8627 WOODBRIAR DRIVE               7.750          2,322.13
    68
                                       7.500          2,322.13
 365,000.00
1


    SARASOTA         FL   34238          2            10/31/95
    00
    547445                               03           01/01/96
     0
    547445                               O            12/01/10
    0


    1463268          E22/728             F          320,000.00
    ZZ
    OSLER               PATRICK  J       180        319,064.96
     1
    25887 CANYON ROAD NORTHWEST        7.875          3,035.04
    61
                                       7.625          3,035.04
 530,000.00
    POULSBO          WA   98370          5            11/17/95
    00
    0410039259                           05           01/01/96
     0
    0410039259                           O            12/01/10
    0


    1463284          076/076             F          300,000.00
    ZZ
    MELLOR              ROY      D       180        298,182.26
     1
    5114 SHERWOOD ROAD                 7.500          2,781.04
    80
                                       7.250          2,781.04
 375,000.00
    LITTLE ROCK      AR   72207          1            10/26/95
    00
    4971122                              05           12/01/95
     0
    4971122                              O            11/01/10
    0


    1463285          076/076             F          226,000.00
    ZZ
    PROFFITT            DANNY    L       180        224,600.48
     1
    1134 CROSSOVER ROAD                7.250          2,063.07
    78
                                       7.000          2,063.07
 290,000.00
    FAYETTEVILLE     AR   72701          2            10/05/95
    00
    4965962                              05           12/01/95
     0
    4965962                              O            11/01/10
    0


    1463287          076/076             F          333,000.00
    ZZ
    GIEBEL              DAN      W       180        330,061.72
     1
    1007 CRESCENT                      7.875          3,158.34
    90
                                       7.625          3,158.34
 370,000.00
    BELTON           TX   76513          1            09/21/95
    10
    4952862                              05           11/01/95
    25
    4952862                              O            10/01/10
    0


    1463288          076/076             F          306,500.00
    ZZ
    CHANG               CHUNG    Y       180        304,642.89
     1
    536 SOUTH THIRD ST                 7.500          2,841.29
    59
                                       7.250          2,841.29
 520,000.00
    BELLAIRE         TX   77401          5            10/24/95
    00
    4948412                              05           12/01/95
     0
    4948412                              O            11/01/10
    0
1




    1463290          076/076             F          230,000.00
    ZZ
    PETRUZZELLIS        SALVATORE        180        227,970.55
     1
    47 WATERFORD DRIVE                 7.875          2,181.44
    80
    BLDG 68 UNIT 322                   7.625          2,181.44
 288,065.00
    MONTVILLE TOWNS  NJ   07005          1            09/15/95
    00
    494671                               01           11/01/95
     0
    494671                               O            10/01/10
    0


    1463292          076/076             F          260,000.00
    ZZ
    DE CARLO            DONALD   D       180        258,389.91
     1
    4927 RUSTIC TRAIL                  7.250          2,373.45
    73
                                       7.000          2,373.45
 357,000.00
    MIDLAND          TX   79707          1            10/16/95
    00
    4945022                              05           12/01/95
     0
    4945022                              O            11/01/10
    0


    1463293          076/076             F          259,450.00
    ZZ
    SANTIAGO            ANTONIO          180        257,945.46
     1
    8708 SAVANNAH                      8.000          2,479.44
    75
                                       7.750          2,479.44
 350,000.00
    LUBBOCK          TX   79424          2            10/18/95
    00
    4912502                              05           12/01/95
     0
    4912502                              O            11/01/10
    0


    1463296          076/076             F          300,000.00
    ZZ
    MONTGOMERY          LARRY    R       180        298,279.39
     1
    RT 2 BOX 2215 - B                  8.125          2,888.65
    79
                                       7.875          2,888.65
 380,000.00
    BELTON           TX   76513          2            10/10/95
    00
    4412202                              05           12/01/95
     0
    4412202                              O            11/01/10
    0


    1463300          076/076             F          300,000.00
    ZZ
    LYNCH               ROD      E       180        295,271.15
     1
    91355 TRIPLE OAKS DRIVE            7.500          2,781.04
    75
                                       7.250          2,781.04
 400,000.00
    EUGENE           OR   97408          5            07/19/95
    00
    484672                               05           09/01/95
     0
    484672                               O            08/01/10
    0


    1463304          076/076             F          260,000.00
    ZZ
    REYNOLDS            TODD     W       180        257,730.83
     1
1


    6201 BEND O' RIVER DRIVE           8.000          2,484.70
    64
                                       7.750          2,484.70
 406,450.00
    AUSTIN           TX   78746          1            09/14/95
    00
    4929842                              05           11/01/95
     0
    4929842                              O            10/01/10
    0


    1463328          163/728             F          600,000.00
    ZZ
    CADAG               RAMIRO   A       120        596,697.41
     1
    9 CENTRAL DRIVE                    7.875          7,240.09
    47
                                       7.625          7,240.09
1,300,000.00
    KINGS POINT      NY   11024          2            11/17/95
    00
    0380301268                           03           01/01/96
     0
    371711194                            O            12/01/05
    0


    1463331          076/076             F          485,000.00
    ZZ
    LANE, JR            REMER    Y       180        480,720.50
     1
    16 LIBERTY CREEK DRIVE             7.875          4,599.99
    72
                                       7.625          4,599.99
 675,000.00
    SAVANNAH         GA   31406          2            10/02/95
    00
    4933632                              03           11/01/95
     0
    4933632                              O            10/01/10
    0


    1463336          076/076             F          480,000.00
    ZZ
    MAYER               ARUN     K       180        477,123.25
     1
    13467 OWL HOLLOW COURT             7.625          4,483.82
    59
                                       7.375          4,483.82
 814,000.00
    JACKSONVILLE     FL   32223          1            10/06/95
    00
    4939152                              05           12/01/95
     0
    4939152                              O            11/01/10
    0


    1463372          943/943             F        1,000,000.00
    ZZ
    CAMPBELL            W        P       180        980,587.51
     1
    44 E ELM STREET                    6.875          8,918.55
    73
                                       6.625          8,918.55
1,385,000.00
    CHICAGO          IL   60610          1            06/29/95
    00
    5050005464                           07           08/01/95
     0
    5050005464                           O            07/01/10
    0


    1463373          943/943             F           97,000.00
    ZZ
    MCKINNON            HUGH     D       120         94,782.85
     1
    117 KING FISHER ROAD               7.625          1,157.75
    72
                                       7.375          1,157.75
 135,500.00
    LEVITTOWN        NY   11756          2            08/25/95
    00
    5050006617                           05           10/01/95
     0
1


    5050006617                           O            09/01/05
    0


    1463374          943/943             F           16,800.00
    ZZ
    GRAVES              GARY             180         16,702.58
   276
    185 HALL STREET APT 502            8.000            160.55
    76
                                       7.750            160.55
  22,250.00
    BROOKLYN         NY   11205          1            10/02/95
    00
    5050006732                           10           12/01/95
     0
    5050006732                           O            11/01/10
    0


    1463375          943/943             F          280,000.00
    ZZ
    MALCOLM             WADE     P       180        278,208.82
     1
    869 QUETTA AVENUE                  6.875          2,497.20
    79
                                       6.625          2,497.20
 358,000.00
    SUNNYVALE        CA   94087          2            10/26/95
    00
    5050007732                           05           12/01/95
     0
    5050007732                           O            11/01/10
    0


    1463376          943/943             F          364,000.00
    ZZ
    SHARPE              JEFFERSONL       180        360,845.54
     1
    135 LABBANCE LANE                  7.625          3,400.24
    75
                                       7.375          3,400.24
 490,000.00
    FAIRFIELD        CT   06430          2            10/16/95
    00
    5050008579                           05           12/01/95
     0
    5050008579                           O            11/01/10
    0


    1463377          943/943             F          268,500.00
    ZZ
    MADIGAN             MICHAEL          180        266,840.65
     1
    122 PARK LANE                      7.625          2,508.14
    77
                                       7.375          2,508.14
 350,000.00
    WHITE PLAINS     NY   10604          2            10/10/95
    00
    5050008724                           05           12/01/95
     0
    5050008724                           O            11/01/10
    0


    1463378          943/943             F          234,000.00
    ZZ
    KOCHOUMIAN          EDWARD           180        233,308.66
     1
    35-20 UTOPIA PARKWAY               7.750          2,202.59
    90
                                       7.500          2,202.59
 260,000.00
    FLUSHING         NY   11358          2            11/07/95
    14
    5050008748                           05           01/01/96
    12
    5050008748                           O            12/01/10
    0


1


    1463379          943/943             F           30,000.00
    ZZ
    IANNINO             HUMBERTO E       180         29,820.21
    15
    35-16 79TH STREET APT 33           7.625            280.24
    72
                                       7.375            280.24
  42,000.00
    JACKSON HEIGHTS  NY   11372          1            10/23/95
    00
    5050008981                           11           12/01/95
     0
    5050008981                           O            11/01/10
    0


    1463380          943/943             F          235,000.00
    ZZ
    WOO                 DAVID    V       180        233,560.49
     1
    2055 HARTWICK CIRCLE               7.375          2,161.82
    63
                                       7.125          2,161.82
 375,000.00
    THOUSAND OAKS    CA   91360          1            10/19/95
    00
    5050009049                           05           12/01/95
     0
    5050009049                           O            11/01/10
    0


    1463381          943/943             F          313,200.00
    ZZ
    FRIEDMAN            BRUCE    S       180        311,343.36
     1
    124 PORTER LANE                    7.750          2,948.08
    90
                                       7.500          2,948.08
 348,000.00
    ORANGE           CT   06477          2            10/23/95
    14
    5050009252                           05           12/01/95
    12
    5050009252                           O            11/01/10
    0


    1463383          943/943             F          109,000.00
    T
    RIKER               WILLIAM  W       180        108,332.31
     1
    4 DIANE ROAD                       7.375          1,002.72
    76
                                       7.125          1,002.72
 145,000.00
    MANAHAWKIN       NJ   08050          2            10/26/95
    00
    5050009431                           05           12/01/95
     0
    5050009431                           O            11/01/10
    0


    1463384          943/943             F          380,000.00
    ZZ
    KLEE                BRIAN    D       180        378,839.71
     1
    9 WATERVIEW DRIVE                  7.375          3,495.71
    80
                                       7.125          3,495.71
 475,000.00
    WATERFORD        CT   06385          1            11/17/95
    00
    5050009856                           05           01/01/96
     0
    5050009856                           O            12/01/10
    0


    1463385          943/943             F          232,000.00
    ZZ
    SCHAEFER            JOHN     N       180        231,322.09
     1
    35 MAYER DRIVE                     7.875          2,200.41
    80
                                       7.625          2,200.41
 290,000.00
1


    MONTEBELLO       NY   10901          1            12/01/95
    00
    5050009987                           05           01/01/96
     0
    5050009987                           O            12/01/10
    0


    1463387          943/943             F          220,000.00
    ZZ
    ROSA                JANICE   M       180        218,695.85
     1
    35 RADCLIFFE DRIVE                 7.750          2,070.81
    74
                                       7.500          2,070.81
 300,000.00
    GETZVILLE T/O A  NY   14068          2            10/17/95
    00
    5505900279                           05           12/01/95
     0
    5505900279                           O            11/01/10
    0


    1463388          943/943             F          352,125.00
    T
    MORLEY              MICHAEL  B       180        350,037.62
     1
    83 MILL CREEK CLOSE                7.750          3,314.47
    75
                                       7.500          3,314.47
 469,500.00
    WATER MILL       NY   11976          1            10/05/95
    00
    5506600319                           05           12/01/95
     0
    5506600319                           O            11/01/10
    0


    1463389          943/943             F          285,000.00
    ZZ
    PISANO  JR          DANIEL   J       180        284,148.66
     1
    3 GLENBROOK COURT                  7.625          2,662.28
    53
                                       7.375          2,662.28
 546,000.00
    RIDGEFIELD       CT   06877          5            11/06/95
    00
    5508300145                           05           01/01/96
     0
    5508300145                           O            12/01/10
    0


    1463390          943/943             F          400,000.00
    ZZ
    DREELAND            JOHN             180        398,831.20
     1
    150 WEST 56TH STREET               7.875          3,793.80
    66
    UNIT 4308                          7.625          3,793.80
 610,000.00
    NEW YORK         NY   10019          2            11/21/95
    00
    5511000390                           08           01/01/96
     0
    5511000390                           O            12/01/10
    0


    1463392          943/943             F          322,000.00
    ZZ
    BYLLOTT JR          AUGUST   J       180        321,038.14
     1
    1 BLUFF ROAD                       7.625          3,007.90
    65
                                       7.375          3,007.90
 500,000.00
    NISSEQUOGUE      NY   11780          1            11/03/95
    00
    5513400260                           05           01/01/96
     0
    5513400260                           O            12/01/10
    0
1




    1463393          943/943             F           80,000.00
    T
    BURAN               JOHN     R       180         79,750.33
     1
    1237 HILLSBORO MILE UNIT 202       7.125            724.67
    80
                                       6.875            724.67
 100,000.00
    HILLSBORO BEACH  FL   33062          2            11/09/95
    00
    5521400204                           08           01/01/96
     0
    5521400204                           O            12/01/10
    0


    1463394          943/943             F          315,900.00
    ZZ
    CHEN                CHIEN    E       180        313,922.40
     1
    2700 MARTINEZ DRIVE                7.125          2,861.53
    65
                                       6.875          2,861.53
 488,000.00
    BURLINGAME       CA   94010          1            10/06/95
    00
    5528300244                           05           12/01/95
     0
    5528300244                           O            11/01/10
    0


    1463395          943/943             F          540,000.00
    ZZ
    GANDHI              RAJU     H       180        538,351.16
     1
    1416 MONTERO AVENUE                7.375          4,967.59
    80
                                       7.125          4,967.59
 675,000.00
    BURLINGAME       CA   94010          1            11/17/95
    00
    5528300253                           05           01/01/96
     0
    5528300253                           O            12/01/10
    0


    1463396          943/943             F          630,000.00
    ZZ
    YUZON               JOHANN   A       180        628,118.11
     1
    27 MILLS CANYON COURT              7.625          5,885.02
    65
                                       7.375          5,885.02
 975,000.00
    BURLINGAME       CA   94010          2            11/24/95
    00
    5528300259                           05           01/01/96
     0
    5528300259                           O            12/01/10
    0


    1463397          943/943             F          429,000.00
    ZZ
    WU                  WINDSOR          180        426,456.91
     1
    19940 WELLINGTON COURT             7.750          4,038.08
    65
                                       7.500          4,038.08
 660,000.00
    SARATOGA         CA   95070          2            09/28/95
    00
    5529900148                           05           12/01/95
     0
    5529900148                           O            11/01/10
    0


    1463398          943/943             F        1,000,000.00
    ZZ
    TING                EDWARD           180        996,879.18
     1
1


    21045 COMER DR                     7.125          9,058.32
    40
                                       6.875          9,058.32
2,500,000.00
    SARATOGA         CA   95070          2            11/22/95
    00
    5529900172                           05           01/01/96
     0
    5529900172                           O            12/01/10
    0


    1463399          943/943             F          350,000.00
    ZZ
    WALDMAN             SAMUEL           180        348,954.50
     1
    829 GERALDINE DRIVE                7.625          3,269.46
    73
                                       7.375          3,269.46
 480,000.00
    INCLINE VILLAGE  NV   89451          5            11/15/95
    00
    5531000362                           05           01/01/96
     0
    5531000362                           O            12/01/10
    0


    1463401          943/943             F          278,500.00
    ZZ
    WESTNER             THOMAS           180        276,796.29
     1
    7375 HORN HILL ROAD                7.750          2,621.46
    72
                                       7.500          2,621.46
 390,000.00
    ELLICOTTVILLE    NY   14731          5            11/01/95
    00
    5541500137                           05           12/01/95
     0
    5541500137                           O            11/01/10
    0


    1463403          943/943             F          116,000.00
    ZZ
    FARERI              ANTHONY          180        115,273.81
     1
    3167 LAKESHORE DRIVE               7.125          1,050.77
    65
                                       6.875          1,050.77
 179,000.00
    DEERFIELD BEACH  FL   33442          1            10/31/95
    00
    5545800177                           09           12/01/95
     0
    5545800177                           O            11/01/10
    0


    1463404          943/943             F          300,000.00
    ZZ
    SAPP                GARY     K       180        299,113.67
     1
    231 SOUTH VINE STREET              7.750          2,823.83
    67
                                       7.500          2,823.83
 450,000.00
    PARK RIDGE       IL   60068          5            11/13/95
    00
    5555100192                           05           01/01/96
     0
    5555100192                           O            12/01/10
    0


    1463405          943/943             F          290,000.00
    ZZ
    MANGULABNAN         MELVIN   S       180        288,299.67
     1
    29 DEER RUN                        7.875          2,750.51
    79
                                       7.625          2,750.51
 370,200.00
    ORCHARD PARK     NY   14127          1            10/19/95
    00
    5556300103                           05           12/01/95
     0
1


    5556300103                           O            11/01/10
    0


    1463406          943/943             F          280,000.00
    ZZ
    KUS                 EDWARD   J       180        279,172.75
     1
    620 NORTH MAIN STREET              7.750          2,635.58
    61
                                       7.500          2,635.58
 465,000.00
    GLEN ELLYN       IL   60137          2            11/22/95
    00
    5558800128                           05           01/01/96
     0
    5558800128                           O            12/01/10
    0


    1463416          664/728             F           60,000.00
    ZZ
    FARRELL             WILLIAM  J       180         60,000.00
     1
    1013  OAKTREE TRAIL                8.375            586.46
    38
                                       8.125            586.46
 160,937.00
    LAKE VILLA       IL   60046          1            12/05/95
    00
    0380297235                           05           02/01/96
     0
    2121242                              O            01/01/11
    0


    1463427          624/728             F          194,000.00
    ZZ
    GIANG               DAVID            180        194,000.00
     1
    3241 DUVAL STREET                  7.875          1,839.99
    32
                                       7.625          1,839.99
 615,000.00
    HONOLULU         HI   96815          2            12/04/95
    00
    0380298282                           05           02/01/96
     0
    70061029413                          O            01/01/11
    0


    1463811          943/728             F          688,000.00
    ZZ
    AYALA               ORLANDO          180        679,052.14
     1
    25410 NE 108TH STREET              6.750          6,088.18
    80
                                       6.500          6,088.18
 860,000.00
    REDMOND          WA   98053          1            08/30/95
    00
    0380304908                           05           10/01/95
     0
    5050007195                           O            09/01/10
    0


    1463813          943/728             F          304,650.00
    ZZ
    KINNEY              SCOTT    L       180        302,804.07
     1
    3585 ELRENE ROAD                   7.500          2,824.15
    90
                                       7.250          2,824.15
 338,900.00
    EAGAN            MN   55121          1            10/06/95
    01
    0380304510                           05           12/01/95
    25
    5050008426                           O            11/01/10
    0


1


    1463814          943/728             F          400,000.00
    T
    NELSON              KIPP     M       180        398,805.15
     1
    SKIWAY VILLAGE HOMES NO 15         7.625          3,736.52
    72
                                       7.375          3,736.52
 562,000.00
    KETCHUM          ID   83340          1            11/06/95
    00
    0380304536                           03           01/01/96
     0
    5050008872                           O            12/01/10
    0


    1463815          943/728             F          374,000.00
    ZZ
    GOODMAN             JOHN     E       180        372,907.17
     1
    6363 MASSEY MANOR LANE             7.875          3,547.21
    68
                                       7.625          3,547.21
 550,000.00
    MEMPHIS          TN   38120          2            11/15/95
    00
    0380304916                           03           01/01/96
     0
    5050010214                           O            12/01/10
    0


    1463816          943/728             F          240,000.00
    ZZ
    JARJISIAN           DAVID    S       120        238,706.33
     1
    1015 CEDAR KNOLL                   8.250          2,943.67
    53
                                       8.000          2,943.67
 460,000.00
    NEWTOWN SQUARE   PA   19073          2            10/31/95
    00
    0380304544                           05           01/01/96
     0
    5050010563                           O            12/01/05
    0


    1463817          943/728             F          514,250.00
    ZZ
    HIMMELSTEIN         MICHAEL  A       180        506,470.17
     1
    120 KILRAIN COURT                  7.625          4,803.77
    80
                                       7.375          4,803.77
 642,834.00
    ROSWELL          GA   30076          1            07/25/95
    00
    0380304551                           03           09/01/95
     0
    5080023524                           O            08/01/10
    0


    1463818          943/728             F           46,400.00
    ZZ
    WHITEMAN            ADRIAN   R       180         45,633.54
     1
    1023 FRANKLIN STREET               7.500            430.14
    65
                                       7.250            430.14
  71,500.00
    WILLIAMSPORT     PA   17701          2            08/28/95
    00
    0380304569                           05           10/01/95
     0
    5080025842                           O            09/01/10
    0


    1463819          943/728             F          318,700.00
    ZZ
    WALDO               STEPHEN  M       180        315,887.95
     1
    15270 WEST HOFFMAN ROAD            7.875          3,022.71
    75
                                       7.625          3,022.71
 425,000.00
1


    HAMMOND          LA   70403          2            09/27/95
    00
    0380304924                           05           11/01/95
     0
    5080026198                           O            10/01/10
    0


    1463820          943/728             F          380,000.00
    ZZ
    GARRETTE            MARK     J       180        373,709.19
     1
    260 WEATHERSTONE ROAD              7.250          3,468.88
    70
                                       7.000          3,468.88
 545,000.00
    BARRINGTON       IL   60010          2            06/28/95
    00
    0380304577                           05           09/01/95
     0
    5080027039                           O            08/01/10
    0


    1463821          943/728             F          294,000.00
    ZZ
    STIELER             PAUL     M       180        290,453.53
     1
    1109 BISHOP RD                     7.625          2,746.34
    78
                                       7.375          2,746.34
 378,000.00
    GROSSE PTE PARK  MI   48230          2            07/28/95
    00
    0380304585                           05           10/01/95
     0
    5080027042                           O            09/01/10
    0


    1463822          943/728             F          234,000.00
    ZZ
    COATS               ROBERT   L       180        230,287.19
     1
    470 NAVARO WAY                     7.125          2,119.65
    90
    #115                               6.875          2,119.65
 260,000.00
    SAN JOSE         CA   95134          2            09/18/95
    14
    0380304940                           01           11/01/95
    25
    5080027211                           O            10/01/10
    0


    1463823          943/728             F          225,000.00
    ZZ
    GLICKENBERGER       ROBERT   S       180        223,014.61
     1
    617 ETON LANEE                     7.875          2,134.02
    76
                                       7.625          2,134.02
 297,500.00
    LANCASTER        SC   29720          1            09/25/95
    00
    0380304593                           05           11/01/95
     0
    5080027243                           O            10/01/10
    0


    1463824          943/728             F          216,500.00
    ZZ
    BERSANI             JAMES    L       180        213,153.82
     1
    572 DARK STAR AVENUE               7.375          1,991.63
    85
                                       7.125          1,991.63
 255,000.00
    GAHANNA          OH   43230          2            07/24/95
    04
    0380304601                           05           09/01/95
     6
    5080027281                           O            08/01/10
    0
1




    1463825          943/728             F          218,000.00
    ZZ
    SALSIEDER           MICHEAL  W       180        214,772.92
     1
    2090 S CHERRYWOOD COURT            7.875          2,067.62
    75
                                       7.625          2,067.62
 293,000.00
    NEW BERLIN       WI   53151          5            07/17/95
    00
    0380304619                           05           09/01/95
     0
    5080027536                           O            08/01/10
    0


    1463827          943/728             F          266,250.00
    ZZ
    HAMRICK             STEVEN   W       180        264,035.93
     1
    9613 POST MILL PLACE               7.750          2,506.15
    75
                                       7.500          2,506.15
 355,000.00
    RALEIGH          NC   27615          5            10/17/95
    00
    0380305574                           03           12/01/95
     0
    5080027566                           O            11/01/10
    0


    1463828          943/728             F          285,000.00
    ZZ
    FLOYD               JOSEPH   B       180        282,874.41
     1
    1546 KINGS CROSSING                7.750          2,682.64
    76
                                       7.500          2,682.64
 375,000.00
    STONE MOUNTAIN   GA   30087          2            10/19/95
    00
    0380304684                           05           12/01/95
     0
    5080028050                           O            11/01/10
    0


    1463829          943/728             F          350,000.00
    ZZ
    FINCH               HAROLD   L       180        342,591.19
     1
    425 N.E. ST ANDREW CIRC            7.500          3,244.55
    50
                                       7.250          3,244.55
 712,500.00
    LEE'S SUMMIT     MO   64064          1            09/28/95
    00
    0380304700                           03           11/01/95
     0
    5080028271                           O            10/01/10
    0


    1463830          943/728             F          290,000.00
    ZZ
    HANSON              ERIC     O       180        288,242.85
     1
    1807 EMORY STREET                  7.500          2,688.34
    75
                                       7.250          2,688.34
 390,000.00
    SAN JOSE         CA   95126          5            10/04/95
    00
    0380304957                           05           12/01/95
     0
    5080028408                           O            11/01/10
    0


    1463831          943/728             F          272,000.00
    ZZ
    GREENLEE            DAVID    B       180        270,387.59
     1
1


    1417 CANTERBURY RD                 7.750          2,560.28
    80
                                       7.500          2,560.28
 340,000.00
    RALEIGH          NC   27607          1            10/06/95
    00
    0380304718                           05           12/01/95
     0
    5080028430                           O            11/01/10
    0


    1463832          943/728             F          130,000.00
    ZZ
    HUNTER JR           JAMES    B       180        128,775.62
     1
    333 GROVE HILL PLACE               7.125          1,177.59
    28
                                       6.875          1,177.59
 479,900.00
    MEMPHIS          TN   38120          1            10/13/95
    00
    0380304726                           03           12/01/95
     0
    5080028436                           O            11/01/10
    0


    1463833          943/728             F          235,000.00
    ZZ
    STRANGE             CHARLIE          180        234,298.02
     1
    17 BULL STREET                     7.625          2,195.21
    65
                                       7.375          2,195.21
 365,000.00
    CHARLESTON       SC   29401          5            11/08/95
    00
    0380304734                           05           01/01/96
     0
    5080028797                           O            12/01/10
    0


    1463834          943/728             F          313,600.00
    ZZ
    EHR JR              R        F       180        312,673.49
     1
    3888 BRIDGESTONE DRIVE NE          7.750          2,951.84
    80
                                       7.500          2,951.84
 392,000.00
    GRAND RAPIDS     MI   49505          1            11/13/95
    00
    0380304742                           05           01/01/96
     0
    5080028874                           O            12/01/10
    0


    1463835          943/728             F          385,000.00
    ZZ
    MURRI               ROBERT   E       180        382,589.84
     1
    9201 S KENSINGTON PARK DRIVE       7.125          3,487.45
    67
                                       6.875          3,487.45
 580,000.00
    WEST JORDAN      UT   84088          2            10/26/95
    00
    0380304759                           05           12/01/95
     0
    5080029015                           O            11/01/10
    0


    1463836          943/728             F           20,900.00
    ZZ
    HOOD                SANDRA   L       180         20,713.55
     1
    7820 CHESTERFIELD DRIVE SOUTH      7.750            196.73
    25
                                       7.500            196.73
  84,900.00
    SOUTHAVEN        MS   38671          1            10/11/95
    00
    0380304767                           05           11/01/95
     0
1


    5080029084                           O            10/01/10
    0


    1463837          943/728             F          288,000.00
    ZZ
    ALLEN JR            BENJAMIN R       180        287,091.37
     1
    11 STONEHURST GREEN                7.000          2,588.63
    80
                                       6.750          2,588.63
 360,000.00
    RICHMOND         VA   23226          1            11/10/95
    00
    0380304775                           05           01/01/96
     0
    5080029861                           O            12/01/10
    0


    1463838          943/728             F          236,400.00
    ZZ
    VITAGLIANO          ANTHONY  S       180        234,268.03
     1
    5240 E DANBURY RD                  7.625          2,208.29
    80
                                       7.375          2,208.29
 295,522.00
    SCOTTSDALE       AZ   85254          1            09/28/95
    00
    0380304783                           05           11/01/95
     0
    5080029960                           O            10/01/10
    0


    1463839          943/728             F          150,000.00
    ZZ
    LAW                 SING     W       180        149,040.43
     1
    126 VAN NOSTRAND AVENUE            6.875          1,337.79
    39
                                       6.625          1,337.79
 390,000.00
    ENGLEWOOD CLIFF  NJ   07632          5            10/03/95
    00
    0380304833                           05           12/01/95
     0
    5090012244                           O            11/01/10
    0


    1463841          943/728             F          295,200.00
    ZZ
    CHO                 CHAIDONG         180        293,998.63
     1
    QUARTER HORSE LANE                 7.375          2,715.62
    80
                                       7.125          2,715.62
 369,000.00
    MONROE           CT   06468          1            11/06/95
    00
    0380304858                           05           01/01/96
     0
    5090012475                           O            12/01/10
    0


    1463842          943/728             F          684,000.00
    ZZ
    ZUNIGA              DAPHNE           180        677,831.37
     1
    520 N ROBINWOOD DRIVE              7.625          6,389.45
    80
                                       7.375          6,389.45
 855,000.00
    LOS ANGELES      CA   90049          1            09/29/95
    00
    0380304866                           05           11/01/95
     0
    5090012610                           O            10/01/10
    0


1


    1463843          943/728             F          188,000.00
    ZZ
    BURNS               JAMES    A       180        186,835.78
     1
    199 GREENMEADOW AVENUE             7.250          1,716.19
    63
                                       7.000          1,716.19
 300,000.00
    THOUSAND OAKS    CA   91320          2            09/27/95
    00
    0380304874                           05           12/01/95
     0
    5090012970                           O            11/01/10
    0


    1463844          943/728             F          232,500.00
    ZZ
    MAINOR              RONALD   D       180        231,166.52
     1
    112 THORNTON DRIVE                 8.125          2,238.71
    75
                                       7.875          2,238.71
 310,000.00
    PALM BEACH GARD  FL   33418          5            10/03/95
    00
    0380304882                           03           12/01/95
     0
    5090013017                           O            11/01/10
    0


    1463845          943/728             F          308,800.00
    ZZ
    GASPARD             DANA             180        306,845.80
     1
    420 WOODLAND CIRCLE                7.000          2,775.59
    80
                                       6.750          2,775.59
 389,000.00
    RADNOR           PA   19087          1            10/16/95
    00
    0380304890                           05           12/01/95
     0
    5090013070                           O            11/01/10
    0


    1463846          943/728             F           54,300.00
    ZZ
    ISHIGURO            HIROSHI          180         54,139.57
   162
    245 E 24TH STREET UNIT 14L         7.750            511.12
    75
                                       7.500            511.12
  72,500.00
    NEW YORK         NY   10010          1            11/02/95
    00
    0380304320                           10           01/01/96
     0
    5090013623                           O            12/01/10
    0


    1463847          943/728             F          600,000.00
    ZZ
    BEHLER              ROGER    A       180        596,363.53
     1
    0038 IDLEWILD PLACE                7.500          5,562.08
    76
                                       7.250          5,562.08
 797,297.00
    EDWARDS          CO   81632          4            10/20/95
    00
    0380304346                           05           12/01/95
     0
    5090013838                           O            11/01/10
    0


    1463848          943/728             F           90,000.00
    ZZ
    STORRS              PETER    J       180         84,407.11
     1
    264 TANNER COURT                   7.000            808.95
    66
                                       6.750            808.95
 138,000.00
1


    CIRCLE PINES     MN   55014          2            10/25/95
    00
    0380304379                           05           12/01/95
     0
    5090014212                           O            11/01/10
    0


    1463849          943/728             F          256,000.00
    ZZ
    GOREN               BARRY            180        255,201.07
     1
    1650 JACKSON STREET UNIT 702       7.125          2,318.93
    80
                                       6.875          2,318.93
 320,000.00
    SAN FRANCISCO    CA   94109          1            11/13/95
    00
    0380304387                           08           01/01/96
     0
    5090014669                           O            12/01/10
    0


    1463850          943/728             F          150,000.00
    ZZ
    SLATER              EUGENE   F       180        149,516.38
     1
    12199 205TH STREET NORTH           6.750          1,327.37
    49
                                       6.500          1,327.37
 310,000.00
    ST CROIX         MN   55047          5            11/10/95
    00
    0380304395                           05           01/01/96
     0
    5090014671                           O            12/01/10
    0


    1463851          943/728             F           66,750.00
    ZZ
    JOB                 CAROL    A       180         66,537.10
     1
    4802 WEST COLUMBINE DRIVE          6.875            595.32
    75
                                       6.625            595.32
  89,000.00
    GLENDALE         AZ   85304          5            11/06/95
    00
    0380304403                           05           01/01/96
     0
    5090014682                           O            12/01/10
    0


    1463852          943/728             F          500,000.00
    T
    SCHARF              BERNARD          180        498,473.26
     1
    62 HIGHLANDS LANE #302             7.375          4,599.62
    43
                                       7.125          4,599.62
1,170,000.00
    AVON             CO   81620          1            11/28/95
    00
    0380304411                           08           01/01/96
     0
    5090014848                           O            12/01/10
    0


    1463853          943/728             F          300,000.00
    ZZ
    SUTTERFIELD         PHILIP   R       180        299,043.18
     1
    2583 SILVER CLOUD COURT            6.875          2,675.57
    25
                                       6.625          2,675.57
1,200,000.00
    PARK CITY        UT   84060          5            11/10/95
    00
    0380304429                           05           01/01/96
     0
    5090014875                           O            12/01/10
    0
1




    1463854          943/728             F          243,750.00
    ZZ
    BAILEY              ROBERT           180        242,475.00
     1
    2927 W 86TH STREET                 8.000          2,329.41
    75
                                       7.750          2,329.41
 325,000.00
    CHICAGO          IL   60652          2            11/15/95
    00
    0380304437                           05           01/01/96
     0
    5090015065                           O            12/01/10
    0


    1463855          943/728             F           98,000.00
    ZZ
    DURKIN              THOMAS   M       120         97,453.02
     1
    3683 HAWTHORN DRIVE                7.625          1,169.69
    44
                                       7.375          1,169.69
 225,000.00
    CENTER VALLEY    PA   18034          5            11/09/95
    00
    0380304445                           05           01/01/96
     0
    5090015087                           O            12/01/05
    0


    1463856          943/728             F          203,000.00
    ZZ
    BABB JR             RALPH    W       180        202,352.55
     1
    2360 HERONWOOD DRIVE               6.875          1,810.47
    25
                                       6.625          1,810.47
 812,500.00
    BLOOMFIELD TOWN  MI   48302          1            11/15/95
    00
    0380304452                           05           01/01/96
     0
    5090015275                           O            12/01/10
    0


    1463857          943/728             F          220,000.00
    ZZ
    VOYNICK  JR         JOHN     S       180        219,305.90
     1
    107 INWOOD AVENUE                  7.000          1,977.43
    66
                                       6.750          1,977.43
 335,000.00
    MONTCLAIR        NJ   07042          1            11/16/95
    00
    0380304460                           05           01/01/96
     0
    5090015313                           O            12/01/10
    0


    1463858          943/728             F          562,500.00
    ZZ
    MILLER              JOHN     L       180        560,874.45
     1
    4014 EAST CRESTHAVEN               8.000          5,375.55
    75
                                       7.750          5,375.55
 750,000.00
    WESTLAKE VILLAG  CA   91361          2            11/21/95
    00
    0380304478                           05           01/01/96
     0
    5090015366                           O            12/01/10
    0


    1463859          943/728             F          435,000.00
    ZZ
    WEISTER             RUSSELL  J       180        433,186.18
     1
1


    25 EAST BELLEVIEW LANE             7.375          4,001.67
    74
                                       7.125          4,001.67
 590,000.00
    LITTLETON        CO   80121          2            11/27/95
    00
    0380304486                           05           01/01/96
     0
    5090015419                           O            12/01/10
    0


    1463860          943/728             F          224,000.00
    ZZ
    WEICK               BARTON   G       180        223,277.80
     1
    12104 OLD BRIDGE ROAD              6.750          1,982.20
    80
                                       6.500          1,982.20
 280,000.00
    ROCKVILLE        MD   20852          1            11/29/95
    00
    0380304494                           05           01/01/96
     0
    5090015565                           O            12/01/10
    0


    1463889          369/728             F          100,000.00
    ZZ
    DILORENZO           ANTHONY  T       180         99,720.49
     1
    2829 NEWPORT GAP PIKE              8.375            977.43
    67
                                       8.125            977.43
 150,000.00
    WILMINGTON       DE   19808          2            11/27/95
    00
    0380299678                           05           01/01/96
     0
    49059710                             O            12/01/10
    0


    1463928          403/728             F          343,000.00
    ZZ
    PETERSON            S        B       180        324,937.00
     1
    28 HUNTERS CROSSING                7.375          3,155.34
    86
                                       7.125          3,155.34
 400,000.00
    BURLINGTON       CT   06013          2            08/18/95
    04
    0380291139                           05           10/01/95
    12
    6395891                              O            09/01/10
    0


    1463967          698/728             F          232,500.00
    ZZ
    HUNT                MERRILL  R       180        232,500.00
     1
    2460 REILL VIEW DRIVE              7.875          2,205.15
    75
                                       7.625          2,205.15
 310,000.00
    ESCONDIDO AREA   CA   92025          2            12/07/95
    00
    0380297730                           05           02/01/96
     0
    14101853                             O            01/01/11
    0


    1463975          461/461             F          500,000.00
    ZZ
    STODDARD            JEFFRY   L       180        500,000.00
     1
    15 SANTA BARBARA PLACE             8.000          4,778.27
    65
                                       7.750          4,778.27
 770,000.00
    LAGUNA NIGUEL    CA   92677          2            11/27/95
    00
    20977955                             03           02/01/96
     0
1


    20977955                             O            01/01/11
    0


    1463992          E28/E28             F          307,000.00
    ZZ
    DEGARMO             GUY      P       180        286,056.58
     1
    582 SYCAMORE ROAD                  7.375          2,824.16
    71
                                       7.175          2,824.16
 435,000.00
    PLEASANTON       CA   94566          2            03/21/94
    00
    221408339                            05           05/01/94
     0
    221408339                            O            04/01/09
    0


    1463993          E28/E28             F          233,650.00
    ZZ
    ENGLE               KIRK     S       180        214,719.18
     1
    415 COMO WAY                       7.000          2,100.11
    77
                                       6.800          2,100.11
 305,000.00
    DANVILLE         CA   94526          2            11/30/93
    00
    221229917                            03           02/01/94
     0
    221229917                            O            01/01/09
    0


    1463995          E28/E28             F          275,000.00
    ZZ
    CARRILLO            JORGE    J       180        248,023.17
     1
    6295 BRANDON STREET                7.250          2,510.37
    77
                                       7.050          2,510.37
 360,000.00
    PALM BEACH GRDN  FL   33418          2            11/23/93
    00
    221196801                            03           01/01/94
     0
    221196801                            O            12/01/08
    0


    1464019          450/728             F          223,000.00
    ZZ
    CHOI                BYOUNG   D       180        222,333.87
     1
    2318 RIDGECLIFF COURT              7.625          2,083.11
    90
                                       7.375          2,083.11
 250,000.00
    SAN JOSE         CA   95131          2            11/27/95
    14
    0380301904                           05           01/01/96
    25
    3961174                              O            12/01/10
    0


    1464460          429/429             F          300,000.00
    ZZ
    ROSEN               PETER    F       180        297,235.00
     1
    389 MILL CREEK BEND                7.375          2,759.77
    68
                                       7.125          2,759.77
 446,500.00
    ATLANTA          GA   30307          1            09/27/95
    00
    21259700                             03           11/01/95
     0
    21259700                             O            10/01/10
    0


1


    1464535          429/429             F          238,950.00
    ZZ
    WHITTLE             PAUL     D       180        235,256.81
     1
    1013 TURNBERRY CIRCLE              7.375          2,198.16
    90
                                       7.125          2,198.16
 267,000.00
    LOUISVILLE       CO   80027          2            07/26/95
    10
    7947419                              05           09/01/95
    25
    7947419                              O            08/01/10
    0


    1464546          429/429             F          352,000.00
    T
    MIMS                ALBERT   D       180        348,927.92
     1
    128 STINGRAY COURT                 8.000          3,363.90
    80
                                       7.750          3,363.90
 443,000.00
    GARDEN CITY      SC   29576          1            09/08/95
    00
    21230651                             03           11/01/95
     0
    21230651                             O            10/01/10
    0


    1464556          429/429             F          275,000.00
    ZZ
    SHELEY, JR          DONALD   R       180        273,333.73
     1
    40155 WOODSIDE DRIVE N             7.500          2,549.29
    70
                                       7.250          2,549.29
 396,133.00
    NORTHVILLE       MI   48167          1            10/12/95
    00
    21249412                             01           12/01/95
     0
    21249412                             O            11/01/10
    0


    1464559          429/429             F          212,000.00
    ZZ
    QUINTER             THEODORE L       180        210,687.17
     1
    22480 VACRI LANE                   7.250          1,935.27
    91
                                       7.000          1,935.27
 235,500.00
    FARMINGTON HILL  MI   48335          1            10/16/95
    14
    21258686                             05           12/01/95
    25
    21258686                             O            11/01/10
    0


    1464560          696/728             F          312,000.00
    ZZ
    BARRY               DEBORAH  G       180        311,088.34
     1
    4910 SEDGWICK STREET NW            7.875          2,959.16
    80
                                       7.625          2,959.16
 390,000.00
    WASHINGTON       DC   20016          1            11/29/95
    00
    0380295999                           05           01/01/96
     0
    2276397                              O            12/01/10
    0


    1464562          429/429             F          310,000.00
    ZZ
    HAMMOUD             YASSER   T       180        308,182.42
     1
    11647 PACIOCCO COURT               7.875          2,940.19
    73
                                       7.625          2,940.19
 430,000.00
1


    PLYMOUTH         MI   48170          1            10/25/95
    00
    21276753                             05           12/01/95
     0
    21276753                             O            11/01/10
    0


    1464566          429/429             F          247,500.00
    ZZ
    CHAMPLIN, III       FREDERIC C       180        228,020.97
     1
    245 EAST 93RD STREET, UNIT 3F      7.375          2,276.82
    90
                                       7.125          2,276.82
 275,000.00
    NEW YORK         NY   10128          2            12/22/93
    04
    20312450                             01           02/01/94
    20
    20312450                             O            01/01/09
    0


    1464569          429/429             F          227,900.00
    ZZ
    TRULAND             KEVIN    M       180        224,010.64
     1
    64 BAKERS LANE                     8.375          2,227.56
    94
                                       8.000          2,227.56
 245,000.00
    MARSHFIELD       MA   02050          1            06/26/95
    14
    21064324                             05           08/01/95
    30
    21064324                             O            07/01/10
    0


    1464570          429/429             F           50,000.00
    ZZ
    D'AMICO             JOSEPH           180         45,987.73
     2
    4 SOUTH MARION AVENUE              7.125            452.92
    40
                                       6.875            452.92
 128,000.00
    VENTNOR          NJ   08406          5            12/08/93
    00
    20233094                             05           02/01/94
     0
    20233094                             O            01/01/09
    0


    1464581          429/429             F          498,000.00
    ZZ
    HU                  KUNG     C       180        490,628.06
     1
    12508 PALATINE COURT               7.875          4,723.29
    59
                                       7.625          4,723.29
 850,000.00
    POTOMAC          MD   20854          5            07/10/95
    00
    21132311                             05           09/01/95
     0
    21132311                             O            08/01/10
    0


    1464584          429/429             F          260,000.00
    ZZ
    MORLEY              KEVIN    J       180        256,024.41
     1
    173 BUTLER LANE                    7.500          2,410.23
    39
                                       7.250          2,410.23
 680,000.00
    NEW CANAAN       CT   06840          2            06/30/95
    00
    21144050                             05           09/01/95
     0
    21144050                             O            08/01/10
    0
1




    1464585          429/429             F          242,000.00
    ZZ
    AUBIN               CHRISTOPHT       180        238,852.61
     1
    1 SUGAR HOLLOW LANE                6.750          2,141.49
    59
                                       6.500          2,141.49
 412,000.00
    SIMSBURY         CT   06072          2            08/23/95
    00
    21175286                             05           10/01/95
     0
    21175286                             O            09/01/10
    0


    1464587          429/429             F          337,600.00
    ZZ
    COHEN               CAROLYN  G       180        333,527.54
     1
    22 APPIAN DRIVE                    7.625          3,153.63
    46
                                       7.375          3,153.63
 743,000.00
    WELLESLEY        MA   02181          2            08/23/95
    00
    21182811                             05           10/01/95
     0
    21182811                             O            09/01/10
    0


    1464588          429/429             F          285,000.00
    ZZ
    FALCONE             MICHAEL  L       180        281,486.86
     1
    8 ENGLEWOOD ROAD                   7.375          2,621.79
    95
                                       7.125          2,621.79
 300,000.00
    BALTIMORE        MD   21210          1            08/09/95
    14
    21179205                             05           10/01/95
    30
    21179205                             O            09/01/10
    0


    1464590          429/429             F          361,400.00
    ZZ
    RODRIGUEZ           RICHARD  A       180        358,140.72
     1
    1611 GIRVAN RIDGE DRIVE            7.625          3,375.95
    80
                                       7.375          3,375.95
 451,765.00
    DULUTH           GA   30136          1            09/26/95
    00
    21216817                             03           11/01/95
     0
    21216817                             O            10/01/10
    0


    1464595          025/025             F          276,000.00
    ZZ
    TILBOR              NEIL             180        275,193.53
     1
    4707 VAN KLEECK                    7.875          2,617.72
    80
                                       7.625          2,617.72
 345,000.00
    NEW SMYRNA BEAC  FL   32169          1            11/28/95
    00
    457858                               05           01/01/96
     0
    457858                               O            12/01/10
    0


    1464606          429/429             F          319,000.00
    ZZ
    ABRAMS              RICHARD  B       180        313,799.35
     1
1


    300 KENT STREET, UNIT #5           6.750          2,822.87
    53
                                       6.500          2,822.87
 605,000.00
    BROOKLINE        MA   02146          2            07/24/95
    00
    2157656                              01           09/01/95
     0
    2157656                              O            08/01/10
    0


    1464607          429/429             F          319,200.00
    ZZ
    RUSSO               JAMES    D       180        314,371.52
     1
    11304 TAFFRAIL COURT               7.625          2,981.75
    80
                                       7.375          2,981.75
 399,001.00
    RESTON           VA   22091          1            07/27/95
    00
    21162078                             03           09/01/95
     0
    21162078                             O            08/01/10
    0


    1464609          429/429             F          282,000.00
    ZZ
    CORSO               FRANK    M       180        280,346.59
     1
    1865 DERBYSHIRE ROAD               7.875          2,674.63
    86
                                       7.625          2,674.63
 330,000.00
    MAITLAND         FL   32751          2            10/04/95
    14
    21247861                             03           12/01/95
    25
    21247861                             O            11/01/10
    0


    1464613          429/429             F          279,700.00
    ZZ
    HARVEY              STEPHEN  D       180        276,214.87
     1
    7829 SOUTH VALLEY DRIVE            7.250          2,553.28
    80
                                       7.000          2,553.28
 350,000.00
    FAIRFAX STATION  VA   22039          1            08/15/95
    00
    21218516                             03           10/01/95
     0
    21218516                             O            09/01/10
    0


    1464616          429/429             F          353,600.00
    ZZ
    DRAKE               F        R       180        350,445.64
     1
    7021 BUXTON TERRACE                7.750          3,328.36
    80
                                       7.500          3,328.36
 442,000.00
    BETHESDA         MD   20817          2            09/22/95
    00
    21222849                             05           11/01/95
     0
    21222849                             O            10/01/10
    0


    1464678          686/686             F           86,800.00
    ZZ
    DOMINGUEZ           JUAN             180         86,800.00
     1
    2501 S W 107TH AVENUE              7.700            814.55
    70
                                       7.450            814.55
 124,000.00
    MIAMI            FL   33165          5            11/29/95
    00
    30817152986                          05           02/01/96
     0
1


    30817152986                          O            01/01/11
    0


    1464679          686/686             F          120,000.00
    ZZ
    TILLEM              FRED             180        119,657.04
     1
    1213 NW 167 AVE                    8.125          1,155.46
    67
                                       7.875          1,155.46
 180,354.00
    PEMBROKE PINES   FL   33028          1            11/30/95
    00
    30817268212                          03           01/01/96
     0
    30817268212                          O            12/01/10
    0


    1464680          686/686             F          150,000.00
    ZZ
    LY                  SOU      K       180        149,546.98
     1
    383 BEDFORD DRIVE                  7.500          1,390.52
    64
                                       7.250          1,390.52
 238,000.00
    RICHARDSON       TX   75080          1            12/01/95
    00
    30817312465                          05           01/01/96
     0
    30817312465                          O            12/01/10
    0


    1464681          686/686             F          100,000.00
    ZZ
    BARTOLI             DANIEL   R       180        100,000.00
     1
    109 GLEN BERNE DRIVE               7.100            904.43
    66
                                       6.850            904.43
 152,000.00
    WILMINGTON       DE   19804          1            12/04/95
    00
    30817360068                          05           02/01/96
     0
    30817360068                          O            01/01/11
    0


    1464682          686/686             F          300,000.00
    ZZ
    SAEED               MINOU            180        300,000.00
     1
    6450 E PRENTICE PLACE              7.775          2,828.13
    50
                                       7.525          2,828.13
 605,000.00
    GREENWOOD VILLA  CO   80111          1            12/01/95
    00
    30817099849                          05           02/01/96
     0
    30817099849                          O            01/01/11
    0


    1464687          686/686             F           80,000.00
    ZZ
    CICH                KEVIN    C       180         80,000.00
     1
    7609 JAMES AVENUE NORTH            8.125            770.31
    64
                                       7.875            770.31
 125,000.00
    BROOKLYN PARK    MN   55444          5            12/01/95
    00
    30817079676                          05           02/01/96
     0
    30817079676                          O            01/01/11
    0


1


    1464700          686/686             F          128,000.00
    ZZ
    BLIGH               SUSANNE  C       180        128,000.00
     1
    12 ROWE STREET                     7.650          1,197.52
    63
                                       7.400          1,197.52
 205,000.00
    MILTON           MA   02186          2            12/04/95
    00
    30817199169                          05           02/01/96
     0
    30817199169                          O            01/01/11
    0


    1464701          686/686             F           92,200.00
    ZZ
    DIMA                ELENA            180         91,921.54
     1
    3423 WILDER LANE                   7.500            854.71
    75
                                       7.250            854.71
 123,000.00
    ORLANDO          FL   32804          1            12/07/95
    00
    30817271703                          05           01/01/96
     0
    30817271703                          O            12/01/10
    0


    1464702          686/686             F           90,000.00
    ZZ
    PAN                 YAN      M       180         90,000.00
     1
    4307 HILLTOP DRIVE                 7.875            853.61
    70
                                       7.625            853.61
 130,000.00
    PASCO            WA   99301          1            11/28/95
    00
    30817305584                          05           02/01/96
     0
    30817305584                          O            01/01/11
    0


    1464703          686/686             F          115,500.00
    ZZ
    HONG                THU      D       180        115,500.00
     1
    15219 FOSTER SPRING LANE           7.625          1,078.93
    70
                                       7.375          1,078.93
 165,000.00
    HOUSTON          TX   77095          1            12/08/95
    00
    30817311772                          03           02/01/96
     0
    30817311772                          O            01/01/11
    0


    1464712          686/686             F           25,125.00
    ZZ
    NGUYEN              CHI      T       180         25,125.00
     1
    19919 WESTCLIFFE COURT             8.000            240.11
    75
                                       7.750            240.11
  33,500.00
    CYPRESS          TX   77433          1            12/11/95
    00
    30817314271                          03           02/01/96
     0
    30817314271                          O            01/01/11
    0


    1464713          686/686             F          112,500.00
    ZZ
    MURPHY              JOHN     J       180        112,500.00
     1
    2441 NE 27TH TERRACE               7.600          1,049.30
    75
                                       7.350          1,049.30
 150,000.00
1


    FORT LAUDERDALE  FL   33308          1            12/11/95
    00
    30817348261                          05           02/01/96
     0
    30817348261                          O            01/01/11
    0


    1464714          686/686             F          150,500.00
    ZZ
    CHAU                CHI      K       180        150,500.00
     1
    6747 N SAUGANASH                   8.250          1,460.07
    70
                                       8.000          1,460.07
 215,000.00
    CHICAGO          IL   60646          5            12/07/95
    00
    30817079163                          05           02/01/96
     0
    30817079163                          O            01/01/11
    0


    1464715          686/686             F           40,000.00
    ZZ
    BOXERMAN            DAVID    S       180         40,000.00
     1
    41 WOODBORN LANE                   7.500            370.81
    41
                                       7.250            370.81
  99,900.00
    PALM COAST       FL   32164          1            12/11/95
    00
    30817272420                          05           02/01/96
     0
    30817272420                          O            01/01/11
    0


    1464716          686/686             F           56,500.00
    ZZ
    MATTADEEN           DAVID            180         56,500.00
     1
    1471 SW 85TH AVENUE                7.700            530.21
    60
                                       7.450            530.21
  95,000.00
    PEMBROKE PINES   FL   33025          5            12/07/95
    00
    30817290331                          03           02/01/96
     0
    30817290331                          O            01/01/11
    0


    1464717          686/686             F           62,000.00
    ZZ
    ABDELQADER          HAMDI    M       180         62,000.00
     1
    8736 S 49TH COURT                  7.875            588.04
    41
                                       7.625            588.04
 153,500.00
    OAK LAWN         IL   60453          1            12/12/95
    00
    30817078801                          05           02/01/96
     0
    30817078801                          O            01/01/11
    0


    1464718          686/686             F           12,000.00
    ZZ
    MISKEY              STEVE    I       120         12,000.00
     1
    7395 CENTER STREET                 8.000            145.60
    12
                                       7.750            145.60
 100,000.00
    NEWPORT          MI   48166          5            12/08/95
    00
    30817079049                          05           02/01/96
     0
    30817079049                          O            01/01/06
    0
1




    1464719          686/686             F          120,500.00
    ZZ
    MANCERA             ARTURO           180        120,500.00
     1
    8300 TRUMBULL                      8.125          1,160.28
    73
                                       7.875          1,160.28
 167,000.00
    SKOKIE           IL   60076          2            12/08/95
    00
    30817079700                          05           02/01/96
     0
    30817079700                          O            01/01/11
    0


    1464720          686/686             F           37,500.00
    ZZ
    GONZALEZ            FELIX            180         37,500.00
     1
    1450 PT MALABAR BLVD NE            7.700            351.91
    75
                                       7.450            351.91
  50,000.00
    PALM BAY         FL   32905          1            12/12/95
    00
    30817101793                          05           02/01/96
     0
    30817101793                          O            01/01/11
    0


    1464721          686/686             F           64,400.00
    ZZ
    SHEEHAN             EDWARD   P       180         64,400.00
     1
    1636 ALGONQUIN DRIVE               8.000            615.44
    75
                                       7.750            615.44
  85,900.00
    CLEARWATER       FL   34615          1            12/12/95
    00
    30817270317                          05           02/01/96
     0
    30817270317                          O            01/01/11
    0


    1464722          686/686             F           50,000.00
    ZZ
    HUTCHESON           TODD     H       180         50,000.00
     1
    6217 193RD STREET SW               7.550            464.93
    35
                                       7.300            464.93
 145,000.00
    LYNNWOOD         WA   98036          2            12/07/95
    00
    30817273972                          05           02/01/96
     0
    30817273972                          O            01/01/11
    0


    1464723          686/686             F          400,000.00
    ZZ
    PARK                DAVID    H       180        400,000.00
     1
    25741 DILLON ROAD                  7.625          3,736.52
    63
                                       7.375          3,736.52
 640,000.00
    LAGUNA HILLS     CA   92653          1            11/29/95
    00
    30817298219                          03           02/01/96
     0
    30817298219                          O            01/01/11
    0


    1464800          195/728             F          250,000.00
    ZZ
    VEREBAY             LEONARD  J       180        250,000.00
     1
1


    57 CLAREWOOD DRIVE                 7.625          2,335.33
    53
    UNIT C 27                          7.375          2,335.33
 475,000.00
    HASTINGS ON HUD  NY   10706          2            12/14/95
    00
    0380297615                           01           02/01/96
     0
    47490                                O            01/01/11
    0


    1464817          992/728             F          477,500.00
    ZZ
    TOMASELLA           JACQUELIN        180        477,500.00
     1
    14 QUAIL RUN                       7.875          4,528.85
    63
                                       7.625          4,528.85
 760,000.00
    WARREN           NJ   07059          5            12/11/95
    00
    0380298241                           05           02/01/96
     0
    317636                               O            01/01/11
    0


    1464917          819/819             F          275,000.00
    ZZ
    HESS                PAUL     F       180        269,655.76
     1
    1620 HOLLOW TREE DR                7.500          2,549.29
    68
                                       7.250          2,549.29
 405,000.00
    PITTSBURGH       PA   15241          5            07/07/95
    00
    1491828                              05           09/01/95
     0
    1491828                              O            08/01/10
    0


    1464919          267/267             F          425,000.00
    ZZ
    BIANCHI             KENNETH  A       180        423,688.04
     1
    2425 OAKDALE ROAD                  7.250          3,879.67
    50
                                       7.000          3,879.67
 850,000.00
    HILLSBOROUGH     CA   94010          5            11/06/95
    00
    4370619                              05           01/01/96
     0
    4370619                              O            12/01/10
    0


    1464929          736/728             F          380,000.00
    ZZ
    COEY                THEODORE R       180        380,000.00
     1
    513 NORTH FALCON DRIVE             7.750          3,576.85
    80
                                       7.500          3,576.85
 475,000.00
    SAGLE            ID   83860          4            11/30/95
    00
    0380302985                           05           02/01/96
     0
    452300                               O            01/01/11
    0


    1464957          405/405             F          600,000.00
    ZZ
    CLINCH              JOHN     U       180        590,626.52
     1
    3 JEFFERS COURT                    7.250          5,477.18
    42
                                       7.000          5,477.18
1,450,000.00
    HOUSTON          TX   77024          2            07/13/95
    00
    3696853                              05           09/01/95
     0
1


    3696853                              O            08/01/10
    0


    1464959          405/405             F          609,900.00
    ZZ
    CHALMERS            DONALD   L       120        592,661.96
     1
    3247 INWOOD DRIVE                  7.625          7,279.48
    56
                                       7.375          7,279.48
1,100,000.00
    HOUSTON          TX   77019          2            07/18/95
    00
    3699410                              03           09/01/95
     0
    3699410                              O            08/01/05
    0


    1464965          405/405             F          428,000.00
    ZZ
    GOLDBERG            DAVID    N       180        425,572.26
     1
    821 TURNBRIDGE ROAD                8.250          4,152.21
    71
                                       8.000          4,152.21
 610,000.00
    WAYNE            PA   19087          2            10/26/95
    00
    3756772                              03           12/01/95
     0
    3756772                              O            11/01/10
    0


    1464967          405/405             F          232,000.00
    T
    SCHOLL              CARL     E       180        230,669.39
     1
    4017 43RD STREET SOUTH             8.125          2,233.89
    80
                                       7.875          2,233.89
 290,000.00
    ST. PETERSBURG   FL   34711          1            10/04/95
    00
    3761483                              05           12/01/95
     0
    3761483                              O            11/01/10
    0


    1464968          405/405             F          456,000.00
    ZZ
    HASTINGS            JAMES    E       180        453,384.68
     1
    945 KEALAOLU AVENUE                8.125          4,390.75
    40
                                       7.875          4,390.75
1,150,000.00
    HONOLULU         HI   96816          2            10/02/95
    00
    3761590                              05           12/01/95
     0
    3761590                              O            11/01/10
    0


    1464979          405/405             F          287,000.00
    ZZ
    RODRIGUEZ           STEPHEN  S       180        286,170.60
     1
    23 WHISTLER COURT                  8.000          2,742.73
    86
                                       7.750          2,742.73
 335,000.00
    IRVINE           CA   92715          2            11/27/95
    10
    3778545                              05           01/01/96
    25
    3778545                              O            12/01/10
    0


1


    1464983          405/405             F          580,000.00
    ZZ
    CAREY               STEVENS  A       180        576,561.80
     1
    9357 CRESTA DRIVE                  7.750          5,459.40
    80
                                       7.500          5,459.40
 725,000.00
    LOS ANGELES      CA   90035          2            10/20/95
    00
    3788494                              05           12/01/95
     0
    3788494                              O            11/01/10
    0


    1465009          405/405             F          260,000.00
    ZZ
    MOZES               JEAN     M       180        259,273.27
     1
    365 ST NICHOLAS AVENUE             8.375          2,541.31
    77
                                       8.125          2,541.31
 340,000.00
    HAWORTH          NJ   07641          2            11/21/95
    00
    3800489                              05           01/01/96
     0
    3800489                              O            12/01/10
    0


    1465013          405/405             F          600,000.00
    ZZ
    CHEUNG              KITMAN           180        598,304.15
     1
    140 WOODRIDGE ROAD                 8.250          5,820.85
    63
                                       8.000          5,820.85
 960,000.00
    HILLSBOROUGH     CA   94010          2            11/27/95
    00
    3802808                              05           01/01/96
     0
    3802808                              O            12/01/10
    0


    1465072          E22/728             F          154,000.00
    ZZ
    SHELBY              MICHAEL  D       180        153,559.87
     1
    6246 WOODLAND DRIVE                8.125          1,482.84
    70
                                       7.875          1,482.84
 220,000.00
    SHAWNEE          KS   66218          2            11/14/95
    00
    0410013965                           05           01/01/96
     0
    0410013965                           O            12/01/10
    0


    1465081          E66/E66             F          285,000.00
    ZZ
    SQUILLACE           DANIEL   J       180        265,984.49
     1
    124 FOX BRIAR LANE                 7.000          2,561.66
    68
                                       6.750          2,561.66
 422,500.00
    CARY             NC   27511          2            04/14/94
    00
    600212265                            03           06/01/94
     0
    600212265                            O            05/01/09
    0


    1465083          E66/E66             F          414,000.00
    ZZ
    ROSS                JAMES    G       180        388,858.90
     1
    5307 PINE CONE LANE                7.500          3,837.83
    80
                                       7.250          3,837.83
 518,000.00
1


    DURHAM           NC   27705          4            05/27/94
    00
    UNKNOWN                              03           07/01/94
     0
    UNKNOWN                              O            06/01/09
    0


    1465090          E66/E66             F          209,000.00
    ZZ
    STEWART JR          MARK     A       180        196,180.34
     1
    10601 BETHEL CHURCH ROAD           7.375          1,922.64
    56
                                       7.125          1,922.64
 375,000.00
    MIDLAND          NC   28107          5            05/20/94
    00
    161110000                            05           07/01/94
     0
    161110000                            O            06/01/09
    0


    1465121          637/728             F          245,000.00
    ZZ
    BROWN JR            WILLIAM  C       180        245,000.00
     1
    11905 LITTLE CREEK LANE            7.500          2,271.18
    70
                                       7.250          2,271.18
 355,000.00
    JACKSONVILLE     FL   32223          5            12/11/95
    00
    0380298548                           05           02/01/96
     0
    4744736                              O            01/01/11
    0


    1465131          750/728             F          377,900.00
    ZZ
    GESSWEIN            RICHARD  J       180        377,900.00
     1
    5991 CUESTA VERDE                  7.500          3,503.18
    70
                                       7.250          3,503.18
 540,000.00
    GOLETA           CA   93117          5            12/12/95
    00
    0380297987                           05           02/01/96
     0
    31504914                             O            01/01/11
    0


    1465137          E19/728             F          438,000.00
    ZZ
    KUEHL               DOUGLAS  W       180        438,000.00
     1
    1616 ALDERCREEK PLACE              8.125          4,217.43
    60
    WESTLAKE VILLAGE AREA              7.875          4,217.43
 730,000.00
    THOUSAND OAKS    CA   91362          2            12/11/95
    00
    0380298324                           03           02/01/96
     0
    3960                                 O            01/01/11
    0


    1465166          375/728             F           69,500.00
    ZZ
    VAN                 CAROL    C       180         68,459.97
     1
    7910 MARROIT ROAD                  7.750            654.19
    69
                                       7.500            654.19
 102,000.00
    RICHMOND         VA   23229          1            07/13/95
    00
    0380305541                           05           09/01/95
     0
    388628                               O            08/01/10
    0
1




    1465170          E66/E66             F          213,000.00
    ZZ
    MORRIS              PETER    J       180        211,751.14
     1
    3224 DOULTON LANE                  7.875          2,020.20
    80
                                       7.625          2,020.20
 268,000.00
    FUQUAY VARINA    NC   27526          2            10/19/95
    00
    600257750                            03           12/01/95
     0
    600257750                            O            11/01/10
    0


    1465177          E66/E66             F          500,000.00
    ZZ
    GEORGE              P        K       180        493,902.90
     1
    5417 WATKINS ROAD                  7.500          4,635.06
    69
                                       7.250          4,635.06
 725,000.00
    KNIGHTDALE       NC   27545          2            08/17/95
    00
    600249929                            05           10/01/95
     0
    600249929                            O            09/01/10
    0


    1465214          375/728             F          118,650.00
    ZZ
    BERRY               BUFORD   P       180        116,512.52
     1
    3517 HILLBROOK DR                  7.750          1,116.82
    70
                                       7.500          1,116.82
 169,500.00
    AUSTIN           TX   78730          1            06/30/95
    00
    0380305657                           05           08/01/95
     0
    384372                               O            07/01/10
    0


    1465280          526/728             F          500,000.00
    ZZ
    DHEKNE              RAMESH   D       180        497,068.41
     1
    310 LINDENWOOD DRIVE               7.875          4,742.25
    67
                                       7.625          4,742.25
 750,000.00
    HOUSTON          TX   77024          2            10/17/95
    00
    0380296724                           05           12/01/95
     0
    00068911                             O            11/01/10
    0


    1465653          601/728             F          240,000.00
    ZZ
    ZELT                RICHARD          180        239,275.17
     1
    13001 HORIZON BLVD                 7.500          2,224.83
    79
    HORIZON CITY                       7.250          2,224.83
 305,000.00
    EL PASO          TX   79927          1            11/30/95
    00
    0380308016                           03           01/01/96
     0
    1028344                              O            12/01/10
    0


    1465668          757/757             F          126,000.00
    ZZ
    AMINZADEH           A        B       180        126,000.00
     1
1


    3454 MEADOW CHASE DRIVE            7.625          1,177.01
    75
                                       7.375          1,177.01
 168,000.00
    MARIETTA         GA   30060          1            12/15/95
    00
    2669851                              05           02/01/96
     0
    2669851                              O            01/01/11
    0


    1465696          025/025             F          295,200.00
    T
    HEATHCOTE           WILLIAM  L       180        294,327.85
     1
    262 CHEESTANA WAY                  7.750          2,778.65
    80
                                       7.500          2,778.65
 369,000.00
    LOUDON           TN   37774          1            11/20/95
    00
    314504                               03           01/01/96
     0
    314504                               O            12/01/10
    0


    1465704          736/728             F          300,000.00
    ZZ
    KUO                 MARTIN           180        300,000.00
     1
    2221 GLENVIEW DRIVE                8.125          2,888.65
    73
                                       7.875          2,888.65
 415,000.00
    MILPITAS         CA   95035          2            12/01/95
    00
    0380298217                           05           02/01/96
     0
    453519                               O            01/01/11
    0


    1466254          385/385             F          474,866.21
    T
    SOTKIN              STEPHAN  E       165        471,742.10
     1
    193 REGATTA DRIVE                  8.250          4,821.41
    71
                                       8.000          4,821.41
 677,000.00
    JUPITER          FL   33477          1            09/29/95
    00
    1332576                              03           12/01/95
     0
    1332576                              O            08/01/09
    0


    1466279          668/728             F          130,000.00
    ZZ
    MILLER              ORVAL    G       180        129,624.32
     1
    9731 NORTH GRANVILLE AVE           8.000          1,242.35
    71
                                       7.750          1,242.35
 184,224.00
    FRESNO           CA   93720          1            11/22/95
    00
    0380304239                           05           01/01/96
     0
    6215651                              O            12/01/10
    0


    1466298          077/077             F          225,000.00
    ZZ
    PRYZBYLSKI          DAVID    A       180        225,000.00
     1
    15911 S. LAKESHORE DRIVE           7.250          2,053.94
    77
                                       7.000          2,053.94
 292,500.00
    GRANGER          IN   46530          1            12/18/95
    00
    417227                               03           02/01/96
     0
1


    417227                               O            01/01/11
    0


    1466319          070/728             F          340,000.00
    ZZ
    KIEN                DAVID            180        340,000.00
     1
    114 MAJESTIC DRIVE                 8.625          3,373.08
    73
                                       8.375          3,373.08
 470,000.00
    DIX HILLS        NY   11746          5            12/07/95
    00
    0380306614                           05           02/01/96
     0
    7095991                              O            01/01/11
    0


    1466407          450/728             F          230,000.00
    ZZ
    ALDERSON            STEPHEN  J       180        230,000.00
     1
    28832 MIRA VISTA                   7.250          2,099.58
    80
                                       7.000          2,099.58
 290,000.00
    LAGUNA NIGUEL    CA   92677          1            12/06/95
    00
    0380307950                           03           02/01/96
     0
    3962420                              O            01/01/11
    0


    1466427          559/728             F          232,000.00
    ZZ
    TRAUTH              JAMES    W       180        232,000.00
     1
    11477 MOTHER LODE CIRCLE           8.000          2,217.12
    80
                                       7.750          2,217.12
 290,000.00
    GOLD RIVER       CA   95670          2            12/11/95
    00
    0380303355                           03           02/01/96
     0
    0428466                              O            01/01/11
    0


    1466439          051/728             F           81,000.00
    ZZ
    MULLINS             BOBBY    E       180         80,752.67
     1
    RT. 7 BOX 438A/MILLS ROAD          7.375            745.14
    62
                                       7.125            745.14
 131,000.00
    DENTON           TX   76208          4            12/01/95
    00
    0380298530                           05           01/01/96
     0
    30101243                             O            12/01/10
    0


    1466592          744/728             F          550,000.00
    ZZ
    CHAVEZ,JR           ROBERT   F       180        550,000.00
     1
    16937 ADLON ROAD                   7.500          5,098.57
    80
    ENCINO AREA                        7.250          5,098.57
 690,000.00
    LOS ANGELES      CA   91436          2            12/18/95
    00
    0380308412                           05           02/01/96
     0
    75638                                O            01/01/11
    0


1


    1466691          943/728             F          220,000.00
    ZZ
    JOHNSTON            STEPHEN  C       180        219,335.57
     1
    2032 W 96TH STREET                 7.500          2,039.43
    80
                                       7.250          2,039.43
 278,000.00
    LEAWOOD          KS   66206          2            11/17/95
    00
    0380304825                           05           01/01/96
     0
    5080030379                           O            12/01/10
    0


    1466693          943/728             F          246,000.00
    ZZ
    LAVENDER            DICK     R       180        244,511.88
     1
    43 LAND'S END DRIVE                7.375          2,263.02
    70
                                       7.125          2,263.02
 355,000.00
    GREENSBORO       NC   27408          2            11/21/95
    00
    0380304791                           09           01/01/96
     0
    508003005                            O            12/01/10
    0


    1466698          943/728             F          246,400.00
    ZZ
    QUEVEDO             JOHN     R       180        246,400.00
     1
    175 SETON DRIVE                    7.750          2,319.31
    80
                                       7.500          2,319.31
 308,000.00
    NEW ROCHELLE     NY   10804          1            12/06/95
    00
    0380304338                           05           02/01/96
     0
    5090011897                           O            01/01/11
    0


    1466711          943/728             F          491,500.00
    ZZ
    PIERCE              SCOTTY           180        486,970.01
     1
    30343 VIA CUESTA ARRIBA            7.375          4,521.43
    79
                                       7.125          4,521.43
 630,000.00
    BONSALL          CA   92003          2            10/25/95
    00
    0380304817                           05           12/01/95
     0
    5090013748                           O            11/01/10
    0


    1466971          069/728             F          215,000.00
    ZZ
    CRONCE              PATRICIA B       180        215,000.00
     1
    9501 SOUTH FEATHER HILL DRIVE      7.875          2,039.17
    44
                                       7.625          2,039.17
 490,000.00
    VILLA PARK       CA   92667          5            11/24/95
    00
    0380308222                           05           02/01/96
     0
    2362063659                           O            01/01/11
    0


    1466991          070/728             F          328,000.00
    ZZ
    FRAME               JOHN     R       180        322,765.16
     1
    6122 E 106TH ST                    7.000          2,948.16
    80
                                       6.750          2,948.16
 410,000.00
1


    TULSA            OK   74137          2            08/03/95
    00
    0380306630                           03           09/01/95
     0
    4751803                              O            08/01/10
    0


    1466992          070/728             F          291,600.00
    ZZ
    CARRAS              JOHN     C       180        290,738.49
     1
    21860 TODD AVENUE                  7.750          2,744.76
    90
                                       7.500          2,744.76
 324,000.00
    YORBA LINDA      CA   92687          2            11/22/95
    10
    0380306655                           05           01/01/96
    12
    7364988                              O            12/01/10
    0


    1467507          736/728             F          400,000.00
    ZZ
    WANG                FRANCIS          180        400,000.00
     1
    1210 SOUTH GRAND AVENUE            7.750          3,765.10
    61
                                       7.500          3,765.10
 660,000.00
    PASADENA         CA   91105          1            12/20/95
    00
    0380305947                           05           02/01/96
     0
    457248                               O            01/01/11
    0


    1467518          559/728             F          119,000.00
    ZZ
    PADUANO             LINDA            180        119,000.00
     1
    23151 SCHUMANN ROAD                7.875          1,128.66
    67
                                       7.625          1,128.66
 180,000.00
    CHATSWORTH       CA   91311          2            12/18/95
    00
    0380303611                           05           02/01/96
     0
    416503                               O            01/01/11
    0


    1467549          461/728             F          251,000.00
    ZZ
    NISHIMURA           TSUNEAKI         180        251,000.00
     1
    986 SOUTH LADAN LANE               7.375          2,309.01
    75
                                       7.125          2,309.01
 335,000.00
    ANAHEIM HILLS    CA   92808          2            12/22/95
    00
    0380304098                           03           02/01/96
     0
    9020974887                           O            01/01/11
    0


    1467560          560/560             F          259,200.00
    ZZ
    KADLICK             RICHARD  M       180        254,630.13
     1
    12819 FENWICK ISLAND COURT E       8.000          2,477.05
    80
                                       7.750          2,477.05
 324,000.00
    JACKSONVILLE     FL   32224          1            12/15/94
    00
    450164645                            03           08/01/95
     0
    450164645                            O            07/01/10
    0
1




    1467561          560/560             F          324,000.00
    ZZ
    ZALMAN              JOSEPH   R       180        322,079.34
     1
    11 HIGHVIEW ROAD                   7.750          3,049.74
    80
                                       7.500          3,049.74
 405,000.00
    MADISON          CT   06443          1            10/05/95
    00
    450243183                            05           12/01/95
     0
    450243183                            O            11/01/10
    0


    1467562          560/560             F          220,000.00
    ZZ
    PITTS III           JAMES    C       120        215,863.91
     1
    5223 S IRONTON WAY                 7.500          2,611.44
    61
                                       7.250          2,611.44
 365,000.00
    ENGLEWOOD        CO   80111          1            10/10/95
    00
    450248455                            05           12/01/95
     0
    450248455                            O            11/01/05
    0


    1467563          560/560             F          208,000.00
    ZZ
    WEBER               CARL     P       180        206,524.65
     1
    37478 LEGENDS TRAIL                7.375          1,913.44
    80
                                       7.125          1,913.44
 260,000.00
    FARMINGTON HILL  MI   48331          1            10/17/95
    00
    450249602                            01           12/01/95
     0
    450249602                            O            11/01/10
    0


    1467564          560/560             F          285,000.00
    ZZ
    DE ANGELO           MARIE    A       180        283,365.42
     1
    11 CHILTON ROAD                    8.125          2,744.22
    35
                                       7.875          2,744.22
 830,000.00
    CHESTER          NJ   07930          1            10/19/95
    00
    450250840                            05           12/01/95
     0
    450250840                            O            11/01/10
    0


    1467565          560/560             F          337,600.00
    ZZ
    JOHNSON             DIANE    C       180        335,620.59
     1
    21 PARK LANE                       7.875          3,201.97
    80
                                       7.625          3,201.97
 422,000.00
    MINNEAPOLIS      MN   55416          2            10/16/95
    00
    450252051                            05           12/01/95
     0
    450252051                            O            11/01/10
    0


    1467566          560/560             F          772,000.00
    ZZ
    CARSON              KENT     S       180        767,473.64
     1
1


    117 ALERCHE DRIVE                  7.875          7,322.03
    65
                                       7.625          7,322.03
1,200,000.00
    LOS GATOS        CA   95032          2            10/13/95
    00
    450253141                            05           12/01/95
     0
    450253141                            O            11/01/10
    0


    1467567          560/560             F          240,000.00
    ZZ
    LEWIS               DONALD   W       180        238,577.30
     1
    760 ENCANTO COURT                  7.750          2,259.06
    85
                                       7.500          2,259.06
 283,000.00
    SPARKS           NV   89436          1            10/24/95
    10
    450256763                            03           12/01/95
    17
    450256763                            O            11/01/10
    0


    1467568          560/560             F          380,500.00
    ZZ
    CULP                JAMES    D       180        378,317.70
     1
    3515 BEAUCLERC CIRCLE NORTH        8.125          3,663.77
    71
                                       7.875          3,663.77
 540,000.00
    JACKSONVILLE     FL   32257          2            10/24/95
    00
    450259510                            05           12/01/95
     0
    450259510                            O            11/01/10
    0


    1467569          560/560             F          250,000.00
    ZZ
    MULKIN              JAMES    W       180        249,285.50
     1
    EAGLE POINT                        8.125          2,407.21
    65
                                       7.875          2,407.21
 385,000.00
    NEWPORT          VT   05855          2            11/09/95
    00
    450269881                            05           01/01/96
     0
    450269881                            O            12/01/10
    0


    1467570          560/560             F          250,000.00
    ZZ
    MEYER               CHRISTOPHY       180        248,219.80
     1
    3682 POWDERHORN DRIVE              7.125          2,264.58
    55
                                       6.875          2,264.58
 457,471.00
    OKEMOS           MI   48864          1            11/16/95
    00
    450271242                            05           01/01/96
     0
    450271242                            O            12/01/10
    0


    1467571          560/560             F          386,150.00
    ZZ
    TRUCHEL             GARY     M       180        385,070.68
     1
    1 CARLY COURT                      8.375          3,774.33
    70
                                       8.125          3,774.33
 551,684.00
    VOORHEES         NJ   08043          1            11/22/95
    00
    450275680                            05           01/01/96
     0
1


    450275680                            O            12/01/10
    0


    1467572          560/560             F          355,000.00
    ZZ
    PLAZA               TERENCE  J       180        353,916.04
     1
    6769 NORTH SHADOW RUN DRIVE        7.375          3,265.73
    75
                                       7.125          3,265.73
 475,000.00
    TUCSON           AZ   85704          1            11/17/95
    00
    450275953                            03           01/01/96
     0
    450275953                            O            12/01/10
    0


    1467573          560/560             F          230,000.00
    ZZ
    DANDENEAU           JAMES    V       180        229,320.48
     1
    1935 SNAKE HILL RD                 7.750          2,164.94
    60
                                       7.500          2,164.94
 385,000.00
    GLOCESTER        RI   02814          2            11/22/95
    00
    450278858                            05           01/01/96
     0
    450278858                            O            12/01/10
    0


    1467574          560/560             F          320,000.00
    ZZ
    LOCKWOOD            MICHAEL  J       180        319,044.11
     1
    3001 INLAND DRIVE S                7.625          2,989.22
    75
                                       7.375          2,989.22
 430,000.00
    SALEM            OR   97302          5            11/22/95
    00
    450280839                            05           01/01/96
     0
    450280839                            O            12/01/10
    0


    1467575          560/560             F          252,000.00
    T
    ABRAMSON            ROGER            180        251,263.66
     1
    5116 WEST MONTE CARLO DRIVE        7.875          2,390.09
    80
                                       7.625          2,390.09
 315,000.00
    TUCSON           AZ   85745          2            11/10/95
    00
    450280896                            05           01/01/96
     0
    450280896                            O            12/01/10
    0


    1467576          560/560             F          230,000.00
    ZZ
    KURZ                MARK     A       180        229,320.48
     1
    9960 NW 59TH COURT                 7.750          2,164.94
    80
                                       7.500          2,164.94
 290,000.00
    PARKLAND         FL   33076          2            11/22/95
    00
    450281704                            03           01/01/96
     0
    450281704                            O            12/01/10
    0


1


    1467577          560/560             F          234,650.00
    ZZ
    GAVIN               RICHARD  T       180        233,941.33
     1
    1002 MYRTLEWOOD DRIVE              7.500          2,175.23
    95
                                       7.250          2,175.23
 247,000.00
    FRIENDSWOOD      TX   77546          1            11/30/95
    10
    450284062                            05           01/01/96
    30
    450284062                            O            12/01/10
    0


    1467578          560/560             F          139,000.00
    ZZ
    MALIK               EHTESHAM         180        139,000.00
     1
    297 GREEN VALLEY ROAD              7.250          1,268.88
    74
                                       7.000          1,268.88
 189,000.00
    EAST MEADOW      NY   11554          1            12/01/95
    00
    450285648                            05           02/01/96
     0
    450285648                            O            01/01/11
    0


    1467579          560/560             F          147,000.00
    ZZ
    ADAMS               LANCE    K       180        147,000.00
     1
    4441 MOCKINGBIRD LANE              7.125          1,331.57
    70
                                       6.875          1,331.57
 210,000.00
    HIGHLAND PARK    TX   75205          1            12/05/95
    00
    450286943                            05           02/01/96
     0
    450286943                            O            01/01/11
    0


    1467580          560/560             F          293,000.00
    ZZ
    LIECHTY             STANLEY  R       180        291,800.73
     1
    1008 ERIEL AVENUE                  7.375          2,695.38
    84
                                       7.125          2,695.38
 350,000.00
    TORRANCE         CA   90503          2            11/27/95
    10
    450291018                            05           01/01/96
    25
    450291018                            O            12/01/10
    0


    1467612          593/593             F          288,000.00
    ZZ
    GOUGELET            ROBERT   M       180        288,000.00
     1
    165 WAGNER LANE                    7.500          2,669.80
    90
                                       7.250          2,669.80
 320,000.00
    CORRALES         NM   87048          1            12/19/95
    11
    6778047                              05           02/01/96
    25
    6778047                              O            01/01/11
    0


    1467737          750/728             F          300,000.00
    ZZ
    STAEBLER            ROGER    A       180        300,000.00
     1
    2460 GOLDEN GATE AVE               7.500          2,781.04
    64
                                       7.250          2,781.04
 470,000.00
1


    SUMMERLAND       CA   93067          1            12/08/95
    00
    0380303926                           05           02/01/96
     0
    315049130                            O            01/01/11
    0


    1467786          575/728             F          215,000.00
    ZZ
    ENSLEIN             PETER    T       180        215,000.00
     1
    5468 31ST STREET NW                7.000          1,932.48
    79
                                       6.750          1,932.48
 275,000.00
    WASHINGTON       DC   20015          2            12/21/95
    00
    0380303421                           05           02/01/96
     0
    421014336                            O            01/01/11
    0


    1468315          593/593             F          229,000.00
    ZZ
    MAERKI              MAX      H       180        229,000.00
     1
    8221 RAINTREE DRIVE NE             7.375          2,106.63
    87
                                       7.125          2,106.63
 264,500.00
    ALBUQUERQUE      NM   87122          2            12/21/95
    11
    6778740                              05           02/01/96
    25
    6778740                              O            01/01/11
    0


    1468395          943/943             F          310,000.00
    ZZ
    LAWENDY             MILAD    S       180        309,063.76
     1
    9 PLUNKETTE PLACE                  7.500          2,873.74
    42
                                       7.250          2,873.74
 745,000.00
    WESTPORT         CT   06880          2            11/21/95
    00
    5050010017                           05           01/01/96
     0
    5050010017                           O            12/01/10
    0

   TOTAL NUMBER OF LOANS   :        369

   TOTAL ORIGINAL BALANCE  :   110,152,953.21

   TOTAL PRINCIPAL BALANCE :   109,132,227.16

   TOTAL ORIGINAL P+I      :     1,034,968.24

   TOTAL CURRENT P+I       :     1,034,968.24


                             ***************************
                             *      END OF REPORT      *
                             ***************************
  RUN ON     : 02/06/96           RFC DISCLOSURE SYSTEM
RFFSDFIX-01
  AT         : 07.23.23           FIXED PASSTHRU REPORT
AMORTIZED BALANCE
  SERIES     : RFMSI I 1996-S2
CUTOFF : 01/01/96
  POOL       : 0004193
             :
             :
  POOL STATUS: F

    RFC LOAN NUMBER                      SUB SERV FEE
    PRINCIPAL BALANCE                    MSTR SERV FEE
    CURR NOTE RATE                       ALL EXP
    RFC NET RATE                         MISC EXP
    NET MTG RATE(INVSTR RATE)            SPREAD
    POST STRIP RATE                      STRIP

-----------------------------------------------------------------
--------------

      1422129                              .2500
      815,600.72                           .0300
            8.8750                         .0000
            8.6250                         .0000
            6.7500                         1.8450
            6.7500                         .0000

      1435050                              .2500
      211,595.42                           .0300
            7.7500                         .0000
            7.5000                         .0000
            6.7500                          .7200
            6.7500                         .0000

      1439019                              .1250
      374,313.61                           .0800
            7.7500                         .0000
            7.6250                         .0000
            6.7500                          .7950
            6.7500                         .0000

      1441077                              .2500
      618,728.18                           .0800
            7.5000                         .0000
            7.2500                         .0000
            6.7500                          .4200
            6.7500                         .0000

      1444751                              .2500
      207,904.52                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.7500                          .1700
            6.7500                         .0000

      1446810                              .2500
      598,147.82                           .0300
            7.2500                         .0000
            7.0000                         .0000
            6.7500                          .2200
            6.7500                         .0000
1



      1446931                              .2500
       77,095.09                           .0800
            8.3750                         .0000
            8.1250                         .0000
            6.7500                         1.2950
            6.7500                         .0000

      1447474                              .2500
      182,944.68                           .0800
            8.1250                         .0000
            7.8750                         .0000
            6.7500                         1.0450
            6.7500                         .0000

      1448083                              .2500
      281,528.25                           .0300
            7.2500                         .0000
            7.0000                         .0000
            6.7500                          .2200
            6.7500                         .0000

      1448445                              .2500
      245,000.62                           .0800
            8.0000                         .0000
            7.7500                         .0000
            6.7500                          .9200
            6.7500                         .0000

      1448712                              .2500
      294,478.12                           .0800
            7.5000                         .0000
            7.2500                         .0000
            6.7500                          .4200
            6.7500                         .0000

      1448742                              .2500
      910,071.04                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                          .0000
            6.4200                         .0000

      1448811                              .2500
      549,469.83                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.7500                          .1700
            6.7500                         .0000

      1448815                              .2500
      323,973.92                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.7500                          .1700
            6.7500                         .0000
1



      1448817                              .2500
      280,622.09                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.7500                          .1700
            6.7500                         .0000

      1448826                              .2500
      450,807.41                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7500                          .0450
            6.7500                         .0000

      1448827                              .2500
      378,920.68                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7500                          .0450
            6.7500                         .0000

      1448829                              .2500
      255,597.89                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                          .0000
            6.4200                         .0000

      1448830                              .2500
      388,695.82                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                          .0000
            6.6700                         .0000

      1448831                              .2500
      274,547.21                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                          .0000
            6.6700                         .0000

      1448847                              .2500
      243,208.36                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7500                          .0450
            6.7500                         .0000

      1448856                              .2500
      216,488.79                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                          .0000
            6.6700                         .0000
1



      1448882                              .2500
      313,853.80                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.7500                          .1700
            6.7500                         .0000

      1448889                              .2500
      434,458.26                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7500                          .0450
            6.7500                         .0000

      1448898                              .2500
      275,625.70                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.7500                          .1700
            6.7500                         .0000

      1448909                              .2500
      247,538.74                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.7500                          .1700
            6.7500                         .0000

      1449198                              .2500
      989,847.92                           .0800
            8.2500                         .0000
            8.0000                         .0000
            6.7500                         1.1700
            6.7500                         .0000

      1450468                              .2500
      337,848.37                           .0300
            7.0000                         .0000
            6.7500                         .0000
            6.7200                          .0000
            6.7200                         .0000

      1450745                              .2500
      950,000.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            6.7500                          .9700
            6.7500                         .0000

      1451514                              .2500
      795,411.74                           .0300
            8.1250                         .0000
            7.8750                         .0000
            6.7500                         1.0950
            6.7500                         .0000
1



      1451531                              .2500
      558,510.56                           .0300
            7.2500                         .0000
            7.0000                         .0000
            6.7500                          .2200
            6.7500                         .0000

      1451762                              .2500
      418,697.11                           .0300
            7.7500                         .0000
            7.5000                         .0000
            6.7500                          .7200
            6.7500                         .0000

      1452355                              .2500
       99,711.02                           .0300
            8.0000                         .0000
            7.7500                         .0000
            6.7500                          .9700
            6.7500                         .0000

      1452869                              .2500
      765,231.70                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.7500                          .1700
            6.7500                         .0000

      1453878                              .2500
      226,406.86                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.7500                          .1700
            6.7500                         .0000

      1453991                              .2500
      314,037.67                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.7500                          .1700
            6.7500                         .0000

      1454999                              .2500
      615,675.64                           .0800
            7.7500                         .0000
            7.5000                         .0000
            6.7500                          .6700
            6.7500                         .0000

      1455077                              .2500
      114,652.68                           .0300
            7.5000                         .0000
            7.2500                         .0000
            6.7500                          .4700
            6.7500                         .0000
1



      1455351                              .2500
      340,875.94                           .0300
            7.2500                         .0000
            7.0000                         .0000
            6.7500                          .2200
            6.7500                         .0000

      1456598                              .2500
      478,883.24                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                          .0000
            6.4700                         .0000

      1456599                              .2500
      100,000.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            6.7500                         1.3450
            6.7500                         .0000

      1456658                              .2500
      250,000.00                           .0300
            8.1250                         .0000
            7.8750                         .0000
            6.7500                         1.0950
            6.7500                         .0000

      1456675                              .2500
      267,172.69                           .0300
            7.2500                         .0000
            7.0000                         .0000
            6.7500                          .2200
            6.7500                         .0000

      1456693                              .2500
      285,000.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            6.7500                          .9700
            6.7500                         .0000

      1456752                              .2500
      344,824.45                           .0800
            7.6250                         .0000
            7.3750                         .0000
            6.7500                          .5450
            6.7500                         .0000

      1457313                              .2500
      247,738.79                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                          .0000
            6.6700                         .0000
1



      1457330                              .2500
      318,888.74                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.7500                          .1700
            6.7500                         .0000

      1457349                              .2500
      307,111.74                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.7500                          .1700
            6.7500                         .0000

      1457355                              .2500
      542,998.12                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                          .0000
            6.6700                         .0000

      1457363                              .2500
      645,841.92                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                          .0000
            6.5450                         .0000

      1457775                              .2500
       63,967.19                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                          .0000
            6.6700                         .0000

      1457881                              .1250
      269,191.69                           .0800
            7.6000                         .0000
            7.4750                         .0000
            6.7500                          .6450
            6.7500                         .0000

      1457990                              .2500
      298,317.09                           .0800
            8.3750                         .0000
            8.1250                         .0000
            6.7500                         1.2950
            6.7500                         .0000

      1458089                              .2500
      230,973.59                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.7500                          .1700
            6.7500                         .0000
1



      1458162                              .2500
      258,320.00                           .0300
            7.2500                         .0000
            7.0000                         .0000
            6.7500                          .2200
            6.7500                         .0000

      1458181                              .2500
       84,000.00                           .0300
            7.7500                         .0000
            7.5000                         .0000
            6.7500                          .7200
            6.7500                         .0000

      1458325                              .1250
      219,207.83                           .0800
            6.9500                         .0000
            6.8250                         .0000
            6.7450                          .0000
            6.7450                         .0000

      1458474                              .2500
      301,700.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            6.7500                          .8450
            6.7500                         .0000

      1458590                              .2500
      217,047.55                           .0300
            7.2500                         .0000
            7.0000                         .0000
            6.7500                          .2200
            6.7500                         .0000

      1458802                              .2500
      264,000.00                           .0300
            7.7500                         .0000
            7.5000                         .0000
            6.7500                          .7200
            6.7500                         .0000

      1459023                              .2500
      340,468.49                           .0800
            7.3750                         .0000
            7.1250                         .0000
            6.7500                          .2950
            6.7500                         .0000

      1459397                              .2500
       75,000.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            6.7500                          .9700
            6.7500                         .0000
1



      1459454                              .1250
      239,255.88                           .0800
            7.2000                         .0000
            7.0750                         .0000
            6.7500                          .2450
            6.7500                         .0000

      1459833                              .2500
      105,000.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            6.7500                          .8450
            6.7500                         .0000

      1459979                              .2500
      193,000.00                           .0300
            7.3750                         .0000
            7.1250                         .0000
            6.7500                          .3450
            6.7500                         .0000

      1460147                              .2500
      161,382.58                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                          .0000
            6.6700                         .0000

      1460214                              .2500
      167,000.00                           .0300
            7.1250                         .0000
            6.8750                         .0000
            6.7500                          .0950
            6.7500                         .0000

      1460241                              .2500
      116,250.00                           .0800
            8.2500                         .0000
            8.0000                         .0000
            6.7500                         1.1700
            6.7500                         .0000

      1460329                              .2500
      237,629.25                           .0300
            8.1250                         .0000
            7.8750                         .0000
            6.7500                         1.0950
            6.7500                         .0000

      1460360                              .2500
      308,059.35                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7500                          .0450
            6.7500                         .0000
1



      1460565                              .2500
       89,300.00                           .0300
            7.7500                         .0000
            7.5000                         .0000
            6.7500                          .7200
            6.7500                         .0000

      1460634                              .2500
      259,197.38                           .0300
            7.2500                         .0000
            7.0000                         .0000
            6.7500                          .2200
            6.7500                         .0000

      1460770                              .2500
      267,000.00                           .0300
            8.1250                         .0000
            7.8750                         .0000
            6.7500                         1.0950
            6.7500                         .0000

      1460810                              .2500
      650,000.00                           .0300
            7.6250                         .0000
            7.3750                         .0000
            6.7500                          .5950
            6.7500                         .0000

      1460831                              .2500
       52,900.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            6.7500                          .8450
            6.7500                         .0000

      1461210                              .2500
       85,000.00                           .0800
            7.8750                         .0000
            7.6250                         .0000
            6.7500                          .7950
            6.7500                         .0000

      1461384                              .2500
      231,344.27                           .0800
            8.2500                         .0000
            8.0000                         .0000
            6.7500                         1.1700
            6.7500                         .0000

      1461550                              .1250
      333,943.10                           .0800
            7.0000                         .0000
            6.8750                         .0000
            6.7500                          .0450
            6.7500                         .0000
1



      1461928                              .2500
      282,750.00                           .0800
            7.6250                         .0000
            7.3750                         .0000
            6.7500                          .5450
            6.7500                         .0000

      1461935                              .2500
      140,000.00                           .0300
            7.6250                         .0000
            7.3750                         .0000
            6.7500                          .5950
            6.7500                         .0000

      1461957                              .2500
      279,116.61                           .0300
            7.0000                         .0000
            6.7500                         .0000
            6.7200                          .0000
            6.7200                         .0000

      1461975                              .2500
      259,248.63                           .0300
            8.0000                         .0000
            7.7500                         .0000
            6.7500                          .9700
            6.7500                         .0000

      1461976                              .2500
      548,232.19                           .0300
            7.5000                         .0000
            7.2500                         .0000
            6.7500                          .4700
            6.7500                         .0000

      1461977                              .2500
      673,528.68                           .0300
            6.6250                         .0000
            6.3750                         .0000
            6.3450                          .0000
            6.3450                         .0000

      1461979                              .2500
      224,320.47                           .0300
            7.5000                         .0000
            7.2500                         .0000
            6.7500                          .4700
            6.7500                         .0000

      1461980                              .2500
      250,616.86                           .0300
            8.3750                         .0000
            8.1250                         .0000
            6.7500                         1.3450
            6.7500                         .0000
1



      1461981                              .2500
      338,088.67                           .0300
            8.2500                         .0000
            8.0000                         .0000
            6.7500                         1.2200
            6.7500                         .0000

      1461982                              .2500
      369,141.56                           .0300
            7.2500                         .0000
            7.0000                         .0000
            6.7500                          .2200
            6.7500                         .0000

      1461983                              .2500
      302,572.48                           .0300
            7.5000                         .0000
            7.2500                         .0000
            6.7500                          .4700
            6.7500                         .0000

      1461984                              .2500
      316,181.56                           .0300
            7.7500                         .0000
            7.5000                         .0000
            6.7500                          .7200
            6.7500                         .0000

      1461985                              .2500
      621,159.39                           .0300
            7.7500                         .0000
            7.5000                         .0000
            6.7500                          .7200
            6.7500                         .0000

      1461987                              .2500
      294,110.55                           .0300
            8.0000                         .0000
            7.7500                         .0000
            6.7500                          .9700
            6.7500                         .0000

      1461988                              .2500
       59,837.83                           .0300
            8.7500                         .0000
            8.5000                         .0000
            6.7500                         1.7200
            6.7500                         .0000

      1461989                              .2500
      247,769.83                           .0300
            7.7500                         .0000
            7.5000                         .0000
            6.7500                          .7200
            6.7500                         .0000
1



      1461990                              .2500
      380,648.65                           .0300
            8.0000                         .0000
            7.7500                         .0000
            6.7500                          .9700
            6.7500                         .0000

      1461991                              .2500
      285,244.31                           .0300
            8.0000                         .0000
            7.7500                         .0000
            6.7500                          .9700
            6.7500                         .0000

      1461992                              .2500
      315,559.41                           .0300
            8.0000                         .0000
            7.7500                         .0000
            6.7500                          .9700
            6.7500                         .0000

      1461993                              .2500
      412,944.09                           .0300
            8.2500                         .0000
            8.0000                         .0000
            6.7500                         1.2200
            6.7500                         .0000

      1461994                              .2500
      208,887.84                           .0300
            7.8750                         .0000
            7.6250                         .0000
            6.7500                          .8450
            6.7500                         .0000

      1461995                              .2500
      301,288.11                           .0300
            7.7500                         .0000
            7.5000                         .0000
            6.7500                          .7200
            6.7500                         .0000

      1461996                              .2500
      278,376.28                           .0300
            8.0000                         .0000
            7.7500                         .0000
            6.7500                          .9700
            6.7500                         .0000

      1461998                              .2500
      261,706.53                           .0300
            7.8750                         .0000
            7.6250                         .0000
            6.7500                          .8450
            6.7500                         .0000
1



      1462000                              .2500
      304,567.18                           .0300
            7.3750                         .0000
            7.1250                         .0000
            6.7500                          .3450
            6.7500                         .0000

      1462001                              .2500
      304,063.53                           .0300
            7.0000                         .0000
            6.7500                         .0000
            6.7200                          .0000
            6.7200                         .0000

      1462002                              .2500
      218,979.32                           .0300
            8.2500                         .0000
            8.0000                         .0000
            6.7500                         1.2200
            6.7500                         .0000

      1462003                              .2500
      915,540.38                           .0300
            7.7500                         .0000
            7.5000                         .0000
            6.7500                          .7200
            6.7500                         .0000

      1462004                              .2500
       99,432.78                           .0300
            8.2500                         .0000
            8.0000                         .0000
            6.7500                         1.2200
            6.7500                         .0000

      1462005                              .2500
      424,468.02                           .0300
            7.7500                         .0000
            7.5000                         .0000
            6.7500                          .7200
            6.7500                         .0000

      1462006                              .2500
      571,516.01                           .0300
            7.5000                         .0000
            7.2500                         .0000
            6.7500                          .4700
            6.7500                         .0000

      1462007                              .2500
      342,473.92                           .0300
            7.6250                         .0000
            7.3750                         .0000
            6.7500                          .5950
            6.7500                         .0000
1



      1462008                              .2500
      379,435.97                           .0300
            6.8750                         .0000
            6.6250                         .0000
            6.5950                          .0000
            6.5950                         .0000

      1462009                              .2500
      249,244.97                           .0300
            7.5000                         .0000
            7.2500                         .0000
            6.7500                          .4700
            6.7500                         .0000

      1462010                              .2500
       89,728.19                           .0300
            7.5000                         .0000
            7.2500                         .0000
            6.7500                          .4700
            6.7500                         .0000

      1462011                              .2500
      271,160.34                           .0300
            7.2500                         .0000
            7.0000                         .0000
            6.7500                          .2200
            6.7500                         .0000

      1462012                              .2500
      239,275.17                           .0300
            7.5000                         .0000
            7.2500                         .0000
            6.7500                          .4700
            6.7500                         .0000

      1462013                              .2500
      208,994.28                           .0300
            8.0000                         .0000
            7.7500                         .0000
            6.7500                          .9700
            6.7500                         .0000

      1462015                              .2500
      334,996.32                           .0300
            7.6250                         .0000
            7.3750                         .0000
            6.7500                          .5950
            6.7500                         .0000

      1462016                              .2500
      390,646.84                           .0300
            7.8750                         .0000
            7.6250                         .0000
            6.7500                          .8450
            6.7500                         .0000
1



      1462017                              .2500
      331,761.39                           .0300
            7.1250                         .0000
            6.8750                         .0000
            6.7500                          .0950
            6.7500                         .0000

      1462018                              .2500
      348,977.31                           .0300
            7.8750                         .0000
            7.6250                         .0000
            6.7500                          .8450
            6.7500                         .0000

      1462019                              .2500
       39,778.08                           .0300
            8.5000                         .0000
            8.2500                         .0000
            6.7500                         1.4700
            6.7500                         .0000

      1462020                              .2500
      164,019.33                           .0300
            7.8750                         .0000
            7.6250                         .0000
            6.7500                          .8450
            6.7500                         .0000

      1462021                              .2500
      238,025.33                           .0300
            8.2500                         .0000
            8.0000                         .0000
            6.7500                         1.2200
            6.7500                         .0000

      1462022                              .2500
      231,314.57                           .0300
            7.7500                         .0000
            7.5000                         .0000
            6.7500                          .7200
            6.7500                         .0000

      1462023                              .2500
      249,253.22                           .0300
            7.6250                         .0000
            7.3750                         .0000
            6.7500                          .5950
            6.7500                         .0000

      1462024                              .2500
      634,000.48                           .0300
            7.6250                         .0000
            7.3750                         .0000
            6.7500                          .5950
            6.7500                         .0000
1



      1462025                              .2500
      498,555.07                           .0300
            8.0000                         .0000
            7.7500                         .0000
            6.7500                          .9700
            6.7500                         .0000

      1462026                              .2500
      206,924.46                           .0300
            8.5000                         .0000
            8.2500                         .0000
            6.7500                         1.4700
            6.7500                         .0000

      1462029                              .2500
      209,648.88                           .0300
            7.6250                         .0000
            7.3750                         .0000
            6.7500                          .5950
            6.7500                         .0000

      1462333                              .2500
      269,184.56                           .0800
            7.5000                         .0000
            7.2500                         .0000
            6.7500                          .4200
            6.7500                         .0000

      1462390                              .2500
      343,000.00                           .0300
            7.7500                         .0000
            7.5000                         .0000
            6.7500                          .7200
            6.7500                         .0000

      1462485                              .2500
      115,000.00                           .0300
            7.5000                         .0000
            7.2500                         .0000
            6.7500                          .4700
            6.7500                         .0000

      1462527                              .2500
      757,805.72                           .0800
            7.8750                         .0000
            7.6250                         .0000
            6.7500                          .7950
            6.7500                         .0000

      1462537                              .2500
      341,499.22                           .0300
            7.8750                         .0000
            7.6250                         .0000
            6.7500                          .8450
            6.7500                         .0000
1



      1462570                              .2500
      106,600.00                           .0300
            8.1250                         .0000
            7.8750                         .0000
            6.7500                         1.0950
            6.7500                         .0000

      1462613                              .2500
      209,372.70                           .0300
            7.6250                         .0000
            7.3750                         .0000
            6.7500                          .5950
            6.7500                         .0000

      1462656                              .1250
      283,522.07                           .0800
            7.2500                         .0000
            7.1250                         .0000
            6.7500                          .2950
            6.7500                         .0000

      1462659                              .1250
      239,275.17                           .0800
            7.5000                         .0000
            7.3750                         .0000
            6.7500                          .5450
            6.7500                         .0000

      1462706                              .2500
       93,737.26                           .0300
            8.3750                         .0000
            8.1250                         .0000
            6.7500                         1.3450
            6.7500                         .0000

      1462801                              .2500
      226,618.52                           .0800
            7.5000                         .0000
            7.2500                         .0000
            6.7500                          .4200
            6.7500                         .0000

      1462818                              .2500
      242,709.99                           .0800
            8.2500                         .0000
            8.0000                         .0000
            6.7500                         1.1700
            6.7500                         .0000

      1462856                              .2500
      117,121.17                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                          .0000
            6.4700                         .0000
1



      1462867                              .2500
      403,776.85                           .0300
            7.5000                         .0000
            7.2500                         .0000
            6.7500                          .4700
            6.7500                         .0000

      1462871                              .2500
      192,915.61                           .0300
            7.5000                         .0000
            7.2500                         .0000
            6.7500                          .4700
            6.7500                         .0000

      1462974                              .2500
      640,000.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            6.7500                          .4200
            6.7500                         .0000

      1463003                              .2500
      271,000.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            6.7500                          .9700
            6.7500                         .0000

      1463010                              .2500
      212,869.22                           .0300
            7.7500                         .0000
            7.5000                         .0000
            6.7500                          .7200
            6.7500                         .0000

      1463126                              .2500
      234,313.33                           .0300
            7.8750                         .0000
            7.6250                         .0000
            6.7500                          .8450
            6.7500                         .0000

      1463130                              .2500
      226,351.24                           .0300
            8.1250                         .0000
            7.8750                         .0000
            6.7500                         1.0950
            6.7500                         .0000

      1463196                              .2500
      245,971.14                           .0800
            7.7500                         .0000
            7.5000                         .0000
            6.7500                          .6700
            6.7500                         .0000
1



      1463268                              .2500
      319,064.96                           .0300
            7.8750                         .0000
            7.6250                         .0000
            6.7500                          .8450
            6.7500                         .0000

      1463284                              .2500
      298,182.26                           .0800
            7.5000                         .0000
            7.2500                         .0000
            6.7500                          .4200
            6.7500                         .0000

      1463285                              .2500
      224,600.48                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.7500                          .1700
            6.7500                         .0000

      1463287                              .2500
      330,061.72                           .0800
            7.8750                         .0000
            7.6250                         .0000
            6.7500                          .7950
            6.7500                         .0000

      1463288                              .2500
      304,642.89                           .0800
            7.5000                         .0000
            7.2500                         .0000
            6.7500                          .4200
            6.7500                         .0000

      1463290                              .2500
      227,970.55                           .0800
            7.8750                         .0000
            7.6250                         .0000
            6.7500                          .7950
            6.7500                         .0000

      1463292                              .2500
      258,389.91                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.7500                          .1700
            6.7500                         .0000

      1463293                              .2500
      257,945.46                           .0800
            8.0000                         .0000
            7.7500                         .0000
            6.7500                          .9200
            6.7500                         .0000
1



      1463296                              .2500
      298,279.39                           .0800
            8.1250                         .0000
            7.8750                         .0000
            6.7500                         1.0450
            6.7500                         .0000

      1463300                              .2500
      295,271.15                           .0800
            7.5000                         .0000
            7.2500                         .0000
            6.7500                          .4200
            6.7500                         .0000

      1463304                              .2500
      257,730.83                           .0800
            8.0000                         .0000
            7.7500                         .0000
            6.7500                          .9200
            6.7500                         .0000

      1463328                              .2500
      596,697.41                           .0300
            7.8750                         .0000
            7.6250                         .0000
            6.7500                          .8450
            6.7500                         .0000

      1463331                              .2500
      480,720.50                           .0800
            7.8750                         .0000
            7.6250                         .0000
            6.7500                          .7950
            6.7500                         .0000

      1463336                              .2500
      477,123.25                           .0800
            7.6250                         .0000
            7.3750                         .0000
            6.7500                          .5450
            6.7500                         .0000

      1463372                              .2500
      980,587.51                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                          .0000
            6.5450                         .0000

      1463373                              .2500
       94,782.85                           .0800
            7.6250                         .0000
            7.3750                         .0000
            6.7500                          .5450
            6.7500                         .0000
1



      1463374                              .2500
       16,702.58                           .0800
            8.0000                         .0000
            7.7500                         .0000
            6.7500                          .9200
            6.7500                         .0000

      1463375                              .2500
      278,208.82                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                          .0000
            6.5450                         .0000

      1463376                              .2500
      360,845.54                           .0800
            7.6250                         .0000
            7.3750                         .0000
            6.7500                          .5450
            6.7500                         .0000

      1463377                              .2500
      266,840.65                           .0800
            7.6250                         .0000
            7.3750                         .0000
            6.7500                          .5450
            6.7500                         .0000

      1463378                              .2500
      233,308.66                           .0800
            7.7500                         .0000
            7.5000                         .0000
            6.7500                          .6700
            6.7500                         .0000

      1463379                              .2500
       29,820.21                           .0800
            7.6250                         .0000
            7.3750                         .0000
            6.7500                          .5450
            6.7500                         .0000

      1463380                              .2500
      233,560.49                           .0800
            7.3750                         .0000
            7.1250                         .0000
            6.7500                          .2950
            6.7500                         .0000

      1463381                              .2500
      311,343.36                           .0800
            7.7500                         .0000
            7.5000                         .0000
            6.7500                          .6700
            6.7500                         .0000
1



      1463383                              .2500
      108,332.31                           .0800
            7.3750                         .0000
            7.1250                         .0000
            6.7500                          .2950
            6.7500                         .0000

      1463384                              .2500
      378,839.71                           .0800
            7.3750                         .0000
            7.1250                         .0000
            6.7500                          .2950
            6.7500                         .0000

      1463385                              .2500
      231,322.09                           .0800
            7.8750                         .0000
            7.6250                         .0000
            6.7500                          .7950
            6.7500                         .0000

      1463387                              .2500
      218,695.85                           .0800
            7.7500                         .0000
            7.5000                         .0000
            6.7500                          .6700
            6.7500                         .0000

      1463388                              .2500
      350,037.62                           .0800
            7.7500                         .0000
            7.5000                         .0000
            6.7500                          .6700
            6.7500                         .0000

      1463389                              .2500
      284,148.66                           .0800
            7.6250                         .0000
            7.3750                         .0000
            6.7500                          .5450
            6.7500                         .0000

      1463390                              .2500
      398,831.20                           .0800
            7.8750                         .0000
            7.6250                         .0000
            6.7500                          .7950
            6.7500                         .0000

      1463392                              .2500
      321,038.14                           .0800
            7.6250                         .0000
            7.3750                         .0000
            6.7500                          .5450
            6.7500                         .0000
1



      1463393                              .2500
       79,750.33                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7500                          .0450
            6.7500                         .0000

      1463394                              .2500
      313,922.40                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7500                          .0450
            6.7500                         .0000

      1463395                              .2500
      538,351.16                           .0800
            7.3750                         .0000
            7.1250                         .0000
            6.7500                          .2950
            6.7500                         .0000

      1463396                              .2500
      628,118.11                           .0800
            7.6250                         .0000
            7.3750                         .0000
            6.7500                          .5450
            6.7500                         .0000

      1463397                              .2500
      426,456.91                           .0800
            7.7500                         .0000
            7.5000                         .0000
            6.7500                          .6700
            6.7500                         .0000

      1463398                              .2500
      996,879.18                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7500                          .0450
            6.7500                         .0000

      1463399                              .2500
      348,954.50                           .0800
            7.6250                         .0000
            7.3750                         .0000
            6.7500                          .5450
            6.7500                         .0000

      1463401                              .2500
      276,796.29                           .0800
            7.7500                         .0000
            7.5000                         .0000
            6.7500                          .6700
            6.7500                         .0000
1



      1463403                              .2500
      115,273.81                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7500                          .0450
            6.7500                         .0000

      1463404                              .2500
      299,113.67                           .0800
            7.7500                         .0000
            7.5000                         .0000
            6.7500                          .6700
            6.7500                         .0000

      1463405                              .2500
      288,299.67                           .0800
            7.8750                         .0000
            7.6250                         .0000
            6.7500                          .7950
            6.7500                         .0000

      1463406                              .2500
      279,172.75                           .0800
            7.7500                         .0000
            7.5000                         .0000
            6.7500                          .6700
            6.7500                         .0000

      1463416                              .2500
       60,000.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            6.7500                         1.3450
            6.7500                         .0000

      1463427                              .2500
      194,000.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            6.7500                          .8450
            6.7500                         .0000

      1463811                              .2500
      679,052.14                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                          .0000
            6.4700                         .0000

      1463813                              .2500
      302,804.07                           .0300
            7.5000                         .0000
            7.2500                         .0000
            6.7500                          .4700
            6.7500                         .0000
1



      1463814                              .2500
      398,805.15                           .0300
            7.6250                         .0000
            7.3750                         .0000
            6.7500                          .5950
            6.7500                         .0000

      1463815                              .2500
      372,907.17                           .0300
            7.8750                         .0000
            7.6250                         .0000
            6.7500                          .8450
            6.7500                         .0000

      1463816                              .2500
      238,706.33                           .0300
            8.2500                         .0000
            8.0000                         .0000
            6.7500                         1.2200
            6.7500                         .0000

      1463817                              .2500
      506,470.17                           .0300
            7.6250                         .0000
            7.3750                         .0000
            6.7500                          .5950
            6.7500                         .0000

      1463818                              .2500
       45,633.54                           .0300
            7.5000                         .0000
            7.2500                         .0000
            6.7500                          .4700
            6.7500                         .0000

      1463819                              .2500
      315,887.95                           .0300
            7.8750                         .0000
            7.6250                         .0000
            6.7500                          .8450
            6.7500                         .0000

      1463820                              .2500
      373,709.19                           .0300
            7.2500                         .0000
            7.0000                         .0000
            6.7500                          .2200
            6.7500                         .0000

      1463821                              .2500
      290,453.53                           .0300
            7.6250                         .0000
            7.3750                         .0000
            6.7500                          .5950
            6.7500                         .0000
1



      1463822                              .2500
      230,287.19                           .0300
            7.1250                         .0000
            6.8750                         .0000
            6.7500                          .0950
            6.7500                         .0000

      1463823                              .2500
      223,014.61                           .0300
            7.8750                         .0000
            7.6250                         .0000
            6.7500                          .8450
            6.7500                         .0000

      1463824                              .2500
      213,153.82                           .0300
            7.3750                         .0000
            7.1250                         .0000
            6.7500                          .3450
            6.7500                         .0000

      1463825                              .2500
      214,772.92                           .0300
            7.8750                         .0000
            7.6250                         .0000
            6.7500                          .8450
            6.7500                         .0000

      1463827                              .2500
      264,035.93                           .0300
            7.7500                         .0000
            7.5000                         .0000
            6.7500                          .7200
            6.7500                         .0000

      1463828                              .2500
      282,874.41                           .0300
            7.7500                         .0000
            7.5000                         .0000
            6.7500                          .7200
            6.7500                         .0000

      1463829                              .2500
      342,591.19                           .0300
            7.5000                         .0000
            7.2500                         .0000
            6.7500                          .4700
            6.7500                         .0000

      1463830                              .2500
      288,242.85                           .0300
            7.5000                         .0000
            7.2500                         .0000
            6.7500                          .4700
            6.7500                         .0000
1



      1463831                              .2500
      270,387.59                           .0300
            7.7500                         .0000
            7.5000                         .0000
            6.7500                          .7200
            6.7500                         .0000

      1463832                              .2500
      128,775.62                           .0300
            7.1250                         .0000
            6.8750                         .0000
            6.7500                          .0950
            6.7500                         .0000

      1463833                              .2500
      234,298.02                           .0300
            7.6250                         .0000
            7.3750                         .0000
            6.7500                          .5950
            6.7500                         .0000

      1463834                              .2500
      312,673.49                           .0300
            7.7500                         .0000
            7.5000                         .0000
            6.7500                          .7200
            6.7500                         .0000

      1463835                              .2500
      382,589.84                           .0300
            7.1250                         .0000
            6.8750                         .0000
            6.7500                          .0950
            6.7500                         .0000

      1463836                              .2500
       20,713.55                           .0300
            7.7500                         .0000
            7.5000                         .0000
            6.7500                          .7200
            6.7500                         .0000

      1463837                              .2500
      287,091.37                           .0300
            7.0000                         .0000
            6.7500                         .0000
            6.7200                          .0000
            6.7200                         .0000

      1463838                              .2500
      234,268.03                           .0300
            7.6250                         .0000
            7.3750                         .0000
            6.7500                          .5950
            6.7500                         .0000
1



      1463839                              .2500
      149,040.43                           .0300
            6.8750                         .0000
            6.6250                         .0000
            6.5950                          .0000
            6.5950                         .0000

      1463841                              .2500
      293,998.63                           .0300
            7.3750                         .0000
            7.1250                         .0000
            6.7500                          .3450
            6.7500                         .0000

      1463842                              .2500
      677,831.37                           .0300
            7.6250                         .0000
            7.3750                         .0000
            6.7500                          .5950
            6.7500                         .0000

      1463843                              .2500
      186,835.78                           .0300
            7.2500                         .0000
            7.0000                         .0000
            6.7500                          .2200
            6.7500                         .0000

      1463844                              .2500
      231,166.52                           .0300
            8.1250                         .0000
            7.8750                         .0000
            6.7500                         1.0950
            6.7500                         .0000

      1463845                              .2500
      306,845.80                           .0300
            7.0000                         .0000
            6.7500                         .0000
            6.7200                          .0000
            6.7200                         .0000

      1463846                              .2500
       54,139.57                           .0300
            7.7500                         .0000
            7.5000                         .0000
            6.7500                          .7200
            6.7500                         .0000

      1463847                              .2500
      596,363.53                           .0300
            7.5000                         .0000
            7.2500                         .0000
            6.7500                          .4700
            6.7500                         .0000
1



      1463848                              .2500
       84,407.11                           .0300
            7.0000                         .0000
            6.7500                         .0000
            6.7200                          .0000
            6.7200                         .0000

      1463849                              .2500
      255,201.07                           .0300
            7.1250                         .0000
            6.8750                         .0000
            6.7500                          .0950
            6.7500                         .0000

      1463850                              .2500
      149,516.38                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                          .0000
            6.4700                         .0000

      1463851                              .2500
       66,537.10                           .0300
            6.8750                         .0000
            6.6250                         .0000
            6.5950                          .0000
            6.5950                         .0000

      1463852                              .2500
      498,473.26                           .0300
            7.3750                         .0000
            7.1250                         .0000
            6.7500                          .3450
            6.7500                         .0000

      1463853                              .2500
      299,043.18                           .0300
            6.8750                         .0000
            6.6250                         .0000
            6.5950                          .0000
            6.5950                         .0000

      1463854                              .2500
      242,475.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            6.7500                          .9700
            6.7500                         .0000

      1463855                              .2500
       97,453.02                           .0300
            7.6250                         .0000
            7.3750                         .0000
            6.7500                          .5950
            6.7500                         .0000
1



      1463856                              .2500
      202,352.55                           .0300
            6.8750                         .0000
            6.6250                         .0000
            6.5950                          .0000
            6.5950                         .0000

      1463857                              .2500
      219,305.90                           .0300
            7.0000                         .0000
            6.7500                         .0000
            6.7200                          .0000
            6.7200                         .0000

      1463858                              .2500
      560,874.45                           .0300
            8.0000                         .0000
            7.7500                         .0000
            6.7500                          .9700
            6.7500                         .0000

      1463859                              .2500
      433,186.18                           .0300
            7.3750                         .0000
            7.1250                         .0000
            6.7500                          .3450
            6.7500                         .0000

      1463860                              .2500
      223,277.80                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                          .0000
            6.4700                         .0000

      1463889                              .2500
       99,720.49                           .0300
            8.3750                         .0000
            8.1250                         .0000
            6.7500                         1.3450
            6.7500                         .0000

      1463928                              .2500
      324,937.00                           .0300
            7.3750                         .0000
            7.1250                         .0000
            6.7500                          .3450
            6.7500                         .0000

      1463967                              .2500
      232,500.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            6.7500                          .8450
            6.7500                         .0000
1



      1463975                              .2500
      500,000.00                           .0800
            8.0000                         .0000
            7.7500                         .0000
            6.7500                          .9200
            6.7500                         .0000

      1463992                              .2000
      286,056.58                           .0800
            7.3750                         .0000
            7.1750                         .0000
            6.7500                          .3450
            6.7500                         .0000

      1463993                              .2000
      214,719.18                           .0800
            7.0000                         .0000
            6.8000                         .0000
            6.7200                          .0000
            6.7200                         .0000

      1463995                              .2000
      248,023.17                           .0800
            7.2500                         .0000
            7.0500                         .0000
            6.7500                          .2200
            6.7500                         .0000

      1464019                              .2500
      222,333.87                           .0300
            7.6250                         .0000
            7.3750                         .0000
            6.7500                          .5950
            6.7500                         .0000

      1464460                              .2500
      297,235.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            6.7500                          .2950
            6.7500                         .0000

      1464535                              .2500
      235,256.81                           .0800
            7.3750                         .0000
            7.1250                         .0000
            6.7500                          .2950
            6.7500                         .0000

      1464546                              .2500
      348,927.92                           .0800
            8.0000                         .0000
            7.7500                         .0000
            6.7500                          .9200
            6.7500                         .0000
1



      1464556                              .2500
      273,333.73                           .0800
            7.5000                         .0000
            7.2500                         .0000
            6.7500                          .4200
            6.7500                         .0000

      1464559                              .2500
      210,687.17                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.7500                          .1700
            6.7500                         .0000

      1464560                              .2500
      311,088.34                           .0300
            7.8750                         .0000
            7.6250                         .0000
            6.7500                          .8450
            6.7500                         .0000

      1464562                              .2500
      308,182.42                           .0800
            7.8750                         .0000
            7.6250                         .0000
            6.7500                          .7950
            6.7500                         .0000

      1464566                              .2500
      228,020.97                           .0800
            7.3750                         .0000
            7.1250                         .0000
            6.7500                          .2950
            6.7500                         .0000

      1464569                              .3750
      224,010.64                           .0800
            8.3750                         .0000
            8.0000                         .0000
            6.7500                         1.1700
            6.7500                         .0000

      1464570                              .2500
       45,987.73                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7500                          .0450
            6.7500                         .0000

      1464581                              .2500
      490,628.06                           .0800
            7.8750                         .0000
            7.6250                         .0000
            6.7500                          .7950
            6.7500                         .0000
1



      1464584                              .2500
      256,024.41                           .0800
            7.5000                         .0000
            7.2500                         .0000
            6.7500                          .4200
            6.7500                         .0000

      1464585                              .2500
      238,852.61                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                          .0000
            6.4200                         .0000

      1464587                              .2500
      333,527.54                           .0800
            7.6250                         .0000
            7.3750                         .0000
            6.7500                          .5450
            6.7500                         .0000

      1464588                              .2500
      281,486.86                           .0800
            7.3750                         .0000
            7.1250                         .0000
            6.7500                          .2950
            6.7500                         .0000

      1464590                              .2500
      358,140.72                           .0800
            7.6250                         .0000
            7.3750                         .0000
            6.7500                          .5450
            6.7500                         .0000

      1464595                              .2500
      275,193.53                           .0800
            7.8750                         .0000
            7.6250                         .0000
            6.7500                          .7950
            6.7500                         .0000

      1464606                              .2500
      313,799.35                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                          .0000
            6.4200                         .0000

      1464607                              .2500
      314,371.52                           .0800
            7.6250                         .0000
            7.3750                         .0000
            6.7500                          .5450
            6.7500                         .0000
1



      1464609                              .2500
      280,346.59                           .0800
            7.8750                         .0000
            7.6250                         .0000
            6.7500                          .7950
            6.7500                         .0000

      1464613                              .2500
      276,214.87                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.7500                          .1700
            6.7500                         .0000

      1464616                              .2500
      350,445.64                           .0800
            7.7500                         .0000
            7.5000                         .0000
            6.7500                          .6700
            6.7500                         .0000

      1464678                              .2500
       86,800.00                           .0800
            7.7000                         .0000
            7.4500                         .0000
            6.7500                          .6200
            6.7500                         .0000

      1464679                              .2500
      119,657.04                           .0800
            8.1250                         .0000
            7.8750                         .0000
            6.7500                         1.0450
            6.7500                         .0000

      1464680                              .2500
      149,546.98                           .0800
            7.5000                         .0000
            7.2500                         .0000
            6.7500                          .4200
            6.7500                         .0000

      1464681                              .2500
      100,000.00                           .0800
            7.1000                         .0000
            6.8500                         .0000
            6.7500                          .0200
            6.7500                         .0000

      1464682                              .2500
      300,000.00                           .0800
            7.7750                         .0000
            7.5250                         .0000
            6.7500                          .6950
            6.7500                         .0000
1



      1464687                              .2500
       80,000.00                           .0800
            8.1250                         .0000
            7.8750                         .0000
            6.7500                         1.0450
            6.7500                         .0000

      1464700                              .2500
      128,000.00                           .0800
            7.6500                         .0000
            7.4000                         .0000
            6.7500                          .5700
            6.7500                         .0000

      1464701                              .2500
       91,921.54                           .0800
            7.5000                         .0000
            7.2500                         .0000
            6.7500                          .4200
            6.7500                         .0000

      1464702                              .2500
       90,000.00                           .0800
            7.8750                         .0000
            7.6250                         .0000
            6.7500                          .7950
            6.7500                         .0000

      1464703                              .2500
      115,500.00                           .0800
            7.6250                         .0000
            7.3750                         .0000
            6.7500                          .5450
            6.7500                         .0000

      1464712                              .2500
       25,125.00                           .0800
            8.0000                         .0000
            7.7500                         .0000
            6.7500                          .9200
            6.7500                         .0000

      1464713                              .2500
      112,500.00                           .0800
            7.6000                         .0000
            7.3500                         .0000
            6.7500                          .5200
            6.7500                         .0000

      1464714                              .2500
      150,500.00                           .0800
            8.2500                         .0000
            8.0000                         .0000
            6.7500                         1.1700
            6.7500                         .0000
1



      1464715                              .2500
       40,000.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            6.7500                          .4200
            6.7500                         .0000

      1464716                              .2500
       56,500.00                           .0800
            7.7000                         .0000
            7.4500                         .0000
            6.7500                          .6200
            6.7500                         .0000

      1464717                              .2500
       62,000.00                           .0800
            7.8750                         .0000
            7.6250                         .0000
            6.7500                          .7950
            6.7500                         .0000

      1464718                              .2500
       12,000.00                           .0800
            8.0000                         .0000
            7.7500                         .0000
            6.7500                          .9200
            6.7500                         .0000

      1464719                              .2500
      120,500.00                           .0800
            8.1250                         .0000
            7.8750                         .0000
            6.7500                         1.0450
            6.7500                         .0000

      1464720                              .2500
       37,500.00                           .0800
            7.7000                         .0000
            7.4500                         .0000
            6.7500                          .6200
            6.7500                         .0000

      1464721                              .2500
       64,400.00                           .0800
            8.0000                         .0000
            7.7500                         .0000
            6.7500                          .9200
            6.7500                         .0000

      1464722                              .2500
       50,000.00                           .0800
            7.5500                         .0000
            7.3000                         .0000
            6.7500                          .4700
            6.7500                         .0000
1



      1464723                              .2500
      400,000.00                           .0800
            7.6250                         .0000
            7.3750                         .0000
            6.7500                          .5450
            6.7500                         .0000

      1464800                              .2500
      250,000.00                           .0300
            7.6250                         .0000
            7.3750                         .0000
            6.7500                          .5950
            6.7500                         .0000

      1464817                              .2500
      477,500.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            6.7500                          .8450
            6.7500                         .0000

      1464917                              .2500
      269,655.76                           .0800
            7.5000                         .0000
            7.2500                         .0000
            6.7500                          .4200
            6.7500                         .0000

      1464919                              .2500
      423,688.04                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.7500                          .1700
            6.7500                         .0000

      1464929                              .2500
      380,000.00                           .0300
            7.7500                         .0000
            7.5000                         .0000
            6.7500                          .7200
            6.7500                         .0000

      1464957                              .2500
      590,626.52                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.7500                          .1700
            6.7500                         .0000

      1464959                              .2500
      592,661.96                           .0800
            7.6250                         .0000
            7.3750                         .0000
            6.7500                          .5450
            6.7500                         .0000
1



      1464965                              .2500
      425,572.26                           .0800
            8.2500                         .0000
            8.0000                         .0000
            6.7500                         1.1700
            6.7500                         .0000

      1464967                              .2500
      230,669.39                           .0800
            8.1250                         .0000
            7.8750                         .0000
            6.7500                         1.0450
            6.7500                         .0000

      1464968                              .2500
      453,384.68                           .0800
            8.1250                         .0000
            7.8750                         .0000
            6.7500                         1.0450
            6.7500                         .0000

      1464979                              .2500
      286,170.60                           .0800
            8.0000                         .0000
            7.7500                         .0000
            6.7500                          .9200
            6.7500                         .0000

      1464983                              .2500
      576,561.80                           .0800
            7.7500                         .0000
            7.5000                         .0000
            6.7500                          .6700
            6.7500                         .0000

      1465009                              .2500
      259,273.27                           .0800
            8.3750                         .0000
            8.1250                         .0000
            6.7500                         1.2950
            6.7500                         .0000

      1465013                              .2500
      598,304.15                           .0800
            8.2500                         .0000
            8.0000                         .0000
            6.7500                         1.1700
            6.7500                         .0000

      1465072                              .2500
      153,559.87                           .0300
            8.1250                         .0000
            7.8750                         .0000
            6.7500                         1.0950
            6.7500                         .0000
1



      1465081                              .2500
      265,984.49                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                          .0000
            6.6700                         .0000

      1465083                              .2500
      388,858.90                           .0800
            7.5000                         .0000
            7.2500                         .0000
            6.7500                          .4200
            6.7500                         .0000

      1465090                              .2500
      196,180.34                           .0800
            7.3750                         .0000
            7.1250                         .0000
            6.7500                          .2950
            6.7500                         .0000

      1465121                              .2500
      245,000.00                           .0300
            7.5000                         .0000
            7.2500                         .0000
            6.7500                          .4700
            6.7500                         .0000

      1465131                              .2500
      377,900.00                           .0300
            7.5000                         .0000
            7.2500                         .0000
            6.7500                          .4700
            6.7500                         .0000

      1465137                              .2500
      438,000.00                           .0300
            8.1250                         .0000
            7.8750                         .0000
            6.7500                         1.0950
            6.7500                         .0000

      1465166                              .2500
       68,459.97                           .0300
            7.7500                         .0000
            7.5000                         .0000
            6.7500                          .7200
            6.7500                         .0000

      1465170                              .2500
      211,751.14                           .0800
            7.8750                         .0000
            7.6250                         .0000
            6.7500                          .7950
            6.7500                         .0000
1



      1465177                              .2500
      493,902.90                           .0800
            7.5000                         .0000
            7.2500                         .0000
            6.7500                          .4200
            6.7500                         .0000

      1465214                              .2500
      116,512.52                           .0300
            7.7500                         .0000
            7.5000                         .0000
            6.7500                          .7200
            6.7500                         .0000

      1465280                              .2500
      497,068.41                           .0300
            7.8750                         .0000
            7.6250                         .0000
            6.7500                          .8450
            6.7500                         .0000

      1465653                              .2500
      239,275.17                           .0300
            7.5000                         .0000
            7.2500                         .0000
            6.7500                          .4700
            6.7500                         .0000

      1465668                              .2500
      126,000.00                           .0800
            7.6250                         .0000
            7.3750                         .0000
            6.7500                          .5450
            6.7500                         .0000

      1465696                              .2500
      294,327.85                           .0800
            7.7500                         .0000
            7.5000                         .0000
            6.7500                          .6700
            6.7500                         .0000

      1465704                              .2500
      300,000.00                           .0300
            8.1250                         .0000
            7.8750                         .0000
            6.7500                         1.0950
            6.7500                         .0000

      1466254                              .2500
      471,742.10                           .0800
            8.2500                         .0000
            8.0000                         .0000
            6.7500                         1.1700
            6.7500                         .0000
1



      1466279                              .2500
      129,624.32                           .0300
            8.0000                         .0000
            7.7500                         .0000
            6.7500                          .9700
            6.7500                         .0000

      1466298                              .2500
      225,000.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.7500                          .1700
            6.7500                         .0000

      1466319                              .2500
      340,000.00                           .0300
            8.6250                         .0000
            8.3750                         .0000
            6.7500                         1.5950
            6.7500                         .0000

      1466407                              .2500
      230,000.00                           .0300
            7.2500                         .0000
            7.0000                         .0000
            6.7500                          .2200
            6.7500                         .0000

      1466427                              .2500
      232,000.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            6.7500                          .9700
            6.7500                         .0000

      1466439                              .2500
       80,752.67                           .0300
            7.3750                         .0000
            7.1250                         .0000
            6.7500                          .3450
            6.7500                         .0000

      1466592                              .2500
      550,000.00                           .0300
            7.5000                         .0000
            7.2500                         .0000
            6.7500                          .4700
            6.7500                         .0000

      1466691                              .2500
      219,335.57                           .0300
            7.5000                         .0000
            7.2500                         .0000
            6.7500                          .4700
            6.7500                         .0000
1



      1466693                              .2500
      244,511.88                           .0300
            7.3750                         .0000
            7.1250                         .0000
            6.7500                          .3450
            6.7500                         .0000

      1466698                              .2500
      246,400.00                           .0300
            7.7500                         .0000
            7.5000                         .0000
            6.7500                          .7200
            6.7500                         .0000

      1466711                              .2500
      486,970.01                           .0300
            7.3750                         .0000
            7.1250                         .0000
            6.7500                          .3450
            6.7500                         .0000

      1466971                              .2500
      215,000.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            6.7500                          .8450
            6.7500                         .0000

      1466991                              .2500
      322,765.16                           .0300
            7.0000                         .0000
            6.7500                         .0000
            6.7200                          .0000
            6.7200                         .0000

      1466992                              .2500
      290,738.49                           .0300
            7.7500                         .0000
            7.5000                         .0000
            6.7500                          .7200
            6.7500                         .0000

      1467507                              .2500
      400,000.00                           .0300
            7.7500                         .0000
            7.5000                         .0000
            6.7500                          .7200
            6.7500                         .0000

      1467518                              .2500
      119,000.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            6.7500                          .8450
            6.7500                         .0000
1



      1467549                              .2500
      251,000.00                           .0300
            7.3750                         .0000
            7.1250                         .0000
            6.7500                          .3450
            6.7500                         .0000

      1467560                              .2500
      254,630.13                           .0300
            8.0000                         .0000
            7.7500                         .0000
            6.7500                          .9700
            6.7500                         .0000

      1467561                              .2500
      322,079.34                           .0300
            7.7500                         .0000
            7.5000                         .0000
            6.7500                          .7200
            6.7500                         .0000

      1467562                              .2500
      215,863.91                           .0300
            7.5000                         .0000
            7.2500                         .0000
            6.7500                          .4700
            6.7500                         .0000

      1467563                              .2500
      206,524.65                           .0300
            7.3750                         .0000
            7.1250                         .0000
            6.7500                          .3450
            6.7500                         .0000

      1467564                              .2500
      283,365.42                           .0300
            8.1250                         .0000
            7.8750                         .0000
            6.7500                         1.0950
            6.7500                         .0000

      1467565                              .2500
      335,620.59                           .0300
            7.8750                         .0000
            7.6250                         .0000
            6.7500                          .8450
            6.7500                         .0000

      1467566                              .2500
      767,473.64                           .0300
            7.8750                         .0000
            7.6250                         .0000
            6.7500                          .8450
            6.7500                         .0000
1



      1467567                              .2500
      238,577.30                           .0300
            7.7500                         .0000
            7.5000                         .0000
            6.7500                          .7200
            6.7500                         .0000

      1467568                              .2500
      378,317.70                           .0300
            8.1250                         .0000
            7.8750                         .0000
            6.7500                         1.0950
            6.7500                         .0000

      1467569                              .2500
      249,285.50                           .0300
            8.1250                         .0000
            7.8750                         .0000
            6.7500                         1.0950
            6.7500                         .0000

      1467570                              .2500
      248,219.80                           .0300
            7.1250                         .0000
            6.8750                         .0000
            6.7500                          .0950
            6.7500                         .0000

      1467571                              .2500
      385,070.68                           .0300
            8.3750                         .0000
            8.1250                         .0000
            6.7500                         1.3450
            6.7500                         .0000

      1467572                              .2500
      353,916.04                           .0300
            7.3750                         .0000
            7.1250                         .0000
            6.7500                          .3450
            6.7500                         .0000

      1467573                              .2500
      229,320.48                           .0300
            7.7500                         .0000
            7.5000                         .0000
            6.7500                          .7200
            6.7500                         .0000

      1467574                              .2500
      319,044.11                           .0300
            7.6250                         .0000
            7.3750                         .0000
            6.7500                          .5950
            6.7500                         .0000
1



      1467575                              .2500
      251,263.66                           .0300
            7.8750                         .0000
            7.6250                         .0000
            6.7500                          .8450
            6.7500                         .0000

      1467576                              .2500
      229,320.48                           .0300
            7.7500                         .0000
            7.5000                         .0000
            6.7500                          .7200
            6.7500                         .0000

      1467577                              .2500
      233,941.33                           .0300
            7.5000                         .0000
            7.2500                         .0000
            6.7500                          .4700
            6.7500                         .0000

      1467578                              .2500
      139,000.00                           .0300
            7.2500                         .0000
            7.0000                         .0000
            6.7500                          .2200
            6.7500                         .0000

      1467579                              .2500
      147,000.00                           .0300
            7.1250                         .0000
            6.8750                         .0000
            6.7500                          .0950
            6.7500                         .0000

      1467580                              .2500
      291,800.73                           .0300
            7.3750                         .0000
            7.1250                         .0000
            6.7500                          .3450
            6.7500                         .0000

      1467612                              .2500
      288,000.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            6.7500                          .4200
            6.7500                         .0000

      1467737                              .2500
      300,000.00                           .0300
            7.5000                         .0000
            7.2500                         .0000
            6.7500                          .4700
            6.7500                         .0000
1



      1467786                              .2500
      215,000.00                           .0300
            7.0000                         .0000
            6.7500                         .0000
            6.7200                          .0000
            6.7200                         .0000

      1468315                              .2500
      229,000.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            6.7500                          .2950
            6.7500                         .0000

      1468395                              .2500
      309,063.76                           .0800
            7.5000                         .0000
            7.2500                         .0000
            6.7500                          .4200
            6.7500                         .0000

  TOTAL NUMBER OF LOANS:      369
  TOTAL BALANCE........:        109,132,227.16



  RUN ON     : 02/06/96            RFC DISCLOSURE SYSTEM
RFFSDFIX-01
  AT         : 07.23.23            INITIAL SECURITY FEES
AMORTIZED BALANCE
  SERIES     : RFMSI I 1996-S2      FIXED SUMMARY REPORT
CUTOFF : 01/01/96
  POOL       : 0004193
             :
             :
  POOL STATUS: F

                                   WEIGHTED AVERAGES      FROM
    TO

-----------------------------------------------------------------
--------------
  CURR NOTE RATE                        7.5942            6.6250
   8.8750
  RFC NET RATE                          7.3465            6.3750
   8.6250
  NET MTG RATE(INVSTR RATE)             6.7306            6.3450
   6.7500
  POST STRIP RATE                       6.7306            6.3450
   6.7500
  SUB SERV FEE                           .2477             .1250
    .3750
  MSTR SERV FEE                          .0530             .0300
    .0800
  ALL EXP                                .0000             .0000
    .0000
  MISC EXP                               .0000             .0000
    .0000
  SPREAD                                 .5629             .0000
   1.8450
  STRIP                                  .0000             .0000
    .0000







  TOTAL NUMBER OF LOANS:   369
  TOTAL BALANCE........:     109,132,227.16


                             ***************************
                             *      END OF REPORT      *
                             ***************************




                            EXHIBIT G

                FORM OF SELLER/SERVICER CONTRACT


    This Seller/Servicer Contract (as may be amended, supplemented or otherwise modified from time to time, this "Contract") is made this _________ day of _______, 19____, by and between Residential Funding Corporation, its successors and assigns ("Residential Funding") and _____________________ (the "Seller/Servicer," and, together with Residential Funding, the "parties" and each, individually, a "party").

    WHEREAS, the Seller/Servicer desires to sell Loans to, and/or service Loans for, Residential Funding, and Residential Funding desires to purchase Loans from the Seller/Servicer and/or have the Seller/Servicer service various of its Loans, pursuant to the terms of this Contract and the Residential Funding Seller and Servicer Guides incorporated herein by reference, as amended, supplemented or otherwise modified, from time to time (together, the "Guides").

    NOW, THEREFORE, in consideration of the premises, and the terms, conditions and agreements set forth below, the parties agree as follows:

1.  Incorporation of Guides by Reference.

    The Seller/Servicer acknowledges that it has received and read the Guides. All provisions of the Guides are incorporated by reference into and made a part of this Contract, and shall be binding upon the parties; provided, however, that the Seller/Servicer shall be entitled to sell Loans to and/or service Loans for Residential Funding only if and for so long as it shall have been authorized to do so by Residential Funding in writing. Specific reference in this Contract to particular provisions of the Guides and not to other provisions does not mean that those provisions of the Guides not specifically cited in this Contract are not applicable. All terms used herein shall have the same meanings as such terms have in the Guides, unless the context clearly requires otherwise.

2.  Amendments.

    This Contract may not be amended or modified orally, and no provision of this Contract may be waived or amended except in writing signed by the party against whom enforcement is sought. Such a written waiver or amendment must expressly reference this Contract. However, by their terms, the Guides may be amended or supplemented by Residential Funding from time to time. Any such amendment(s) to the Guides shall be binding upon the parties hereto.

3.  Representations and Warranties.

    a.   Reciprocal Representations and Warranties.

         The Seller/Servicer and Residential Funding each represents and warrants to the other that as of the date of this
Contract:

         (1) Each party is duly organized, validly existing, and in good standing under the laws of its jurisdiction of organization, is qualified, if necessary, to do business and in good standing in each jurisdiction in which it is required to be so qualified, and has the requisite power and authority to enter into this Contract and all other agreements which are contemplated by this Contract and to carry out its obligations hereunder and under the Guides and under such other agreements.

         (2) This Contract has been duly authorized, executed and delivered by each party and constitutes a valid and legally binding agreement of each party enforceable in accordance with its terms.

         (3) There is no action, proceeding or investigation pending or threatened, and no basis therefor is known to either party, that could affect the validity or prospective validity of this Contract.

         (4) Insofar as its capacity to carry out any obligation under this Contract is concerned, neither party is in violation of any charter, articles of incorporation, bylaws, mortgage, indenture, indebtedness, agreement, instrument, judgment, decree, order, statute, rule or regulation and none of the foregoing adversely affects its capacity to fulfill any of its obligations under this Contract. Its execution of, and performance pursuant to, this Contract will not result in a violation of any of the foregoing.

    b.   Seller/Servicer's Representations, Warranties and
Covenants.

         In addition to the representations, warranties and covenants made by the Seller/Servicer pursuant to subparagraph (a) of this paragraph 3, the Seller/Servicer makes the representations, warranties and covenants set forth in the Guides and, upon request, agrees to deliver to Residential Funding the certified Resolution of Board of Directors which authorizes the execution and delivery of this Contract.

4.  Remedies of Residential Funding.

    If an Event of Seller Default or an Event of Servicer
Default shall occur, Residential Funding may, at its option, exercise one or more of those remedies set forth in the Guides.

5.  Seller/Servicer's Status as Independent Contractor.

    At no time shall the Seller/Servicer represent that it is acting as an agent of Residential Funding. The Seller/Servicer shall, at all times, act as an independent contractor.

6.  Prior Agreements Superseded.

    This Contract restates, amends and supersedes any and all prior Seller Contracts or Servicer Contracts between the parties except that any subservicing agreement executed by the Seller/Servicer in connection with any loan-security exchange transaction shall not be affected.

7.  Assignment.

    This Contract may not be assigned or transferred, in whole or in part, by the Seller/Servicer without the prior written consent of Residential Funding. Residential Funding may sell, assign, convey, hypothecate, pledge or in any other way transfer, in whole or in part, without restriction, its rights under this Contract and the Guides with respect to any Commitment or Loan.

8.  Notices.

    All notices, requests, demands or other communications that are to be given under this Contract shall be in writing, addressed to the appropriate parties and sent by telefacsimile or by overnight courier or by United States mail, postage prepaid, to the addresses and telefacsimile numbers specified below.
However,
another name, address and/or telefacsimile number may be substituted by the Seller/Servicer pursuant to the requirements of this paragraph 8, or Residential Funding pursuant to an amendment to the Guides.

If to Residential Funding, notices must be sent to the appropriate address or telefacsimile number specified in the Guides.

If to the Seller/Servicer, notice must be sent to:







    Attention:

    Telefacsimile Number:  (___) ___-____

9.  Jurisdiction and Venue.

    Each of the parties irrevocably submits to the jurisdiction of any state or federal court located in Hennepin County, Minnesota, over any action, suit or proceeding to enforce or defend any right under this Contract or otherwise arising from any loan sale or servicing relationship existing in connection with this Contract, and each of the parties irrevocably agrees that all claims in respect of any such action or proceeding may be heard or determined in such state or federal court. Each of the parties irrevocably waives the defense of an inconvenient forum to the maintenance of any such action or proceeding and any other substantive or procedural rights or remedies it may have with respect to the maintenance of any such action or proceeding in any such forum. Each of the parties agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in any other jurisdiction by suit on the judgment or in any other manner provided by law. Each of the parties further agrees not to institute any legal actions or proceedings against the other party or any director, officer, employee, attorney, agent or property of the other party, arising out of or relating to this Contract in any court other than as hereinabove specified in this paragraph 9.

10. Miscellaneous.

    This Contract, including all documents incorporated by reference herein, constitutes the entire understanding between the parties hereto and supersedes all other agreements, covenants, representations, warranties, understandings and communications between the parties, whether written or oral, with respect to the transactions contemplated by this Contract. All paragraph headings contained herein are for convenience only and shall not be construed as part of this Contract. Any provision of this Contract that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction, and, to this end, the provisions hereof are severable. This Contract shall be governed by, and construed and enforced in accordance with, applicable federal laws and the laws of the State of Minnesota.
    IN WITNESS WHEREOF, the duly authorized officers of the Seller/Servicer and Residential Funding have executed this Seller/Servicer Contract as of the date first above written.

ATTEST:                      SELLER/SERVICER

[Corporate Seal]


                                       (Name of
Seller/Servicer)

By:                               By:
    (Signature)                        (Signature)


                             By:
    (Typed Name)                       (Typed Name)


Title:                       Title:




ATTEST:                      RESIDENTIAL FUNDING
CORPORATION

By:                               By:
    (Signature)                        (Signature)


                             By:
    (Typed Name)                       (Typed Name)


Title:                       Title:


                            EXHIBIT H
                  FORMS OF REQUEST FOR RELEASE

DATE:
TO:
RE:      REQUEST FOR RELEASE OF DOCUMENTS

In connection with the administration of the pool of Mortgage
Loans held by you for the referenced pool, we request the release of the Mortgage Loan File described below.

Pooling and Servicing Agreement Dated:
Series#:
Account#:
Pool#:
Loan#:
Borrower Name(s):
Reason for Document Request: (circle one)   Mortgage Loan Prepaid
in
Full
                                  Mortgage Loan
Repurchased

"We hereby certify that all amounts received or to be received in connection with such payments which are required to be deposited have been or will be so deposited as provided in the Pooling and Servicing Agreement."


Residential Funding Corporation
Authorized Signature

****************************************************************

TO CUSTODIAN/TRUSTEE: Please acknowledge this request, and check off documents being enclosed with a copy of this form. You should retain this form for your files in accordance with the terms of the Pooling and Servicing Agreement.

         Enclosed Documents: [ ] Promissory Note
                             [ ] Primary Insurance Policy
                             [ ] Mortgage or Deed of Trust
                             [ ] Assignment(s) of Mortgage
or Deed of Trust
                             [ ] Title Insurance Policy
                             [ ] Other:



Name

Title

Date
                           EXHIBIT I-1

            FORM OF TRANSFER AFFIDAVIT AND AGREEMENT

STATE OF      )
              : ss.:
COUNTY OF          )

         [NAME OF OFFICER], being first duly sworn, deposes and says:

         1. That he is [Title of Officer] of [Name of Owner] (record or beneficial owner of the Mortgage Pass-Through Certificates, Series 1996-S2, Class R (the "Owner")), a [savings institution] [corporation] duly organized and existing under the laws of [the State of __________________] [the United States], on behalf of which he makes this affidavit and agreement.

         2. That the Owner (i) is not and will not be a "disqualified organization" as of [date of transfer] within the meaning of Section 860E(e)(5) of the Internal Revenue Code of 1986, as amended (the "Code"), (ii) will endeavor to remain other than a disqualified organization for so long as it retains its ownership interest in the Class R Certificates, and (iii) is acquiring the Class R Certificates for its own account or for the account of another Owner from which it has received an affidavit and agreement in substantially the same form as this affidavit and agreement. (For this purpose, a "disqualified organization" means the United States, any state or political subdivision thereof, any agency or instrumentality of any of the foregoing (other than an instrumentality all of the activities of which are subject to tax and, except for the Federal Home Loan Mortgage Corporation, a majority of whose board of directors is not selected by any such governmental entity) or any foreign government, international organization or any agency or instrumentality of such foreign government or organization, any rural electric or telephone cooperative, or any organization (other than certain farmers' cooperatives) that is generally exempt from federal income tax unless such organization is subject to the tax on unrelated business taxable income).

         3. That the Owner is aware (i) of the tax that would be imposed on transfers of Class R Certificates to disqualified organizations under the Code, that applies to all transfers of Class R Certificates after March 31, 1988; (ii) that such tax would be on the transferor, or, if such transfer is through an agent (which person includes a broker, nominee or middleman) for a disqualified organization, on the agent; (iii) that the person otherwise liable for the tax shall be relieved of liability for the tax if the transferee furnishes to such person an affidavit that the transferee is not a disqualified organization and, at the time of transfer, such person does not have actual knowledge that the affidavit is false; and (iv) that the Class R Certificates may be "noneconomic residual interests" within the meaning of Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.

         4. That the Owner is aware of the tax imposed on a "pass-through entity" holding Class R Certificates if at any time during the taxable year of the pass-through entity a disqualified organization is the record holder of an interest in such entity. (For this purpose, a "pass through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives.)

         5. The Purchaser is not an employee benefit plan or other plan subject to the prohibited transaction provisions of the
Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), or an investment manager, named fiduciary or a trustee of any such plan, or any other Person acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any such plan.

         6. That the Owner is aware that the Trustee will not register the transfer of any Class R Certificates unless the transferee, or the transferee's agent, delivers to it an affidavit and agreement, among other things, in substantially the same form as this affidavit and agreement. The Owner expressly agrees that it will not consummate any such transfer if it knows or believes that any of the representations contained in such affidavit and agreement are false.

         7. That the Owner has reviewed the restrictions set forth on the face of the Class R Certificates and the provisions of Section 5.02(f) of the Pooling and Servicing Agreement under which the Class R Certificates were issued (in particular, clause
(iii)(A) and (iii)(B) of Section 5.02(f) which authorize the Trustee to deliver payments to a person other than the Owner and negotiate a mandatory sale by the Trustee in the event the Owner holds such Certificates in violation of Section 5.02(f)). The Owner expressly agrees to be bound by and to comply with such restrictions and provisions.

         8. That the Owner consents to any additional restrictions or arrangements that shall be deemed necessary upon advice of counsel to constitute a reasonable arrangement to ensure that the Class R Certificates will only be owned, directly or indirectly, by an Owner that is not a disqualified organization.

         9.  The Owner's Taxpayer Identification Number is
______________.

         10. This affidavit and agreement relates only to the Class R Certificates held by the Owner and not to any other holder of the Class R Certificates. The Owner understands that the liabilities described herein relate only to the Class R
Certificates.

         11. That no purpose of the Owner relating to the transfer of any of the Class R Certificates by the Owner is or will be to impede the assessment or collection of any tax.

         12. That the Owner has no present knowledge or expectation that it will be unable to pay any United States taxes owed by it so long as any of the Certificates remain outstanding.

In this regard, the Owner hereby represents to and for the benefit of the person from whom it acquired the Class R Certificate that the Owner intends to pay taxes associated with holding such Class R Certificate as they become due, fully understanding that it may incur tax liabilities in excess of any cash flows generated by the
Class R Certificate.

         13. That the Owner has no present knowledge or expectation that it will become insolvent or subject to a bankruptcy proceeding for so long as any of the Class R
Certificates remain outstanding.

         14. The Owner is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof, or an estate or trust whose income from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States.
         IN WITNESS WHEREOF, the Owner has caused this instrument to be executed on its behalf, pursuant to the authority of its Board of Directors, by its [Title of Officer] and its corporate seal to be hereunto attached, attested by its [Assistant] Secretary, this ____ day of _______________, 199__.

                             [NAME OF OWNER]


                             By:
                             [Name of Officer]
                             [Title of Officer]
[Corporate Seal]

ATTEST:



[Assistant] Secretary



         Personally appeared before me the above-named [Name of Officer], known or proved to me to be the same person who executed the foregoing instrument and to be the [Title of Officer] of the Owner, and acknowledged to me that he executed the same as his free act and deed and the free act and deed of the Owner.

         Subscribed and sworn before me this ____ day of ________________, 199__.




                             NOTARY PUBLIC

                             COUNTY OF
                             STATE OF
                             My Commission expires the ____
                             day of _______________, 19__.
                           EXHIBIT I-2

                 FORM OF TRANSFEROR CERTIFICATE


                               __________________, 19__


Residential Funding Mortgage
  Securities I, Inc.
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, Minnesota  55437

The First National Bank of Chicago
One First National Plaza
Chicago, Illinois   60670-0126
Attention:  Residential Funding Corporation Series 1996-S2

         Re:  Mortgage Pass-Through Certificates,
              Series 1996-S2, Class R

Ladies and Gentlemen:

         This letter is delivered to you in connection with the transfer by _______________________________ (the "Seller") to
_______________________________ (the "Purchaser") of
$_____________ Initial Certificate Principal Balance of Mortgage Pass-Through Certificates, Series 1996-S2, Class R (the "Certificates"), pursuant to Section 5.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of January 1, 1996 among Residential Funding Mortgage Securities I, Inc., as seller (the "Company"), Residential Funding
Corporation, as master servicer, and The First National Bank of Chicago, as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Seller hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

         1. No purpose of the Seller relating to the transfer of the Certificate by the Seller to the Purchaser is or will be to impede the assessment or collection of any tax.

         2. The Seller understands that the Purchaser has delivered to the Trustee and the Master Servicer a transfer affidavit and agreement in the form attached to the Pooling and Servicing Agreement as Exhibit I-1. The Seller does not know or believe that any representation contained therein is false.

         3. The Seller has at the time of the transfer conducted a reasonable investigation of the financial condition of the Purchaser as contemplated by Treasury Regulations Section 1.860E-1(c)(4)(i) and, as a result of that investigation, the Seller has determined that the Purchaser has historically paid its debts as they become due and has found no significant evidence to indicate that the Purchaser will not continue to pay its debts as they become due in the future. The Seller understands that the transfer of a Class R Certificate may not be respected for United States income tax purposes (and the Seller may continue to be liable for United States income taxes associated therewith) unless the Seller has conducted such an investigation.

         4. The Seller has no actual knowledge that the proposed Transferee is not both a United States Person and a Permitted Transferee.

                               Very truly yours,




                               (Seller)


                               By:
                               Name:
                               Title:
                            EXHIBIT J

             FORM OF INVESTOR REPRESENTATION LETTER

                       ______________, 19__

Residential Funding Mortgage
  Securities I, Inc.
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, MN 55437

The First National Bank of Chicago
One First National Plaza
Chicago, Illinois 60670-0126

Attention:  Residential Funding Corporation Series 1996-S2

         RE:  Mortgage Pass-Through Certificates,
              Series 1996-S2, Class

Ladies and Gentlemen:

         _________________________ (the "Purchaser") intends to
purchase from ___________________________ (the "Seller")
$_____________ Initial Certificate Principal Balance of Mortgage Pass-Through Certificates, Series 1996-S2, Class __ (the "Certificates"), issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of January 1, 1996 among Residential Funding Mortgage Securities I, Inc., as seller (the "Company"), Residential Funding Corporation, as master servicer, and The First National Bank of Chicago, as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Purchaser hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

              [1.    The Purchaser understands that (a) the
         Certificates have not been and will not be registered or qualified under the Securities Act of 1933, as amended (the "Act") or any state securities law, (b) the Company is not required to so register or qualify the Certificates, (c) the Certificates may be resold only if registered and qualified pursuant to the provisions of the Act or any state securities law, or if an exemption from such registration and qualification is available, (d) the Pooling and Servicing Agreement contains restrictions regarding the transfer of the Certificates and (e) the Certificates will bear a legend to the foregoing effect.]

              [2.    The Purchaser is acquiring the
         Certificates for its own account for investment only and not with a view to or for sale in connection with any distribution thereof in any manner that would violate the Act or any applicable state securities laws.]

              [3.    The Purchaser is (a) a substantial,
         sophisticated institutional investor having such knowledge and experience in financial and business matters, and, in particular, in such matters related to securities similar to the Certificates, such that it is capable of evaluating the merits and risks of investment in the Certificates, (b) able to bear the economic risks of such an investment and (c) an "accredited investor" within the meaning of Rule 501(a) promulgated pursuant to the Act.]

              [4.    The Purchaser has been furnished with,
         and has had an opportunity to review (a) [a copy of the Private Placement Memorandum, dated ___________________, 19__, relating to the
         Certificates (b)] a copy of the Pooling and Servicing Agreement and [b] [c] such other information concerning the Certificates, the Mortgage Loans and the Company as has been requested by the Purchaser from the Company or the Seller and is relevant to the Purchaser's decision to purchase the Certificates.
         The Purchaser has had any questions arising from such review answered by the Company or the Seller to the satisfaction of the Purchaser. [If the Purchaser did not purchase the Certificates from the Seller in connection with the initial distribution of the Certificates and was provided with a copy of the Private Placement Memorandum (the "Memorandum") relating to the original sale (the "Original Sale") of the Certificates by the Company, the Purchaser acknowledges that such Memorandum was provided to it by the Seller, that the Memorandum was prepared by the Company solely for use in connection with the Original Sale and the Company did not participate in or facilitate in any way the purchase of the Certificates by the Purchaser from the Seller, and the Purchaser agrees that it will look solely to the Seller and not to the Company with respect to any damage, liability, claim or expense arising out of, resulting from or in connection with (a) error or omission, or alleged error or omission, contained in the Memorandum, or (b) any information, development or event arising after the date of the Memorandum.]]

              [5.    The Purchaser has not and will not nor
         has it authorized or will it authorize any person to
         (a) offer, pledge, sell, dispose of or otherwise transfer any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) solicit any offer to buy or to accept a pledge, disposition of other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) otherwise approach or negotiate with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) make any general solicitation by means of general advertising or in any other manner or (e) take any other action, that (as to any of (a) through (e) above) would constitute a distribution of any Certificate under the Act, that would render the disposition of any Certificate a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Purchaser will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.]

              [6][1]. The Purchaser is not an employee benefit or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), or any other person (including an investment manager, a named fiduciary or a trustee of any such plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any such plan, and understands that registration of transfer of any Certificate to any such plan, or to any person acting on behalf of or purchasing any Certificate with "plan assets" of any such plan, may not be made unless such plan or person delivers an opinion of its counsel, addressed and satisfactory to the Trustee, the Company and the Master Servicer, to the effect that the purchase and holding of a Certificate by, on behalf of, or with "plan assets" of any such plan is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under Section 406 of ERISA or
         Section 4975 of the Code, and will not subject the Company, the Master Servicer or the Trustee to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in the Pooling and Servicing Agreement.

              [7.    The Purchaser is not a non-United States
         person.]

                               Very truly yours,




                               By:

                               Name:

                               Title:

                            EXHIBIT K

            FORM OF TRANSFEROR REPRESENTATION LETTER




                                , 19


Residential Funding Mortgage
  Securities I, Inc.
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, MN 55437

The First National Bank of Chicago
One First National Plaza
Chicago, Illinois 60670-0126

Attention: Residential Funding Corporation Series 1996-S2

         Re:  Mortgage Pass-Through Certificates,
              Series 1996-S2, Class B-

Ladies and Gentlemen:

         In connection with the sale by              (the
"Seller") to                    (the "Purchaser") of $
Initial Certificate Principal Balance of Mortgage Pass-Through
Certificates, Series 1996-S2, Class   (the "Certificates"),
issued
pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of January 1, 1996 among Residential Funding Mortgage Securities I, Inc., as seller (the "Company"), Residential Funding Corporation, as master servicer, and The First National Bank of Chicago, as trustee (the "Trustee"). The Seller hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

         Neither the Seller nor anyone acting on its behalf has
(a) offered, pledged, sold, disposed of or otherwise transferred any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) has solicited any offer to buy or to accept a pledge, disposition or other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) has otherwise approached or negotiated with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) has made any general solicitation by means of general advertising or in any other manner, or (e) has taken any other action, that (as to any of (a) through (e) above) would constitute a distribution of the Certificates under the Securities Act of 1933 (the "Act"), that would render the disposition of any Certificate a violation of
Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Seller will not act, in any manner set forth in the foregoing sentence with respect to any Certificate. The Seller has not and will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

                       Very truly yours,



                       (Seller)



                       By:

                       Name:

                       Title:

                            EXHIBIT L

          [FORM OF RULE 144A INVESTMENT REPRESENTATION]


     Description of Rule 144A Securities, including numbers:
         _______________________________________________
         _______________________________________________
         _______________________________________________
         _______________________________________________


         The undersigned  seller, as registered holder (the
"Seller"), intends to transfer the Rule 144A Securities described above to the undersigned buyer (the "Buyer").

         1. In connection with such transfer and in accordance with the agreements pursuant to which the Rule 144A Securities were issued, the Seller hereby certifies the following facts:
Neither the Seller nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the Securities Act of 1933, as amended (the "1933 Act"), or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, and that the Seller has not offered the Rule 144A Securities to any person other than the Buyer or another "qualified institutional buyer" as defined in Rule 144A under the 1933 Act.

         2. The Buyer warrants and represents to, and covenants with, the Seller, the Trustee and the Master Servicer (as defined in the Pooling and Servicing Agreement (the "Agreement"), dated as of January 1, 1996 among Residential Funding Corporation as Master Servicer, Residential Funding Mortgage Securities I, Inc. as depositor pursuant to Section 5.02 of the Agreement and The First National Bank of Chicago as trustee, as follows:

              a.  The Buyer understands that the Rule 144A
    Securities have not been registered under the 1933 Act or the securities laws of any state.

              b. The Buyer considers itself a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Rule 144A Securities.

              c.  The Buyer has been furnished with all
    information regarding the Rule 144A Securities that it has requested from the Seller, the Trustee or the Servicer.

              d. Neither the Buyer nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the 1933 Act or that would render the disposition of the Rule 144A Securities a violation of
    Section 5 of the 1933 Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Rule 144A Securities.

              e.  The Buyer is a "qualified institutional
    buyer" as that term is defined in Rule 144A under the 1933 Act and has completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2. The Buyer is aware that the sale to it is being made in reliance on Rule 144A. The Buyer is acquiring the Rule 144A Securities for its own account or the accounts of other qualified institutional buyers, understands that such Rule 144A Securities may be resold, pledged or transferred only
    (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the 1933 Act.

         [3. The Buyer warrants and represents to, and covenants with, the Seller, the Trustee, Master Servicer and the Company that either (1) the Buyer is (A) not an employee benefit plan (within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")), or a plan (within the meaning of Section 4975(e)(1) of the Internal Revenue Code of 1986 ("Code")), which (in either case) is subject to ERISA or Section 4975 of the Code (both a "Plan"), and (B) is not directly or indirectly purchasing the Rule 144A Securities on behalf of, as investment manager of, as named fiduciary of, as trustee of, or with "plan assets" of a Plan, or (2) the Buyer understands that registration of transfer of any Rule 144A Securities to any Plan, or to any Person acting on behalf of or purchasing any such Certificate with "plan assets" of any Plan, may not be made unless such Plan or Person, including the Buyer, delivers an opinion of its counsel, addressed and satisfactory to the Trustee, the Company and the Master Servicer, to the effect that the purchase and holding of the Rule 144A Securities by, on behalf of or with "plan assets" of such Plan is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code, and will not subject the Company, the Master Servicer or the Trustee to any obligation or liability (including liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in the Pooling and Servicing Agreement.]

         4. This document may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same document.

         IN WITNESS WHEREOF, each of the parties has executed this document as of the date set forth below.




Print Name of Seller              Print Name of Buyer

By:                               By:

    Name:                                   Name:
    Title:                                  Title:

Taxpayer Identification:                    Taxpayer
Identification:

No.                               No.


Date:                               Date:





                                             ANNEX 1 TO EXHIBIT L


    QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

     [For Buyers Other Than Registered Investment Companies]


         The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

         1. As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Buyer.

         2. In connection with purchases by the Buyer, the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because
(i) the Buyer owned and/or invested on a discretionary basis $______________________ in securities (except for the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Buyer satisfies the criteria in the category marked below.

    ___ Corporation, etc. The Buyer is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in
         Section 501(c)(3) of the Internal Revenue Code.

    ___ Bank. The Buyer (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission
         or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least
         $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.
    ___ Savings and Loan. The Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which
         is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements.

    ___ Broker-Dealer. The Buyer is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

    ___ Insurance Company. The Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar
         official or agency of a State or territory or the District of Columbia.

    ___ State or Local Plan. The Buyer is a plan established and maintained by a State, its political subdivisions, or any
         agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

    ___ ERISA Plan. The Buyer is an employee benefit plan within the meaning of Title I of the Employee Retirement Income
         Security Act of 1974.

    ___  Investment Adviser.   The Buyer is an investment adviser
         registered under the Investment Advisers Act of 1940.

    ___ SBIC. The Buyer is a Small Business Investment Company licensed by the U.S. Small Business Administration under
         Section 301(c) or (d) of the Small Business Investment
         Act of 1958.

    ___ Business Development Company. The Buyer is a business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

    ___ Trust Fund. The Buyer is a trust fund whose trustee is a bank or trust company and whose participants are exclusively (a) plans established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees, or
         (b) employee benefit plans within the meaning of Title I of the Employee Retirement Income Security Act of 1974, but is not a trust fund that includes as participants individual retirement accounts or H.R. 10 plans.

         3. The term "securities" as used herein does not include
(i) securities of issuers that are affiliated with the Buyer,
(ii)
securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

         4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph. Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer's direction. However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934.

         5. The Buyer acknowledges that it is familiar with Rule
144A and understands that the seller to it and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

  ___     ___      Will the Buyer be purchasing the Rule 144A
  Yes     No       Securities only for the Buyer's own
account?

         6. If the answer to the foregoing question is "no", the
Buyer agrees that, in connection with any purchase of securities sold to the Buyer for the account of a third party (including any separate account) in reliance on Rule 144A, the Buyer will only purchase for the account of a third party that at the time is a "qualified institutional buyer" within the meaning of Rule 144A. In addition, the Buyer agrees that the Buyer will not purchase securities for a third party unless the Buyer has obtained a current representation letter from such third party or taken other appropriate steps contemplated by Rule 144A to conclude that such third party independently meets the definition of "qualified institutional buyer" set forth in Rule 144A.

         7. The Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification as of the date of such purchase.



                             Print Name of Buyer

                             By:

                                  Name:
                                  Title:

                             Date:

                                             ANNEX 2 TO EXHIBIT L


    QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

      [For Buyers That Are Registered Investment Companies]


          The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

           1. As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the
Buyer or, if the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933
("Rule 144A") because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

          2. In connection with purchases by Buyer, the Buyer is a "qualified institutional buyer" as defined in SEC Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Buyer alone, or the Buyer's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year. For purposes of determining the amount of securities owned by the Buyer or the Buyer's Family of Investment
Companies, the cost of such securities was used.

____ The Buyer owned $___________________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

____ The Buyer is part of a Family of Investment Companies which owned in the aggregate $______________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

          3. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

          4. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer's Family of Investment Companies,
(ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps.

          5. The Buyer is familiar with Rule 144A and understands that each of the parties to which this certification is made are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A. In addition, the Buyer will only purchase for the Buyer's own account.

          6. The undersigned will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.




                              Print Name of Buyer


                              By:

                                 Name:

                                 Title:


                              IF AN ADVISER:



                              Print Name of Buyer


                              Date:






                            EXHIBIT M

           [TEXT OF AMENDMENT TO POOLING AND SERVICING
          AGREEMENT PURSUANT TO SECTION 11.01(E) FOR A
                        LIMITED GUARANTY]


                           ARTICLE XII

     Subordinate Certificate Loss Coverage; Limited Guaranty

          Section 12.01. Subordinate Certificate Loss Coverage; Limited Guaranty. (a) Subject to subsection (c) below, prior to the later of the third Business Day prior to each Distribution Date or the related Determination Date, the Master Servicer shall determine whether it or any Subservicer will be entitled to any reimbursement pursuant to Section 4.02(a) on such Distribution Date for Advances or Subservicer Advances previously made, (which will not be Advances or Subservicer Advances that were made with respect to delinquencies which were subsequently determined to be Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses) and, if so, the Master Servicer shall demand payment from Residential Funding of an amount equal to the amount of any Advances or Subservicer Advances reimbursed pursuant to Section 4.02(a), to the extent such Advances or Subservicer Advances have not been included in the amount of the Realized Loss in the related Mortgage Loan, and shall distribute the same to the Class B Certificateholders in the same manner as if such amount were to be distributed pursuant to
Section 4.02(a).

          (b) Subject to subsection (c) below, prior to the later of the third Business Day prior to each Distribution Date or the related Determination Date, the Master Servicer shall determine whether any Realized Losses (other than Excess Special Hazard Losses, Excess Bankruptcy Losses, Excess Fraud Losses and Extraordinary Losses) will be allocated to the Class B Certificates on such Distribution Date pursuant to Section 4.05, and, if so, the Master Servicer shall demand payment from Residential Funding of the amount of such Realized Loss and shall distribute the same to the Class B Certificateholders in the same manner as if such amount were to be distributed pursuant to
Section 4.02(a); provided, however, that the amount of such demand in respect of any Distribution Date shall in no event be greater than the sum of (i) the additional amount of Accrued Certificate Interest that would have been paid for the Class B Certificateholders on such Distribution Date had such Realized Loss or Losses not occurred plus (ii) the amount of the reduction in the Certificate Principal Balances of the Class B Certificates on such Distribution Date due to such Realized Loss or Losses. Notwithstanding such payment, such Realized Losses shall be deemed to have been borne by the Certificateholders and the Owner of the Excess Spread for purposes of Section 4.05. Excess Special Hazard
Losses, Excess Fraud Losses, Excess Bankruptcy Losses and Extraordinary Losses allocated to the Class B Certificates will not be covered by the Subordinate Certificate Loss Obligation.

          (c) Demands for payments pursuant to this Section shall be made prior to the later of the third Business Day prior to each Distribution Date or the related Determination Date by the
Master Servicer with written notice thereof to the Trustee. The maximum amount that Residential Funding shall be required to pay pursuant to this Section on any Distribution Date (the "Amount Available") shall be equal to the lesser of (X) minus the sum of (i) all previous payments made under subsections
(a) and (b) hereof and (ii) all draws under the Limited Guaranty made in lieu of such payments as described below in subsection
(d)
and (Y) the then outstanding Certificate Principal Balances of the
Class B Certificates, or such lower amount as may be established pursuant to Section 12.02. Residential Funding's obligations as described in this Section are referred to herein as the "Subordinate Certificate Loss Obligation."

          (d) The Trustee will promptly notify General Motors Acceptance Corporation of any failure of Residential Funding to make any payments hereunder and shall demand payment pursuant to the limited guaranty (the "Limited Guaranty"), executed by General
Motors Acceptance Corporation, of Residential Funding's obligation to make payments pursuant to this Section, in an amount equal to the lesser of (i) the Amount Available and (ii) such required payments, by delivering to General Motors Acceptance Corporation a written demand for payment by wire transfer, not later than the second Business Day prior to the Distribution Date for such month, with a copy to the Master Servicer.

          (e) All payments made by Residential Funding pursuant to this Section or amounts paid under the Limited Guaranty shall be deposited directly in the Certificate Account, for distribution on the Distribution Date for such month to the Class B
Certificateholders.

          (f) The Company shall have the option, in its sole discretion, to substitute for either or both of the Limited Guaranty or the Subordinate Certificate Loss Obligation another instrument in the form of a corporate guaranty, an irrevocable letter of credit, a surety bond, insurance policy or similar instrument or a reserve fund; provided that (i) the Company obtains an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that obtaining such substitute corporate guaranty, irrevocable letter of credit, surety bond, insurance policy or similar instrument or reserve fund will not cause either (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860(F)(a)(1) of the Code or on "contributions after the startup date" under Section 860(G)(d)(1) of the Code or (b) the Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding, and
(ii) no such substitution shall be made unless (A) the substitute Limited Guaranty or Subordinate Certificate Loss Obligation is for an initial amount not less than the then current Amount Available and contains provisions that are in all material respects equivalent to the original Limited Guaranty or Subordinate Certificate Loss Obligation (including that no portion of the fees, reimbursements or other obligations under any such instrument will be borne by the Trust Fund), (B) the long term debt obligations of any obligor of any substitute Limited Guaranty or Subordinate Certificate Loss Obligation (if not supported by the Limited Guaranty) shall be rated at least the lesser of (a) the rating of the long term debt obligations of General Motors Acceptance Corporation as of the date of issuance of the Limited Guaranty and (b) the rating of the long term debt obligations of General Motors Acceptance Corporation at the date of such substitution and (C) the Company obtains written confirmation from each nationally recognized credit rating agency that rated the Class B Certificates at the request of the Company that such substitution shall not lower the rating on the Class B Certificates below the lesser of (a) the then-current rating assigned to the Class B Certificates by such rating agency and
(b)
the original rating assigned to the Class B Certificates by such rating agency. Any replacement of the Limited Guaranty or Subordinate Certificate Loss Obligation pursuant to this Section shall be accompanied by a written Opinion of Counsel to the substitute guarantor or obligor, addressed to the Master Servicer and the Trustee, that such substitute instrument constitutes a legal, valid and binding obligation of the substitute guarantor or obligor, enforceable in accordance with its terms, and concerning such other matters as the Master Servicer and the Trustee shall reasonably request. Neither the Company, the Master Servicer nor the Trustee shall be obligated to substitute for or replace the Limited Guaranty or Subordinate Certificate Loss Obligation under any circumstance.

          Section 12.02. Amendments Relating to the Limited Guaranty. Notwithstanding Sections 11.01 or 12.01: (i) the provisions of this Article XII may be amended, superseded or deleted, (ii) the Limited Guaranty or Subordinate Certificate Loss
Obligation may be amended, reduced or canceled, and (iii) any other provision of this Agreement which is related or incidental to the matters described in this Article XII may be amended in any manner; in each case by written instrument executed or consented to by the Company and Residential Funding but without the consent of any Certificateholder and without the consent of the Master Servicer or the Trustee being required unless any such amendment would impose any additional obligation on, or otherwise adversely affect the interests of, the Master Servicer or the Trustee, as applicable; provided that the Company shall also obtain a letter from each nationally recognized credit rating agency that rated the Class B Certificates at the request of the Company to the effect that such amendment, reduction, deletion or cancellation will not lower the rating on the Class B Certificates below the lesser of (a) the then-current rating assigned to the Class B Certificates by such rating agency and (b) the original rating assigned to the Class B Certificates by such rating agency, unless
(A) the Holder of 100% of the Class B Certificates is Residential Funding or an Affiliate of Residential Funding, or (B) such amendment, reduction, deletion or cancellation is made in accordance with Section 11.01(e) and, provided further that the Company obtains, in the case of a material amendment or supersession (but not a reduction, cancellation or deletion of the
Limited Guaranty or the Subordinate Certificate Loss Obligation), an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that any such amendment or supersession will not cause either (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code or (b) the Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding. A copy of any such instrument shall be provided to the Trustee and the Master Servicer together with an Opinion of Counsel that such amendment complies with this Section 12.02.
                            EXHIBIT N

                   [FORM OF LIMITED GUARANTY]

                        LIMITED GUARANTY

         RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.

               Mortgage Pass-Through Certificates
                         Series 1996-S2



, 199__


The First National Bank of Chicago
One First National Plaza
Chicago, Illinois  60670-0126

Attention:  Residential Funding Corporation Series 1996-S2

Ladies and Gentlemen:

          WHEREAS, Residential Funding Corporation, a Delaware corporation ("Residential Funding"), an indirect wholly-owned subsidiary of General Motors Acceptance Corporation, a New York corporation ("GMAC"), plans to incur certain obligations as described under Section 12.01 of the Pooling and Servicing Agreement dated as of January 1, 1996 (the "Servicing Agreement"), among Residential Funding Mortgage Securities I, Inc. (the "Company"), Residential Funding and The First National Bank of Chicago (the "Trustee"), as amended by Amendment No. __ thereto, dated as of ______________, with respect to the Mortgage Pass-Through Certificates, Series 1996-S2 (the "Certificates"); and

          WHEREAS, pursuant to Section 12.01 of the Servicing Agreement, Residential Funding agrees to make payments to the Holders of the Class B Certificates with respect to certain losses on the Mortgage Loans as described in the Servicing Agreement; and

          WHEREAS, GMAC desires to provide certain assurances with respect to the ability of Residential Funding to secure sufficient funds and faithfully to perform its Subordinate
Certificate Loss Obligation;

          NOW THEREFORE, in consideration of the premises herein contained and certain other good and valuable consideration, the receipt of which is hereby acknowledged, GMAC agrees as follows:

          1.   Provision of Funds.  (a) GMAC agrees to
contribute and deposit in the Certificate Account on behalf of Residential Funding (or otherwise provide to Residential Funding, or to cause to be made available to Residential Funding), either directly or through a subsidiary, in any case prior to the related
Distribution Date, such moneys as may be required by Residential Funding to perform its Subordinate Certificate Loss Obligation when and as the same arises from time to time upon the demand of the Trustee in accordance with Section 12.01 of the Servicing Agreement.

          (b)  The agreement set forth in the preceding clause
(a) shall be absolute, irrevocable and unconditional and shall not be affected by the transfer by GMAC or any other person of all or any part of its or their interest in Residential Funding, by any insolvency, bankruptcy, dissolution or other proceeding affecting Residential Funding or any other person, by any defense or right of counterclaim, set-off or recoupment that GMAC may have against Residential Funding or any other person or by any other fact or circumstance. Notwithstanding the foregoing, GMAC's obligations under clause (a) shall terminate upon the earlier of (x) substitution for this Limited Guaranty pursuant to Section 12.01(f) of the Servicing Agreement, or (y) the termination of the
Trust Fund pursuant to the Servicing Agreement.

          2. Waiver. GMAC hereby waives any failure or delay on the part of Residential Funding, the Trustee or any other person in asserting or enforcing any rights or in making any claims or demands hereunder. Any defective or partial exercise of any such rights shall not preclude any other or further exercise of that or any other such right. GMAC further waives demand, presentment, notice of default, protest, notice of acceptance and any other notices with respect to this Limited Guaranty, including, without limitation, those of action or nonaction on the part of Residential Funding or the Trustee.

          3. Modification, Amendment and Termination. This Limited Guaranty may be modified, amended or terminated only by the written agreement of GMAC and the Trustee and only if such modification, amendment or termination is permitted under Section
12.02 of the Servicing Agreement. The obligations of GMAC under this Limited Guaranty shall continue and remain in effect so long as the Servicing Agreement is not modified or amended in any way that might affect the obligations of GMAC under this Limited Guaranty without the prior written consent of GMAC.

          4. Successor. Except as otherwise expressly provided herein, the guarantee herein set forth shall be binding upon GMAC and its respective successors.

          5. Governing Law. This Limited Guaranty shall be governed by the laws of the State of New York.

          6. Authorization and Reliance. GMAC understands that a copy of this Limited Guaranty shall be delivered to the Trustee in connection with the execution of Amendment No. 1 to the
Servicing Agreement and GMAC hereby authorizes the Company and the
Trustee to rely on the covenants and agreements set forth herein.

          7. Definitions. Capitalized terms used but not otherwise defined herein shall have the meaning given them in the Servicing Agreement.

          8. Counterparts. This Limited Guaranty may be executed in any number of counterparts, each of which shall be deemed to be an original and such counterparts shall constitute but one and the same instrument.

          IN WITNESS WHEREOF, GMAC has caused this Limited
Guaranty to be executed and delivered by its respective officers thereunto duly authorized as of the day and year first above written.

                              GENERAL MOTORS ACCEPTANCE
                              CORPORATION


                              By:
                              Name:
                              Title:


Acknowledged by:

THE FIRST NATIONAL BANK OF CHICAGO,
  as Trustee


By:
Name:
Title:


RESIDENTIAL FUNDING MORTGAGE
  SECURITIES I, INC.


By:
Name:
Title:
                            EXHIBIT O

  FORM OF LENDER CERTIFICATION FOR ASSIGNMENT OF MORTGAGE LOAN


                                   __________________,
19____

Residential Funding Mortgage
  Securities I, Inc.
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, Minnesota  55437

The First National Bank of Chicago
One First National Plaza
Chicago, Illinois  60670-0126

Attention:  Residential Funding Corporation Series 1996-S2

          Re:  Mortgage Pass-Through Certificates, Series 1996-
               S2 Assignment of Mortgage Loan



Ladies and Gentlemen:

          This letter is delivered to you in connection with the assignment by _________________ (the "Trustee") to _______________________ (the "Lender") of _______________ (the
"Mortgage Loan") pursuant to Section 3.13(d) of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of January 1, 1996 among Residential Funding Mortgage Securities I, Inc., as seller (the "Company"), Residential Funding
Corporation, as master servicer, and the Trustee, as trustee. All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Lender hereby certifies, represents and warrants to, and covenants with, the Master Servicer and the Trustee that:

       (i) the Mortgage Loan is secured by Mortgaged Property located in a jurisdiction in which an assignment in lieu of satisfaction is required to preserve lien priority, minimize or avoid mortgage recording taxes or otherwise comply with, or facilitate a refinancing under, the laws of such jurisdiction;

      (ii) the substance of the assignment is, and is intended to be, a refinancing of such Mortgage Loan and the form of the transaction is solely to comply with, or facilitate the transaction under, such local laws;

     (iii) the Mortgage Loan following the proposed assignment will be modified to have a rate of interest at least 0.25 percent below or above the rate of interest on such Mortgage Loan prior to such proposed assignment; and

      (iv) such assignment is at the request of the borrower under the related Mortgage Loan.

                              Very truly yours,




                              (Lender)

                              By:

                              Name:

                              Title:



                            EXHIBIT P

                 SCHEDULE OF DISCOUNT FRACTIONS




          1996-S2
          Schedule of Discount Fractions

     PRINCIPAL NET MORTGAGE   DISCOUNT  PO
LOAN #    BALANCE   RATE       FRACTION      BALANCE
1461977   673,528.68     6.345 6.0000000000% 40,411.72
1448742   910,071.04     6.42  4.8888888889% 44,492.36
1448829   255,597.89     6.42  4.8888888889% 12,495.90
1464585   238,852.61     6.42  4.8888888889% 11,677.24
1464606   313,799.35     6.42  4.8888888889% 15,341.30
1456598   478,883.24     6.47  4.1481481481% 19,864.79
1462856   117,121.17     6.47  4.1481481481% 4,858.36
1463811   679,052.14     6.47  4.1481481481% 28,168.09
1463850   149,516.38     6.47  4.1481481481% 6,202.16
1463860   223,277.80     6.47  4.1481481481% 9,261.89
1457363   645,841.92     6.545 3.0370370370% 19,614.46
1463372   980,587.51     6.545 3.0370370370% 29,780.81
1463375   278,208.82     6.545 3.0370370370% 8,449.30
1462008   379,435.97     6.595 2.2962962963% 8,712.97
1463839   149,040.43     6.595 2.2962962963% 3,422.41
1463851   66,537.10      6.595 2.2962962963% 1,527.89
1463853   299,043.18     6.595 2.2962962963% 6,866.92
1463856   202,352.55     6.595 2.2962962963% 4,646.61
1448830   388,695.82     6.67  1.1851851852% 4,606.77
1448831   274,547.21     6.67  1.1851851852% 3,253.89
1448856   216,488.79     6.67  1.1851851852% 2,565.79
1457313   247,738.79     6.67  1.1851851852% 2,936.16
1457355   542,998.12     6.67  1.1851851852% 6,435.53
1457775   63,967.19      6.67  1.1851851852% 758.13
1460147   161,382.58     6.67  1.1851851852% 1,912.68
1465081   265,984.49     6.67  1.1851851852% 3,152.41
1450468   337,848.37     6.72  0.4444444444% 1,501.55
1461957   279,116.61     6.72  0.4444444444% 1,240.52
1462001   304,063.53     6.72  0.4444444444% 1,351.39
1463837   287,091.37     6.72  0.4444444444% 1,275.96
1463845   306,845.80     6.72  0.4444444444% 1,363.76
1463848   84,407.11      6.72  0.4444444444% 375.14
1463857   219,305.90     6.72  0.4444444444% 974.69
1463993   214,719.18     6.72  0.4444444444% 954.31
1466991   322,765.16     6.72  0.4444444444% 1,434.51
1467786   215,000.00     6.72  0.4444444444% 955.56
1458325   219,207.83     6.745 0.0740740741% 162.38

     $11,992,921.63            2.6099254949% $313,006.32